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                      BANC OF AMERICA FUNDING CORPORATION,

                                  as Depositor,

                             WELLS FARGO BANK, N.A.,

                          as Securities Administrator,

                               CITIMORTGAGE, INC.,

                               as Master Servicer

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                            Dated September 28, 2006

                                   ----------

                       Mortgage Pass-Through Certificates

                                  Series 2006-5

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                                TABLE OF CONTENTS

                                                                              Page
                                                                              ----
                                    ARTICLE I

                                   DEFINITIONS

Section 1.01   Defined Terms...............................................      4
Section 1.02   Interest Calculations.......................................     45

                                   ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans................................     45
Section 2.02   Acceptance by the Trustee or Custodian of the Mortgage
                  Loans....................................................     50
Section 2.03   Representations, Warranties and Covenants of the Master
                  Servicer.................................................     54
Section 2.04   Representations and Warranties of the Depositor as to the

                                   ARTICLE III

              ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3.06   Rights of the  Depositor,  the  Securities  Administrator

Section 3.09   Collection of Mortgage Loan Payments;  Master Servicer
                  Custodial Account; Certificate  Account; Reserved Funds;
                  and Yield Maintenance Agreements.........................     63
Section 3.10   Access to Certain Documentation and Information Regarding
                  the Mortgage Loans.......................................     67
Section 3.11   Permitted Withdrawals from the Certificate Account and the
                  Master Servicer Custodial Account........................     67
Section 3.12   Maintenance of Hazard Insurance and Other Insurance.........     69

                                       -i-

Section 3.17   Documents, Records and Funds in Possession of the Master

Section 3.23   Maintenance of the Rounding Account; Collections
                  Thereunder...............................................     83

                                   ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

Section 4.01   Master Servicer's Certificate...............................     84

                                    ARTICLE V

       PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION

Section 5.07   Rights of the Tax Matters Person in Respect of the

Section 5.10   Master Servicer, Securities Administrator and Trustee
                  Indemnification..........................................    106
Section 5.11   Principal Distributions on the Special Retail
                  Certificates.............................................    107

                                 ARTICLE VI

                              THE CERTIFICATES

                                      -ii-

                                 ARTICLE VII

                    THE DEPOSITOR AND THE MASTER SERVICER

Section 7.01   Respective Liabilities of the Depositor and the Master
                  Servicer.................................................    116
Section 7.02   Merger or Consolidation of the Depositor or the Master
                  Servicer.................................................    116
Section 7.03   Limitation on Liability of the Depositor, the Master
                  Servicer and Others......................................    117
Section 7.04   Depositor and Master Servicer Not to Resign.................    118

                                ARTICLE VIII

                                   DEFAULT

Section 8.01   Events of Default...........................................    118
Section 8.02   Remedies of Trustee.........................................    120
Section 8.03   Directions by Certificateholders and Duties of Trustee
                  During Event of Default..................................    120
Section 8.04   Action upon Certain Failures of the Master Servicer and upon

                                 ARTICLE IX

                THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01   Duties of Trustee and Securities Administrator..............    124
Section 9.02   Certain Matters Affecting the Trustee and the Securities
                  Administrator............................................    126
Section 9.03   Neither Trustee nor Securities Administrator Liable for
                  Certificates or Mortgage Loans...........................    127
Section 9.04   Trustee and Securities Administrator May Own Certificates...    128
Section 9.05   Eligibility Requirements for Trustee and the Securities
                  Administrator............................................    128
Section 9.06   Resignation and Removal of Trustee and the Securities
                  Administrator............................................    129
Section 9.07   Successor Trustee or Securities Administrator...............    130
Section 9.08   Merger or Consolidation of Trustee or Securities

Section 9.11   Securities Administrator's Fees and Expenses and Trustee's

Section 9.15   Trustee or Securities Administrator May Enforce Claims

                                      -iii-

                                  ARTICLE X

                                 TERMINATION

Section 10.01  Termination upon Purchase or Liquidation of All Mortgage
                  Loans....................................................    136
Section 10.02  Additional Termination Requirements.........................    138

                                 ARTICLE XI

                          MISCELLANEOUS PROVISIONS

Section 11.10  Regulation AB Compliance; Intent of the Parties;
                  Reasonableness ..........................................    144

                                      -iv-

                                    EXHIBITS

Exhibit A-1A1    Form of Face of Class 1-A-1 Certificate
Exhibit A-1A2    Form of Face of Class 1-A-2 Certificate
Exhibit A-1A3    Form of Face of Class 1-A-3 Certificate
Exhibit A-1A4    Form of Face of Class 1-A-4 Certificate
Exhibit A-1A5    Form of Face of Class 1-A-5 Certificate
Exhibit A-1A6    Form of Face of Class 1-A-6 Certificate
Exhibit A-1A7    Form of Face of Class 1-A-7 Certificate
Exhibit A-1A8    Form of Face of Class 1-A-8 Certificate
Exhibit A-1A9    Form of Face of Class 1-A-9 Certificate
Exhibit A-1A10   Form of Face of Class 1-A-10 Certificate
Exhibit A-1A11   Form of Face of Class 1-A-11 Certificate
Exhibit A-1A12   Form of Face of Class 1-A-12 Certificate
Exhibit A-1A13   Form of Face of Class 1-A-13 Certificate
Exhibit A-1A14   Form of Face of Class 1-A-14 Certificate
Exhibit A-2AR    Form of Face of Class 2-A-R Certificate
Exhibit A-2A1    Form of Face of Class 2-A-1 Certificate
Exhibit A-2A2    Form of Face of Class 2-A-2 Certificate
Exhibit A-2A3    Form of Face of Class 2-A-3 Certificate
Exhibit A-2A4    Form of Face of Class 2-A-4 Certificate
Exhibit A-2A5    Form of Face of Class 2-A-5 Certificate
Exhibit A-2A6    Form of Face of Class 2-A-6 Certificate
Exhibit A-2A7    Form of Face of Class 2-A-7 Certificate
Exhibit A-2A8    Form of Face of Class 2-A-8 Certificate
Exhibit A-2A9    Form of Face of Class 2-A-9 Certificate
Exhibit A-2A10   Form of Face of Class 2-A-10 Certificate
Exhibit A-2A11   Form of Face of Class 2-A-11 Certificate
Exhibit A-2A12   Form of Face of Class 2-A-12 Certificate
Exhibit A-2A13   Form of Face of Class 2-A-13 Certificate
Exhibit A-3A1    Form of Face of Class 3-A-1 Certificate
Exhibit A-3A2    Form of Face of Class 3-A-2 Certificate
Exhibit A-3A3    Form of Face of Class 3-A-3 Certificate
Exhibit A-3A4    Form of Face of Class 3-A-4 Certificate
Exhibit A-4A1    Form of Face of Class 4-A-1 Certificate
Exhibit A-4A2    Form of Face of Class 4-A-2 Certificate
Exhibit A-4A3    Form of Face of Class 4-A-3 Certificate
Exhibit A-4A4    Form of Face of Class 4-A-4 Certificate
Exhibit A-4A5    Form of Face of Class 4-A-5 Certificate
Exhibit A-4A6    Form of Face of Class 4-A-6 Certificate
Exhibit A-4A7    Form of Face of Class 4-A-7 Certificate
Exhibit A-4A8    Form of Face of Class 4-A-8 Certificate
Exhibit A-30IO   Form of Face of Class 30-IO Certificate
Exhibit A-30PO   Form of Face of Class 30-PO Certificate
Exhibit B-B1     Form of Face of Class B-1 Certificate
Exhibit B-B2     Form of Face of Class B-2 Certificate
Exhibit B-B3     Form of Face of Class B-3 Certificate

                                       -v-

Exhibit B-B4     Form of Face of Class B-4 Certificate
Exhibit B-B5     Form of Face of Class B-5 Certificate
Exhibit B-B6     Form of Face of Class B-6 Certificate
Exhibit C        Form of Reverse of all Certificates
Exhibit D-1      Loan Group 1 Mortgage Loan Schedule
Exhibit D-2      Loan Group 2 Mortgage Loan Schedule
Exhibit D-3      Loan Group 3 Mortgage Loan Schedule
Exhibit D-4      Loan Group 4 Mortgage Loan Schedule
Exhibit E        Request for Release of Documents
Exhibit F        Form of Certification of Establishment of Account
Exhibit G-1      Form of Transferor's Certificate
Exhibit G-2A     Form 1 of Transferee's Certificate
Exhibit G-2B     Form 2 of Transferee's Certificate
Exhibit H        Form of Transferee Representation Letter for ERISA
                 Restricted Certificates
Exhibit I        Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J        List of Recordation States
Exhibit K        Form of Initial Certification
Exhibit L        Form of Final Certification
Exhibit M        Form of Sarbanes-Oxley Certification
Exhibit N        Form of Back-up Certification
Exhibit O        Planned Balance Schedules
Exhibit P        Relevant Servicing Criteria
Exhibit Q        Additional Form 10-D Disclosure
Exhibit R        Additional Form 10-K Disclosure
Exhibit S        Form 8-K Disclosure Information
Exhibit T        Additional Disclosure Notification
Exhibit U-1      Class 1-A-1 Yield Maintenance Agreement
Exhibit U-2      Class 1-A-7 Yield Maintenance Agreement
Exhibit U-3      Class 1-A-13 Yield Maintenance Agreement

                                      -vi-

                         POOLING AND SERVICING AGREEMENT

     THIS POOLING AND SERVICING AGREEMENT, dated September 28, 2006, is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor
(together with its permitted successors and assigns, the "Depositor"), WELLS
FARGO BANK, N.A., as securities administrator (together with its permitted successors and assigns, the "Securities Administrator"), CITIMORTGAGE, INC., as
master servicer (together with its permitted successors and assigns, the "Master
Servicer") and U.S. BANK NATIONAL ASSOCIATION, as trustee (together with its permitted successors and assigns, the "Trustee").

                                WITNESSETH THAT:

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

     In exchange for the Certificates, the Depositor hereby conveys the Trust
Estate to the Trustee to create the Trust. As provided herein, the Securities
Administrator shall make elections to treat the Trust Estate (exclusive of the
Yield Maintenance Agreements, the Reserve Funds and the Rounding Account) as
three real estate mortgage investment conduits (the "Upper-Tier REMIC," the
"Intermediate Lower-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each a "REMIC"). The Uncertificated Lower-Tier Interests will represent the
"regular interests" and the Class LR Interest shall be the "residual interest"
in the Lower-Tier REMIC for purposes of the REMIC Provisions. The Uncertificated
Lower-Tier Interests shall constitute the assets of the Intermediate Lower-Tier
REMIC. The Uncertificated Intermediate Lower-Tier Interests shall constitute the
"regular interests" and the Class ILR Interest shall be the "residual interest"
in the Intermediate Lower-Tier REMIC. The Uncertificated Intermediate Lower-Tier
Interests shall constitute the assets of the Upper-Tier REMIC. The Senior
Certificates (other than the Class 1-A-1, Class 1-A-7, Class 1-A-13, Class
30-IO, Class 30-PO and the Class 2-A-R Certificates), the Class 1-A-1 Interest,
the Class 1-A-7 Interest, the Class 1-A-13 Interest, the Components and the
Class B Certificates are referred to collectively as the "Upper-Tier Regular
Interests" and shall constitute "regular interests" in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class UR Interest shall be the "residual interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions. The
Class 2-A-R Certificate shall represent beneficial ownership of the Class LR
Interest, the Class ILR Interest and the Class UR Interest. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

     The following table sets forth characteristics of the Certificates and the
Components, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

                                                                INTEGRAL
                  INITIAL CLASS       PASS-                   MULTIPLES IN
               CERTIFICATE BALANCE   THROUGH      MINIMUM       EXCESS OF
CLASSES        OR NOTIONAL AMOUNT      RATE    DENOMINATION      MINIMUM
------------   -------------------   -------   ------------   ------------
Class 1-A-1         $ 52,278,000        (1)     $    1,000          N/A
Class 1-A-2         $ 52,278,000        (2)     $1,000,000       $    1
Class 1-A-3         $    985,000      6.00%     $    1,000       $    1
Class 1-A-4         $ 17,348,000      6.00%     $    1,000       $    1
Class 1-A-5         $  1,928,000      6.00%     $    1,000       $    1
Class 1-A-6         $ 20,811,000      6.00%     $    1,000       $    1
Class 1-A-7         $ 15,700,000        (3)     $    1,000       $    1
Class 1-A-8         $ 15,700,000        (4)     $1,000,000       $    1
Class 1-A-9         $  3,175,000      6.00%     $    1,000       $    1
Class 1-A-10        $ 53,506,000      6.00%     $    1,000       $    1
Class 1-A-11        $ 13,423,000      6.00%     $    1,000       $    1
Class 1-A-12        $    267,000      6.00%     $    1,000       $    1
Class 1-A-13        $  5,000,000        (5)     $    1,000       $    1
Class 1-A-14        $  5,000,000        (6)     $1,000,000       $    1
Class 2-A-R         $        100      6.00%     $      100          N/A
Class 2-A-1         $ 15,386,000      6.00%     $    1,000       $    1
Class 2-A-2         $  1,480,000      6.00%     $    1,000       $    1
Class 2-A-3         $  1,872,000      6.00%     $    1,000       $    1
Class 2-A-4         $  2,358,000      6.00%     $    1,000       $    1
Class 2-A-5         $  4,971,000      6.00%     $    1,000       $    1
Class 2-A-6         $ 26,921,000      6.00%     $    1,000       $    1
Class 2-A-7         $    884,000      6.00%     $    1,000       $    1
Class 2-A-8         $    370,000      6.00%     $    1,000       $    1
Class 2-A-9         $  3,563,000      6.00%     $    1,000       $1,000
Class 2-A-10        $ 13,550,000      5.75%     $    1,000       $    1
Class 2-A-11        $ 18,027,000      6.00%     $    1,000       $    1
Class 2-A-12        $    660,000      6.00%     $    1,000       $    1
Class 2-A-13        $    564,583      6.00%     $  564,583          N/A
Class 3-A-1         $ 78,704,000      5.75%     $    1,000       $    1
Class 3-A-2         $  5,170,000      5.75%     $    1,000       $    1
Class 3-A-3         $    981,000      5.75%     $    1,000       $    1
Class 3-A-4         $  8,827,000      5.75%     $    1,000       $    1
Class 4-A-1         $  3,239,000      6.00%     $    1,000       $    1
Class 4-A-2         $ 29,150,000      6.00%     $    1,000       $    1
Class 4-A-3         $  7,449,000      6.00%     $    1,000       $    1
Class 4-A-4         $183,548,000      6.00%     $    1,000       $    1
Class 4-A-5         $ 12,312,000      6.00%     $    1,000       $    1
Class 4-A-6         $ 59,248,000      6.00%     $    1,000       $    1
Class 4-A-7         $  5,012,000      6.00%     $    1,000       $    1
Class 4-A-8         $ 11,300,000      6.00%     $    1,000       $    1
Class 30-IO         $ 18,479,794        (7)     $1,000,000       $    1
Class 30-PO         $  1,401,033        (8)     $   25,000       $    1

                                       -2-

                                                                INTEGRAL
                  INITIAL CLASS       PASS-                   MULTIPLES IN
               CERTIFICATE BALANCE   THROUGH      MINIMUM       EXCESS OF
CLASSES        OR NOTIONAL AMOUNT      RATE    DENOMINATION      MINIMUM
------------   -------------------   -------   ------------   ------------
Class B-1          $15,232,000         (9)        $25,000          $1
Class B-2          $ 4,605,000         (9)        $25,000          $1
Class B-3          $ 2,834,000         (9)        $25,000          $1
Class B-4          $ 2,125,000         (9)        $25,000          $1
Class B-5          $ 1,417,000         (9)        $25,000          $1
Class B-6          $ 1,417,041         (9)        $25,000          $1

                INITIAL COMPONENT                               INTEGRAL
                    BALANCE OR        PASS-                   MULTIPLES IN
                COMPONENT NOTIONAL   THROUGH      MINIMUM       EXCESS OF
COMPONENTS            AMOUNT           RATE    DENOMINATION      MINIMUM
-------------   ------------------   -------   ------------   ------------
Class 1-30-IO       $11,801,931       6.000%        N/A            N/A
Class 2-30-IO       $ 1,191,104       6.000%        N/A            N/A
Class 3-30-IO       $ 1,208,624       6.000%        N/A            N/A
Class 4-30-IO       $ 4,278,133       6.000%        N/A            N/A
Class 1-30-PO       $   824,157        (10)         N/A            N/A
Class 3-30-PO       $   576,876        (10)         N/A            N/A

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(1)  During the initial Interest Accrual Period, interest will accrue on the
     Class 1-A-1 Certificates at the rate of 6.000% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 1-A-1
     Certificates at a per annum rate equal to (i) 0.750% plus (ii) LIBOR determined monthly, subject to a minimum rate of 0.750% and a maximum rate of 6.000%.

(2)  During the initial Interest Accrual Period, interest will accrue on the
     Class 1-A-2 Certificates at the rate of 0.000% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 1-A-2
     Certificates at a per annum rate equal to (i) 5.250% minus (ii) LIBOR determined monthly, subject to a minimum rate of 0.000% and a maximum rate of 5.250%

(3)  During the initial Interest Accrual Period, interest will accrue on the
     Class 1-A-7 Certificates at the rate of 5.760% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 1-A-7
     Certificates at a per annum rate equal to (i) 0.430% plus (ii) LIBOR determined monthly, subject to a minimum rate of 0.430% and a maximum rate of 6.000%.

(4)  During the initial Interest Accrual Period, interest will accrue on the
     Class 1-A-8 Certificates at the rate of 0.240% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 1-A-8
     Certificates at a per annum rate equal to (i) 5.570% minus (ii) LIBOR determined monthly, subject to a minimum rate of 0.000% and a maximum rate of 5.570%.

(5)  During the initial Interest Accrual Period, interest will accrue on the
     Class 1-A-13 Certificates at the rate of 6.000% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class
     1-A-13 Certificates at a per annum rate equal to (i) 0.750% plus (ii) LIBOR determined monthly, subject to a minimum rate of 0.750% and a maximum rate of 6.000%.

(6)  During the initial Interest Accrual Period, interest will accrue on the
     Class 1-A-14 Certificates at the rate of 0.000% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class
     1-A-14 Certificates at a per annum rate equal to (i) 5.250% minus (ii)
     LIBOR determined monthly, subject to a minimum rate of 0.000% and a maximum rate of 5.250%.

(7)  The Class 30-IO Certificates are Interest Only Certificates and will be deemed for purposes of distributions of interest to consist of four
     Components: the Class 1-30-IO, Class 2-30-IO, Class 3-30-IO and Class
     4-30-IO Components. The Components of the Class 30-IO Certificates are not
     severable.

(8)  The Class 30-PO Certificates are Principal Only Certificates and will be deemed for purposes of distributions of principal to consist of two
     Components: the Class 1-30-PO and Class 3-30-PO Components. The Components
     of the Class 30-PO Certificates are not severable.

(9)  Interest will accrue on the Class B Certificates for each Distribution Date at a per annum rate equal to the weighted average (based on the Group
     Subordinate Amount for each Loan Group) of (i) with respect to Loan Group
     1, 6.000%, (ii) with respect to Loan Group 2, 6.000%, (iii) with respect to
     Loan Group 3, 5.750% and (iv) with respect to Loan Group 4, 6.000%.

(10) The Class 1-30-PO and Class 3-30-PO Components are Principal Only
     Components and will not be entitled to distributions in respect of interest.

                                       -3-

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

     10-K Filing Deadline: As defined in Section 3.22(c).

     1933 Act: The Securities Act of 1933, as amended.

     Accretion Termination Date: For (i) the Class 1-A-12 Certificates, the
earlier to occur of (1) the Distribution Date following the Distribution Date on which the aggregate Class Certificate Balance of the Class 1-A-1 and Class 1-A-3
Certificates has been reduced to zero and (2) the Senior Credit Support
Depletion Date and (ii) the Class 3-A-2 Certificates, the earlier to occur of
(1) the Distribution Date following the Distribution Date on which the Class
Certificate Balance of the Class 3-A-1 Certificates has been reduced to zero and
(2) the Senior Credit Support Depletion Date.

     Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class (other than the Class 30- IO Certificates), one month's interest accrued during the related Interest Accrual Period at the applicable
Pass-Through Rate on the applicable Class Certificate Balance or Notional
Amount. For any Distribution Date and the Class 30-IO Certificates, the sum of
the Accrued Component Interest for each Class 30-IO Component.

     Accrued Component Interest: For any Distribution Date and each IO
Component, one month's interest accrued during the related Interest Accrual
Period at the applicable Pass-Through Rate on the applicable Notional Amount.

     Additional Disclosure Notification: The form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or
Form 8-K Disclosure Information which is attached hereto as Exhibit T.

     Additional Form 10-D Disclosure: As defined in Section 3.22(b).

     Additional Form 10-K Disclosure: As defined in Section 3.22(c).

     Additional Servicer: A Subcontractor engaged by the Master Servicer or the
Securities Administrator that is a "servicer" within the meaning of Item 1101 of
Regulation AB and meets the criteria in Item 1108(a)(2)(i) through (iii) of
Regulation AB.

     Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-off Date Pool Principal Balance of the Mortgage Loans of such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments,
Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to
Holders of the Certificates on such Distribution Date and all prior Distribution

                                       -4-

Dates and (ii) the principal portion of all Realized Losses (other than Debt
Service Reductions) incurred on the Mortgage Loans in such Loan Group from the
Cut-off Date through the end of the month preceding such Distribution Date.

     Adjusted Pool Amount (Non-PO Portion): With respect to any Distribution
Date and any Loan Group, the difference between the Adjusted Pool Amount and the
Adjusted Pool Amount (PO Portion) for such Loan Group.

     Adjusted Pool Amount (PO Portion): With respect to any Distribution Date and any Loan Group, the sum of the amount, calculated as follows, with respect to each Outstanding Mortgage Loan in such Loan Group: the product of (i) the PO
Percentage for such Mortgage Loan and (ii) the remainder of (A) the Cut-off Date
Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances,
Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts)
and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss
(other than a Debt Service Reduction) incurred on such Mortgage Loan from the
Cut-off Date through the end of the month preceding such Distribution Date. The
Adjusted Pool Amount (PO Portion) for Loan Group 2 and Loan Group 4 will be zero.

     Advance: A Periodic Advance or a Servicing Advance.

     Advance Date: As to any Distribution Date and each Mortgage Loan, the
Business Day preceding the related Remittance Date.

     Aggregate Group: The Class 2-A-6, Class 2-A-7, Class 2-A-10, Class 2-A-11,
Class 2-A-12 and Class 2-A-13 Certificates.

     Aggregate Group Principal Amount: As to any Distribution Date and for the
Aggregate Group, the amount, if any, that would reduce the aggregate Class
Certificate Balance of the Aggregate Group to the applicable balance shown in the applicable table set forth in Exhibit O with respect to such Distribution
Date.

     Aggregate Subordinate Percentage: As to any Distribution Date, the
aggregate Class Certificate Balance of the Subordinate Certificates divided by the aggregate Pool Stated Principal Balance (Non-PO Portion) for all of the Loan
Groups.

     Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

     Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan or, in certain cases, an automated valuation model or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related
Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model or tax assessed value, or

                                       -5-

(ii) the appraised value determined in an appraisal made at the request of a
Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

     Assessment of Compliance: As defined in Section 3.21(a).

     Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

     Attestation Report: As defined in Section 3.21(b).

     Authenticating Agents: As defined in Section 9.10.

     Back-up Certification: As defined in Section 3.22(e).

     BAFC: Banc of America Funding Corporation.

     BAMCC: Banc of America Mortgage Capital Corporation.

     BANA: Bank of America, National Association, a national banking association, or its successor in interest.

     BANA Servicing Agreement: The Servicing Agreement, dated September 28,
2006, by and between BAFC, as depositor, and BANA, as servicer.

     Book-Entry Certificate: All Classes of Certificates other than the Physical
Certificates.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New
York, the states in which the servicing offices of any Servicer are located, the state or states in which the master servicing offices of the Master Servicer are located or the state or states in which the Corporate Trust Offices of the
Trustee and the Securities Administrator are located are required or authorized by law or executive order to be closed.

     Buy-Down Account: The separate Eligible Account or Accounts created and maintained by a Servicer pursuant to Section 3.08.

     Buy-Down Agreement: An agreement governing the application of Buy-Down
Funds with respect to a Buy-Down Mortgage Loan.

     Buy-Down Funds: Money advanced by a builder, seller or other interested party to reduce a Mortgagor's monthly payment during the initial years of a
Buy-Down Mortgage Loan.

     Buy-Down Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buy-Down Agreement, the monthly interest payments made by the related
Mortgagor will be less than the scheduled monthly interest payments on such
Mortgage Loan, with the resulting difference in interest payments being provided from Buy-Down Funds.

                                      -6-

     Calculated Principal Distribution: As defined in Section 5.03(d).

     Certificate: Any of the Banc of America Funding Corporation Mortgage
Pass-Through Certificates, Series 2006-5 that are issued pursuant to this
Agreement.

     Certificate Account: The Eligible Account created and maintained by the
Securities Administrator pursuant to Section 3.09(b) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Certificateholders and designated "Wells Fargo Bank, N.A., as Securities
Administrator for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through
Certificates, Series 2006-5." The Certificate Account shall be deemed to consist of six sub-accounts; one for each Loan Group, a fifth sub-account referred to herein as the Intermediate Lower-Tier Certificate Sub-Account and a sixth sub-account referred to herein as the Upper-Tier Certificate Sub-Account. Funds in the Certificate Account shall be held in trust for the Holders of the
Certificates for the uses and purposes set forth in this Agreement.

     Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates
of which such Certificate is a part.

     Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the
Securities Administrator.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any
Definitive Certificate, the Certificateholder of such Certificate.

     Certificate Register: The register maintained pursuant to Section 6.02.

     Certificate Registrar: The registrar appointed pursuant to Section 6.02.

     Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that neither the
Securities Administrator nor the Trustee shall be responsible for knowing that any Certificate is registered in the name of an affiliate of the Depositor or the Master Servicer unless one of its Responsible Officers has actual knowledge thereof.

     Chase: JPMorgan Chase Bank, National Association, in its capacity as a
Servicer under the Chase Servicing Agreement.

     Chase Servicing Agreement: Collectively, (i) that certain Mortgage Loan
Purchase, Warranties and Servicing Agreement, dated as of May 1, 2005, as amended by Amendment No. 1,

                                      -7-

dated as of January 1, 2006, and as further amended by the Regulation AB
Compliance Addendum, dated as of January 1, 2006, each by and among BANA, Chase
Home Finance LLC and Chase, and (ii) the Assignment Assumption and Recognition
Agreement, dated September 28, 2006, by and among BANA, the Depositor, the
Trustee, the Master Servicer, Chase Home Finance LLC and Chase. For the purposes of Section 2.02, the Chase Servicing Agreement shall refer to the Mortgage Loan
Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, by and between Chase Home Finance LLC and BANA, as modified by the Assignment,
Assumption and Recognition Agreement, dated June 30, 2006, among J.P. Morgan
Mortgage Acquisition Corp., BANA, Chase, and Chase Home Finance LLC.

     Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-3,
Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9,
Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class
2-A-R, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class
2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class
2-A-12, Class 2-A-13, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class
4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class
4-A-7, Class 4-A-8, Class 30-IO, Class 30-PO, Class B-1, Class B-2, Class B-3,
Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

     Class 1-30-IO Notional Amount: With respect to each Distribution Date and the Class 1-30-IO Component, an amount equal to the product of (i) the aggregate
Stated Principal Balance of the Group 1 Premium Mortgage Loans as of the Due
Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 1 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 1 Premium Mortgage Loans as of the Due
Date in the month preceding the month of such Distribution Date) minus 6.00% and
(b) the denominator of which is equal to 6.00%.

     Class 1-A-1 Interest: The REMIC Regular Interest in the Upper-Tier REMIC
that corresponds to the Class 1-A-1 Certificates.

     Class 1-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 1-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

     Class 1-A-1 Reserve Fund: The Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.09(d) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Holders of the Class 1-A-1 Certificates and designated "Class 1-A-1 Reserve
Fund, Wells Fargo Bank, N.A., as Securities Administrator for U.S. Bank National
Association, as Trustee, in trust for registered holders of Banc of America
Funding Corporation Mortgage Pass-Through Certificates, Series 2006-5, Class
1-A-1." Amounts on deposit in the Class 1-A-1 Reserve Fund shall not be invested. The Class 1-A-1 Reserve Fund shall not be an asset of any REMIC formed under this Agreement.

     Class 1-A-1 Yield Maintenance Agreement: The yield maintenance agreement between the Securities Administrator, on behalf of the Trust, and the
Counterparty, which will be for the

                                      -8-

benefit of the Class 1-A-1 Certificates, substantially in the form attached hereto as Exhibit U-1. The Class 1-A-1 Yield Maintenance Agreement shall not be an asset of any REMIC formed under this Agreement.

     Class 1-A-1 Yield Maintenance Agreement Payment: For any Distribution Date
prior to and including the Distribution Date in July 2022, the amount, if any, required to be paid by the Counterparty to the Securities Administrator under the Class 1-A-1 Yield Maintenance Agreement.

     Class 1-A-2 Notional Amount: As to any Distribution Date and the Class
1-A-2 Certificates, the Class Certificate Balance of the Class 1-A-1
Certificates on such date.

     Class 1-A-3 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 1-A-3 Certificate with respect to such
Distribution Date prior to any reduction for the Class 1-A-3 Loss Allocation
Amount and (b) the Class 1-A-1 Loss Amount with respect to such Distribution
Date.

     Class 1-A-4 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 1-A-4 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

     Class 1-A-5 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 1-A-5 Certificate with respect to such
Distribution Date prior to any reduction for the Class 1-A-5 Loss Allocation
Amount and (b) the Class 1-A-4 Loss Amount with respect to such Distribution
Date.

     Class 1-A-7 Interest: The REMIC Regular Interest in the Upper-Tier REMIC
that corresponds to the Class 1-A-7 Certificates.

     Class 1-A-7 Reserve Fund: The Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.09(d) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Holders of the Class 1-A-7 Certificates and designated "Class 1-A-7 Reserve
Fund, Wells Fargo Bank, N.A., as Securities Administrator for U.S. Bank National
Association, as Trustee, in trust for registered holders of Banc of America
Funding Corporation Mortgage Pass-Through Certificates, Series 2006-5, Class
1-A-7." Amounts on deposit in the Class 1-A-7 Reserve Fund shall not be invested. The Class 1-A-7 Reserve Fund shall not be an asset of any REMIC formed under this Agreement.

     Class 1-A-7 Yield Maintenance Agreement: The yield maintenance agreement between the Securities Administrator, on behalf of the Trust, and the
Counterparty, which will be for the benefit of the Class 1-A-7 Certificates, substantially in the form attached hereto as Exhibit U-2. The Class 1-A-7 Yield
Maintenance Agreement shall not be an asset of any REMIC formed under this
Agreement.

                                      -9-

     Class 1-A-7 Yield Maintenance Agreement Payment: For any Distribution Date
prior to and including the Distribution Date in January 2012, the amount, if any, required to be paid by the Counterparty to the Securities Administrator under the Class 1-A-7 Yield Maintenance Agreement.

     Class 1-A-8 Notional Amount: As to any Distribution Date and the Class
1-A-8 Certificates, the Class Certificate Balance of the Class 1-A-7
Certificates on such date.

     Class 1-A-12 Accrual Distribution Amount: For any Distribution Date and the
Class 1-A-12 Certificates prior to the related Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to Section
5.02(a)(i) that is attributable to clause (i) of the definition of "Interest
Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

     Class 1-A-13 Interest: The REMIC Regular Interest in the Upper-Tier REMIC
that corresponds to the Class 1-A-13 Certificates.

     Class 1-A-13 Reserve Fund: The Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.09(d) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Holders of the Class 1-A-13 Certificates and designated "Class 1-A-13 Reserve
Fund, Wells Fargo Bank, N.A., as Securities Administrator for U.S. Bank National
Association, as Trustee, in trust for registered holders of Banc of America
Funding Corporation Mortgage Pass-Through Certificates, Series 2006-5, Class
1-A-13." Amounts on deposit in the Class 1-A-13 Reserve Fund shall not be invested. The Class 1-A-13 Reserve Fund shall not be an asset of any REMIC formed under this Agreement.

     Class 1-A-13 Yield Maintenance Agreement: The yield maintenance agreement between the Securities Administrator, on behalf of the Trust, and the
Counterparty, which will be for the benefit of the Class 1-A-13 Certificates, substantially in the form attached hereto as Exhibit U-3. The Class 1-A-13 Yield
Maintenance Agreement shall not be an asset of any REMIC formed under this
Agreement.

     Class 1-A-13 Yield Maintenance Agreement Payment: For any Distribution Date
prior to and including the Distribution Date in August 2036, the amount, if any, required to be paid by the Counterparty to the Securities Administrator under the Class 1-A-13 Yield Maintenance Agreement.

     Class 1-A-14 Notional Amount: As to any Distribution Date and the Class
1-A-14 Certificates, the Class Certificate Balance of the Class 1-A-13
Certificates on such date.

     Class 2-30-IO Notional Amount: With respect to each Distribution Date and the Class 2-30-IO Component, an amount equal to the product of (i) the aggregate
Stated Principal Balance of the Group 2 Premium Mortgage Loans as of the Due
Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 2 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 2 Premium Mortgage Loans as of the Due
Date in the

                                      -10-

month preceding the month of such Distribution Date) minus 6.000% and (b) the denominator of which is equal to 6.00%.

     Class 2-A-6 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 2-A-6 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

     Class 2-A-7 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 2-A-7 Certificate with respect to such
Distribution Date prior to any reduction for the Class 2-A-7 Loss Allocation
Amount and (b) the Class 2-A-6 Loss Amount with respect to such Distribution
Date.

     Class 2-A-13 Notional Amount: As to any Distribution Date and the Class
2-A-13 Certificates, an amount equal to the product of (a) the Class Certificate
Balance of the Class 2-A-10 Certificates on such date and (b) a fraction, the numerator of which is 0.250% and the denominator of which is 6.000%.

     Class 3-30-IO Notional Amount: With respect to each Distribution Date and the Class 3-30-IO Component, an amount equal to the product of (i) the aggregate
Stated Principal Balance of the Group 3 Premium Mortgage Loans as of the Due
Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 3 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 3 Premium Mortgage Loans as of the Due
Date in the month preceding the month of such Distribution Date) minus 5.75% and
(b) the denominator of which is equal to 6.00%.

     Class 3-A-2 Accrual Distribution Amount: For any Distribution Date and the
Class 3-A-2 Certificates prior to the related Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to Section
5.02(a)(i) that is attributable to clause (i) of the definition of "Interest
Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

     Class 3-A-3 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 3-A-3 Certificate with respect to such
Distribution Date prior to any reduction for the Class 3-A-3 Loss Allocation
Amount and (b) the Class 3-A-4 Loss Amount with respect to such Distribution
Date.

     Class 3-A-4 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 3-A-4 Certificate would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

                                      -11-

     Class 4-30-IO Notional Amount: With respect to each Distribution Date and the Class 4-30-IO Component, an amount equal to the product of (i) the aggregate
Stated Principal Balance of the Group 4 Premium Mortgage Loans as of the Due
Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 4 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 4 Premium Mortgage Loans as of the Due
Date in the month preceding the month of such Distribution Date) minus 6.000%
and (b) the denominator of which is equal to 6.00%.

     Class 4-A-1 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 4-A-1 Certificate with respect to such
Distribution Date prior to any reduction for the Class 4-A-1 Loss Allocation
Amount and (b) the Class 4-A-2 Loss Amount with respect to such Distribution
Date.

     Class 4-A-2 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 4-A-2 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

     Class 4-A-3 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 4-A-3 Certificate with respect to such
Distribution Date prior to any reduction for the Class 4-A-3 Loss Allocation
Amount and (b) the Class 4-A-4 Loss Amount with respect to such Distribution
Date.

     Class 4-A-4 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 4-A-4 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

     Class 4-A-6 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 4-A-6 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

     Class 4-A-7 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 4-A-7 Certificate with respect to such
Distribution Date prior to any reduction for the Class 4-A-7 Loss Allocation
Amount and (b) the Class 4-A-6 Loss Amount with respect to such Distribution
Date.

     Class 30-IO Notional Amount: With respect to any Distribution Date, an amount equal to the sum of the Class 1-30-IO Notional Amount, the Class 2-30-IO
Notional Amount, the Class 3-30-IO Notional Amount and the Class 4-30-IO
Notional Amount for such Distribution Date.

     Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class
B-5 and Class B-6 Certificates.

                                      -12-

     Class Certificate Balance: With respect to any Class of Certificates (other than the Class 1-A-2, Class 1-A-8, Class 1-A-14, Class 2-A-13, Class 30-IO and
Class 30-PO Certificates) and any date of determination, and subject to Section
5.03(f), an amount equal to (a) the Initial Class Certificate Balance of such
Class (plus, in the case of the Class 1-A-12 and Class 3-A-2 Certificates, any
Class 1-A-12 Accrual Distribution Amounts and Class 3-A-2 Accrual Distribution
Amounts, respectively, previously added thereto) minus (A) the sum of (i) all distributions of principal made with respect thereto (including in the case of a
Class of Subordinate Certificates, any principal otherwise payable to such Class of Subordinate Certificates used to pay any PO Deferred Amounts), (ii) all reductions in Class Certificate Balance previously allocated thereto pursuant to
Section 5.03(b) and (iii) in the case of the Class 1-A-3, Class 1-A-5, Class
2-A-7, Class 3-A-3, Class 4-A-1, Class 4-A-3 and Class 4-A-7 Certificates, any
reduction allocated thereto pursuant to Section 5.03(e) plus (B) the sum of (i)
all increases in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (ii) in the case of the Class 1-A-3, Class 1-A-5, Class
2-A-7, Class 3-A-3, Class 4-A-1, Class 4-A-3 and Class 4-A-7 Certificates, any
increases allocated thereto pursuant to Section 5.03(e). The Class Certificate
Balance of the Class 30-PO Certificates as of any date of determination shall equal the sum of the Component Balances of the PO Components. The Class 1-A-2,
Class 1-A-8, Class 1-A-14, Class 2-A-13 and Class 30-IO Certificates are
Interest Only Certificates and have no Class Certificate Balance.

     Class Interest Shortfall: For any Distribution Date and each interest-bearing Class (other than the Class 30-IO Certificates), the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to
Section 5.02(c)) exceeds the amount of interest actually distributed on such
Class (or, in the case of the Class 1-A-12 and Class 3-A-2 Certificates prior to the applicable Accretion Termination Date, the amount included in the Class
1-A-12 Accrual Distribution Amount or Class 3-A-2 Accrual Distribution Amount,
as applicable, pursuant to clause (i) of the definition thereof, but not distributed pursuant to the proviso in Section 5.02(a)(i)) on such Distribution
Date pursuant to clause (i) of the definition of "Interest Distribution Amount."
For any Distribution Date and the Class 30-IO Certificates, the sum of the
Component Interest Shortfalls for the Class 30-IO Components, as applicable.

     Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class (other than the Class 30-IO Certificates), the amount by which the aggregate Class Interest Shortfalls for such Class on prior
Distribution Dates exceeds the amount of interest actually distributed on such
Class (or, in the case of the Class 1-A-12 and Class 3-A-2 Certificates prior to the applicable Accretion Termination Date, the amount included in the Class
1-A-12 Accrual Distribution Amount or Class 3-A-2 Accrual Distribution Amount,
as applicable, pursuant to clause (ii) of the definition thereof, but not distributed pursuant to the proviso in Section 5.02(a)(i)) on such prior
Distribution Dates pursuant to clause (ii) of the definition of "Interest
Distribution Amount." As to any Distribution Date and the Class 30-IO
Certificates, the sum of the Component Unpaid Interest Shortfalls for the Class
30-IO Components.

     Closing Date: September 28, 2006.

     Code: The Internal Revenue Code of 1986, as amended.

     Commission: The U.S. Securities and Exchange Commission.

                                      -13-

     Compensating Interest: With respect to any Distribution Date and Servicer, an amount equal to the lesser of (a) (other than with respect to GMACM and
National City Mortgage) the aggregate Servicing Fee payable to such Servicer for the Mortgage Loans serviced by such Servicer as of the Due Date of the month preceding the month of such Distribution Date and (b) the aggregate of the
Prepayment Interest Shortfalls on the Mortgage Loans serviced by such Servicer resulting from Principal Prepayments on such Mortgage Loans during the calendar month preceding the month of such Distribution Date.

     Compliance Statement: As defined in Section 3.20.

     Component: Any of the IO Components or PO Components.

     Component Balance: With respect to any PO Component and any date of determination, the Initial Component Balance of such Component minus the sum of
(i) all distributions of principal made with respect thereto and (ii) all reductions in the related Component Balance previously allocated thereto pursuant to Section 5.03(b). The IO Components are interest only Components and have no Component Balance.

     Component Interest Distribution Amount: For any Distribution Date and any
IO Component, the sum of (i) the Accrued Component Interest for such Component and (ii) any Component Unpaid Interest Shortfall for such Component. The PO
Components are principal only Components and are not entitled to distributions of interest.

     Component Interest Shortfall: For any Distribution Date and any IO
Component, the amount by which Accrued Component Interest for such Component exceeds the amount of interest actually distributed on such Component on such
Distribution Date pursuant to clause (i) of the definition of "Component
Interest Distribution Amount."

     Component Notional Amount: As of any Distribution Date, any of the Class
1-30-IO Notional Amount, Class 2-30-IO Notional Amount, Class 3-30-IO Notional
Amount or Class 4-30-IO Notional Amount, as applicable.

     Component Unpaid Interest Shortfall: As to any Distribution Date and any IO
Component, the amount by which the aggregate Component Interest Shortfall for such Component on prior Distribution Dates exceeds the amount of interest actually distributed on such Component on such prior Distribution Dates pursuant to clause (ii) of the definition of "Component Interest Distribution Amount."

     Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

                                      -14-

     Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a
Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a
Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

     Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: With respect to the Trustee, the office of the
Trustee, which office at the date of the execution of this instrument is located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention:
Corporate Trust Services, BAFC, Series 2006-5, or at such other address as the
Trustee may designate from time to time by notice to the Certificateholders, the
Depositor, the Securities Administrator and the Master Servicer. With respect to the Securities Administrator, the principal corporate trust office of the
Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road,
Columbia, Maryland 21045-1951, Attention: Corporate Trust Services - BAFC
2006-5, and for certificate transfer purposes is located at Sixth Street and
Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust
Services - BAFC 2006-5, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the
Depositor, the Trustee and the Master Servicer.

     Corresponding Upper-Tier Class, Classes, Component or Components: As to the
following Uncertificated Intermediate Lower-Tier Interests, the Corresponding
Upper-Tier Class, Classes or Component, as follows:

         UNCERTIFICATED                       CORRESPONDING UPPER-TIER
INTERMEDIATE LOWER-TIER INTEREST      CLASS, CLASSES, COMPONENT OR COMPONENTS
--------------------------------   ---------------------------------------------
Class 1-A-IT1                      1-A-1, 1-A-2

Class 1-A-IT2                      1-A-7, 1-A-8

Class 1-A-IT3                      1-A-13, 1-A-14

Class 1-A-IT-4                     1-A-3, 1-A-4, 1-A-5, 1-A-6, 1-A-9, 1-A-10,
                                   1-A-11, 1-A-12

                                      -15-

         UNCERTIFICATED                       CORRESPONDING UPPER-TIER
INTERMEDIATE LOWER-TIER INTEREST      CLASS, CLASSES, COMPONENT OR COMPONENTS
--------------------------------   ---------------------------------------------
Class 1-ITIO                       1-30-IO

Class 1-ITPO                       1-30-PO

Class 2-A-IT1                      2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6,
                                   2-A-7, 2-A-8, 2-A-9, 2-A-11, 2-A-12

Class 2-A-IT2                      2-A-10, 2-A-13

Class 2-A-ITR                      2-A-R

Class 2-ITIO                       2-30-IO

Class 3-A-IT1                      3-A-1, 3-A-2, 3-A-3, 3-A-4

Class 3-ITIO                       3-30-IO

Class 3-ITPO                       3-30-PO

Class 4-A-IT1                      4-A-1, 4-A-2, 4-A-3, 4-A-4, 4-A-5, 4-A-6,
                                   4-A-7, 4-A-8

Class 4-ITIO                       4-30-IO

Class B-IT1                        B-1

Class B-IT-2                       B-2

Class B-IT3                        B-3

Class B-IT4                        B-4

Class B-IT5                        B-5

Class B-IT6                        B-6

     Counterparty: Bank of America, National Association.

     Custodian: Initially, the Trustee and thereafter any custodian appointed by the Trustee pursuant to Section 9.12. A Custodian may (but need not) be the
Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. None of the Master Servicer, any
Servicer or the Depositor, or any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed
Custodian.

     Customary Servicing Procedures: With respect to (i) any Servicer, procedures (including collection procedures) that a Servicer customarily employs and exercises in servicing and

                                      -16-

administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located and (ii) the
Master Servicer, those master servicing procedures that constitute customary and usual standards of practice of prudent mortgage loan master servicers.

     Cut-off Date: September 1, 2006.

     Cut-off Date Pool Principal Balance: For each Loan Group, the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in such Loan Group which is $192,762,923.78 for Loan Group 1, $93,696,354.40 for Loan Group 2,
$98,084,279.66 for Loan Group 3 and $323,890,617.06 for Loan Group 4.

     Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

     Debt Service Reduction: As to any Mortgage Loan and any Determination Date,
the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer of such Mortgage
Loan is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off
Date.

     Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

     Deceased Holder: A Certificate Owner of a Special Retail Certificate who
was living at the time such interest was acquired and whose executor or other authorized representative causes to be furnished to the Securities Administrator and the Depository Participant a certified copy of the death certificate and any additional evidence of death satisfactory to the Securities Administrator and the Depository Participant and any tax waivers requested by the Securities
Administrator and the Depository Participant.

     Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

     Deficient Valuation: As to any Mortgage Loan and any Determination Date,
the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related

                                      -17-

Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the applicable Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off
Date.

     Definitive Certificates: As defined in Section 6.02(c)(iii).

     Denomination: The amount, if any, specified on the face of each Certificate
(other than an Interest Only Certificate) representing the principal portion of the Initial Class Certificate Balance evidenced by such Certificate. As to any
Interest Only Certificate, the amount specified on the face of each such
Certificate representing the portion of the Initial Notional Amount evidenced by such Certificate.

     Depositor: Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

     Depository: The Depository Trust Company, the nominee of which is Cede &
Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform
Commercial Code of the State of New York.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: With respect to any Distribution Date and for each
Servicer, as defined in the applicable Servicing Agreement.

     Discount Mortgage Loan: Any Group 1 Discount Mortgage Loan or Group 3
Discount Mortgage Loan.

     Distribution Date: The 25th day of each month beginning in October 2006
(or, if such day is not a Business Day, the next Business Day).

     Document Transfer Event: The 60th day following the day on which either (i)
Wells Fargo Bank is no longer the Servicer of any of the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, N.A. or (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than "BBB-" by
Fitch.

     Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

     EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of

                                      -18-

which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of
Counsel delivered to the Trustee, the Securities Administrator and to each
Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or
(iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee, the Securities Administrator and the Master Servicer), acting in its fiduciary capacity or (iv) any other account acceptable to each Rating
Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the
Securities Administrator, the Master Servicer or BANA.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Restricted Certificates: Any of the Class 2-A-R, Class B-4, Class B-5
and Class B-6 Certificates and any Certificate that no longer meets the applicable rating requirements of an Underwriter's Exemption.

     Escrow Account: As defined in Section 3.08.

     Escrow Payments: The amounts constituting taxes, assessments, Primary
Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

     Events of Default: As defined in Section 8.01.

     Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated
Mortgage Loan, net of any amounts previously reimbursed to the applicable
Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iv), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such
Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                                      -19-

     Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
10.01.

     Financial Market Service: Bloomberg LP, Intex Solutions, Inc. and any other financial information provider designated by the Depositor by written notice to the Securities Administrator.

     FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of
1989, as amended.

     Fitch: Fitch Ratings, or any successor thereto.

     Form 8-K Disclosure Information: As defined in Section 3.22(d).

     Fractional Interest: As defined in Section 5.02(d).

     GMACM: GMAC Mortgage Corporation, in its capacity as Servicer under the
GMACM Servicing Agreement.

     GMACM Servicing Agreement: Collectively, the Master Flow Sale and Servicing
Agreement, dated as of August 1, 2003, by and between BANA (as successor in interest to BAMCC), as purchaser, and GMACM, as seller, (ii) that certain Global
Amendment to Sale and Servicing Agreements, dated as of September 1, 2005, by and among GMACM, BAMCC and BANA, (iii) that certain Regulation AB Compliance
Addendum to the Master Flow Sale and Servicing Agreement, dated as of January 1,
2006, by and between GMACM and BANA, (iv) that certain Assignment and Conveyance
Agreement, dated as of May 15, 2006, by and between GMACM and BANA, and (v) the
Assignment Assumption and Recognition Agreement, dated September 28, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and GMACM.

     Group: Any of Group 1, Group 2, Group 3 or Group 4.

     Group 1: The Group 1 Senior Certificates, the Class 1-30-IO Component and
the Class 1-30-PO Component.

     Group 1 Discount Mortgage Loan: Any Group 1 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 6.000% per annum.

     Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

     Group 1 PAC Certificates: The Class 1-A-10 and Class 1-A-11 Certificates.

     Group 1 PAC Principal Amount: As to any Distribution Date and the Group 1
PAC Certificates, the amount, if any, that would reduce the aggregate Class
Certificate Balance of the Group 1 PAC Certificates to the applicable balance shown in the applicable table set forth in Exhibit O with respect to such
Distribution Date.

                                      -20-

     Group 1 Premium Mortgage Loan: Any Group 1 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
6.000% per annum.

     Group 1 Priority Amount: For any Distribution Date will equal the lesser of
(i) the aggregate Class Certificate Balance of the Class 1-A-4 and Class 1-A-5
Certificates for such Distribution Date and (ii) the product for such
Distribution Date of (a) the Shift Percentage, (b) the Group 1 Priority
Percentage and (c) the Non-PO Principal Amount for Loan Group 1.

     Group 1 Priority Percentage: For any Distribution Date will equal (i) the aggregate Class Certificate Balance of the Class 1-A-4 and Class 1-A-5
Certificates for such Distribution Date divided by (ii) the Pool Stated
Principal Balance (Non-PO Portion) of Loan Group 1.

     Group 1 Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3,
Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9,
Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13 and Class 1-A-14
Certificates.

     Group 2: The Group 2 Senior Certificates and the Class 2-30-IO Component.

     Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

     Group 2 Premium Mortgage Loan: Any Group 2 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
6.000% per annum. All of the Group 2 Mortgage Loans are Group 2 Premium Mortgage
Loans.

     Group 2 Senior Certificates: The Class 2-A-R, Class 2-A-1, Class 2-A-2,
Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8,
Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12 and Class 2-A-13
Certificates.

     Group 3: The Group 3 Senior Certificates, the Class 3-30-IO Component and
the Class 3-30-PO Component.

     Group 3 Discount Mortgage Loan: Any Group 3 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 5.750% per annum.

     Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

     Group 3 Priority Amount: For any Distribution Date will equal the lesser of
(i) the aggregate Class Certificate Balance of the Class 3-A-3 and Class 3-A-4
Certificates for such Distribution Date and (ii) the product for such
Distribution Date of (a) the Shift Percentage, (b) the Group 3 Priority
Percentage and (c) the Non-PO Principal Amount for Loan Group 3.

     Group 3 Priority Percentage: For any Distribution Date will equal (i) the aggregate Class Certificate Balance of the Class 3-A-3 and Class 3-A-4
Certificates for such Distribution Date divided by (ii) the Pool Stated
Principal Balance (Non-PO Portion) of Loan Group 3.

     Group 3 Premium Mortgage Loan: Any Group 3 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
5.750% per annum.

                                      -21-

     Group 3 Senior Certificates: The Class 3-A-1, Class 3-A-2, Class 3-A-3 and
Class 3-A-4 Certificates.

     Group 4: The Group 4 Senior Certificates and the Class 4-30-IO Component.

     Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

     Group 4 Premium Mortgage Loan: Any Group 4 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
6.000% per annum. All of the Group 4 Mortgage Loans are Group 4 Premium Mortgage
Loans.

     Group 4 Priority Amount: For any Distribution Date will equal the lesser of
(i) the aggregate Class Certificate Balance of the Class 4-A-1 and Class 4-A-2
Certificates for such Distribution Date and (ii) the product for such
Distribution Date of (a) the Shift Percentage, (b) the Group 4 Priority
Percentage and (c) the Non-PO Principal Amount for Loan Group 4.

     Group 4 Priority Percentage: For any Distribution Date will equal (i) the aggregate Class Certificate Balance of the Class 4-A-1 and Class 4-A-2
Certificates for such Distribution Date divided by (ii) the Pool Stated
Principal Balance (Non-PO Portion) of Loan Group 4.

     Group 4 Senior Certificates: The Class 4-A-1, Class 4-A-2, Class 4-A-3,
Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7 and Class 4-A-8 Certificates.

     Group Subordinate Amount: With respect to any Distribution Date and any
Loan Group, the excess of the Pool Stated Principal Balance (Non-PO Portion) for
such Loan Group over the aggregate Class Certificate Balance of the Senior
Non-PO Certificates of the Related Group immediately prior to such date.

     Holder: A Certificateholder.

     Independent: When used with respect to any specified Person means such a
Person who (i) is in fact independent of the Depositor, the Trustee, the
Securities Administrator, the Master Servicer and the Servicers, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee, the Securities Administrator, the Master Servicer
or the Servicers or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Trustee, the Securities Administrator, the Master
Servicer or the Servicers as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. When used with respect to any accountants, a Person who is "independent" within the meaning of Rule 2-01(B) of the Commission's Regulation S-X.

     Initial Class Certificate Balance: As to each Class of Certificates (other than the Class 1-A-2, Class 1-A-8, Class 1-A-14, Class 2-A-13 and Class 30-IO
Certificates), the Class Certificate Balance set forth in the Preliminary
Statement. The Class 1-A-2, Class 1-A-8, Class 1-A-14, Class 2-A-13 and Class
30-IO Certificates are Interest Only Certificates and have no Initial Class
Certificate Balance.

     Initial Component Balance: As to each PO Component, the Component Balance set forth in the Preliminary Statement.

                                      -22-

     Initial Component Notional Amount: As to each IO Component, the Component
Notional Amount set forth in the Preliminary Statement.

     Initial Notional Amount: For the Class CB-IO Certificates, the sum of the
Initial Component Notional Amounts for the Class IO Components. For the Class
1-A-2, Class 1-A-8, Class 1-A-14 and Class 2-A-13 Certificates, the respective
Notional Amounts set forth in the Preliminary Statement.

     Insurance Policy: With respect to any Mortgage Loan included in the Trust
Estate, any Primary Mortgage Insurance Policy or any other insurance policy
(including any policy covering any Mortgage Loan or Mortgaged Property, including without limitation, any hazard insurance policy required pursuant to
Section 3.12, any title insurance policy described in Section 2.01 and any
Federal Housing Administration insurance policies and Department of Veterans
Affairs insurance policies), including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance
Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

     Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

     Interest Accrual Period: As to any Distribution Date and each Class of interest-bearing Certificates (other than the LIBOR Certificates and the Class
30-IO Certificates) and each IO Component, the period from and including the first day of the calendar month preceding the calendar month of such
Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and the LIBOR Certificates,
the period from and including the 25th day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the 24th day of the calendar month in which such Distribution Date occurs.

     Interest Distribution Amount: For any Distribution Date (to the extent of the applicable Pool Distribution Amount) and each Class of interest-bearing
Certificates (other than the Class 30-IO Certificates), the sum of (i) the
Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c)
and (ii) any Class Unpaid Interest Shortfall for such Class. For any
Distribution Date and the Class 30-IO Certificates, the sum of the Component
Interest Distribution Amounts for the IO Components.

     Interest Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class 1-A-2,
Class 1-A-8, Class 1-A-14, Class 2-A-13 and Class 30-IO Certificates are the
only Classes of Interest Only Certificates.

     Intermediate Lower-Tier Certificate Sub-Account: The sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(i).

     Intermediate Lower-Tier Distribution Amount: As defined in Section 5.02(a).

                                      -23-

     Intermediate Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be deemed held in the Intermediate Lower-Tier
Certificate Sub-Account.

     IO Component: Any of the Class 1-30-IO Component, the Class 2-30-IO
Component, the Class 3-30-IO Component and the Class 4-30-IO Component.

     LIBOR: As to any Distribution Date, the arithmetic mean of the London
Interbank Offered Rate quotations for one-month U.S. Dollar deposits, as determined by the Securities Administrator in accordance with Section 5.09.

     LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England and the City of New York.

     LIBOR Certificates: Any of the Class 1-A-1, Class 1-A-2, Class 1-A-7, Class
1-A-8, 1-A-13 and Class 1-A-14 Certificates.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the applicable Servicer has certified (in accordance with the applicable Servicing
Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an
REO Property.

     Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged
Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

     Living Holder: A Certificate Owner of a Special Retail Certificate other than a Deceased Holder.

     Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group
4.

     Loan Group 1: The Group 1 Mortgage Loans.

     Loan Group 2: The Group 2 Mortgage Loans.

     Loan Group 3: The Group 3 Mortgage Loans.

     Loan Group 4: The Group 4 Mortgage Loans.

     Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged
Property.

                                      -24-

     Losses: As defined in Section 5.10.

     Lower-Tier Distribution Amount: As defined in Section 5.02(a).

     Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account (other than amounts held in respect of the
Intermediate Lower-Tier Certificate Sub-Account or the Upper-Tier Certificate
Sub-Account), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure. The Lower-Tier REMIC shall not include the Yield Maintenance Agreements, Reserve Funds or the Rounding Account.

     Lower-Tier REMICs: The Lower-Tier REMIC and the Intermediate Lower-Tier
REMIC.

     Master Servicer: CitiMortgage, Inc., and its successors-in-interest and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

     Master Servicer Custodial Account: The Eligible Account created and maintained by the Master Servicer pursuant to Section 3.09 in the name of the
Master Servicer for the benefit of the Certificateholders and designated
"CitiMortgage, Inc., as Master Servicer, in trust for the registered holders of
Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series
2006-5."

     Master Servicer Custodial Account Reinvestment Income: For each
Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Master
Servicer Custodial Account.

     Master Servicer's Certificate: The monthly report required by Section 4.01.

     Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage
Loans whose name appears on a list of servicing officers furnished to the
Securities Administrator and the Trustee by the Master Servicer, as such list may from time to time be amended.

     Master Servicing Transfer Costs: All reasonable costs and expenses
(including attorney's fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable
Mortgage Loans properly and effectively.

     MERS: As defined in Section 2.01(b)(iii).

                                      -25-

     Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service
Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

     Monthly Statement: As defined in Section 5.04(b).

     Moody's: Moody's Investors Service, Inc., or any successor thereto.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage
Loan in accordance with the terms of the related Mortgage Note.

     Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement,
dated September 28, 2006, between BANA, as seller, and the Depositor, as purchaser.

     Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage
Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit
D-2, Exhibit D-3 and Exhibit D-4 setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-off Date; (v) the Loan-to-Value
Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-off Date; (x) the
paid-through date; (xi) the original principal amount of the Mortgage Loan;
(xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) a code indicating the initial Servicer; (xvi) the
Appraised Value; (xvii) the closing date of the Mortgage Loan; and (xviii) a code indicating whether the Mortgage Loan has a prepayment premium. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (i) the number of
Mortgage Loans; (ii) the current aggregate outstanding principal balance of the
Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the
Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage
Loans.

                                      -26-

     Mortgage Loans: Such of the mortgage loans transferred and assigned to the
Trustee pursuant to Section 2.01 as from time to time are held as a part of the
Trust Estate (including any Substitute Mortgage Loans and REO Property), the
Mortgage Loans originally so held being identified in the Mortgage Loan
Schedule.

     Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

     Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

     Mortgagor: The obligor on a Mortgage Note.

     National City Mortgage: National City Mortgage Co.

     National City Mortgage Servicing Agreement: Collectively, the Master
Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between BANA (as successor in interest to BAMCC) and National City Mortgage, as amended by (i) Amendment No. 1, dated as of July 1, 2004, by and among BAMCC,
National City Mortgage and BANA, (ii) the Master Assignment, Assumption and
Recognition Agreement, dated as of July 1, 2004, by and among BAMCC, National
City Mortgage, BANA and Wachovia Bank, National Association, (iii) Amendment No.
2, dated as of October 1, 2004, by and between National City Mortgage and BANA,
(iv) Amendment No. 3, dated as of August 11, 2005, by and between National City
Mortgage and BANA, (v) that certain Regulation AB Compliance Addendum to the
Master Seller's Warranties and Servicing Agreement, dated as of January 1, 2006, by and between National City Mortgage and BANA, (vi) that certain Assignment,
Assumption and Recognition Agreement, dated May 30, 2006, by and among BANA, UBS and National City Mortgage, and (vii) the Assignment Assumption and Recognition
Agreement, dated September 28, 2006, by and among BANA, the Depositor, the
Trustee, the Master Servicer and National City Mortgage.

     Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date,
such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the calendar month preceding the month of such Distribution Date reduced by the
Servicing Fee Rate for such Mortgage Loan.

     Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate as of the Cut-off Date of such Discount Mortgage Loan and the denominator of which is
6.000% for each Group 1 Discount Mortgage Loan and 5.750% for each Group 3
Discount Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage
Loan, 100%.

     Non-PO Principal Amount: As to any Distribution Date and Loan Group 1, Loan
Group 2, Loan Group 3 and Loan Group 4, the sum of (i) the sum of the applicable
Non-PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date (net of unreimbursed Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement),

                                      -27-

(b) the Stated Principal Balance, as of the date of repurchase, of (i) each
Mortgage Loan in such Loan Group that was repurchased by a Servicer or UBS pursuant to the applicable Servicing Agreement as of such Distribution Date,
(ii) each Mortgage Loan in such Loan Group repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or a Purchase Obligation as of such
Distribution Date, (iii) each Mortgage Loan in such Loan Group repurchased by the Depositor pursuant to Section 2.04 or (iv) each Mortgage Loan in such Loan
Group purchased by the Master Servicer pursuant to Section 10.01, (c) any
Substitution Adjustment Amount (net of unreimbursed Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement) in connection with a Defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of such
Distribution Date, (d) any Liquidation Proceeds net of unreimbursed Advances other than amounts to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated
Mortgage Loans received by a Servicer during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such
Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation
Proceeds (excluding Excess Proceeds) allocable to principal received by a
Servicer with respect to such Mortgage Loan during such period and (f) with respect to each Mortgage Loan, all Principal Prepayments other than Payahead
Amounts on the Mortgage Loans in such Loan Group received by a Servicer during the calendar month preceding the month of such Distribution Date; and (ii) the
Non-PO Recovery with respect to such Loan Group for such Distribution Date.

     Non-PO Recovery: As to any Distribution Date and Loan Group, the amount of all Recoveries received with respect to such Loan Group during the calendar month preceding the month of such Distribution Date less the PO Recovery with respect to such Loan Group for such Distribution Date.

     Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds the aggregate Compensating Interest for such Distribution Date.

     Non-U.S. Person: A Person other than a U.S. Person.

     Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the applicable Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

     Notional Amount: With respect to (a) the Class 1-A-2 Certificates and any date of determination, the Class 1-A-2 Notional Amount, (b) the Class 1-A-8
Certificates and any date of determination, the Class 1-A-8 Notional Amount, (c)
the Class 1-A-14 Certificates and any date of determination, the Class 1-A-14
Notional Amount, (d) the Class 2-A-13 Certificates and any date of determination, the Class 2-A-13 Notional Amount, (e) the Class 30-IO
Certificates and any date of determination, the Class 30-IO Notional Amount, (f)
the Class 1-30-IO Component and any date of determination, the Class 1-30-IO
Notional Amount, (g) the Class 2-30-IO Component and any date of determination, the Class 2-30-IO Notional Amount, (h) the

                                      -28-

Class 3-30-IO Component and any date of determination, the Class 3-30-IO
Notional Amount and (i) the Class 4-30-IO Component and any date of determination, the Class 4-30-IO Notional Amount.

     NYCEMA: A New York Consolidation, Extension and Modification Agreement.

     Offered Certificates: The Senior, Class B-1, Class B-2 and Class B-3
Certificates.

     Officer's Certificate: A certificate signed by the Chairman of the Board,
Vice Chairman of the Board, President or a Vice President and by the Treasurer,
the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or
any other duly authorized officer of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee or the Securities Administrator, as required in this Agreement.

     Opinion of Counsel: A written opinion of counsel acceptable to the Trustee if such opinion is delivered to the Trustee, or acceptable to the Securities
Administrator if such opinion is delivered to the Securities Administrator, who may be counsel for the Depositor or the Master Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as three REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

     Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                                Class B-1   1.75%
                                Class B-2   1.10%
                                Class B-3   0.70%
                                Class B-4   0.40%
                                Class B-5   0.20%
                                Class B-6   0.00%

     Original Subordinate Certificate Balance: $27,630,041.

     OTS: The Office of Thrift Supervision.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full, which did not become a
Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.04.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     PAC Certificates: The Class 1-A-10, Class 1-A-11, Class 2-A-6, Class 2-A-7,
Class 2-A-10, Class 2-A-11 and Class 2-A-13 Certificates.

                                      -29-

     Pass-Through Rate: As to each Class of interest-bearing Certificates (other than the Class 30-IO Certificates), each IO Component and the Class 1-A-1, Class
1-A-7 and Class 1-A-13 Interests, the per annum rate set forth or described in the Preliminary Statement.

     Payahead Amount: As to any Distribution Date and Mortgage Loan, early prepayments of scheduled installments of principal and interest made by a
Mortgagor during the calendar month preceding the month of such Distribution
Date that are intended by such Mortgagor to be applied on subsequent Due Dates.

     Paying Agent: As defined in Section 9.13.

     Percentage Interest: As to any Certificate (other than a Special Retail
Certificate), the percentage obtained by dividing the initial Certificate
Balance of such Certificate (or the initial notional amount for the Class 1-A-2,
Class 1-A-8, Class 1-A-14, Class 2-A-13 and Class 30-IO Certificates) by the
Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part. With respect to a Special Retail
Certificate, the percentage obtained by dividing the current Certificate Balance of each such Certificate by the current Class Certificate Balance of the Class of which such Certificate is a part.

     Periodic Advance: With respect to each Servicer, shall have the meaning given to term "Monthly Advance" in the applicable Servicing Agreement.

     Permitted Investments: One or more of the following:

          (i) obligations of or guaranteed as to principal and interest by the
     United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

          (ii) repurchase agreements on obligations specified in clause (i)
     maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P1" by Moody's, "F1" by Fitch and "A-1+" by
     S & P;

          (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "F1" by Fitch, "P1" by Moody's and "A-1+" by S & P;

                                      -30-

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "F1" by Fitch, "P1" by
     Moody's and "A-1+" by S & P;

          (v) investments in money market funds (including funds of the Master
     Servicer, the Securities Administrator, the Trustee or their affiliates, or funds for which an affiliate of the Master Servicer, the Securities
     Administrator or the Trustee acts as advisor, as well as funds for which the Master Servicer, the Securities Administrator, the Trustee and their affiliates may receive compensation) rated "Aaa" by Fitch (if rated by
     Fitch), "Aaa" by Moody's and "AAAm G" by S&P or otherwise approved in writing by each Rating Agency; and

          (vi) other obligations or securities that are acceptable to each
     Rating Agency and, as evidenced by an Opinion of Counsel obtained by the
     Master Servicer, Securities Administrator or Trustee, as the case may be, will not affect the qualification of the Trust Estate as three separate
     REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

     Permitted Transferee: Any Person other than (i) the United States, or any
State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v)
a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi)
any other Person so designated by the Depositor based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other
Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States,"
"State" and "international organization" shall have the meanings set forth in
Code Section 7701 or successor provisions.

     Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Certificates: The Class 2-A-R, Class B-4, Class B-5 and Class B-6
Certificates.

     Plan: As defined in Section 6.02(e).

     PO Component: Any of the Class 1-30-PO Component and Class 3-30-PO
Component.

                                      -31-

     PO Deferred Amount: As to any Distribution Date and each PO Component, the sum of the amounts by which the Component Balance of such PO Component will be reduced on such Distribution Date or has been reduced on prior Distribution
Dates as a result of Section 5.03(b) less the sum of (a) the PO Recoveries with respect to the Related Loan Group for prior Distribution Dates and (b) the amounts distributed to such PO Component pursuant to Section 5.02(a)(iii) on prior Distribution Dates.

     PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO
Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a
Discount Mortgage Loan, 0%.

     PO Principal Amount: As to any Distribution Date and any Loan Group, the
sum of (i) the applicable PO Percentage of (a) the principal portion of each
Monthly Payment (net of unreimbursed Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable
Servicing Agreement) due on each Mortgage Loan in such Loan Group on the related
Due Date; (b) the Stated Principal Balance, as of the date of repurchase, of (i)
each Mortgage Loan in such Loan Group that was repurchased by a Servicer or UBS pursuant to the applicable Servicing Agreement as of such Distribution Date,
(ii) each Mortgage Loan in such Loan Group repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or a Purchase Obligation as of such
Distribution Date, (iii) each Mortgage Loan in such Loan Group repurchased by the Depositor pursuant to Section 2.04, or (iv) each Mortgage Loan in each Loan
Group purchased by the Master Servicer pursuant to Section 10.01; (c) any
Substitution Adjustment Amount (net of unreimbursed Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement) in connection with any Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date; (d) any
Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by a
Servicer during the calendar month preceding the month of such Distribution
Date; (e) with respect to each Mortgage Loan in such Loan Group that became a
Liquidated Mortgage Loan during the calendar month preceding the month of such
Distribution Date, the amount of Liquidation Proceeds (excluding Excess
Proceeds) allocable to principal received by a Servicer with respect to such
Mortgage Loan during such period; and (f) all Principal Prepayments other than
Payahead Amounts on the Mortgage Loans in such Loan Group received by a Servicer during the calendar month preceding the month of such Distribution Date; and
(ii) the PO Recovery for such Distribution Date.

     PO Recovery: As to any Distribution Date, the lesser of (a) the PO Deferred
Amount for the PO Component of the related Group, if any, for such Distribution
Date, and (b) an amount equal to the sum, as to each Mortgage Loan as to which there has been a Recovery received during the calendar month preceding the month of such Distribution Date, of the product of (x) the PO Percentage with respect to such Mortgage Loan and (y) the amount of the Recovery with respect to such
Mortgage Loan received during the calendar month preceding the month of such
Distribution Date.

     Pool Distribution Amount: As to any Distribution Date and Loan Group, the
excess of (a) the sum of (i) the aggregate of (A) the interest portion of any
Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee)
and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan
Group due on the Due Date in the month in

                                      -32-

which such Distribution Date occurs and which is received prior to the related
Determination Date and (B) all Periodic Advances made by a Servicer (or the
Master Servicer or the Trustee, as applicable) in respect of such Loan Group and payments of Compensating Interest allocable to such Loan Group made by the applicable Servicer in respect of such Loan Group and such Distribution Date deposited to the Master Servicer Custodial Account pursuant to Section
3.09(e)(vi); (ii) all Liquidation Proceeds (other than Excess Proceeds) received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date and deposited to the Master Servicer Custodial
Account pursuant to Section 3.09(e)(iii); (iii) all Principal Prepayments
received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date and deposited to the Master
Servicer Custodial Account pursuant to Section 3.09(e)(i) during such period other than Payahead Amounts; (iv) in connection with any Mortgage Loans that are
Defective Mortgage Loans in such Loan Group, the aggregate of the Purchase
Prices and Substitution Adjustment Amounts remitted on the related Remittance
Date pursuant to Section 3.09(e)(vii); (v) any other amounts in the Master
Servicer Custodial Account deposited therein pursuant to Section 3.09(e)(iv),
(v), (viii), (ix), and (x) in respect of such Distribution Date and such Loan
Group; (vi) any Reimbursement Amount required to be included pursuant to Section
5.02; and (vii) any Non-PO Recovery with respect to such Distribution Date and
Loan Group over (b) any amounts permitted to be withdrawn from the Master
Servicer Custodial Account pursuant to clauses (i) through (viii), inclusive, of
Section 3.11 in respect of such Loan Group.

     Pool Stated Principal Balance: As to any Distribution Date and any Loan
Group, the aggregate Stated Principal Balance of all Mortgage Loans in such Loan
Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     Pool Stated Principal Balance (Non-PO Portion): As to any Distribution Date
and any Loan Group, the sum of the product, for each Mortgage Loan of such Loan
Group, of (a) the Non-PO Percentage of such Mortgage Loan multiplied by (b) the
Stated Principal Balance of such Mortgage Loan that was an Outstanding Mortgage
Loan immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     Premium Mortgage Loan: Any Group 1 Premium Mortgage Loan, Group 2 Premium
Mortgage Loan, Group 3 Premium Mortgage Loan or Group 4 Premium Mortgage Loan.

     Prepayment Interest Shortfall: As to any Distribution Date and each
Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the
Servicing Fee Rate) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or Freddie Mac.

                                      -33-

     Principal Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class 30-PO
Certificates are the only Principal Only Certificates.

     Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds or Payahead Amounts) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

     Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

     Pro Rata Share: As to any Distribution Date and any Class of Subordinate
Certificates that is not a Restricted Class, the portion of the Subordinate
Principal Distribution Amounts allocable to such Class, equal to the product of the Subordinate Principal Distribution Amounts for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata
Share of a Restricted Class shall be 0%.

     Purchase Obligation: An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02 or 2.04.

     Purchase Price: With respect to each Mortgage Loan that was a Defective
Mortgage Loan repurchased on any date pursuant to Section 2.02 or 2.04, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage
Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest
Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x)
amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the applicable Servicer Custodial Account for distribution in the month of repurchase and (y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage Loan under the related Servicing Agreement, the
Servicing Fee for such Mortgage Loan.

     Rate Determination Date: As to any Class of LIBOR Certificates, the second
LIBOR Business Day prior to the beginning of the applicable Interest Accrual
Period for such Class and such Distribution Date.

     Rating Agency: Each of S&P, Fitch and Moody's. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the
Trustee, the Master Servicer and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

                                      -34-

     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii)
interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the
Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related
Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient
Valuation. With respect to each Mortgage Loan that has become the subject of a
Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

     Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

     Record Date: The last day of the month (or, if such day is not a Business
Day, the preceding Business Day) preceding the month of the related Distribution
Date.

     Recovery: Any amount received on a Mortgage Loan subsequent to such
Mortgage Loan being determined to be a Liquidated Mortgage Loan.

     Regular Certificates: As defined in the Preliminary Statement hereto.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. Sections 229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Reimbursement Amount: As defined in Section 2.02.

     Related Group: For Loan Group 1, Group 1; for Loan Group 2, Group 2; for
Loan Group 3, Group 3; and for Loan Group 4, Group 4.

     Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2;
for Group 3, Loan Group 3; and for Group 4, Loan Group 4.

     Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit P attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant
Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Custodian or any
Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the
Relevant Servicing Criteria applicable to such parties

                                      -35-

     Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

     Relief Act Reduction: With respect to any Distribution Date, for any
Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code. The Rounding Account, the Reserve Funds and the Yield
Maintenance Agreements will not be assets of any REMIC created hereunder.

     REMIC Certificate Maturity Date: The "latest possible maturity date" of any
REMIC Regular Interest issued by any REMIC formed hereunder, which shall be the
Distribution Date after the date on which the latest maturing Mortgage Loan matures.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

     REMIC Regular Interest: A "regular interest" in a REMIC within the meaning of Section 860G(a)(i) of the Code.

     Remittance Date: The 18th day of each month beginning in October 2006 (or, if such day is not a Business Day, the preceding Business Day).

     REO Disposition Period: As defined in Section 3.15.

     REO Proceeds: Proceeds, net of any related expenses of a Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

     REO Property: A Mortgaged Property acquired by a Servicer servicing the related Mortgage Loan on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Reportable Event: As defined in Section 3.22(d).

     Reporting Servicer: As defined in Section 3.22(c)(i).

     Request for Release: The Request for Release submitted by a Servicer to the
Custodian on behalf of the Trustee, substantially in the form attached hereto as
Exhibit E.

                                      -36-

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

     Reserve Funds: Any of the Class 1-A-1 Reserve Fund, the Class 1-A-7 Reserve
Fund or the Class 1-A-13 Reserve Fund.

     Residual Certificate: The Class 2-A-R Certificate.

     Responsible Officer: When used with respect to the Trustee or the
Securities Administrator, any officer of the Corporate Trust Department of the
Trustee or the Securities Administrator, as applicable, including any Senior
Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

     Restricted Classes: As defined in Section 5.02(d).

     RFC: Residential Funding Corporation, in its capacity as a Servicer under the RFC Servicing Agreement.

     RFC Servicing Agreement: Collectively, that certain Standard Terms and
Provisions of Sale and Servicing Agreement, dated as of November 1, 2004, by and between BANA and RFC, (ii) that certain Regulation AB Compliance Addendum, dated as of January 1, 2006, by and between RFC and BANA, (iii) that certain Reference
Agreement, dated as of June 1, 2006, by and between RFC and BANA, and (iv) the
Assignment Assumption and Recognition Agreement, dated September 28, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and RFC.

     Rounding Account: As defined in Section 3.23.

     Rounding Amount: As defined in Section 3.23.

     Sarbanes-Oxley Certification: As defined in Section 3.22(e).

     Securities Administrator: Wells Fargo Bank, N.A., and its
successors-in-interest and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

     Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the
Cooperative Loan in the related Cooperative Stock.

     Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class
1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class
1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 2-A-R,
Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6,
Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11,

                                      -37-

Class 2-A-12, Class 2-A-13, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4,
Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6,
Class 4-A-7, Class 4-A-8, Class 30-IO and Class 30-PO Certificates.

     Senior Credit Support Depletion Date: The date on which the aggregate Class
Certificate Balance of the Subordinate Certificates has been reduced to zero.

     Senior Non-PO Certificates: The Senior Certificates other than the Class
30-PO Certificates.

     Senior Percentage: With respect to any Distribution Date and Loan Group, the percentage, carried to six places rounded up, obtained by dividing (i) the sum of the aggregate Class Certificate Balance of the Senior Non-PO Certificates
of the Related Group immediately prior to such Distribution Date, by (ii) the
Pool Stated Principal Balance (Non-PO Portion) of such Loan Group for such
Distribution Date.

     Senior Prepayment Percentage: For any Distribution Date and Loan Group
during the five (5) years beginning on the first Distribution Date, 100%. The
Senior Prepayment Percentage for any Loan Group and for any Distribution Date
occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first
(1st) year thereafter, the Senior Percentage for such Loan Group plus 70% of the
Subordinate Percentage for such Loan Group for such Distribution Date; for any
Distribution Date in the second (2nd) year thereafter, the Senior Percentage for such Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the third (3rd) year thereafter, the Senior Percentage for such Loan Group plus 40% of the
Subordinate Percentage for such Loan Group for such Distribution Date; for any
Distribution Date in the fourth (4th) year thereafter, the Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth (5th) or later years thereafter, the Senior Percentage for such Loan Group for such
Distribution Date (unless on any of the foregoing Distribution Dates, the Total
Senior Percentage exceeds the initial Total Senior Percentage, in which case the
Senior Prepayment Percentage for each Loan Group for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior
Prepayment Percentage for a Loan Group will occur unless both of the Senior Step
Down Conditions are satisfied.

     Senior Principal Distribution Amount: As to any Distribution Date and any
Loan Group, the sum of (a) the Senior Percentage for such Loan Group of the applicable Non-PO Percentage of the amounts described in clauses (i)(a) through
(d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Loan Group and (b) the Senior Prepayment Percentage for such Loan Group of
(1) the applicable Non-PO Percentage of the amounts described in clauses (i)(e)
and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO
Principal Amount" for such Distribution Date and Loan Group.

                                      -38-

     Senior Step Down Conditions: As of any Distribution Date and as to which any decrease in the Senior Prepayment Percentage for any Loan Group applies, (i)
the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage
Loan for which the Mortgagor has filed for bankruptcy after the Closing Date)
delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate
Certificates, is not equal to or greater than 50% or (ii) cumulative Realized
Losses with respect to such Mortgage Loans as of the applicable Distribution
Date do not exceed the percentages of the Original Subordinate Certificate
Balance set forth below:

                                         PERCENTAGE OF
                                      ORIGINAL SUBORDINATE
DISTRIBUTION DATE OCCURRING           CERTIFICATE BALANCE
-----------------------------------   --------------------
October 2011 through September 2012            30%
October 2012 through September 2013            35%
October 2013 through September 2014            40%
October 2014 through September 2015            45%
October 2015 and thereafter                    50%

     Servicer: Any of BANA, National City Mortgage, SunTrust, GMACM, RFC, Chase,
Washington Mutual or Wells Fargo Bank, each in their capacity as a servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

     Servicer Custodial Accounts: The separate accounts created and maintained by each of the Servicers pursuant to the applicable Servicing Agreement.

     Servicing Advance: With respect to each Servicer, shall have the meaning given to the term "Servicing Advances" in the applicable Servicing Agreement.

     Servicing Agreements: Any of the BANA Servicing Agreement, GMACM Servicing
Agreement, the RFC Servicing Agreement, the Chase Servicing Agreement, the
National City Mortgage Servicing Agreement, the SunTrust Servicing Agreement,
the Washington Mutual Servicing Agreement and the Wells Fargo Servicing
Agreement.

     Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of
Regulation AB, as such may be amended from time to time

     Servicing Fee: With respect to each Servicer, as defined in the applicable
Servicing Agreement.

     Servicing Fee Rate: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

                                      -39-

     Servicing File: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

     Servicing Function Participant: Any Subcontractor utilized by the Master
Servicer, the Securities Administrator or the Custodian that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

     Servicing Officer: With respect to each Servicer, as defined in the related
Servicing Agreement.

     Servicing Transfer Costs: All reasonable costs and expenses of the Master
Servicer or the Trustee, as applicable, related to any termination of a
Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or the Trustee, as applicable, to service the Mortgage Loans properly and effectively).

     Shift Percentage: For any Distribution Date will be the percentage indicated below:

DISTRIBUTION DATE OCCURRING IN           SHIFT PERCENTAGE
--------------------------------------   -----------------
October 2006 through September 2011...            0%
October 2011 through September 2012...           30%
October 2012 through September 2013...           40%
October 2013 through September 2014...           60%
October 2014 through September 2015...           80%
October 2015 and thereafter...........          100%

     Similar Law: As defined in Section 6.02(e).

     Special Retail Certificates: The Class 2-A-9 Certificates.

     Sponsor: Bank of America, National Association, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

     Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any

                                      -40-

moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds net of
unreimbursed expenses and unreimbursed Advances allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to
Mortgage Loans under the direction or authority of the Master Servicer, the
Securities Administrator or the Custodian.

     Subordinate Balance Ratio: As of any date of determination, the ratio among the principal balances of the Class 1-LS Interest, Class 2-LS Interest, Class
3-LS Interest and Class 4-LS Interest, equal to the ratio among the Group
Subordinate Amounts of Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group
4.

     Subordinate Certificates: The Class B Certificates.

     Subordinate Percentage: As of any Distribution Date and Loan Group, 100%
minus the Senior Percentage for such Loan Group for such Distribution Date.

     Subordinate Prepayment Percentage: As to any Distribution Date and Loan
Group, 100% minus the Senior Prepayment Percentage for such Loan Group and such
Distribution Date.

     Subordinate Principal Distribution Amount: With respect to any Distribution
Date and any Loan Group, an amount equal to the sum of (a) the Subordinate
Percentage for such Loan Group of the applicable Non-PO Percentage of the amounts described in clauses (i)(a) through (d) of the definition of "Non-PO
Principal Amount" for such Distribution Date and Loan Group and (b) the
Subordinate Prepayment Percentage for such Loan Group of the applicable Non-PO
Percentage of the amounts described in clauses (i)(e) and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such
Distribution Date and Loan Group.

     Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective
Mortgage Loan which must, on the date of such substitution (i) have a Stated
Principal Balance, after deduction of the principal portion of the Monthly
Payment due in the month of substitution, not in excess of the Stated Principal
Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage
Loan; (iii) be of the same type as the Defective Mortgage Loan, (iv) have a
Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan, (v)
have a credit score not less than that of the Defective Mortgage Loan, (vi) have a credit grade not lower in quality than that of the Defective Mortgage Loan,
(vii) have a remaining term to maturity not greater than (and not more than one
(1) year less than) that of the Defective Mortgage Loan; (viii) have the same lien priority as the Defective Mortgage Loan; and (ix) comply with each Mortgage
Loan representation and warranty set forth in the Mortgage Loan Purchase
Agreement or the related Servicing Agreement, as the case may be. More than one
Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

                                      -41-

     Substitution Adjustment Amount: As defined in Section 2.02.

     SunTrust: SunTrust Mortgage, Inc., in its capacity as a Servicer under the
SunTrust Servicing Agreement.

     SunTrust Servicing Agreement: Collectively, (i) the Flow Sale and Servicing
Agreement, dated as of February 1, 2004, by and between BANA (as successor in interest to Banc of America Mortgage Capital Corporation), as purchaser, and
SunTrust, as seller, (ii) that certain Amendment No. 1, dated as of June 1,
2004, by and between BANA and SunTrust, (iii) that certain Master Assignment,
Assumption and Recognition Agreement, dated September 1, 2004, by and among
BAMCC, SunTrust, BANA and Wachovia Bank, National Association, (iv) that certain
Amendment No. 2, dated as of November 1, 2004, by and between BANA and SunTrust,
(v) that certain Regulation AB Compliance Addendum to the Flow Sale and
Servicing Agreement, dated as of January 1, 2006, by and between BANA and
SunTrust, (vi) that certain Memorandum of Sale, dated as of May 25, 2006, by and between BANA and SunTrust, (vii) that certain Memorandum of Sale, dated as of
June 9, 2006, by and between BANA and SunTrust, (viii) that certain Memorandum of Sale, dated as of July 25, 2006, by and between BANA and SunTrust, and (ix)
the Assignment Assumption and Recognition Agreement, dated September 28, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and SunTrust.

     Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation
Section 1.860F-4(d) and Treasury Regulation Section 301.6231(a)(7)-1.

     Telerate Page 3750: As defined in Section 5.09.

     Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing (x) the aggregate Class Certificate Balance of the Senior Non-PO Certificates by (y) the
aggregate Pool Stated Principal Balance (Non-PO Portion) for all Loan Groups
with respect to such Distribution Date.

     Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

     Trust: The trust created by this Agreement, which shall be named the "Banc of America Funding 2006-5 Trust."

     Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which three REMIC elections are to be made, such entire Trust
Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO
Property, together with all collections thereon and proceeds thereof, (iii) the
Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof,
(iv) amounts in the Rounding Account and the right to receive amounts, if any, payable on behalf of any Mortgagor from the Buy-Down Account relating to any
Buy-Down Mortgage Loan, (v) the Depositor's rights under the Servicing
Agreements and the Mortgage Loan Purchase Agreement (including any security interest created

                                      -42-

thereby), (vi) the Securities Administrator's rights under the Yield Maintenance
Agreements and (vii) the Servicer Custodial Accounts, the Master Servicer
Custodial Account, the Certificate Account and the Reserve Funds and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.
The Buy-Down Account shall not be part of the Trust Estate.

     Trustee: U.S. Bank National Association, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

     UBS: UBS Real Estate Securities Inc. and its successors-in-interest.

     Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier
REMIC which is held as an asset of the Intermediate Lower-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class 1-L Interest, Class 1-LS Interest, Class 1-LPO Interest, Class 1-LIO
Interest, Class 2-L Interest, Class 2-LS Interest, Class 2-LIO Interest, Class
3-L Interest, Class 3-LS Interest, Class 3-LPO Interest, Class 3-LIO Interest,
Class 4-L Interest, Class 4-LS Interest and Class 4-LIO Interest are
Uncertificated Lower-Tier Interests.

     Uncertificated Intermediate Lower-Tier Interest: A regular interest in the
Intermediate Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof.
Any of the Class 1-A-IT1 Interest, Class 1-A-IT2 Interest, Class 1-A-IT3
Interest, Class 1-A-IT4 Interest, Class 1-ITIO Interest, Class 1-ITPO Interest,
Class 2-A-IT1 Interest, Class 2-A-IT2 Interest, Class 2-ITIO Interest, Class
2-A-ITR Interest, Class 3-A-IT1 Interest, Class 3-ITIO Interest, Class 3-ITPO
Interest, Class 4-A-IT1 Interest, Class 4-ITIO Interest, Class B-IT1 Interest,
Class B-IT2 Interest, Class B-IT3 Interest, Class B-IT4 Interest, Class B-IT5
Interest and Class B-IT6 Interests are Uncertificated Intermediate Lower-Tier
Interests.

     Undercollateralized Amount: As defined in Section 5.02.

     Undercollateralized Group: As defined in Section 5.02.

     Underwriter's Exemption: An exemption listed in footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (August 22,
2002), or any successor exemption.

     Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.12.

     Upper-Tier Certificate Sub-Account: The deemed sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(i).

     Upper Tier Regular Interest: As defined in the Preliminary Statement.

                                      -43-

     Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Intermediate Lower-Tier Interests and such amounts as shall from time to time be deemed to be held in the Upper-Tier
Certificate Sub-Account.

     U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the
United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1%
of all Voting Rights shall be allocated to the Holder of the Residual
Certificate, (b) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-2 Certificates, (c) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-8 Certificates, (d) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-14 Certificates, (e) 1% of all
Voting Rights shall be allocated to the Holders of the Class 2-A-13
Certificates, (f) 1% of all Voting Rights shall be allocated to the Holders of the Class 30-IO Certificates and (g) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

     Washington Mutual: Washington Mutual Bank, in its capacity as a Servicer under the Washington Mutual Servicing Agreement.

     Washington Mutual Servicing Agreement: Collectively, (i) that certain
Mortgage Loan Purchase and Sale Agreement (Amended and Restated), dated as of
July 1, 2003, by and among Washington Mutual Bank fsb, Washington Mutual and
BANA (as successor in interest to BAMCC) as amended by (a) that certain Master
Assignment, Assumption and Recognition Agreement (the "MAAR"), dated as of July
1, 2004, by and among BAMCC, BANA and Washington Mutual and (b) that certain
Regulation AB Amendment to the Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2006, by and among Washington Mutual Bank fsb, Washington
Mutual and BANA, (ii) the Servicing Agreement (Amended and Restated), dated as of July 1, 2003, by and between BANA and Washington Mutual, as amended by (a)
the MAAR and (b) that certain Regulation AB Amendment to the Servicing
Agreement, dated as of January 1, 2006, by and between Washington Mutual and
BANA, (iii) that certain Term Sheet, dated as of May 24, 2006, by and between
BANA and Washington Mutual, (iv) that certain Term Sheet, dated as of June 21,
2006, by and between BANA and Washington Mutual, and (v) that certain Term
Sheet, dated as of August 24, 2006, by and between BANA and Washington Mutual and (iv) the Assignment, Assumption and Recognition Agreement, dated September
28, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and
Washington Mutual.

                                      -44-

     Wells Fargo Bank: Wells Fargo Bank, N.A., in its capacity as Servicer under the Wells Fargo Servicing Agreement.

     Wells Fargo Servicing Agreement: Each of (a) collectively, (i) that certain
Second Amended and Restated Master Seller's Warranties and Servicing Agreement,
dated as of May 1, 2006, by and between BANA and Wells Fargo Bank, (ii) that certain Second Amended and Restated Master Mortgage Loan Purchase Agreement,
dated as of May 1, 2006, by and between BANA and Wells Fargo Bank, (iii) that certain Assignment and Conveyance Agreement, dated as of May 24, 2006, and (iv)
the Assignment, Assumption and Recognition Agreement, dated September 28, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and Wells
Fargo Bank, and (b) collectively, (i) that certain Servicing Agreement, dated as of July 1, 2006, by and between BANA and Wells Fargo Bank and (ii) the
Assignment, Assumption and Recognition Agreement, dated September 28, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and Washington
Mutual.

     Yield Maintenance Agreement: Any of the Class 1-A-1 Yield Maintenance
Agreement, the Class 1-A-7 Yield Maintenance Agreement or the Class 1-A-13 Yield
Maintenance Agreement.

     Yield Maintenance Agreement Payment: Any of a Class 1-A-1 Yield Maintenance
Agreement Payment, a Class 1-A-7 Yield Maintenance Agreement Payment or a Class
1-A-13 Yield Maintenance Agreement Payment.

     Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve (12) 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage
Loans (other than payments of principal and interest due and payable on the
Mortgage Loans on or before the Cut-off Date) and the Depositor's rights under the BANA Servicing Agreement and the Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the
Sponsor's rights under the Servicing Agreements (other than the BANA Servicing
Agreement). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage
Loans or any agreement or instrument relating thereto, except as specifically set forth herein. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a
"High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective

                                      -45-

November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective
January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices Act
effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act,
effective January 1, 2005.

     (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, or a Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of U.S. Bank National
     Association, as trustee for holders of Banc of America Funding Corporation
     Mortgage Pass-Through Certificates, Series 2006-5, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note)
     and, in the case of any Mortgage Loan originated in the State of New York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if applicable, the consolidated Mortgage Note and the consolidated Mortgage;

          (ii) except as provided below and other than with respect to the
     Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, the original recorded Mortgage with evidence of a recording thereon, or if any such
     Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded
     Mortgage, a copy of such Mortgage certified by the applicable Servicer
     (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

          (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "U.S. Bank National Association, as
     trustee for the holders of Banc of America Funding Corporation Mortgage
     Pass-Through Certificates, Series 2006-5" (which may be included in a blanket assignment or assignments), together with, except as provided below and other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the applicable Servicer (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and
     provided, further, if the related Mortgage has been recorded in the name of
     Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no
     Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce the obligations of the applicable Servicer to take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the

                                      -46-

     system of recording transfers of beneficial ownership of mortgages maintained by MERS;

          (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

          (v) other than with respect to the Mortgage Loans purchased by the
     Sponsor from Wells Fargo Bank, any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the
     Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

          (vi) the original of any guarantee executed in connection with the
     Mortgage Note;

          (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

          (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

          (ix) for each Mortgage Loan secured by Cooperative Stock (other than with respect to any Mortgage Loan secured by Cooperative Stock purchased by the Sponsor from Wells Fargo Bank), the originals of the following documents or instruments:

               (A) The Cooperative Stock Certificate;

               (B) The stock power executed in blank;

               (C) The executed Cooperative Lease;

               (D) The executed Recognition Agreement;

               (E) The executed assignment of Recognition Agreement, if any;

               (F) The executed UCC-1 financing statement with evidence of recording thereon; and

               (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

                                      -47-

provided, however, that on the Closing Date, with respect to item (iii), if an
Assignment of Mortgage is required to be recorded as set forth below, the
Depositor has delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, a copy of such Assignment of Mortgage in blank rather than in the name of the Trustee and has caused the applicable Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such
Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original
Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

     If in connection with any Mortgage Loans, the Depositor cannot deliver (A)
the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy, if any, (together with all riders thereto), if applicable, satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if applicable, has not been delivered to any of the related
Servicer, the Sponsor or the Depositor, as applicable, by the applicable title insurer, if any, in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or a Custodian on behalf of the
Trustee, as the case may be, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one (1) year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered an Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee or a Custodian, on behalf of the Trustee, as the case may be, (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2)
any other documents required to be delivered by the Depositor, or the applicable
Servicer to the Trustee or a Custodian on the Trustee's behalf, as the case may
be. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity"
or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

     Upon discovery by the Depositor or notice from Wells Fargo Bank, the Master
Servicer, the Securities Administrator or Trustee that a Document Transfer Event has occurred, the Depositor shall, with respect to Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, deliver or cause to be delivered to the
Trustee or a Custodian, on behalf of the Trustee, within 60 days copies (which may be in electronic form mutually agreed upon by the Depositor and the Trustee or such Custodian) of the following additional documents or instruments to the
Mortgage File with respect to each such Mortgage Loan; provided, however, that originals of

                                      -48-

such documents or instruments shall be delivered to the Trustee or a Custodian on behalf of the Trustee, as applicable, if originals are required under the law in which the related Mortgaged Property is located in order to exercise all remedies available to the Trust under applicable law following default by the related Mortgagor:

          (1) other than if the related Mortgage has been recorded in the name of MERS or its designee, originals of all interim recorded assignments of such mortgage or a copy of such interim assignments certified by Wells Fargo Bank
(which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates);

          (2) the original or a certified copy of the lender's title insurance policy;

          (3) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording; and

          (4) for each Mortgage Loan secured by Cooperative Stock, the originals of the following documents or instruments:

               (A) The Cooperative Stock Certificate;

               (B) The stock power executed in blank;

               (C) The executed Cooperative Lease;

               (D) The executed Recognition Agreement;

               (E) The executed assignment of Recognition Agreement, if any;

               (F) The executed UCC-1 financing statement with evidence of recording thereon; and

               (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

     With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Master Servicer shall (except for any
Mortgage which has been recorded in the name of MERS or its designee) enforce the obligations of the related Servicer pursuant to the related Servicing
Agreement to (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within the

                                      -49-

time period required in the applicable Servicing Agreement and (II) at the
Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the
Trustee, except that, with respect to any Assignment of a Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in accordance with the applicable Servicing
Agreement.

     No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee and the Securities
Administrator an unqualified Opinion of Counsel reasonably acceptable to the
Trustee and the Securities Administrator to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the
Depositor or the originator of such Mortgage Loan or (ii) the recordation of an
Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.
Exhibit J attached hereto sets forth the list of all states where recordation is required by any Rating Agency to obtain the initial ratings of the Certificates.
The Securities Administrator and the Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

     In the case of Mortgage Loans that have been prepaid in full as of the
Closing Date, the Depositor, in lieu of delivering the above documents to the
Trustee, or a Custodian on the Trustee's behalf, will cause the applicable
Servicer to remit to the Master Servicer for deposit in the Master Servicer
Custodial Account the portion of such payment that is required to be deposited in the such account pursuant to Section 3.09.

     Section 2.02 Acceptance by the Trustee or Custodian of the Mortgage Loans.
Subject to the provisions of the following paragraph, the Trustee declares that it, or a Custodian as its agent, will hold the documents referred to in Section
2.01 and the other documents delivered to it or a Custodian as its agent, as the case may be, constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee shall deliver or cause a
Custodian to deliver to the Depositor and the Master Servicer a certification in the form attached hereto as Exhibit K (the "Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, such Person has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

     Within 90 days after the execution and delivery of this Agreement, the
Trustee shall review, or cause a Custodian, on behalf of the Trustee, to review, the Mortgage Files in such Person's possession, and shall deliver to the
Depositor and the Master Servicer a certification in the form attached hereto as
Exhibit L (the "Final Certification") to the effect that, as to each Mortgage
Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b). In performing any such review, the Trustee

                                      -50-

or a Custodian, as the case may be, may conclusively rely on the purported genuineness of any such document and any signature thereon.

     If, in the course of such review, the Trustee, or a Custodian on its behalf, finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File or if the Depositor, the Master Servicer, the Trustee, a Custodian or the
Securities Administrator discovers a breach by a Servicer, UBS, the Sponsor or the Depositor of any representation, warranty or covenant under the Servicing
Agreements, the Mortgage Loan Purchase Agreement or this Agreement, as the case may be, in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan
(provided that any such breach that causes the Mortgage Loan not to be a
"qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the
Certificateholders), then such party shall promptly so notify the Master
Servicer, the Sponsor, such Servicer or UBS, as applicable, the Securities
Administrator, the Trustee and the Depositor of such failure to meet the requirements of Section 2.01 or of such breach and request that the applicable
Servicer, UBS, the Sponsor or the Depositor, as applicable, deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section
2.01 or of such breach. If the Trustee receives written notice that the
Depositor, the Sponsor or the applicable Servicer or UBS, as the case may be, has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the applicable Servicer's, UBS', Sponsor's or Depositor's obligation, as the case may be, under the applicable Servicing Agreement, the Mortgage Loan
Purchase Agreement or this Agreement, as the case may be, and cause the applicable Servicer, UBS, the Sponsor or the Depositor, as the case may be, to either (a) other than in the case of Washington Mutual and UBS, substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or
(b) purchase such Mortgage Loan from the Trust at the Purchase Price for such
Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

     Notwithstanding any contrary provision of this Agreement, no substitution pursuant to this Section 2.02 shall be made more than 90 days after the Closing
Date unless the Depositor delivers to the Securities Administrator an Opinion of
Counsel, which Opinion of Counsel shall not be at the expense of the Trustee, the Securities Administrator or the Trust Estate, addressed to the Trustee and the Securities Administrator, to the effect that such substitution will not (i)
result in the imposition of the tax on "prohibited transactions" on any REMIC created hereunder or contributions after the Start-up Day, as defined in
Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any
REMIC created hereunder to fail to qualify as a REMIC at any time that any
Certificates are outstanding.

     It is understood that the scope of the Trustee's review (or a Custodian's review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to

                                      -51-

Section 2.01 appear on their face to have been executed and relate to the applicable Mortgage Loans identified in the related Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan
Schedule. Neither the Trustee nor any Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

     If the Trustee receives written notice from the Depositor, the Master
Servicer or the Securities Administrator of a breach of any representation or warranty of a related Servicer, UBS or the Sponsor, the Trustee, on behalf of the Trust, shall enforce the rights of the Trust under the Servicing Agreements, the Mortgage Loan Purchase Agreement and this Agreement for the benefit of the
Certificateholders. If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of the representations or warranties with respect to the Mortgage Loans set forth in a
Servicing Agreement, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to be indemnified for such breach of representation or warranty. In addition, if the Trustee receives written notice from the
Depositor, the Master Servicer or the Securities Administrator of a breach of a representation with respect to a Mortgage Loan set forth in clauses (k) or (o)
of paragraph 3 or clauses (f) and (oo) of paragraph 4 of the Mortgage Loan
Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"), but in the case of a breach of a representation set forth in clauses (k) or (o) of paragraph 3 of the Mortgage
Loan Purchase Agreement, only to the extent the applicable Servicer does not so reimburse the Trust. It is understood and agreed that, except for any indemnification provided in the Servicing Agreements and the payment of any
Reimbursement Amount, the obligation of a Servicer, UBS, the Sponsor or the
Depositor to cure or to repurchase (or, other than in the case of Washington
Mutual and UBS, to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against a Servicer, UBS, the Sponsor or the Depositor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the
Certificateholders.

     With respect to the representations and warranties relating to the Mortgage
Loans set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor, the Master Servicer or the Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan then, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     It is understood and agreed that the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee or a Custodian on
the Trustee's behalf and shall inure to the

                                      -52-

benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Sponsor set forth in this Section 2.02 to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase Agreement.

     The representations and warranties of each Servicer or UBS with respect to the applicable Mortgage Loans in the related Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in such Servicing Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Servicer or UBS under the related Servicing Agreement and (ii) a representation or warranty of the Sponsor under the Mortgage Loan Purchase
Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right, on behalf of the Trust, to enforce the obligations of the applicable Servicer or UBS under any applicable representation or warranty made by it. It is hereby acknowledged that the Sponsor shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Servicer or UBS in the applicable Servicing
Agreement, without regard to whether such Servicer or UBS fulfills its contractual obligations in respect of such representation or warranty. It is hereby further acknowledged that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.04) under any circumstances.

     With respect to each Substitute Mortgage Loan the applicable Servicer, the
Sponsor or the Depositor, as the case may be, shall deliver to the Trustee (or a
Custodian on behalf of the Trustee), for the benefit of the Certificateholders, the documents and agreements required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage
Loan in the month of substitution shall not be part of the Trust Estate. For the month of substitution, distributions to Certificateholders will include the
Monthly Payment due for such month on any Defective Mortgage Loan for which the
Depositor, the Sponsor or a Servicer (other than Washington Mutual) has substituted a Substitute Mortgage Loan.

     The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage
Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan
Schedule to the Securities Administrator, the Trustee and any Custodian. Upon
such substitution of a Mortgage Loan by the Depositor, the Sponsor or a Servicer
(other than Washington Mutual), each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects and the Depositor or the Sponsor, as the case may be, shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, similar representations and warranties to those made with respect to the Defective
Mortgage Loan and the applicable Servicer shall be deemed to have made to the
Trustee with respect to such Substitute Mortgage Loan, as of the

                                      -53-

date of substitution, the mortgage loan representations and warranties made pursuant to the applicable Servicing Agreement. Upon any such substitution and the deposit to the Master Servicer Custodial Account of any required
Substitution Adjustment Amount (as described in the next paragraph) and receipt by the Trustee of a Request for Release, the Trustee shall release, or shall direct a Custodian to release, the Mortgage File relating to such Defective
Mortgage Loan to applicable Person and shall execute and deliver at such
Person's direction such instruments of transfer or assignment prepared by such
Person, without recourse, as shall be necessary to vest title in such Person or its designee to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

     For any month in which the Depositor, the Sponsor or a Servicer (other than
Washington Mutual) substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans substituted by such
Person in a Loan Group as of the date of substitution is less than the aggregate
Stated Principal Balance of all such Defective Mortgage Loans in a Loan Group substituted by such Person (after application of the principal portion of the
Monthly Payments due in the month of substitution) (the "Substitution Adjustment
Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be remitted by such Person to the Master Servicer for deposit to the Master
Servicer Custodial Account on or before the 18th day of the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

     The Trustee shall retain or shall cause a Custodian to retain, as applicable, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall cause to be promptly delivered to the Trustee or a Custodian on behalf of the
Trustee, as the case may be, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Master Servicer's possession from time to time.

     Neither the Trustee nor any Custodian shall be under any duty or obligation
(i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii), (viii) and (ix).
In connection with making the certifications required hereunder, to the extent a title search or opinion of counsel has been provided in lieu of a title policy for any Mortgage Loan, the Trustee or a Custodian on its behalf, as applicable, shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan.

     Section 2.03 Representations, Warranties and Covenants of the Master
Servicer. The Master Servicer hereby makes the following representations and warranties to the Depositor, the Securities Administrator and the Trustee, as of
the Closing Date:

          (i) The Master Servicer is a corporation duly organized and validly existing in good standing under the laws of the State of New York and has all licenses necessary

                                      -54-

     to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property securing a Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Master Servicer. The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this
     Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized.
     This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Master Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.
     All requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms.

          (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the
     Closing Date, be obtained.

          (iii) The consummation of the transactions contemplated by this
     Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

          (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Master Servicer, threatened against the Master
     Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the
     Master Servicer to perform under the terms of this Agreement.

     The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or a Custodian on the Trustee's behalf and shall inure to the benefit of the
Certificateholders.

                                      -55-

     Section 2.04 Representations and Warranties of the Depositor as to the
Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

          (i) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans.
     The Mortgage Loans were not assigned or pledged by the Depositor and the
     Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

          (ii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the
     Trust.

          (iii) As of the Closing Date, the Depositor has not transferred the
     Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

          (iv) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation Section 1.860G-2.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage
Files to the Trustee or the related Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

     Upon discovery by any of the Depositor, the Master Servicer, the Securities
Administrator or the Trustee that any of the representations and warranties set forth in this Section 2.04 is not accurate (referred to herein as a "breach")
and that such breach materially and adversely affects the interests of the
Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that a breach of the representation that each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within
90 days of its discovery or its receipt of notice of any such breach, the
Depositor shall cure such breach in all material respects or shall either (i)
repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach relates to the representation that each Mortgage Loan is a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Purchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be remitted to the Master Servicer for deposit to the Master Servicer Custodial
Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to

                                      -56-

repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trust and the
Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

     Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Senior Certificates (other than the Class 1-A-1, Class
1-A-7, Class 1-A-13, Class 2-A-R, Class 30-IO and Class 30-PO Certificates), the
Class 1-A-1 Interest, the Class 1-A-7 Interest, the Class 1-A-13 Interest, the
Components and the Classes of Subordinate Certificates as "regular interests"
and the Class UR Interest as the single class of "residual interest" in the
Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates (i) the Uncertificated
Intermediate Lower-Tier Interests as classes of "regular interests" and the
Class ILR Interest as the single class of "residual interest" in the
Intermediate Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and
860G(a)(2), respectively and (ii) the Uncertificated Lower-Tier Interests as
classes of "regular interests" and the Class LR Interest as the single class of
"residual interest" in the Lower-Tier REMIC for the purposes of Code Sections
860G(a)(1) and 860G(a)(2), respectively.

     Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC, the
Intermediate Lower-Tier REMIC and Lower-Tier REMIC within the meaning of Section
860G(a)(9) of the Code.

     Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC, the
Intermediate Lower-Tier REMIC and the Lower-Tier REMIC is the Distribution Date
after the maturity of the latest maturing Mortgage Loan.

     Section 2.08 Execution and Delivery of Certificates. (a) The Trustee (i) in
exchange for the Mortgage Loans and all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier
Interests on behalf of the Intermediate Lower-Tier REMIC and the
Certificateholders and that it holds the Uncertificated Intermediate Lower-Tier
Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii)
in exchange for the Uncertificated Intermediate Lower-Tier Interests, has caused the Securities Administrator to execute and deliver to or upon the order of the
Depositor, Certificates in authorized Denominations which, together with the
Uncertificated Intermediate Lower-Tier Interests and the Uncertificated
Lower-Tier Interests, evidence ownership of the entire Trust Estate.

     Section 2.09 Establishment of the Trust.

     The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Banc of America Funding 2006-5 Trust" and does hereby appoint U.S. Bank National Association as Trustee in accordance with the provisions of this Agreement.

                                      -57-

     Section 2.10 Purpose and Powers of the Trust.

     The purpose of the common law trust, as created hereunder, is to engage in the following activities:

     (a) to acquire and hold the Mortgage Loans and the other assets of the
Trust Estate and the proceeds therefrom;

     (b) to issue the Certificates sold to the Depositor in exchange for the
Mortgage Loans;

     (c) to make payments on the Certificates;

     (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

     (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust
Estate and the making of distributions to the Certificateholders.

     The trust is hereby authorized to engage in the foregoing activities.
Neither the Trustee nor the Securities Administrator shall cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement (or those ancillary thereto) while any Certificate is outstanding, and this Section 2.10 may not be amended without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

                                  ARTICLE III

                       ADMINISTRATION AND MASTER SERVICING
                                OF MORTGAGE LOANS

     Section 3.01 Master Servicing of the Mortgage Loans. For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer their respective
Mortgage Loans in accordance with the terms of the applicable Servicing
Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with Customary Servicing Procedures. Furthermore, the Master
Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master
Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and the
Master Servicer's records, and

                                      -58-

based on such reconciled and corrected information, prepare the Master
Servicer's Certificate and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Master Servicer
Custodial Account pursuant to the applicable Servicing Agreements.

     Continuously from the date hereof until the termination of the Trust, the
Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

     The relationship of the Master Servicer (and of any successor to the Master
Servicer as master servicer under this Agreement) to the Trustee and the
Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     Section 3.02 Monitoring of Servicers. (a) The Master Servicer shall be responsible for reporting to the Trustee, the Securities Administrator and the
Depositor the compliance by each Servicer with its duties under the related
Servicing Agreement. In the review of each Servicer's activities, the Master
Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities
Administrator and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

     (b) The Master Servicer, for the benefit of the Trust and the
Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such
Servicer thereunder and act as successor Servicer of the related Mortgage Loans under the applicable Servicing Agreement or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master
Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor
Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master
Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party whom such enforcement is directed, provided that the Master Servicer and the Trustee, as applicable, shall not be required to prosecute or defend any legal action except to the extent that the
Master Servicer or the Trustee,

                                      -59-

as applicable, shall have received reasonable indemnity for its costs and expenses in pursuing such action.

     (c) To the extent that the costs and expenses of the Master Servicer or the
Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master
Servicer or the Trustee, as applicable, with respect to any Servicing Agreement
(including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer under the related Servicing Agreement and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor
Servicer to service the Mortgage Loans in accordance with the related Servicing
Agreement) are not fully and timely reimbursed by the terminated Servicer, the
Master Servicer or the Trustee, as applicable, shall be entitled to reimbursement of such costs and expenses from the Master Servicer Custodial
Account; provided that if such servicing transfer costs are ultimately reimbursed by the terminated Servicer, then the Master Servicer or the Trustee, as applicable, shall remit such amounts that are reimbursed by the terminated
Servicer to the Master Servicer Custodial Account.

     (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing
Agreement.

     (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

     (f) Subject to the conditions set forth in this Section 3.02(f), the Master
Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Master Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Master Servicer, specifying (i) the identity of each such
Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Master Servicer of any Servicing Function Participant, the
Master Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this
Agreement to the same extent as if such Servicing Function Participant were the
Master Servicer. The Master Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable
Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

     Notwithstanding the foregoing, if the Master Servicer engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Master Servicer shall be responsible for determining whether such
Subcontractor is an Additional Servicer.

                                      -60-

     The Master Servicer shall indemnify the Depositor, the Sponsor, the
Trustee, the Custodian and the Securities Administrator and any of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the
Master Servicer's obligation set forth in the preceding paragraph or the failure of the Master Servicer to perform any of its obligations under this Section
3.02(f), Section 3.20, Section 3.21 or Section 3.22.

     Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Master
Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons involved in the performance of its obligations as
Master Servicer hereunder. These policies must insure the Master Servicer against losses resulting from dishonest or fraudulent acts committed by the
Master Servicer's personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Master
Servicer by express waiver of Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

     Section 3.04 Access to Certain Documentation. The Master Servicer shall provide, and the Master Servicer shall cause each Servicer to provide in accordance with the related Servicing Agreement, to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer and the related Servicer. In fulfilling such request for access, the Master Servicer shall not be responsible to determine the sufficiency of any information provided by such Servicer.
Nothing in this Section 3.04 shall limit the obligation of the Master Servicer and the related Servicer to observe any applicable law and the failure of the
Master Servicer or the related Servicer to provide access as provided in this
Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

     Section 3.05 Maintenance of Primary Mortgage Insurance Policy; Claims. (a)
The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage
Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the

                                      -61-

related Servicing Agreement) to keep in force and effect (to the extent that the
Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.
The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

     (b) The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trust, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary
Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Sections 3.08 and 3.09, any amounts collected by the Master Servicer or any
Servicer under any Primary Mortgage Insurance Policies shall be deposited in the
Master Servicer Custodial Account, subject to withdrawal pursuant to Section
3.11.

     Section 3.06 Rights of the Depositor, the Securities Administrator and the
Trustee in Respect of the Master Servicer. The Depositor may, but is not
obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. None of the Securities Administrator, the Trustee or the Depositor
shall have any responsibility or liability for any action or failure to act by the Master Servicer and the Securities Administrator, the Trustee or the
Depositor shall not be obligated to supervise the performance of the Master
Servicer hereunder or otherwise.

     Section 3.07 Trustee to Act as Master Servicer. (a) In the event the Master
Servicer or any successor master servicer shall for any reason no longer be the
Master Servicer hereunder (including by reason of an Event of Default), the
Trustee as trustee hereunder shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Master Servicer to assume, all of the rights and obligations of the Master Servicer hereunder arising thereafter. Any such assumption shall be subject to Sections 7.02 and 8.05.

     (b) The predecessor Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all master servicing documents and records and an accounting of amounts collected or held by the Master Servicer, and shall transfer control of the Master Servicer Custodial Account and any investment accounts to the successor Master Servicer, and otherwise use its best efforts to effect the orderly and efficient transfer of its rights and duties as
Master Servicer hereunder to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Master Servicer (or the Trust if the predecessor Master Servicer is unable to fulfill such obligations) for all
Master Servicing Transfer Costs.

                                      -62-

     Section 3.08 Servicer Custodial Accounts and Escrow Accounts. (a) The
Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Servicer Custodial Account in accordance with the applicable
Servicing Agreement, with records to be kept with respect thereto on a loan by loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and all collections with respect to any REO Property received by a Servicer, including Principal
Prepayments, Insurance Proceeds, Liquidation Proceeds, Recoveries and Advances
made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Servicer Custodial Account. The Master Servicer
is hereby authorized to make withdrawals from and deposits to the related
Servicer Custodial Account for purposes required or permitted by this Agreement.

     (b) The Master Servicer shall also enforce the obligation of each Servicer to establish and maintain a Buy-Down Account in accordance with the applicable
Servicing Agreement, with records to be kept with respect thereto on a Mortgage
Loan by Mortgage Loan basis, into which accounts any Buy-Down Funds shall be deposited within 48 hours (or as of such other time specified in the related
Servicing Agreement) of receipt thereof. The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Buy-Down Account for purposes required or permitted by this Agreement. In addition, the Master
Servicer shall enforce the obligation of each Servicer to withdraw from the
Buy-Down Account and deposit in immediately available funds in the Servicer
Custodial Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the related Mortgage Note.

     (c) To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more escrow accounts (for each Servicer, collectively, the "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or Advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

     Section 3.09 Collection of Mortgage Loan Payments; Master Servicer
Custodial Account; Certificate Account; Reserved Funds; and Yield Maintenance
Agreements. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable
Servicing Agreement.

     (b) The Securities Administrator shall establish and maintain the
Certificate Account, which shall be deemed to consist of six sub-accounts and into which the Master Servicer will deposit on or prior to 11:00 a.m. New York time, five (5) calendar days preceding each Distribution Date (or, if such calendar day is not a Business Day, the succeeding Business Day)

                                      -63-

all amounts on deposit in the Master Servicer Custodial Account for distribution to Certificateholders.

     (c) The Master Servicer shall establish and maintain the Master Servicer
Custodial Account, which shall be an Eligible Account. The Master Servicer shall, promptly upon receipt, deposit in the Master Servicer Custodial Account and retain therein any amounts which are required to be deposited in the Master
Servicer Custodial Account by the Master Servicer.

     (d) (i) The Securities Administrator shall establish and maintain the Class
1-A-1 Reserve Fund, the Class 1-A-7 Reserve Fund and the Class 1-A-13 Reserve
Fund, held in trust for the benefit of the Holders of the Class 1-A-1, Class
1-A-7 and Class 1-A-13 Certificates, respectively. The Securities Administrator shall deposit in the applicable Reserve Fund on the date received by it the related Yield Maintenance Agreement Payment, if any, received from the
Counterparty for the related Distribution Date. Funds on deposit in the Reserve
Funds shall remain uninvested. On each Distribution Date, the Securities
Administrator shall withdraw from the applicable Reserve Fund the related Yield
Maintenance Agreement Payment, if any, received in respect of such Distribution
Date and shall distribute such amount to the Class 1-A-1, Class 1-A-7 or Class
1-A-13 Certificates, as the case may be.

          (ii) The Securities Administrator and the Trustee shall account for the Reserve Funds and the Yield Maintenance Agreements and the rights with respect thereto as, for federal income tax purposes, a "grantor trust" as described in Subpart E of Part I of Subchapter J of the Code and Treasury
     Regulation Section 301.7701-4(c)(2) and not as assets of any REMIC created pursuant to this Agreement. The Securities Administrator shall apply for a taxpayer identification number on IRS Form SS-4 and any similarly required state or local forms or using any other acceptable method for all tax entities. The Securities Administrator shall furnish or cause to be furnished to the Holders of the Class 1-A-1, Class 1-A-7 and Class 1-A-13
     Certificates and shall file or cause to be filed IRS Form 1041 and such other forms as may be required by the Code and regulations promulgated thereunder and any similar state or local laws with respect to the allocable shares of income and expenses with respect to the assets of the grantor trust at the time and in the manner required by the Code and regulations promulgated thereunder and any similar state or local laws. The beneficial owners of the Class 1-A-1 Yield Maintenance Agreement and the
     Class 1-A-1 Reserve Fund are the Holders of the Class 1-A-1 Certificates,
     the beneficial owners of the Class 1-A-7 Yield Maintenance Agreement and the Class 1-A-7 Reserve Fund are the Holders of the Class 1-A-7
     Certificates and the beneficial owners of the Class 1-A-13 Yield
     Maintenance Agreement and the Class 1-A-13 Reserve Fund are the Holders of
     the Class 1-A-13 Certificates. Each of the Class 1-A-1, Class 1-A-7 and
     Class 1-A-13 Reserve Funds is an "outside reserve fund" within the meaning of Treasury Regulations Section 1.860G-2(h) that is owned by the holders of the Class 1-A-1, Class 1-A-7 and Class 1-A-13 Certificates, respectively.

          (iii) Any amounts in the applicable Reserve Fund paid by the
     Securities Administrator pursuant to this Section 3.09(d) to the Class
     1-A-1, Class 1-A-7 and Class 1-A-13 Certificates shall be accounted for by the Securities Administrator as amounts paid to the Class 1-A-1, Class
     1-A-7 and Class 1-A-13 Certificates, respectively, from, for federal income tax purposes, a grantor trust as described in Subpart E of Part I of

                                      -64-

     Subchapter J of the Code and Treasury Regulation Section 301.7701-4(c)(2)
     unless required otherwise by applicable law or an applicable taxing authority. The Securities Administrator shall prepare, sign and file, all of the tax returns in respect of such grantor trusts. In addition, the
     Securities Administrator shall account for the right of the Class 1-A-1,
     Class 1-A-7 and Class 1-A-13 Certificates to receive amounts from the applicable Reserve Fund as rights in limited recourse interest rate cap contracts written by the Counterparty in favor of the Class 1-A-1, Class
     1-A-7 and Class 1-A-13 Certificates. Thus, for tax purposes, each Class
     1-A-1, Class 1-A-7 and Class 1-A-13 Certificates shall be treated as representing not only ownership of a "regular interest" in the Upper-Tier
     REMIC within the meaning of Code Section 860G(a)(1), but also ownership of an interest in a notional principal contract.

          (iv) For federal tax return and information reporting purposes, the right of the Holders of the Class 1-A-1, Class 1-A-7 and Class 1-A-13
     Certificates to receive payments under the applicable Yield Maintenance
     Agreement shall be assumed to have a value of zero as of the Closing Date unless and until required otherwise by an applicable taxing authority.

     (e) On a daily basis within one (1) Business Day of receipt (except as otherwise specifically provided herein), the Master Servicer shall deposit or cause to be deposited in the Master Servicer Custodial Account the following payments and collections remitted to the Master Servicer by each Servicer from its respective Servicer Custodial Account pursuant to the related Servicing
Agreement or otherwise or received by the Master Servicer in respect of the
Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date)
and the following amounts required to be deposited hereunder:

          (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

          (ii) all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

          (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than
     Insurance Proceeds to be (1) applied to the restoration or repair of the
     Mortgaged Property, (2) released to the Mortgagor in accordance with
     Customary Servicing Procedures or (3) required to be deposited to an Escrow
     Account pursuant to Section 3.08 and (B) any Insurance Proceeds released from an Escrow Account;

          (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.09(f) in connection with any losses on Permitted
     Investments with respect to the Master Servicer Custodial Account;

          (v) any amounts relating to REO Property required to be remitted by the applicable Servicer;

          (vi) Periodic Advances made by the applicable Servicer pursuant to the related Servicing Agreement (or, if applicable, by the Master Servicer or the Trustee pursuant to

                                      -65-

     Section 3.19 or the Trustee pursuant to Section 8.01) and any Compensating
     Interest paid by the applicable Servicer pursuant to the related Servicing
     Agreement;

          (vii) all Purchase Prices, all Substitution Adjustment Amounts and all
     Reimbursement Amounts to the extent received by the Master Servicer;

          (viii) any Recoveries;

          (ix) any Buy-Down Funds required to be deposited pursuant to Section
     3.08; and

          (x) any other amounts required to be deposited hereunder.

     If the Master Servicer shall deposit any amount not required to be deposited, it may at any time withdraw such amount from the Master Servicer
Custodial Account, any provision herein to the contrary notwithstanding. All funds required to be deposited in the Master Servicer Custodial Account shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11.

     (f) Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the Master
Servicer in Permitted Investments, which shall mature not later than the date on which the Master Servicer is required to remit to the Securities Administrator pursuant to Section 3.09(b) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the
Trustee, for the benefit of the Certificateholders. All Master Servicer
Custodial Account Reinvestment Income shall be for the benefit of the Master
Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein. The amount of any losses realized in the Master Servicer Custodial Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master
Servicer from its own funds in the Master Servicer Custodial Account.

     (g) Each institution at which the Certificate Account is maintained shall invest the funds therein if directed in writing by the Securities Administrator in Permitted Investments that are obligations of the institution that maintains the Certificate Account, which shall mature on the Distribution Date and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the
Certificateholders. All income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the
Certificate Account shall be for the benefit of the Securities Administrator as its compensation and the amount of any losses realized in the Certificate
Account in respect of any such Permitted Investments shall promptly be deposited by the Securities Administrator from its own funds in the Certificate Account.

     (h) The Master Servicer shall give notice to the Depositor, the Trustee, the Securities Administrator and the Rating Agencies of any proposed change of location of the Master Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof. The Securities
Administrator shall give notice to the Depositor, the Trustee, the Master
Servicer and the Rating Agencies of any proposed change of the location of the
Certificate Account maintained by the Securities Administrator not later than 30 days after and

                                      -66-

not more than 45 days prior to any change thereof. The creation of the Master
Servicer Custodial Account and the Certificate Account shall be evidenced by a certification substantially in the form attached hereto as Exhibit F.

     (i) The Securities Administrator shall designate each of the Intermediate
Lower-Tier Certificate Sub-Account and the Upper-Tier Certificate Sub-Account as
a sub-account of the Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the
Securities Administrator shall, from funds available on deposit in the
Certificate Account, be deemed to deposit into the Intermediate Lower-Tier
Certificate Sub-Account, the Lower-Tier Distribution Amount. The Securities
Administrator shall then immediately, from funds available in the Intermediate
Lower-Tier Certificate Sub-Account, be deemed to deposit into the Upper-Tier
Certificate Sub-Account, the Intermediate Lower-Tier Distribution Amount.

     Section 3.10 Access to Certain Documentation and Information Regarding the
Mortgage Loans. The Master Servicer shall afford and shall enforce the obligation of the Servicers to afford the Securities Administrator and the
Trustee reasonable access to all records and documentation regarding the
Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer or the applicable Servicer.

     Section 3.11 Permitted Withdrawals from the Certificate Account and the
Master Servicer Custodial Account. (a)The Securities Administrator shall withdraw funds from the Certificate Account for distributions to
Certificateholders in the manner specified in this Agreement. In addition, the
Master Servicer may from time to time make withdrawals from the Master Servicer
Custodial Account for the following purposes:

          (i) to pay to the Servicers (to the extent not previously retained by them), the Servicing Fee to which they are entitled pursuant to the
     Servicing Agreements and to pay itself any Master Servicer Custodial
     Account Reinvestment Income;

          (ii) to pay to the Securities Administrator and the Trustee any
     amounts due to the Securities Administrator and the Trustee under this
     Agreement (including, but not limited to, all amounts provided for under
     Section 3.02, Section 3.07, Section 8.05 and Section 9.11, other than the amounts provided for in the first sentence of Section 9.11);

          (iii) to reimburse the Servicers (or, if applicable, itself or the
     Trustee) for unreimbursed Advances made pursuant to the related Servicing
     Agreement (or in the case of itself or the Trustee, pursuant to Section
     3.19 or Section 8.01, as applicable), such right of reimbursement pursuant to this clause (iii) being limited first to amounts received on the
     Mortgage Loans serviced by such Servicer in the related Loan Group in respect of which any such Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such Servicer (or, if applicable, the Master Servicer or the Trustee) in respect of which any such Advance was made;

                                      -67-

          (iv) to reimburse the Servicers (or, if applicable, itself or the
     Trustee) for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iv) being limited first to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage
     Loan(s) in respect of which such Nonrecoverable Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such
     Servicer (of, if applicable, the Master Servicer or the Trustee);

          (v) to reimburse the Servicers for Insured Expenses from the related
     Insurance Proceeds;

          (vi) to pay to the purchaser, with respect to each Mortgage Loan or
     REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

          (vii) to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

          (viii) to withdraw any amount deposited in the Master Servicer
     Custodial Account and not required to be deposited therein; and

          (ix) to clear and terminate the Master Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

If the Master Servicer shall remit to the Securities Administrator any amount not required to be remitted, it may at any time direct the Securities
Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Securities
Administrator which describes the amounts remitted in error to the Securities
Administrator for deposit to the Certificate Account.

     (b) On each Distribution Date, funds on deposit in the Certificate Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Regular Certificates and the Class 2-A-R
Certificate (in respect of the Class UR Interest) as provided in Sections 5.01 and 5.02. The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

                                      -68-

     Section 3.12 Maintenance of Hazard Insurance and Other Insurance. (a) For
each Mortgage Loan, the Master Servicer shall enforce any obligation of the
Servicers under the related Servicing Agreements to maintain or cause to be maintained fire, flood and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in accordance with the related
Servicing Agreements. It is understood and agreed that such insurance provided for in this Section 3.12 shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     (b) Pursuant to Sections 3.08 and 3.09, any amounts collected by the Master
Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable
Servicing Agreement) shall be deposited into the Master Servicer Custodial
Account, subject to withdrawal pursuant to Sections 3.09 and 3.11. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to
Certificateholders and shall be recoverable by the Master Servicer or such
Servicer pursuant to Sections 3.08 and 3.09.

     Section 3.13 Presentment of Claims and Collection of Proceeds. The Master
Servicer shall (to the extent provided in the applicable Servicing Agreement)
cause the related Servicer to, prepare and present on behalf of the Trust and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies.
Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

     Section 3.14 Enforcement of Due-On-Sale Clauses; Assumption Agreements. To
the extent provided in the applicable Servicing Agreement and to the extent
Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

     Section 3.15 Realization Upon Defaulted Mortgage Loans; REO Property. (a)
The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon or otherwise comparably convert the ownership of Mortgaged

                                      -69-

Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing
Agreement.

     (b) With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Master Servicer shall enforce the obligation of the Servicers, to the extent provided in the applicable Servicing Agreement, to (i) cause the name of the Trust to be placed on the title to such REO Property and (ii) ensure that the title to such REO
Property references this Agreement. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.
Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions. In the event that the Trust Estate acquires any
Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall enforce the obligation of the related Servicer to dispose of such Mortgaged Property within the time period specified in the applicable Servicing Agreement, but in any event within three years after the acquisition by the Servicer for the Trust
(such period, the "REO Disposition Period") unless (i) the Servicer provides to the Trustee, the Master Servicer and the Securities Administrator an Opinion of
Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in
Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by the Trust is located or cause any REMIC created hereunder to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by the Trust is located at any time that any
Certificates are outstanding or (ii) the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Estate may continue to hold such Mortgaged Property for the period of such extension.

     (c) The Master Servicer shall, to the extent required by the related
Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Servicer Custodial Account.

     (d) The applicable Servicer, upon the final disposition of any REO
Property, shall be entitled to reimbursement for any related unreimbursed
Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

     (e) The Liquidation Proceeds from the final disposition of the REO
Property, net of any payment to the applicable Servicer as provided above shall be deposited in the related Servicer Custodial Account on or prior to the
Determination Date in the month following receipt

                                      -70-

thereof and be remitted by wire transfer in immediately available funds to the
Master Servicer for deposit into the Master Servicer Custodial Account.

     Notwithstanding any other provision of this Agreement, the Master Servicer shall not permit any Mortgaged Property acquired by the Trust to be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, (ii) result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC
Provisions or (iii) subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged
Property under Section 860G(c) of the Code or otherwise, unless the Master
Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

     Notwithstanding any other provision of this Agreement, the Master Servicer and the Securities Administrator, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Securities
Administrator reasonably believes are applicable under the Code. The consent of
Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Securities Administrator agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section
871(h)(3)(B) or a "controlled foreign corporation" described in Code Section
881(c)(3)(C) with respect to the Trust or the Depositor. In the event the
Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholder.

     Section 3.16 Trustee to Cooperate; Release of Mortgage Files. Upon the
payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the related Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or the related
Servicer will immediately notify the Trustee (or, at the direction of the
Trustee, a Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the related Servicer with the Mortgage File) of a
Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Master Servicer or the related Servicer). Upon receipt of such request, the Trustee or a Custodian, as applicable, shall within seven (7)
Business Days release the related Mortgage File to the Master Servicer or the related Servicer. The Trustee shall at the Master Servicer's or the related
Servicer's direction execute and deliver to the Master Servicer or the related
Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage relating to the Mortgage Loan, in each case provided by the Master Servicer or the related Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Master Servicer shall enforce the applicable Servicer's obligation under the related Servicing Agreement

                                      -71-

take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor of the
Mortgage Loan.

     From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any Primary Mortgage Insurance Policy, any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the
other documents included in the Mortgage File, the Trustee or a Custodian, as
applicable, shall, upon delivery to the Trustee (or, at the direction of the
Trustee, a Custodian) of a Request for Release signed by a Master Servicing
Officer or a Servicing Officer, release the Mortgage File within seven (7)
Business Days to the Master Servicer or the related Servicer. Subject to the further limitations set forth below, the Master Servicer or the applicable
Servicer shall cause the Mortgage Files so released to be returned to the
Trustee or a Custodian, as applicable, when the need therefor no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case such Servicer shall deliver to the Trustee or a Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

     If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or
any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the
Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

     Section 3.17 Documents, Records and Funds in Possession of the Master
Servicer to be Held for the Trustee. Notwithstanding any other provisions of this Agreement, the Master Servicer shall cause each Servicer to transmit to the
Trustee (or a Custodian on behalf of the Trustee) as required by this Agreement and the Servicing Agreements all documents and instruments in respect of a
Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or the related Servicer or which otherwise are collected by the Master Servicer or the related Servicer as Liquidation Proceeds, Recoveries or Insurance
Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the related Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Master Servicer Custodial Account or any Servicer
Custodial Account, shall be held by the Master Servicer or the related Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee on behalf of the Trust, subject to the applicable provisions of this Agreement and the related Servicing Agreement. The Master
Servicer also agrees that it shall not, and shall enforce any requirement under the related Servicing Agreement that the related Servicer shall not, knowingly create, incur or subject any Mortgage File or any funds that are deposited in any Master Servicer Custodial Account, any Servicer Custodial Account, the
Certificate Account or any Escrow Account, or any funds that

                                      -72-

otherwise are or may become due or payable to the Trustee for the benefit of the
Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Master Servicer or Servicer, or assert by legal action or otherwise any claim or right of setoff against any
Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

     Section 3.18 Master Servicer Compensation. As compensation for its services hereunder, the Master Servicer shall be entitled to the Master Servicer
Custodial Account Reinvestment Income. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

     Section 3.19 Advances. The Master Servicer shall enforce the obligations of each Servicer to make a Periodic Advance in accordance with the applicable
Servicing Agreement. A Servicer shall be entitled to be reimbursed from the applicable Servicer Custodial Account for all Advances of its own funds made pursuant to the related Servicing Agreement. Based upon information set forth in the servicer reports, the Master Servicer shall inform the Securities
Administrator of the amount of the Periodic Advance to be made by a Servicer on each applicable Advance Date no later than the related Remittance Date. If a
Servicer fails to make any required Periodic Advance pursuant to the related
Servicing Agreement, the Master Servicer shall (i) unless the Master Servicer determines that such Periodic Advance would not be recoverable in its good faith business judgment, make such Periodic Advance not later than the Business Day on which the Master Servicer is required to remit funds to the Securities
Administrator pursuant to Section 3.09(b) and (ii) to the extent such failure leads to the termination of the Servicer and until such time as a successor
Servicer is appointed, continue to make Periodic Advances required pursuant to the related Servicing Agreement for any Distribution Date, within the same time frame set forth in (i) above, unless the Master Servicer determines (to the extent provided in the related Servicing Agreement) that such Periodic Advance would not be recoverable. If the Master Servicer is unable to make a Periodic
Advance required to be made by it in accordance with this Section 3.19, the
Master Servicer shall immediately, and in no event later than 5:00 P.M. New York time on the Business Day on which the Master Servicer is required to remit funds to the Securities Administrator pursuant to Section 3.09(b), give written notice thereof to the Trustee, the Securities Administrator and the Depositor.

     Section 3.20 Annual Statement as to Compliance. (a)Each of the Master
Servicer and the Securities Administrator shall deliver, and shall cause any
Additional Servicer engaged by it to deliver, or otherwise make available to the
Depositor and the Securities Administrator (and the Securities Administrator
will forward to the Trustee and each Rating Agency), no later than March 15th of each calendar year beginning in 2007, an Officer's Certificate (each, together with such similar certificate delivered by each Servicer as described in Section
3.20(b), a "Compliance Statement"), signed by an officer of such party, stating, as to the signer thereof, that (a) a review of the activities of such party during the preceding calendar year or portion thereof and of performance of such party under this Agreement or such applicable agreement in case of an Additional
Servicer has been made under such officers' supervision and (b) to the best

                                      -73-

of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or such applicable agreement in case of an Additional Servicer in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Compliance Statements shall contain no restrictions or limitations on its use. The obligations of the Master Servicer and the Securities
Administrator under this Section apply to each entity that acted as Master
Servicer or Securities Administrator, as applicable, during the applicable period, whether or not such entity is acting as Master Servicer or Securities
Administrator at the time such Compliance Statement is required to be delivered.

     (b) In the event the Master Servicer or the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and shall use its reasonable efforts to cause any Additional Servicer that resigns or is terminated under any applicable servicing agreement to provide, a Compliance Statement pursuant to this Section 3.20 with respect to the period of time that the Master Servicer or the Securities Administrator was subject to this Agreement or such applicable agreement in the case of an
Additional Servicer or the period of time that the Additional Servicer was subject to such other servicing agreement. The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing
Agreement, to deliver to the Master Servicer a Compliance Statement within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Compliance Statements of the Servicers with its own Compliance Statement to be submitted pursuant to this Section 3.20.

     Section 3.21 Assessments of Compliance and Attestation Reports. (a)Each of
the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall deliver, and shall cause each Servicing Function Participant engaged by it to deliver, or otherwise make available to the Depositor and the
Securities Administrator on or before March 15th of each calendar year beginning in 2007, a report regarding such party's assessment of compliance with the
Relevant Servicing Criteria (each, together with such similar report delivered by each Servicer as described in Section 3.21(c), an "Assessment of
Compliance"),that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (ii) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.22(c), including, if there has been any material instance of noncompliance with the Relevant
Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant
Servicing Criteria as of and for such period.

     No later than February 1 of each fiscal year for the Trust for which a 10-K is required to be filed, the Master Servicer, the Securities Administrator and the Custodian shall each forward to the Securities Administrator and the
Depositor the name of each Servicing Function Participant engaged by it and what
Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Master
Servicer, the Securities Administrator and the Custodian (or any Servicing
Function Participant

                                      -74-

engaged by them) submit their assessments to the Securities Administrator and the Depositor, such parties will also at such time include the assessment (and attestation pursuant to Section 3.21(b)) of each Servicing Function Participant engaged by it.

     Promptly after receipt of such Assessments of Compliance, the Securities
Administrator shall confirm that the Assessments of Compliance, taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit P and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year. The Custodian and any Servicing
Function Participant engaged by it shall not be required to deliver or cause the delivery of such Assessments of Compliance in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

     (b) Each of the Master Servicer, the Securities Administrator and the
Custodian, each at its own expense, shall cause, and shall cause each Servicing
Function Participant engaged by it to cause, on or before March 15th of each calendar year beginning in 2007, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator,
the Custodian or such other Servicing Function Participants, as the case may be)
and that is a member of the American Institute of Certified Public Accountants
to furnish a report (each, together with such similar report delivered by each
Servicer as described in Section 3.21(c), an "Attestation Report") to the
Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the
Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing
Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the
Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such
Attestation Report why it was unable to express such an opinion. Each such related Attestation Report shall be made in accordance with Rules 1-02(a)(3) and
2-02(g) of the Commission's Regulation S-X. Such Attestation Reports must be available for general use and not contain restricted use language. If requested by the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the
Depositor's registration statement on Form S-3 relating to the Offered
Certificates and the Form 10-K for the Trust.

     Promptly after receipt of such Attestation Reports, the Securities
Administrator shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions. The
Master Servicer shall include each such Attestation Report furnished to it by the Servicers with its own Attestation Report to be submitted to the Securities
Administrator pursuant to this Section 3.21. None of the Master Servicer, the
Securities Administrator or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of such Attestation
Reports until April

                                      -75-

15 in any given year so long as it has received written confirmation from the
Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year. The Custodian and any Servicing Function
Participant engaged by it shall not be required to deliver or cause the delivery of such Attestation Report in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

     (c) The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the
Master Servicer an Assessment of Compliance and related Attestation Report within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Assessments of Compliance and Attestation Reports of the Servicers
with its own Assessment of Compliance and related Attestation Report to be submitted pursuant to this Section 3.21.

     (d) In the event the Master Servicer, the Custodian or the Securities
Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and each such party shall cause any Servicing Function
Participant engaged by it to provide, an Assessment of Compliance pursuant to this Section 3.21, coupled with an Attestation Report as required in this
Section 3.21 with respect to the period of time that the Master Servicer or the
Securities Administrator was subject to this Agreement.

     Section 3.22 Reports to the Commission. (a) The Securities Administrator
and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying its reporting requirements under the
Exchange Act. Without limiting the generality of the foregoing, the Securities
Administrator shall prepare and file on behalf of the Trust any Form 8-K, Form
10-D and Form 10-K required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Master Servicer shall sign such Forms on behalf of the Trust. Notwithstanding the previous sentence, the Depositor shall file the Form 8-K in connection with the filing of this Agreement.

     (b) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the Monthly Statement for such
Distribution Date attached thereto. Any disclosure in addition to the Monthly
Statement for such Distribution Date that is required to be included on Form
10-D ("Additional Form 10-D Disclosure") shall be reported by the parties set forth on Exhibit Q hereto to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in this Section 3.22(b).

     As set forth on Exhibit Q hereto, within 5 calendar days after the related
Distribution Date, (i) the parties described on Exhibit Q shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-

                                      -76-

compatible format, or in such other format as otherwise agreed upon by the
Securities Administrator and such party, any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form of
Exhibit T and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D
Disclosure on Form 10-D. The Securities Administrator shall compile all such information provided to it in a Form 10-D prepared by it. The Securities
Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit Q of their duties under this paragraph or proactively solicit or procure from such parties any Additional
Form 10-D Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities
Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

     After preparing the Form 10-D, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-D to the Master Servicer for review and, only if Additional Form 10-D Disclosure is contained therein, the Securities Administrator shall forward such Form 10-D to the Depositor for review. Within 2 Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities
Administrator may proceed with the execution and filing of the Form 10-D. A duly authorized officer of the Master Servicer shall sign each Form 10-D. If a Form
10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in
Section 3.22(h)(ii). Form 10-D requires the registrant to indicate (by checking
"yes" or "no") that it "(1) has filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days." The
Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that is has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to either question should be "no." The
Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report. Promptly (but no later than
1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form
10-D prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05.
Each party to this Agreement acknowledges that the performance by the Master
Servicer and Securities Administrator of its duties under this Section 3.22(b)
related to the timely preparation, arrangement for execution and filing of Form
10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(b) and also contingent upon the Servicers, the Custodian and any Servicing Function
Participant strictly observing deadlines no later than these set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-D Disclosure pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities
Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange

                                      -77-

for execution and/or timely file such Form 10-D, where such failure results from the Master Servicer's or the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any
Servicer, Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

     (c) On or prior to the 90th day after the end of each fiscal year of the
Trust or such earlier date as may be required by the Exchange Act (the "10-K
Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities
Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the
Securities Administrator within the applicable time frames set forth in this
Agreement and the related Servicing Agreements:

          (i) a Compliance Statement for each Servicer, the Master Servicer and the Securities Administrator (each, a "Reporting Servicer") as described under Section 3.20;

          (ii) (A) the Assessment of Compliance for each Reporting Servicer, as described under Section 3.21(a) and (c), and (B) if each Reporting
     Servicer's Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included; provided, however, that the
     Securities Administrator, at its discretion, may omit from the Form 10-K any Assessment of Compliance described in this clause (ii) or Attestation
     Report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB;

          (iii) (A) the Attestation Report for each Reporting Servicer, as described under Section 3.21(b) and (c), and (B) if any Reporting
     Servicer's Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included; and

          (iv) a Sarbanes-Oxley Certification, as described in Section 3.22(e).

     Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be reported by the parties set forth on Exhibit R to the Depositor and the
Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form
10-K Disclosure, except as set forth in this Section 3.22(d).

     As set forth on Exhibit R hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in
2007, (i) the parties

                                      -78-

described in Exhibit R shall be required to provide to the Securities
Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, together with an Additional
Disclosure Notification in the form attached hereto as Exhibit T and (ii) the
Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The
Securities Administrator shall compile all such information provided to it in a
Form 10-K prepared by it. The Securities Administrator has no duty under this
Agreement to monitor or enforce the performance by the parties listed on Exhibit
R of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the
Securities Administrator in connection with including any Additional Form 10-K
Disclosure on Form 10-K pursuant to this paragraph.

     After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Master Servicer and Depositor for
review. Within three Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii). Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby represents to the
Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that is has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities
Administrator in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to either question should be "no." The
Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report. Promptly (but no later than
1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form
10-K prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05.
The parties to this Agreement acknowledge that the performance by the Master
Servicer and the Securities Administrator of its duties under this Section
3.22(c) related to the timely preparation, arrangement for execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(c), Section
3.22(e), Section 3.20 and Section 3.21 and is also contingent upon the
Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities
Administrator of any necessary Additional Form 10-K Disclosure, any Compliance
Statement and any Assessment of Compliance and Attestation Report pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities
Administrator shall have any liability for any loss, expense, damage, claim arising out of or with

                                      -79-

respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-K, where such failure results from the Securities
Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer or Servicing Function
Participant needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (d) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates. Any disclosure or information related to a
Reportable Event or that is otherwise required to be included on Form 8-K other than the initial Form 8-Ks filed in connection with the issuance of the
Certificates ("Form 8-K Disclosure Information") shall be reported by the parties set forth on Exhibit S hereto to the Depositor and the Securities
Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form
8-K Disclosure Information, or any Form 8-K, except as set forth in this Section
3.22(d).

     As set forth on Exhibit S hereto, no later than the end of business on the
2nd Business Day after the occurrence of a Reportable Event (i) the parties to this transaction shall be required to provide to the Securities Administrator
(at cts.sec.notifications@wellsfargo.com with a copy by facsimile to
410-715-2380) and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Form 8-K Disclosure
Information, if applicable, together with an Additional Disclosure Notification in the form attached hereto as Exhibit T and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Securities Administrator shall compile all such information provided to it in a Form 8-K prepared by it. The Securities
Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit S of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K
Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

     After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Master Servicer and Depositor for
review. No later than the close of business New York City time on the 3rd
Business Day after the Reportable Event, the Depositor shall notify the
Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. A duly authorized officer of the Master Servicer shall sign the Form 8-K and shall return the signed Form
8-K to the Securities Administrator no later than noon New York City time on the fourth Business Day after the Reportable Event. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities
Administrator will follow the procedures set forth in Section 3.22(h)(ii).
Promptly (but no later than 1 Business

                                      -80-

Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator. The signing party at the
Master Servicer can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Securities
Administrator of its duties under this Section 3.22(d) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(d) and also contingent upon the Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Form 8-K Disclosure Information pursuant to the related Servicing
Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form
8-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

     (e) Each Form 10-K shall include a certification (the "Sarbanes-Oxley
Certification"), exactly as set forth in Exhibit M attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Securities
Administrator shall provide, and shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley
Certification (the "Certifying Person"), by March 15th of each year in which the
Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, together with such similar certification delivered by each Servicer as described in
Section 3.22(f), a "Back-up Certification"), in the form attached hereto as
Exhibit N, upon which the Certifying Person, the entity for which the Certifying
Person acts as an officer, and such entity's officers, directors and affiliates
(collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the
Trust. In the event the Master Servicer, the Securities Administrator or any
Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up Certification to the Certifying Person pursuant to this Section 3.22(e) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be. Notwithstanding the foregoing, the Master
Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-up Certification required to be furnished to it pursuant to this section or any Servicing Agreement or Custodial
Agreement.

     (f) Pursuant to the related Servicing Agreements, the Master Servicer shall enforce the obligation of each Servicer to provide the Back-up Certification required pursuant to each of the Servicing Agreements.

                                      -81-

     (g) Upon any filing with the Commission prepared and filed by the
Securities Administrator, the Securities Administrator shall promptly deliver or make available to the Depositor a copy of any such executed report, statement or information.

     (h) (i) The obligations set forth in paragraphs (a) through (g) of this
Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to
January 30 of the first year in which the Securities Administrator is able to do so under applicable law, unless otherwise requested by the Depositor, the
Securities Administrator shall prepare and file with the Commission a Form 15
Suspension Notification executed by the Master Servicer with respect to the
Trust, with a copy to the Depositor. At the beginning of the calendar year after the filing of a Form 15 Suspension Notification, if the Depositor or the
Certificate Registrar determines that the number of Certificateholders of the
Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the
Exchange Act, it shall promptly notify the Securities Administrator and the
Securities Administrator shall recommence preparing and filing reports on Form
8-K, Form 10-D and Form 10-K as required pursuant to this Section and the then-current reporting requirements of the Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (h) of this
Section.

          (ii) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form
     8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will immediately electronically notify the Depositor and the Master Servicer of such inability to make a timely filing with the Commission. In the case of Form 10-D and Form 10-K, the Securities Administrator, the Master Servicer, the Trustee and the
     Depositor will cooperate to prepare and file a Form 12b-25 and a Form
     10-D/A and Form 10-K/A as applicable, pursuant to Rule 12b-25 of the
     Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed
     Form 8-K, Form 10-D or Form 10-K needs to be amended in connection with any
     Additional Form 10-D Disclosure (other than, in the case of Form 10-D, for the purpose of restating any Monthly Statement), Additional Form 10-K
     Disclosure or Form 8-K Disclosure Information, the Securities Administrator
     will notify the Depositor and such other parties to the transaction as are affected by such amendment, and such parties will cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A. Any Form 15, Form 12b-25
     or any amendment to Form 8-K or Form 10-D shall be signed by a duly authorized officer (and a senior officer with respect to the Form 10-K) of the Master Servicer. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of
     their duties under this Section 3.22(h) related to the timely preparation, arrangement for execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section 3.22(h). Neither the Master
     Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage,

                                      -82-

     claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, the Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (i) Notwithstanding the provision of Section 11.01, this Section 3.22 may be amended without the consent of the Certificateholders.

     Section 3.23 Maintenance of the Rounding Account; Collections Thereunder.
On or prior to the Closing Date, the Securities Administrator shall establish an account (a "Rounding Account") with respect to the Special Retail Certificates, and Banc of America Securities LLC shall deposit $999.99 into the Rounding
Account. The Securities Administrator shall maintain such account to provide, if needed, the Rounding Amount (defined below) on any Distribution Date.

     If, on any Distribution Date, the Securities Administrator determines that amounts are available out of the Pool Distribution Amount for Loan Group 2
(after giving effect to the repayment of any funds withdrawn from the Rounding
Account on prior Distribution Dates which have not been repaid) for distributions of principal on the Special Retail Certificates, and the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, the Securities Administrator shall withdraw from the Rounding Account an amount which, when added to the amount allocable to such distributions of principal, would be an integral multiple of $1,000 (the
"Rounding Amount"). On each Distribution Date prior to the date on which any
Realized Loss would decrease the Class Certificate Balance of the Class of
Special Retail Certificates, with respect to which the Securities Administrator determines that amounts are available out of the Pool Distribution Amount for
Loan Group 2 for distributions of principal on the Special Retail Certificates, the aggregate amount allocable to such Certificates will be applied first to repay any funds withdrawn from the Rounding Account on prior Distribution Dates which have not been repaid.

     Any amounts withdrawn by the Securities Administrator from the Rounding
Account shall be deposited in the Certificate Account for distribution to the
Holders of the Special Retail Certificates as described in the preceding paragraph.

     On or promptly after the date on which any Realized Loss would decrease the
Class Certificate Balance of the Class of Special Retail Certificates or the
Class Certificate Balance thereof is reduced to zero, the Securities
Administrator shall remit to Banc of America Securities LLC any amounts remaining in the Rounding Account.

     Amounts on deposit in a Rounding Account shall not be invested.

     The Rounding Account established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an
"outside reserve fund" as defined in

                                      -83-

Section 1.860G-2(h) of the Treasury Regulations, and in that regard (i) the
Rounding Account shall be an outside reserve fund and not an asset of any REMIC,
(ii) the Rounding Account shall be owned for federal tax purposes by Banc of
America Securities LLC and Banc of America Securities LLC shall report all amounts of income, deduction, gain or loss accruing therefrom, and (iii) amounts transferred by any REMIC to the Rounding Account shall be treated for all federal tax purposes as distributed by such REMIC to Banc of America Securities
LLC.

                                   ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

     Section 4.01 Master Servicer's Certificate. Each month, not later than
12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business Day), the Master Servicer shall deliver to the Securities Administrator, a Master Servicer's Certificate based solely on the information provided by the Servicers (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator)
certified by a Master Servicing Officer setting forth the information necessary in order for the Securities Administrator to perform its obligations under this
Agreement. The Securities Administrator may conclusively rely upon the information contained in a Master Servicer's Certificate delivered by the Master
Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

     Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Master Servicer's Certificate, the Securities Administrator
shall distribute out of the Certificate Account, the Intermediate Lower-Tier
Certificate Sub-Account or the Upper-Tier Certificate Sub-Account, as applicable
(to the extent funds are available therein), to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a
Certificate (other than a Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Securities
Administrator shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02; provided, however, that distributions of principal to the Special Retail Certificates shall be made as described in Section 5.11.

     None of the Holders of any Class of Certificates, the Depositor, the Master
Servicer, the Securities Administrator or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

     Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

                                      -84-

     Section 5.02 Priorities of Distributions. (a) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) (1) to the extent not previously paid, the amounts payable to the Master Servicer, the Securities Administrator and the
Trustee pursuant to Section 3.09(g) and Section 3.11 and shall pay such funds to itself, the Master Servicer and the Trustee, as applicable, and (2) based solely on the information contained in the Master Servicer's Certificate, the Pool
Distribution Amount for each Loan Group, and shall apply such funds to the
Certificates in the following order of priority and to the extent of such funds, paying each Group solely from the Pool Distribution Amount for the Related Loan
Group, in the following order of priority and to the extent of such funds:

          (i) concurrently to each Class of Senior Certificates and the IO
     Component of such Group, an amount allocable to interest equal to the
     Interest Distribution Amount for such Class or Component Interest
     Distribution Amount for such Component and any shortfall being allocated among such Classes or Component in proportion to the amount of the Interest
     Distribution Amount or Component Interest Distribution Amount, as the case may be, that would have been distributed in the absence of such shortfall but, until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class 1-A-12
     Certificates may be distributed instead as principal to the Class 1-A-1 and
     Class 1-A-3 Certificates and amounts that would have distributed pursuant to this clause to the Class 3-A-2 Certificates may be distributed as principal to the Class 3-A-1 Certificates in accordance with Section
     5.02(b)(v);

          (ii) concurrently to each Class of Senior Certificates and the PO
     Component of such Group, if any, pro rata, based on their Senior Principal
     Distribution Amount and PO Principal Amount, respectively, (A) to the
     Senior Certificates of such Group, in an aggregate amount up to the Senior
     Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the PO Component of such Group, if any, in an aggregate amount up to the applicable PO Principal Amount for such Group;

          (iii) in the case of Group 1 and Group 3, to the PO Component of such
     Group, any applicable PO Deferred Amount (after giving effect to the distribution to such PO Component of the PO Recovery for the Related Loan
     Group), up to the Subordinate Principal Distribution Amounts from amounts otherwise distributable to the Subordinate Certificates, first to the Class
     B-6 Certificates pursuant to clause (iv)(K) below, second to the Class B-5
     Certificates, pursuant to clause (iv)(I) below, third to the Class B-4
     Certificates, pursuant to clause (iv)(G) below, fourth to the Class B-3
     Certificates, pursuant to clause (iv)(E) below, fifth to the Class B-2
     Certificates, pursuant to clause (iv)(C) below, and finally to the Class
     B-1 Certificates, pursuant to clause (iv)(A) below;

          (iv) to each Class of Subordinate Certificates, subject to paragraph
     (d) below, in the following order of priority:

               (A) to the Class B-1 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                      -85-

               (B) to the Class B-1 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (C) to the Class B-2 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (D) to the Class B-2 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (E) to the Class B-3 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (F) to the Class B-3 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (G) to the Class B-4 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (H) to the Class B-4 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (I) to the Class B-5 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (J) to the Class B-5 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (K) to the Class B-6 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

               (L) to the Class B-6 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

          (v) to the Holder of the Class 2-A-R Certificate, any amounts remaining in the Upper-Tier Certificate Sub-Account and the Intermediate
     Lower-Tier Certificate Sub-Account and any remaining Pool Distribution
     Amounts.

                                      -86-

          No Class of Certificates or Component will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of "Interest Distribution Amount" or "Component Interest
     Distribution Amount" after its Class Certificate Balance, Notional Amount or Component Balance, as the case may be, has been reduced to zero.

          For any Group and on any Distribution Date, amounts distributed in respect of the PO Deferred Amounts (including the distribution of the PO
     Recoveries) will not reduce the Component Balance of the applicable PO
     Component.

          All distributions in respect of the Interest Distribution Amount for a
     Class or the Component Interest Distribution Amount for an IO Component
     will be applied first with respect to the amount payable pursuant to clause
     (i) of the definition of "Interest Distribution Amount" or "Component
     Interest Distribution Amount" as applicable, and second with respect to the amount payable pursuant to clause (ii) of such definitions.

          On each Distribution Date, the Securities Administrator shall distribute any Reimbursement Amount sequentially to each Class of
     Certificates then outstanding which bore the loss to which such
     Reimbursement Amount relates, beginning with the most senior of such
     Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the
     Pool Distribution Amount for the applicable Loan Group.

          On each Distribution Date, the Securities Administrator shall distribute any PO Recovery for Loan Group 1 or Loan Group 3 to the Holders
     of the Class CB-PO Certificates.

          (vi) Distributions on the Uncertificated Lower-Tier Interests. On each
     Distribution Date, interest shall be distributed in respect of the
     Uncertificated Lower-Tier Interests (other than the Class 1-LPO Interest and the Class 3-LPO Interest) at the pass-through rate thereon, as described in the next to last paragraph of this Section 5.02(a)(vi). For purposes of calculating the interest distributable in respect of each
     Uncertificated Lower-Tier Interest and any Distribution Date, Non-Supported
     Interest Shortfalls and Relief Act Reductions shall be allocated to the each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

          All distributions of principal shall be made first to the Class 1-LPO
     Interest and the Class 3-LPO Interest, so as to keep the principal balances thereof at all times equal to the Component Balances of the Class 1-30-PO
     Component and the Class 3-30-PO Component, respectively; second, to the
     Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest and
     the Class 4-LS Interest so as to keep the principal balances thereof
     (computed to eight decimal places) equal to 0.100% of the Group Subordinate
     Amount for Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4,
     respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of principal shall be distributed to the Class 1-LS Interest, the Class 2-LS

                                      -87-

     Interest, the Class 3-LS Interest and the Class 4-LS Interest, such that the Subordinate Balance Ratio is maintained), and third, any remaining principal to the Class 1-L Interest, the Class 2-L Interest, the Class 3-L
     Interest and the Class 4-L Interest. Any distributions of principal made to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be made from the Group 1 Mortgage Loans to the Uncertificated Lower-Tier
     Interests beginning with the numeral "1," from the Group 2 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "2,"
     from the Group 3 Mortgage Loans to the Uncertificated Lower-Tier Interests
     beginning with the numeral "3" and from the Group 4 Mortgage Loans to the
     Uncertificated Lower-Tier Interests beginning with the numeral "4."

          Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 1-LPO Interest and the
     Class 3-LPO Interest, so as to keep their principal balances equal to the
     Component Balances of the Class 1-30-PO Component and the Class 3-30-PO
     Component, respectively; second, to the Class 1-LS Interest, the Class 2-LS
     Interest, the Class 3-LS Interest and the Class 4-LS Interest so as to keep the principal balances thereof (computed to eight decimal places) equal to
     0.100% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan
     Group 3 and Loan Group 4, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of
     Realized Losses shall be allocated to the Class 1-LS Interest, the Class
     2-LS Interest, the Class 3-LS Interest and the Class 4-LS Interest such that the Subordinate Balance Ratio is maintained); and third, the remaining
     Realized Losses shall be allocated to the Class 1-L Interest, the Class 2-L
     Interest, the Class 3-L Interest and the Class 4-L Interest. Any Realized
     Losses allocated to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be (a) from Realized Losses allocated to Loan Group 1 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "1," (b) from Realized Losses allocated to Loan Group 2 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "2," (c)
     from Realized Losses allocated to Loan Group 3 in the case of
     Uncertificated Lower-Tier Interests beginning with the numeral "3" and (d)
     from Realized Losses allocated to Loan Group 4 in the case of
     Uncertificated Lower-Tier Interests beginning with the numeral "4."

          As of any date, the aggregate principal balance of the Class 1-L
     Interest and the Class 1-LS Interest shall equal the aggregate Pool Stated
     Principal Balance (Non-PO Portion) of Loan Group 1. As of any date, the aggregate principal balance of the Class 2-L Interest and the Class 2-LS
     Interest shall equal the aggregate Pool Stated Principal Balance (Non-PO
     Portion) of Loan Group 2. As of any date, the aggregate principal balance of the Class 3-L Interest and the Class 3-LS Interest shall equal the aggregate Pool Stated Principal Balance (Non-PO Portion) of Loan Group 3.
     As of any date, the aggregate principal balance of the Class 4-L Interest and the Class 4-LS Interest shall equal the Pool Stated Principal Balance
     (Non-PO Portion) of Loan Group 4. As of any date, (i) the principal balance of the Class 1-LPO Interest will be equal to the Component Balance of the
     Class 1-30-PO Component and (ii) the principal balance of the Class 3-LPO
     Interest will be equal to the Component Balance of the Class 3-30-PO
     Component. As of any date, (i) the notional amount of the Class 1-LIO
     Interest will be equal to the Class 1-30-IO Notional Amount, (ii) the notional amount of the Class 2-LIO Interest will

                                      -88-

     be equal to the Class 2-30-IO Notional Amount, (iii) the notional amount of the Class 3-LIO Interest will be equal to the Class 3-30-IO Notional Amount and (iv) the notional amount of the Class 4-LIO Interest will be equal to the Class 4-30-IO Notional Amount.

          The pass-through rate with respect to the Class 1-L Interest and the
     Class 1-LS Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 2-L Interest and the Class 2-LS Interest shall be
     6.000% per annum. The pass-through rate with respect to the Class 3-L
     Interest and the Class 3-LS Interest shall be 5.750% per annum. The pass-through rate with respect to the Class 4-L Interest and the Class 4-LS
     Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 1-LIO Interest, the Class 2-LIO Interest, the Class 3-LIO
     Interest and the Class 4-LIO Interest shall be the same as the Pass-Through
     Rate for the Class 1-30-IO Component, the Class 2-30-IO Component, the
     Class 3-30-IO Component and the Class 4-30-IO Component, respectively, as each such rate is described in the Preliminary Statement. The Class 1-LPO
     Interest and the Class 3-LPO Interest are principal-only interests and are not entitled to distributions of interest.

          Amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

          (vii) Distributions on the Uncertificated Intermediate Lower-Tier
     Interests. On each Distribution Date, each Uncertificated Intermediate
     Lower-Tier Interest (other than the Class 1-ITIO Interest, the Class 2-ITIO
     Interest, the Class 3-ITIO Interest and the Class 4-ITIO Interest) shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier
     Class, Classes or Component, as provided herein and shall have its principal balance increased in the event of Recoveries in an amount equal to any such increase in the Class Certificate Balance of the respective
     Corresponding Upper-Tier Class, Classes or Component. On each Distribution
     Date, each Uncertificated Intermediate Lower-Tier Interest (other than the
     Class 1-ITPO Interest and the Class 3-ITPO Interest) shall receive distributions in respect of interest in an amount equal to the Interest
     Accrual Amounts and Unpaid Interest Shortfalls, as the case may be, in respect of its Corresponding Upper-Tier Class, Classes or Component, in
     each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Intermediate Lower-Tier Interests in
     respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Intermediate Lower-Tier
     Distribution Amount."

          As of any date, the principal balance or notional amount of each
     Uncertificated Intermediate Lower-Tier Interest equals the aggregate of the
     Class Certificate Balances, Component Balances or Notional Amounts of the
     respective Corresponding Upper-Tier Class, Classes or Component. The
     initial principal balance or notional amount of each Uncertificated
     Intermediate Lower-Tier Interest equals the aggregate of the Initial Class
     Certificate Balances, Component Balance or Initial Notional Amounts of the
     respective Corresponding Upper-Tier Class, Classes or Component.

                                      -89-

          The pass-through rate with respect to the Class 1-A-IT1 Interest,
     Class 1-A-IT2 Interest, Class 1-A-IT3 Interest and the Class 1-A-IT4
     Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 2-A-IT1 Interest, Class 2-A-IT2 Interest and the Class 2-A-ITR
     Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 3-A-IT1 Interest shall be 5.750% per annum. The pass-through rate with respect to the Class 4-A-IT1 Interest shall be 6.000% per annum. The pass-through rate with respect to the Class B-IT1 Interest, Class B-IT2
     Interest, Class B-IT3 Interest, Class B-1T4 Interest, Class B-1T5 Interest
     and Class B-IT6 Interest shall be the weighted average of the Class 1-LS
     Interest, the Class 2-LS Interest, the Class 3-LS Interest and the Class
     4-LS Interest. The pass-through rate with respect to the Class 1-ITIO
     Interest shall be a per annum rate equal to the Pass-Through Rate of the
     Class 1-30-IO Component. The pass-through rate with respect to the Class
     2-ITIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 2-30-IO Component. The pass-through rate with respect to the
     Class 3-ITIO Interest shall be a per annum rate equal to the Pass-Through
     Rate of the Class 3-30-IO Component. The pass-through rate with respect to the Class 4-ITIO Interest shall be a per annum rate equal to the
     Pass-Through Rate of the Class 4-30-IO Component. The Class 1-ITPO Interest
     and the Class 3-ITPO Interest are principal-only interests and are not entitled to distributions of interest.

     (b) (i) With respect to the Group 1 Senior Certificates:

     I. On each Distribution Date occurring prior to the Accretion Termination
Date for the Class 1-A-12 Certificates, the Class 1-A-12 Accrual Distribution
Amount will be allocated, sequentially, as follows:

               first, concurrently, to the Class 1-A-1 and Class 1-A-3
          Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

               second, to the Class 1-A-12 Certificates, until their Class
          Certificate Balance has been reduced to zero;

     II. On each Distribution Date prior to the Senior Credit Support Depletion
Date, the amount distributable to the Group 1 Senior Certificates pursuant to
Section 5.02(a)(ii) for such Distribution Date, will be distributed, sequentially, as follows:

     On each Distribution Date, an amount equal to the lesser of (a) the Senior
Principal Distribution Amount for Loan Group 1 for such Distribution Date and
(b) the product of (1) the Pool Distribution Amount for Loan Group 1 remaining after distributions of interest on the Group 1 Senior Certificates and the Class
1-30-IO Component and (2) a fraction, the numerator of which is the Senior
Principal Distribution Amount for Loan Group 1 and the denominator of which is the sum of the PO Principal Amount for Loan Group 1 and the Senior Principal
Distribution Amount for Loan Group 1, will be distributed as principal, sequentially, as follows:

          first, concurrently, up to the Group 1 Priority Amount, to the Class
     1-A-4 and Class 1-A-5 Certificates, pro rata, until their Class Certificate
     Balances have been reduced to zero;

          second, concurrently, as follows:

                                      -90-

               (a) 24.0310030579%, sequentially, as follows:

                    (i) $1,000.00 to the Class 1-A-7 Certificates, until their
               Class Certificate Balance has been reduced to zero;

                    (ii) $135,271.50 to the Class 1-A-6 Certificates, until
               their Class Certificate Balance has been reduced to zero; and

                    (iii) sequentially, to the Class 1-A-7 and Class 1-A-6
               Certificates, until their Class Certificate Balances have been reduced to zero;

                    (iv) to the Class 1-A-9 Certificates, until their Class
               Certificate Balance has been reduced to zero; and

               (b) 75.9689969421%, sequentially, as follows:

                    (i) sequentially, to the Class 1-A-10 and Class 1-A-11
               Certificates, in that order, up to the Group 1 PAC Principal
               Amount for such Distribution Date; and

                    (ii) concurrently, as follows:

                         (1) 91.4573722877%, sequentially, as follows:

                              (A) concurrently, to the Class 1-A-1 and Class
                         1-A-3 Certificates, pro rata, until their Class
                         Certificate Balances have been reduced to zero; and

                              (B) to the Class 1-A-12 Certificates, until their
                         Class Certificate Balance has been reduced to zero; and

                         (2) 8.5426277123% to the Class 1-A-13 Certificates,
                    until their Class Certificate Balance has been reduced to
                    zero;

                    (iii) sequentially, to the Class 1-A-10 and Class 1-A-11
               Certificates, in that order, until their Class Certificate
               Balances have been reduced to zero;

          third, to the Class 1-A-4 and Class 1-A-5 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

                                      -91-

     (ii) With respect to the Group 2 Senior Certificates:

     On each Distribution Date prior to the Senior Credit Support Depletion
Date, the amount distributable to the Group 2 Senior Certificates pursuant to
Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed, sequentially, as follows:

          first, to the Class 2-A-R Certificate, until its Class Certificate
     Balance has been reduced to zero;

          second, sequentially, up to the Aggregate Principal Amount, as follows:

               (a) concurrently, to the Class 2-A-6 and Class 2-A-7
          Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

               (b) sequentially, to the Class 2-A-10, Class 2-A-11 and 2-A-12
          Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

          third, until the Class Certificate Balance of the Class 2-A-1
     Certificates has been reduced to zero, concurrently, as follows:

               (a) 78.1451571944% to the Class 2-A-1 Certificates, until their
          Class Certificate Balance has been reduced to zero;

               (b) 3.7584438011% to the Class 2-A-2 Certificates, until their
          Class Certificate Balance has been reduced to zero; and

               (c) 18.0963990045% to the Class 2-A-9 Certificates, until their
          Class Certificate Balance has been reduced to zero; and

          fourth, after the Class Certificate Balance of the Class 2-A-1
     Certificates has been reduced to zero, concurrently, to the Class 2-A-2 and
     Class 2-A-8 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

          fifth, sequentially, to the Class 2-A-3, Class 2-A-4 and Class 2-A-5
     Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

          sixth, concurrently, to the Class 2-A-6 and Class 2-A-7 Certificates,
     pro rata, until their Class Certificate Balances have been reduced to zero;
     and

          seventh, sequentially, to the Class 2-A-10, Class 2-A-11 and 2-A-12
     Certificates, in that order, until their Class Certificate Balances have been reduced to zero.

     (iii) With respect to the Group 3 Senior Certificates:

     I. On each Distribution Date occurring prior to the Accretion Termination
Date for the Class 3-A-2 Certificates, the Class 3-A-2 Accrual Distribution
Amount will be allocated sequentially, to the Class 3-A-1 and Class 3-A-2
Certificates, in that order, until their Class Certificate Balances have been reduced to zero.

                                      -92-

     II. On each Distribution Date prior to the Senior Credit Support Depletion
Date, the amount distributable to the Group 3 Senior Certificates pursuant to
Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed, sequentially, as follows:

          first, concurrently, up to the Group 3 Priority Amount, to the Class
     3-A-3 and Class 3-A-4 Certificates, pro rata, until their Class Certificate
     Balances have been reduced to zero;

          second, sequentially, to the Class 3-A-1 and Class 3-A-2 Certificates,
     in that order, until their Class Certificate Balances have been reduced to zero; and

          third, concurrently, to the Class 3-A-3 and Class 3-A-4 Certificates,
     pro rata, until their Class Certificate Balances have been reduced to zero.

     (iv) With respect to the Group 4 Senior Certificates:

     On each Distribution Date prior to the Senior Credit Support Depletion
Date, the amount distributable to the Group 4 Senior Certificates pursuant to
Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed, sequentially, as follows:

          first, concurrently, up to the Group 4 Priority Amount, to the Class
     4-A-1 and Class 4-A-2 Certificates, pro rata, until their Class Certificate
     Balances have been reduced to zero;

          second, concurrently, to the Class 4-A-3 and Class 4-A-4 Certificates,
     pro rata, until their Class Certificate Balances have been reduced to zero;

          third, to the Class 4-A-5 Certificates, until their Class Certificate
     Balance has been reduced to zero;

          fourth, concurrently, to the Class 4-A-6 and Class 4-A-7 Certificates,
     pro rata, until their Class Certificate Balances have been reduced to zero;

          fifth, to the Class 4-A-8 Certificates, until their Class Certificate
     Balance has been reduce to zero; and

          sixth, concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates,
     pro rata, until their Class Certificate Balances have been reduced to zero.

     With respect to any of the preceding distribution priorities, if two or more Classes of Certificates in a Group are paying concurrently but only until the Class Certificate Balances of fewer than all of such Classes are reduced to zero, the amount distributable in accordance with any such priority will equal the lesser of (a) the remaining Senior Principal Distribution Amount for the related Loan Group available to pay such Classes in accordance with such priority and (b) the remaining Senior Principal Distribution Amount for such
Loan Group, which when distributed in accordance with such priority, will result in the Class Certificate Balance of designated Class or Classes being reduced to zero.

                                      -93-

     On each Distribution Date on or after the Senior Credit Support Depletion
Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Senior Non-PO Certificates of the Related Group
shall be distributed, concurrently, as principal of such Classes of Senior
Certificates, pro rata, on the basis of their respective Class Certificate
Balances immediately prior to that Distribution Date, until the Class
Certificate Balances thereof are reduced to zero.

     The Class 30-IO Certificates are Interest Only Certificates and are not
entitled to distributions in respect of principal.

     Notwithstanding the foregoing, on each Distribution Date prior to the
Senior Credit Support Depletion Date but on or after the date on which the aggregate Class Certificate Balance of the Senior Non-PO Certificates of a Group
have been reduced to zero, amounts otherwise distributable as principal payments from the Related Loan Group on the Subordinate Certificates will be paid as principal to the remaining Classes of Senior Non-PO Certificates together with the applicable Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Group in (b)(i), (ii), (iii) or (iv)
above, provided that on such Distribution Date (a) the Aggregate Subordinate
Percentage for such Distribution Date is less than twice the initial Aggregate
Subordinate Percentage or (b) the outstanding principal balance of the Mortgage
Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO
Property and any Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates, is equal to or greater than 50%. If the Senior
Non-PO Certificates of two or more Groups remain outstanding, the distributions described above will be made to the Senior Non-PO Certificates of such Groups, pro rata, in proportion to the aggregate Class Certificate Balance of the Senior
Non-PO Certificates of each such Group. In addition, after giving effect to the second preceding sentence, if on any Distribution Date the aggregate Class
Certificate Balance of the Senior Non-PO Certificates of a Group is greater than the Adjusted Pool Amount (Non-PO Portion) of the related Loan Group (any such
Group, the "Undercollateralized Group" and any such excess, the
"Undercollateralized Amount"), all amounts otherwise distributable as principal on the Subordinate Certificates pursuant to Section 5.02(a)(iv)(L), (J), (H),
(F), (D) and (B), in that order, will be paid as principal to the Senior Non-PO
Certificates of the Undercollateralized Group together with the applicable
Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Group above under (b)(i), (ii), (iii) or (iv) until the aggregate Class Certificate Balance of the Senior Non-PO Certificates of the
Undercollateralized Group equals the Adjusted Pool Amount (Non-PO Portion) of the Related Loan Group. Also, the amount of any Class Unpaid Interest Shortfalls and Component Unpaid Interest Shortfalls with respect to the Undercollateralized
Group (including any Class Unpaid Interest Shortfalls or Component Unpaid
Interest Shortfalls for such Distribution Date) will be paid to the
Undercollateralized Group (including the IO Component of such
Undercollateralized Group) pursuant to Section 5.02(a)(i) prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates pursuant to Section 5.02(a)(iv)(L),
(J), (H),(F), (D) and (B), in that order. Such amount will be paid to the Senior
Non-PO Certificates and IO Component of such Undercollateralized Group in accordance with

                                      -94-

the priorities set forth in Section 5.02(a)(i) up to their Interest Distribution
Amounts or Component Interest Distribution Amounts for such Distribution Date.

     The PO Deferred Amounts for the Class 1-30-PO Component and Class 3-30-PO
Component will be paid from amounts otherwise distributable as principal on the
Subordinate Certificates before any payments are made pursuant to the preceding paragraph.

     (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates (other than the Class 30-PO Certificates) and Accrued Component
Interest for each IO Component for such Distribution Date shall be reduced by such Class' or Component's pro rata share, based on such Class' Interest
Distribution Amount or Component's Component Interest Distribution Amount for
such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of an amount equal to the sum of (A) Non-Supported Interest
Shortfalls incurred on any Mortgage Loans during the calendar month preceding the month of such Distribution Date, (B) on and after the Senior Credit Support
Depletion Date, any other Realized Loss on the Mortgage Loans in the related
Loan Group or related Loan Groups allocable to interest and (C) Relief Act
Reductions incurred on any Mortgage Loans during the calendar month preceding the month of such Distribution Date.

     (d) Notwithstanding the priority and allocation contained in Section
5.02(a)(iv), if with respect to each Class of Subordinate Certificates on any
Distribution Date, (i) the aggregate of the Class Certificate Balances of the
Subordinate Certificates immediately prior to such Distribution Date of the
Class B Certificates that have a lower order of payment priority than such
Class, divided by (ii) the aggregate Pool Stated Principal Balance (Non-PO
Portion) for all Loan Groups immediately prior to such Distribution Date (for each Class, the "Fractional Interest") is less than the Original Fractional
Interest for such Class, no distribution of principal will be made to any Class of Subordinate Certificates junior to such Class (the "Restricted Classes"), and the Class Certificate Balances of the Restricted Classes of Subordinate
Certificates will not be used in determining the Pro Rata Share for the
Subordinate Certificates that are not Restricted Classes. If the aggregate Class
Certificate Balances of the Subordinate Certificates that are not Restricted
Classes is reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Subordinate Certificates that are Restricted Classes in order of their payment priority (beginning with the
Class of Subordinate Certificates that is a Restricted Class then outstanding highest in order of payment priority).

     (e) Any amounts distributed to the Class 1-A-1, Class 1-A-7 and Class
1-A-13 Certificates from the applicable Reserve Fund shall be deemed to be a distribution to such Certificates from, for federal income tax purposes, a grantor trust as described in Subpart E of Part I of Subchapter J of the Code and Treasury Regulation Section 301.7701-4(c)(2) in respect of a notional principal contract.

     Section 5.03 Allocation of Losses. (a) No later than five (5) Business Days prior to the related Distribution Date, the Master Servicer shall inform the
Securities Administrator in writing with respect to each Mortgage Loan: (1)
whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction,
(2) of the amount of such loss or Deficient Valuation, or of the terms of such
Debt Service Reduction and (3) of the total amount of Realized Losses on

                                      -95-

the Mortgage Loans in each Loan Group. Based on such information, the Securities
Administrator shall determine the total amount of Realized Losses on the
Mortgage Loans in each Loan Group with respect to the related Distribution Date.
Realized Losses shall be allocated to the Certificates by a reduction in the
Class Certificate Balances of the designated Classes pursuant to the operation of Section 5.03(b).

     (b) On each Distribution Date, the Component Balance of the PO Component of
a Group, if any, shall be reduced on each Distribution Date by the amount, if any, by which the Component Balance of such PO Component (after giving effect to the amounts to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount
(PO Portion) for the Related Loan Group for such Distribution Date.

     The Class Certificate Balance of the Subordinate Certificates then outstanding with the lowest payment priority shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Non-PO
Certificates and Subordinate Certificates (after giving effect to the amounts to be distributed as distributions of principal and the allocation of PO Deferred
Amounts) shall equal the aggregate Adjusted Pool Amount (Non-PO Portion) of the
Loan Groups for such Distribution Date.

     After the Senior Credit Support Depletion Date, the Class Certificate
Balances of the Senior Non-PO Certificates of each Group in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Non-PO Certificates of such Group (after giving effect to the amounts to be distributed as distributions of principal on such
Distribution Date) equals the Adjusted Pool Amount (Non-PO Portion) for the
Related Loan Group for such Distribution Date.

     Any such reduction or increase shall be allocated among the Senior Non-PO
Certificates of a Group, pro rata, based on their Class Certificate Balances immediately prior to such Distribution Date, or in the case of the Class 1-A-12 and Class 3-A-2 Certificates, their respective Initial Class Certificate
Balances, if lower, until the Class Certificate Balances thereof have been reduced to zero.

     (c) Any reduction or increase in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the
Certificates of such Class in proportion to their respective Percentage
Interests.

     (d) The calculation of the amount to be distributed as principal to any
Class of Subordinate Certificates with respect to a Distribution Date (the
"Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated
Principal Distribution for a Class of Subordinate Certificates is greater than the Class Certificate Balance of such Class, the excess shall be distributed first, sequentially, to the Classes of Subordinate Certificates then outstanding
(beginning with the Class of Subordinate Certificates then

                                      -96-

outstanding highest in order of payment priority) until the respective Class
Certificate Balance of each such Class is reduced to zero and then to the Senior
Non-PO Certificates, pro rata.

     (e) After the Senior Credit Support Depletion Date, on any Distribution
Date on which the Class 1-A-3 Loss Allocation Amount is greater than zero, the
Class Certificate Balance of the Class 1-A-3 Certificates will be reduced by the
Class 1-A-3 Loss Allocation Amount and, notwithstanding Section 5.03(b), the
Class Certificate Balance of the Class 1-A-1 Certificates will not be reduced by the Class 1-A-3 Loss Allocation Amount. Notwithstanding the foregoing, on any
Distribution Date in which the Class 1-A-1 Loss Amount exceeds the Class
Certificate Balance of the Class 1-A-3 Certificates prior to any reduction for the Class 1-A-3 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 1-A-1 Certificates. Any
increase in the Class Certificate Balance allocated to the Class 1-A-1
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 1-A-3 Certificates.

     After the Senior Credit Support Depletion Date, on any Distribution Date on
which the Class 1-A-5 Loss Allocation Amount is greater than zero, the Class
Certificate Balance of the Class 1-A-5 Certificates will be reduced by the Class
1-A-5 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
Certificate Balance of the Class 1-A-4 Certificates will not be reduced by the
Class 1-A-5 Loss Allocation Amount. Notwithstanding the foregoing, on any
Distribution Date in which the Class 1-A-4 Loss Amount exceeds the Class
Certificate Balance of the Class 1-A-5 Certificates prior to any reduction for the Class 1-A-5 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 1-A-4 Certificates. Any
increase in the Class Certificate Balance allocated to the Class 1-A-4
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 1-A-5 Certificates.

     After the Senior Credit Support Depletion Date, on any Distribution Date on
which the Class 2-A-7 Loss Allocation Amount is greater than zero, the Class
Certificate Balance of the Class 2-A-7 Certificates will be reduced by the Class
2-A-7 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
Certificate Balance of the Class 2-A-6 Certificates will not be reduced by the
Class 2-A-7 Loss Allocation Amount. Notwithstanding the foregoing, on any
Distribution Date in which the Class 2-A-6 Loss Amount exceeds the Class
Certificate Balance of the Class 2-A-7 Certificates prior to any reduction for the Class 2-A-7 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 2-A-6 Certificates. Any
increase in the Class Certificate Balance allocated to the Class 2-A-6
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 2-A-7 Certificates.

     After the Senior Credit Support Depletion Date, on any Distribution Date on
which the Class 3-A-3 Loss Allocation Amount is greater than zero, the Class
Certificate Balance of the Class 3-A-3 Certificates will be reduced by the Class
3-A-3 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
Certificate Balance of the Class 3-A-4 Certificates will not be reduced by the
Class 3-A-3 Loss Allocation Amount. Notwithstanding the foregoing, on any
Distribution Date in which the Class 3-A-4 Loss Amount exceeds the Class
Certificate Balance of the Class 3-A-3 Certificates prior to any reduction for the Class 3-A-3 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance

                                      -97-

of the Class 3-A-4 Certificates. Any increase in the Class Certificate Balance allocated to the Class 3-A-4 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 3-A-3 Certificates.

     After the Senior Credit Support Depletion Date, on any Distribution Date on
which the Class 4-A-1 Loss Allocation Amount is greater than zero, the Class
Certificate Balance of the Class 4-A-1 Certificates will be reduced by the Class
4-A-1 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
Certificate Balance of the Class 4-A-2 Certificates will not be reduced by the
Class 4-A-1 Loss Allocation Amount. Notwithstanding the foregoing, on any
Distribution Date in which the Class 4-A-2 Loss Amount exceeds the Class
Certificate Balance of the Class 4-A-1 Certificates prior to any reduction for the Class 4-A-1 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 4-A-2 Certificates. Any
increase in the Class Certificate Balance allocated to the Class 4-A-2
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 4-A-1 Certificates.

     After the Senior Credit Support Depletion Date, on any Distribution Date on
which the Class 4-A-3 Loss Allocation Amount is greater than zero, the Class
Certificate Balance of the Class 4-A-3 Certificates will be reduced by the Class
4-A-3 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
Certificate Balance of the Class 4-A-4 Certificates will not be reduced by the
Class 4-A-3 Loss Allocation Amount. Notwithstanding the foregoing, on any
Distribution Date in which the Class 4-A-4 Loss Amount exceeds the Class
Certificate Balance of the Class 4-A-3 Certificates prior to any reduction for the Class 4-A-3 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 4-A-4 Certificates. Any
increase in the Class Certificate Balance allocated to the Class 4-A-4
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 4-A-3 Certificates.

     After the Senior Credit Support Depletion Date, on any Distribution Date on
which the Class 4-A-7 Loss Allocation Amount is greater than zero, the Class
Certificate Balance of the Class 4-A-7 Certificates will be reduced by the Class
4-A-7 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
Certificate Balance of the Class 4-A-6 Certificates will not be reduced by the
Class 4-A-7 Loss Allocation Amount. Notwithstanding the foregoing, on any
Distribution Date in which the Class 4-A-6 Loss Amount exceeds the Class
Certificate Balance of the Class 4-A-7 Certificates prior to any reduction for the Class 4-A-7 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 4-A-6 Certificates. Any
increase in the Class Certificate Balance allocated to the Class 4-A-6
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 4-A-7 Certificates.

     (f) Notwithstanding any other provision of this Section 5.03, no Class
Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of a Class exceeds its Initial Class
Certificate Balance plus, in the case of the Class 1-A-12 and Class 3-A-2
Certificates, any Class 1-A-12 Accrual Distribution Amounts and Class 3-A-2
Accrual Distribution Amounts, respectively, previously added thereto) less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates (excluding in

                                      -98-

the case of any Class of Subordinate Certificates any principal otherwise payable to such Class of Subordinate Certificates but used to pay any related PO
Deferred Amount).

     (g) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated
Lower-Tier Interest as described in Section 5.02 and to each Uncertificated
Intermediate Lower-Tier Interest in an amount equal to the Realized Losses allocated to such Uncertificated Intermediate Lower-Tier Interest's
Corresponding Upper-Tier Class, Classes or Component.

     Section 5.04 Statements to Certificateholders. (a)Prior to the Distribution
Date in each month, based upon the information provided to the Securities
Administrator on the Master Servicer's Certificate delivered to the Securities
Administrator pursuant to Section 4.01, and with respect to subsections (xxii)
and (xxiii) below, after consultation with the Depositor, the Securities
Administrator shall determine the following information with respect to such
Distribution Date:

          (i) the actual Distribution Date, the related Record Date, the Rate
     Determination Date and the Interest Accrual Period for each Class for such
     Distribution Date;

          (ii) for each Loan Group, the related Pool Distribution Amount;

          (iii) for each Loan Group, the amount of the Pool Distribution Amount allocable to principal, separately identifying the aggregate amount of any
     Principal Prepayments, Liquidation Proceeds and other components included therein;

          (iv) for each Loan Group, the amount of the Pool Distribution Amount allocable to interest, the Class 1-A-12 Accrual Distribution Amount, the
     Class 3-A-2 Accrual Distribution Amount, any Class Unpaid Interest
     Shortfall and Component Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall and
     Component Unpaid Interest Shortfall after giving effect to such distribution;

          (v) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (vi) the Class Certificate Balance of each Class of Certificates and the Component Balance of each Component before and after giving effect to the distribution of principal on such Distribution Date;

          (vii) for each Loan Group, the Pool Stated Principal Balance for the preceding Distribution Date and the related Distribution Date;

          (viii) for each Loan Group, the Senior Percentage, the Total Senior
     Percentage, the Senior Prepayment Percentage, the Subordinate Percentage,
     the Aggregate

                                      -99-

     Subordinate Percentage and the Subordinate Prepayment Percentage for such
     Distribution Date;

          (ix) the amount of the Servicing Fee paid to or retained by each
     Servicer with respect to each Loan Group and such Distribution Date;

          (x) the Pass-Through Rate for each such Class of Certificates and each
     IO Component with respect to such Distribution Date;

          (xi) for each Loan Group, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of
     Periodic Advances outstanding as of the close of business on the
     Determination Date immediately preceding such Distribution Date;

          (xii) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy) 1 to 30 days, 31 to 60 days, 61 to 90 days and
     91 or more days, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xiii) for each Loan Group, with respect to any Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregate Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition of the REO
     Properties;

          (xiv) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (xv) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month and for each Group or any PO
     Deferred Amounts for such Distribution Date;

          (xvi) the Notional Amount for each Class of Interest Only Certificates and the Notional Amount for each IO Component for such Distribution Date;

          (xvii) for each Loan Group, the Reimbursement Amount;

          (xviii) for each Loan Group, the amount of Recoveries, the PO Recovery and the Non-PO Recovery;

          (xix) any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom such payments were made;

                                     -100-

          (xx) any material modifications, extensions or waivers to Mortgage
     Loan terms, fees, penalties or payments since the previous Distribution
     Date;

          (xxi) for each Loan Group, the number and aggregate Stated Principal
     Balance of the Mortgage Loans, the weighted average Mortgage Interest Rate, the weighted average remaining term to maturity of the Mortgage Loans, each as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xxii) unless such information is otherwise set forth in the Form 10-D relating to such Distribution Date and provided that the Securities
     Administrator is reasonably able to include such information in the statement, material breaches of Mortgage Loan representations and warranties of which the Securities Administrator has knowledge or has received written notice;

          (xxiii) unless such information is otherwise set forth in the Form
     10-D relating to such Distribution Date and provided that the Securities
     Administrator is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Securities Administrator has knowledge or has received written notice;

          (xxiv) the Class 1-A-1 Yield Maintenance Agreement Payment, Class
     1-A-7 Yield Maintenance Agreement Payment and the Class 1-A-13 Yield
     Maintenance Agreement Payment paid to the Class 1-A-1, Class 1-A-7 and
     Class 1-A-13 Certificates, as the case may be; and

          (xxv) any Rounding Amounts for such Distribution Date and any amounts applied to repay such Rounding Amounts withdrawn on the prior Distribution
     Date.

     For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "MBA"
methodology for determining delinquencies on mortgage loans similar to the
Mortgage Loans. By way of example, a Mortgage Loan would be delinquent with respect to a Monthly Payment due on a Due Date if such Monthly Payment is not made by the close of business on the Mortgage Loan's next succeeding Due Date, and a Mortgage Loan would be more than 30-days delinquent with respect to such
Monthly Payment if such Monthly Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

     (b) No later than each Distribution Date, the Securities Administrator, based upon information supplied to it on the Master Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the
Master Servicer, a statement setting forth the information set forth in Section
5.04(a) (each, a "Monthly Statement").

     In the case of information furnished pursuant to clauses (iii) and (iv) of
Section 5.04, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                                     -101-

     On each Distribution Date, the Securities Administrator shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Securities Administrator, the Financial Market
Service and the Depositor, the information contained in the Master Servicer's
Certificate described in Section 4.01 for such Distribution Date.

     The Securities Administrator will make the Monthly Statement to
Certificateholders (and, at its option, any additional files containing the same or additional information in an alternative format) available each month to
Certificateholders and other parties to this Agreement via the Securities
Administrator's Internet website. The Securities Administrator's Internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way the Monthly Statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

     Within a reasonable period of time after the end of each calendar year, the
Securities Administrator shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such
Person, a statement containing the information set forth in clauses (iii) and
(iv) of Section 5.04, in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.
Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the
Code as from time to time in force.

     The Securities Administrator shall deliver to the Holders of Certificates any reports or information the Securities Administrator is required by this
Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Securities Administrator shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Securities Administrator deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual
Certificate for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Securities
Administrator), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Securities Administrator in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code;
provided, however, that in setting forth the percentage of such assets of each
REMIC created hereunder, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Securities
Administrator periodically to appraise the fair market values

                                     -102-

of the assets of the Trust Estate or to indemnify the Trust Estate or any
Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

     Section 5.05 Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, each REMIC created hereunder shall have a taxable year ending on December 31st and shall maintain its books on the accrual method of accounting.

     (b) The Securities Administrator shall prepare or cause to be prepared, shall execute or cause to be executed by such Person as is required by the Code,
Treasury Regulations or state or local tax laws, regulations or rules and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities, income tax and information returns for each taxable year with respect to each REMIC created hereunder containing such information at the times and in the manner as may be required by the Code, the Treasury
Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC created hereunder and the
Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. The Master Servicer shall provide on a timely basis to the Securities Administrator or its designee such information with respect to the assets of the Trust Estate as is in its possession and reasonably required by the Securities Administrator to enable it to perform its obligations under this Article V. Within 30 days of the Closing Date, the
Securities Administrator shall obtain for each REMIC created hereunder a taxpayer identification number on Form SS-4 and any similarly required state or local forms or as otherwise permitted by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 and any similarly required state or local forms or as otherwise required by the
Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax and information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the
Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

     (c) In the first federal income tax return (and any similar required state or local income tax returns) of each REMIC created hereunder for its short taxable year ending December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

     (d) The Securities Administrator will maintain or cause to be maintained such records relating to each REMIC created hereunder, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust
Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

                                     -103-

     Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner"
under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the
Class 2-A-R Certificate is hereby designated as the Tax Matters Person for the
Upper-Tier REMIC, Intermediate Lower-Tier REMIC and the Lower-Tier REMIC. By its
acceptance of the Class 2-A-R Certificate, such Holder irrevocably appoints the
Securities Administrator as its agent to perform all of the duties of the Tax
Matters Person for the Upper-Tier REMIC, Intermediate Lower-Tier REMIC and the
Lower-Tier REMIC.

     Section 5.07 Rights of the Tax Matters Person in Respect of the Securities
Administrator. The Securities Administrator shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties. Upon request, the Securities Administrator shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Securities Administrator shall make available to the Tax
Matters Person such books, documents or records relating to the Securities
Administrator's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and is not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

     Section 5.08 REMIC Related Covenants. For as long as any REMIC created hereunder shall exist, the Trustee, the Securities Administrator, the Depositor
and the Master Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and avoid the imposition of tax on any REMIC created hereunder. In particular:

     (a) Neither the Securities Administrator nor the Trustee shall create, or permit the creation of, any "interests" in any REMIC created hereunder within the meaning of Code Section 860D(a)(2) other than the interests represented by the Upper-Tier Regular Interests, the Residual Certificate, the Uncertificated
Intermediate Lower-Tier Interests and the Uncertificated Lower-Tier Interests.

     (b) (i) the Depositor and the Master Servicer shall not contribute to the
Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or
"permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed, or deemed contributed, to any REMIC created hereunder after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC created hereunder after the start-up day of such REMIC imposed by Code Section
860G(d).

     (c) Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee, shall accept on behalf of any REMIC created hereunder any fee or other compensation for services and none of the Securities
Administrator, the Trustee or the Master Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

                                     -104-

     (d) Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee shall sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02 or 2.04), unless such sale is pursuant to a "qualified liquidation" of the applicable
REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

     (e) The Securities Administrator shall maintain books with respect to the
Trust and each REMIC created hereunder on a calendar year taxable year basis and on an accrual basis.

None of the Master Servicer, the Securities Administrator or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the
Depositor, the Securities Administrator may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the
Master Servicer shall have delivered to the Securities Administrator an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Master Servicer shall have demonstrated to the satisfaction of the Securities Administrator that such action will not adversely affect the rights of the Holders of the Certificates and the Securities Administrator and that such action will not adversely impact the rating of the Certificates. None of the Master Servicer, the Securities
Administrator, the Trustee or any Servicer shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Interest Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the
Stated Principal Balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC
Provisions. Further, none of the Master Servicer, the Securities Administrator, the Trustee or any Servicer shall permit any modification with respect to any
Mortgage Loan that would both (x) effect an exchange or reissuance of such
Mortgage Loan under Section 1.860G 2(b) of the Treasury regulations and (y)
cause any REMIC constituting part of the Trust Estate to fail to qualify as a
REMIC under the Code or the imposition of any tax on "prohibited transactions"
or "contributions" after the Startup Day under the REMIC Provisions.

     Section 5.09 Determination of LIBOR.

     On each Rate Determination Date for a Class of LIBOR Certificates, the
Securities Administrator shall determine LIBOR for the applicable Distribution
Date on the basis of the British Bankers' Association ("BBA") "Interest
Settlement Rate" for one-month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the
Reuters Telerate Service.

     If on any Rate Determination Date for a Class of LIBOR Certificates, the
Securities Administrator is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous Rate
Determination Date for such Class of LIBOR Certificates or

                                     -105-

(y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Securities Administrator determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that
New York City banks selected by the Securities Administrator are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the
Securities Administrator can determine no such arithmetic mean, the lowest one-month U.S. Dollar lending rate that the New York City banks selected by the
Securities Administrator are quoting on such Rate Determination Date to leading
European banks.

     If on any Rate Determination Date for a Class of LIBOR Certificates, the
Securities Administrator is required but is unable to determine the Reserve
Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous Rate
Determination Date for such Class of LIBOR Certificates, or, in the case of the first Rate Determination Date for which the Securities Administrator is required to determine LIBOR, 5.33%.

     The establishment of LIBOR by the Securities Administrator and the
Securities Administrator's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Securities
Administrator shall provide the Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR
Certificates who place a telephone call to the Securities Administrator at (301)
815-6600 and make a request therefor.

     Section 5.10 Master Servicer, Securities Administrator and Trustee
Indemnification. (a) In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the
Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses ("Losses")
resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Trustee's or any co-trustee's covenants.

     (b) In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Master Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the
Master Servicer, the Master Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Master Servicer's covenants.

     (c) In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction

                                     -106-

or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Securities Administrator of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Securities
Administrator, the Securities Administrator shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Securities Administrator's covenants.

     (d) The Class 1-A-1, Class 1-A-7 and Class 1-A-13 Interests that correspond to the Class 1-A-1, Class 1-A-7 and Class 1-A-13 Certificates, respectively, will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the Class to which it corresponds, except that, for federal income tax purposes, the maximum interest rate payable on the
Class 1-A-1, Class 1-A-7 or Class 1-A-13 Interest will equal the "Pass-Through
Rate" for such Class designated in the Preliminary Statement and such interests will not receive payments in respect of the Yield Maintenance Agreements.

     Section 5.11 Principal Distributions on the Special Retail Certificates.
Prior to the date on which any Realized Loss would decrease the Class
Certificate Balance of the Class of Special Retail Certificates, distributions to the Special Retail Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of the
Special Retail Certificates and at the request of Living Holders of Special
Retail Certificates or by mandatory distributions, pursuant to Section 5.11(a)
and Section 5.11(d). On or after the date on which any Realized Loss would decrease the Class Certificate Balance the Class of Special Retail Certificates,
distributions in reduction of the Class Certificate Balance of the Class of
Special Retail Certificates will be made on a pro rata basis pursuant to Section
5.11(e).

     (a) Except as set forth in Section 5.11(e), on each Distribution Date on which principal distributions to the Class of Special Retail Certificates are
made, such distributions will be made in the following priority:

          (i) first, to requesting Deceased Holders of such Class, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $100,000 for each requesting Deceased Holder; and

          (ii) second, to requesting Living Holders of such Class, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $10,000 for each requesting Living Holder.

     Thereafter, distributions will be made, with respect to such Class of
Special Retail Certificates, as provided in clauses (i) and (ii) above, up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated until all requests for principal distributions by Deceased Holders and
Living Holders of such Class have been honored, to the extent of amounts available for principal distributions to the Holders of such Class.

     All requests for principal distributions to Special Retail Certificates will be accepted in accordance with the provisions set forth in Section 5.11(c).
Requests for principal distributions that are received by the Depository after the related Record Date and requests for principal

                                     -107-

distributions received in a timely manner but not accepted with respect to any
Distribution Date, will be treated as requests for principal distributions to
Special Retail Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 5.11(c). Such requests that are not withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Special
Retail Certificate, all in accordance with the procedures of the Depository and the Securities Administrator. Upon the transfer of beneficial ownership of any
Special Retail Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Securities Administrator on or before the Record Date for such
Distribution Date of notification of such withdrawal in the manner set forth in
Section 5.11(c) on the Depository's "participant terminal system."

     Distributions in reduction of the Class Certificate Balance of the Class of
Special Retail Certificates will be applied in an amount equal to the portion of the Senior Principal Distribution Amount for Loan Group 2 allocable to such
Class pursuant to Section 5.02 plus any amounts available for distribution from the Rounding Account established as provided in Section 3.23, provided that, subject to 5.11(e), the aggregate distribution of principal to such Class on any
Distribution Date shall be made in an integral multiple of $1,000.

     To the extent that the portion of the Senior Principal Distribution Amount for Loan Group 2 allocable to the Class of Special Retail Certificates on any
Distribution Date exceeds the aggregate Certificate Balance of the Special
Retail Certificates with respect to which principal distribution requests have been received, principal distributions in reduction of the Class Certificate
Balance of such Class will be made by mandatory distribution pursuant to Section
5.11(d).

     (b) A Special Retail Certificate shall be deemed to be held by a Deceased
Holder for purposes of this Section 5.11 if the death of the Certificate Owner thereof is deemed to have occurred. Special Retail Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner. Special Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Special Retail Certificates greater than the number of Special
Retail Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Special
Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of an individual who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Special Retail Certificate will be deemed to be the death of the
Certificate Owner of such Special Retail Certificate regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Depository Participant. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors
Act

                                     -108-

and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Special Retail Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable, payable with respect thereto. The Securities Administrator shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Securities Administrator may rely entirely upon documentation delivered to it pursuant to Section 5.11(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased
Holders in Section 5.11(a).

     (c) Requests for principal distributions to the Certificate Owner of any
Special Retail Certificate must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in such Certificate. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Depository
Participant under separate cover. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository
Participant, such Indirect Depository Participant must notify the related
Depository Participant of such request, which Depository Participant should make the request on the Depository's participant terminal system). The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day.
None of the Depositor, the Master Servicer or the Securities Administrator shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect
Depository Participant.

     Subject to the priorities described in Section 5.11(a) above, the
Depository will honor requests for distributions in the order of their receipt.
The Depository shall determine which requests should be honored on each
Distribution Date and the Securities Administrator shall notify the Depository as to the portion of the applicable Senior Principal Distribution Amount
(together with any amounts available for distribution from the Rounding Account)
to be distributed to the Special Retail Certificates by mandatory distribution pursuant to Section 5.11(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 5.11. The exact procedures to be followed by the
Securities Administrator and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the
Securities Administrator or the Depository, as the case may be. The decisions of the Securities Administrator and the Depository concerning such matters will be final and binding on all affected Persons.

     Special Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the calendar month preceding the month in which such Distribution Date occurs.

     Any Certificate Owner of a Special Retail Certificate that has requested a principal distribution may withdraw its request by so notifying in writing the
Depository Participant or Indirect Depository Participant that maintains such
Certificate Owner's account. If such account is maintained by an Indirect
Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must make the request of the
Depository

                                     -109-

or on the Depository's participant terminal system. If such notice of withdrawal of a request for distribution has not been received by the Depository on or before the Record Date for the next Distribution Date, the previously made request for a principal distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

     If any requests for principal distributions are rejected by the Depository for failure to comply with the requirements of this Section 5.11, the Depository shall return such request to the appropriate Depository Participant with an explanation as to the reason for such rejection.

     (d) If principal distributions to be made to the Class of Special Retail
Certificates on a Distribution Date exceed the aggregate amount of principal distribution requests for such Class which have been received on or before the applicable Record Date, as provided in Section 5.11(a) above, additional Special
Retail Certificates will be selected to receive mandatory principal distributions in lots equal to $1,000 in accordance with the then-applicable random lot procedures of the Depository, and the then-applicable procedures of the Depository Participants and Indirect Depository Participants representing the Certificate Owners (which procedures may or may not be by random lot). The
Securities Administrator shall notify the Depository of the aggregate amount of the mandatory principal distribution to be made on the next Distribution Date.
The Depository shall then allocate such aggregate amount among the Depository
Participants on a random lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Special Retail Certificates of such Class from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the Special Retail Certificates so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect
Depository Participant by its related Depository Participant, as the case may
be. Depository Participants and Indirect Depository Participants that hold
Special Retail Certificates selected for mandatory principal distributions are required to provide notice of such mandatory distributions to the affected
Certificate Owners.

     (e) Notwithstanding any provisions herein to the contrary, on each
Distribution Date with respect to the Special Retail Certificates on and after the date on which any Realized Loss would decrease the Class Certificate Balance of such Class of Certificates, distributions in reduction of the Class
Certificate Balance of such Class of Special Retail Certificates will be made pro rata among the Certificate Owners of such Class of Special Retail
Certificates and will not be made in integral multiples of $1,000 or pursuant to requests for distribution as permitted by Section 5.11(a) or by mandatory distributions as provided for by Section 5.11(d).

     (f) In the event that the pro rata distributions described in Section
5.11(e) cannot be made through the facilities of the Depository, the Special
Retail Certificates will be withdrawn by the Securities Administrator at the direction of the Depository from the facilities of the Depository and Definitive
Certificates will be issued to replace such withdrawn Book-Entry Certificates pursuant to Section 6.02(c)(iii). An amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which pro rata distributions in reduction of the Class Certificate Balance of the Class of Special Retail Certificates are
to be made; provided that such procedures shall be consistent,

                                     -110-

to the extent practicable and customary for certificates similar to the Special
Retail Certificates, with the provisions of this Section 5.11.

                                   ARTICLE VI

                                THE CERTIFICATES

     Section 6.01 The Certificates. The Classes of Senior Certificates and the
Subordinate Certificates shall be substantially in the forms attached hereto as
Exhibits A-1A1 through B-B6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Securities Administrator and shall be authenticated and delivered by the Securities Administrator to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in
Section 2.01. The Classes of Certificates shall be available to investors in minimum denominations of initial Certificate Balance (or initial notional amount) and integral multiples in excess thereof set forth in the Preliminary
Statement. The Senior Certificates (other than the Class 2-A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer or signatory.
Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the
Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 6.02 Registration of Transfer and Exchange of Certificates. (a) The
Securities Administrator shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Securities Administrator is
located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall initially serve as
Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the
Securities Administrator shall authenticate and deliver the Certificates which the

                                     -111-

Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the
Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the
Securities Administrator and the Certificate Registrar duly executed by, the
Holder thereof or its attorney duly authorized in writing.

     (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry
Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another
Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such
Book-Entry Certificates; (C) ownership and transfers of registration of the
Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository
Participants; (E) the Securities Administrator shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for
purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(F) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the
     Depository Participant or brokerage firm representing such Certificate
     Owner. Each Depository Participant shall only transfer Book-Entry
     Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          (iii) If (A) the Depository advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Securities
     Administrator or the Depositor is unable to locate a qualified successor or
     (B) upon the occurrence of the events specified in Section 5.11(f), the
     Securities Administrator shall notify all Certificate Owners in the case of
     (A) or the Certificate Owners of the Special Retail Certificates in the
     case of (B), through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the
     "Definitive Certificates") to such Certificate Owners requesting the same.
     Upon surrender to the Securities Administrator of the related Class of
     Certificates by the Depository (or by the Certificate Custodian, if it
     holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Securities
     Administrator shall issue the Definitive Certificates. None of the Master
     Servicer, the Depositor, the Securities Administrator or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive

                                     -112-

     Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.
In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor
may require a written Opinion of Counsel (which may be in-house counsel)
acceptable to and in form and substance reasonably satisfactory to the
Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933
Act and such laws, which Opinion of Counsel shall not be an expense of the
Securities Administrator or the Depositor and (ii) the Securities Administrator
shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the
Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached hereto as Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee, the Securities Administrator or the
Master Servicer, or (ii) in the case of any ERISA Restricted Certificate (other than the Class 2-A-R Certificate) presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law
("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a Person acting on behalf of a Plan, an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or a violation of Similar
Law and will not subject the Trustee, the Depositor, the Securities
Administrator or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee or the Master
Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause
(i) of the second preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by

                                     -113-

the acceptance by a Certificate Owner of a Book-Entry Certificate of the
beneficial interest in any such Class of ERISA-Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation or Opinion of Counsel acceptable in form and substance to the
Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Securities Administrator of an Opinion of Counsel
satisfactory to the Securities Administrator as described above shall be void and of no effect.

     Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository
Participants or Certificate Owners, made in violation of applicable restrictions. The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any
Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

     (f) Each Person who has or who acquires any Ownership Interest in a
Residual Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual
Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a
     Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

          (ii) No Person shall acquire an Ownership Interest in a Residual
     Certificate unless such Ownership Interest is a pro rata undivided interest.

          (iii) In connection with any proposed transfer of any Ownership
     Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form attached hereto as Exhibit I from the proposed transferee.

          (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the
     Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a
     Residual Certificate to such proposed transferee shall be effected.

                                     -114-

          (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such
     Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service
     Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

          (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted
     Transferee shall, upon discovery that the registration of transfer of such
     Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Securities
     Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such
     Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The
     Securities Administrator shall be entitled to recover from any Holder of a
     Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual
     Certificate. Any such distributions so recovered by the Securities
     Administrator shall be distributed and delivered by the Securities
     Administrator to the prior Holder of such Residual Certificate that is a
     Permitted Transferee.

          (vii) If any Person other than a Permitted Transferee acquires any
     Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the Master
     Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the
     Securities Administrator under this clause (vii) shall be reimbursable by the Trust.

          (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf, or using assets of, a Plan.

     (g) No service charge shall be imposed for any transfer or exchange of
Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                                     -115-

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any
mutilated Certificate is surrendered to the Certificate Registrar or the
Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Securities
Administrator, the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new
Certificate under this Section, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar)
connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed
Certificate shall be found at any time.

     Section 6.04 Persons Deemed Owners. Prior to due presentation of a
Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar and any
agent of the Depositor, the Master Servicer, the Trustee, the Securities
Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the
Securities Administrator, the Certificate Registrar or any agent of the
Depositor, the Master Servicer, the Trustee, the Securities Administrator or the
Certificate Registrar shall be affected by notice to the contrary.

                                  ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

     Section 7.01 Respective Liabilities of the Depositor and the Master
Servicer. The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master
Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the master servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 7.02 Merger or Consolidation of the Depositor or the Master
Servicer. The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such

                                     -116-

qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

     Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of
Fannie Mae or Freddie Mac.

     In connection with the succession to the Master Servicer under this
Agreement by any Person (i) into which the Master Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Master
Servicer, the Master Servicer shall notify the Depositor of such succession or appointment and shall furnish to the Depositor and the Securities Administrator in writing and in form and substance reasonably satisfactory to the Depositor and the Securities Administrator, all information reasonably necessary for the
Securities Administrator to accurately and timely report, pursuant to Section
3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

     Section 7.03 Limitation on Liability of the Depositor, the Master Servicer
and Others. None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or of the Master Servicer shall be under any liability to the Trust Estate or the Certificateholders for any
action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such
Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master
Servicer and any director, officer, employee or agent of the Depositor or the
Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the
Certificates, other than any loss, liability or expense related to any specific
Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the
Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this
Agreement and which in its opinion may involve it in any expense or liability;
provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement

                                     -117-

and the rights and duties of the parties hereto and the interests of the
Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Master Servicer shall each be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Master Servicer
Custodial Account as provided by Section 3.11.

     Section 7.04 Depositor and Master Servicer Not to Resign. Subject to the
provisions of Section 7.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the
Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Securities Administrator. No such resignation by the Master Servicer shall become effective until the Securities Administrator or a successor Master Servicer shall have assumed such Master Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

     Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

     (a) any failure by the Master Servicer to remit amounts to the Securities
Administrator for deposit into the Certificate Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to
Holders of Certificates any payment required to be made under the terms of such
Certificates and this Agreement which continues unremedied by 5:00 P.M. New
York time on the Business Day preceding the related Distribution Date; or

     (b) failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee
or the Depositor, or to the Master Servicer, the Depositor, the Securities
Administrator and the Trustee by the Holders of Certificates evidencing Voting
Rights aggregating not less than 25% of all Certificates affected thereby; or

     (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master
Servicer, or for the winding up or liquidation of the Master Servicer's affairs,

                                     -118-

and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (d) the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master
Servicer or of or relating to substantially all of its property; or the Master
Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (e) failure by the Master Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22;
or

     (f) failure by the Master Servicer to make a Periodic Advance required to be made by it pursuant to Section 3.19 not later than 5:00 P.M. New York time on the Business Day on which the Master Servicer is required to remit funds to the
Securities Administrator pursuant to Section 3.09(b).

then, (i) in the case of Event of Default described in clauses (a) through (e)
hereof, so long as such Event of Default is actually known by a Responsible
Officer of the Trustee or the Depositor and shall not have been remedied by the
Master Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Master Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Master Servicer under this Agreement and (ii) in the case of an Event of Default described in clause (f) hereof, so long as such event is known by a Responsible Officer of the Trustee, the Trustee shall be obligated to make such Periodic Advance and then, so long as such Event of Default shall not have been remedied by 5:00 P.M. New York time on the related Distribution Date
(including the reimbursement to the Trustee by the Master Servicer, with interest thereon at the Prime Rate (as set forth in The Wall Street Journal), for any Periodic Advance made), the Trustee may, by notice given in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice and subject to Section 8.05, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01 and Section
8.05, unless and until such time as the Trustee shall appoint a successor Master
Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master
Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the applicable Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the applicable Mortgage Loans to it. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have

                                     -119-

been deposited by the Master Servicer in the Master Servicer Custodial Account
or thereafter received by the Master Servicer with respect to the Mortgage
Loans. Upon obtaining notice or knowledge of the occurrence of any Event of
Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses
(including attorneys' fees) incurred in connection with transferring the master servicing data and information to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this
Section 8.01 shall be paid by the predecessor Master Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master
Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer).
Notwithstanding the termination of the Master Servicer pursuant hereto, the
Master Servicer shall remain liable for any causes of action arising out of any
Event of Default occurring prior to such termination, subject to the terms and conditions of this Agreement.

     Section 8.02 Remedies of Trustee. During the continuance of any Event of
Default, so long as such Event of Default shall not have been remedied, the
Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any
Event of Default.

     Section 8.03 Directions by Certificateholders and Duties of Trustee During
Event of Default. During the continuance of any Event of Default, Holders of
Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the
Master Servicer or any successor Master Servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the
Certificateholders, unless such Certificateholders shall have offered to the
Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an
Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

                                     -120-

     Section 8.04 Action upon Certain Failures of the Master Servicer and upon
Event of Default. In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section
8.01(a) or (b) which would become an Event of Default upon such Master
Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer. If a Responsible Officer of the Trustee
shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Securities Administrator and the Securities
Administrator shall give prompt written notice thereof to the Certificateholders in accordance with Section 8.01.

     Section 8.05 Trustee to Act; Appointment of Successor. (a) Within 90 days of the time the Master Servicer (and the Trustee if such notice of termination is delivered by the Depositor) receives a notice of termination pursuant to
Section 8.01, the Trustee (or other named successor) shall, subject to Section
3.07, be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to Section 3.07. Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Master Servicer, immediately will assume all of the obligations of the Master Servicer to make advances (including, without limitation, Advances pursuant to Section 3.19)
under this Agreement, (ii) the Trustee, in its capacity as successor Master
Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the
Trustee (a) acting in its capacity as successor to the Master Servicer in its obligation to make advances (including Advances pursuant to Section 3.19) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Master Servicer or any acts or omissions of the predecessor Master
Servicer hereunder, (c) to be obligated to make Advances if it is prohibited from doing so by applicable law, (d) to be obligated to effectuate repurchases or substitutions of the Mortgage Loans hereunder or (e) to be obligated to perform any obligation of the Master Servicer under Section 3.20, Section 3.21 or Section 3.22 with respect to any period of time during which the Trustee was not the Master Servicer. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Master
Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Master Servicer as reimbursement for Advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that any such institution appointed as a successor Master Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of
Certificates immediately prior to the termination of the terminated Master
Servicer. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this
Agreement prior to its termination as Master Servicer, nor shall any successor
Master Servicer be liable for any acts

                                     -121-

or omissions of the predecessor Master Servicer or for any breach by the Master
Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to a terminated Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The
Trustee and such successor shall take such action, consistent with this
Agreement, as shall be necessary to effectuate any such succession. All Master
Servicing Transfer Costs shall be paid by the predecessor Master Servicer
(unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of
Default on the part of the Trustee in its capacity as the predecessor Master
Servicer) upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Master Servicer or the Trustee (in which case the successor Master Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

     (b) In connection with the appointment of a successor Master Servicer or the assumption of the duties of the Master Servicer, as specified in Section
8.05(a), the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree; provided, however, that such compensation shall not exceed the compensation of the Master Servicer being replaced.

     (c) The Securities Administrator is hereby directed to execute and deliver, on behalf of the Trust, the Yield Maintenance Agreements on the Closing Date and
to enforce the obligations of the Counterparty under the Yield Maintenance
Agreements thereafter, including by exercising any right that the Securities
Administrator may have to designate an "early termination date" under the Yield
Maintenance Agreements upon the occurrence of an "event of default" or a
"termination event" thereunder. Upon the occurrence of an "early termination date" under a Yield Maintenance Agreement, and at the direction of the
Depositor, the Securities Administrator shall use reasonable efforts to replace such Yield Maintenance Agreement with one that is furnished by a replacement for the Counterparty acceptable to each Rating Agency, and the Securities
Administrator shall hold in trust any amount that is paid to it by the
Counterparty in respect of any such "early termination date" and apply such amount to the purchase of the related replacement. If any portion of such amount cannot be so used (either because a replacement for such Yield Maintenance
Agreement is not available or such amount exceeds the amount necessary to purchase such replacement), the Securities Administrator shall deposit such portion in the applicable Reserve Fund. If such amount is insufficient to purchase a replacement for such Yield Maintenance Agreement, the Securities
Administrator shall apply such amount to replace as much of such Yield
Maintenance Agreement as it is possible to replace with such amount. If the
Counterparty transfers its rights and obligations under a Yield Maintenance
Agreement to another party in accordance therewith or the Securities
Administrator replaces a Yield Maintenance Agreement with one that is furnished by a replacement for the Counterparty acceptable to each Rating Agency in accordance with this Agreement, then the Securities Administrator shall execute and deliver the related replacement for, or novation of, such Yield Maintenance
Agreement.

     For so long as the Securities Administrator is required to file any report with the Commission pursuant to Section 3.22 of this Agreement, upon its receipt from BANA of each

                                     -122-

"significance estimate" for each Yield Maintenance Agreement pursuant to the
Mortgage Loan Purchase Agreement, the Securities Administrator shall, on the basis of such "significance estimate," calculate such Yield Maintenance
Agreement's "significance percentage" of the Class Certificate Balance of the related Class of Certificates as of the date of such "significance estimate" in accordance with Item 1115 of Regulation AB. For the avoidance of doubt, such
"significance percentage" shall be a fraction, expressed as a percentage, the numerator of which is such "significance estimate" and the denominator of which is the applicable Class Certificate Balance after distributions on the related
Distribution Date. The Securities Administrator also shall determine as of such date whether such "significance percentage" would require disclosure of financial information with respect to the Counterparty in any report required to be filed with the Commission pursuant to Section 3.22, and if it does, the
Securities Administrator shall make a written request of the Counterparty for such information in accordance with the Yield Maintenance Agreements not later than the second Business Day after it receives the related "significance estimate." Upon its receipt of such information, the Securities Administrator shall furnish such information to the Depositor and, if such information is approved by the Depositor, shall include such information in the related report as provided in Section 3.22.

     (d) Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the
Master Servicer is so required pursuant to Section 3.03.

     Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Securities Administrator shall give prompt written notice thereof to
Certificateholders at their respective addresses appearing in the Certificate
Register and to each Rating Agency.

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                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

     Section 9.01 Duties of Trustee and Securities Administrator. (a) The
Trustee and the Securities Administrator, prior to the occurrence of an Event of
Default and after the curing or waiver of all Events of Default which may have occurred, each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the
Securities Administrator, respectively. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. In case an
Event of Default has occurred of which a Responsible Officer of the Securities
Administrator shall have actual knowledge (which has not been cured or waived), the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Depositor hereunder.

     (b) No provision of this Agreement shall be construed to relieve the
Trustee or the Securities Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, the
     Trustee and the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this
     Agreement against the Trustee and the Securities Administrator and, in the
     absence of bad faith on the part of the Trustee and the Securities
     Administrator, the Trustee and the Securities Administrator may
     conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Securities Administrator by the Depositor or the
     Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                                     -124-

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
     Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (iii) The Trustee and the Securities Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
     Certificateholders as provided in Section 8.03;

          (iv) The Trustee shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the
     Trustee obtains actual knowledge of such default or Event of Default or any
     Responsible Officer of the Trustee receives written notice of such default or Event of Default at its Corporate Trust Office from the Master Servicer, the Securities Administrator, the Depositor or any Certificateholder. The
     Securities Administrator shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the Securities Administrator obtains actual knowledge of such failure or event or any Responsible Officer of the Securities Administrator receives written notice of such default or Event of Default at its Corporate Trust
     Office from the Master Servicer, the Trustee, the Depositor or any
     Certificateholder; and

          (v) No provision in this Agreement shall require the Trustee or the
     Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as
     Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this
     Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement.

     (c) Subject to the conditions set forth in this Section 9.01(c), the
Securities Administrator is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Securities Administrator shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each
Subcontractor utilized by the Securities Administrator, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and
(ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Securities Administrator of any Servicing Function
Participant, the Securities Administrator shall cause any such Servicing
Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.20 of this Agreement to the same extent as if such
Servicing Function Participant were the Securities Administrator. The Securities
Administrator shall be responsible for obtaining from each such Servicing
Function Participant and delivering to the applicable Persons any Assessment of
Compliance and related Attestation Report required to be delivered by such
Servicing Function Participant under Section 3.20, in each case as and when required to be delivered.

                                     -125-

     Notwithstanding the foregoing, if the Securities Administrator engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Securities Administrator shall be responsible for determining whether such Subcontractor is an Additional Servicer.

     The Securities Administrator shall indemnify the Depositor, the Sponsor, the Trustee, the Custodian, the Master Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the
Securities Administrator's obligation set forth in the preceding paragraph or the failure of the Securities Administrator to perform any of its obligations under Section 3.20, Section 3.21, Section 3.22 or this Section 9.01(d).

     Section 9.02 Certain Matters Affecting the Trustee and the Securities
Administrator. Except as otherwise provided in Section 9.01:

          (i) The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to the reasonable regulations as the Trustee and the Securities
     Administrator, as applicable, may prescribe;

          (ii) The Trustee and the Securities Administrator may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the
     Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; however, subject to Section
     9.01(b)(v), nothing contained herein shall relieve the Trustee or the
     Securities Administrator of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

          (iv) Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be

                                     -126-

     authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%;
     provided, however, that if the payment within a reasonable time to the
     Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as the
     case may be, not reasonably assured to the Trustee or the Securities
     Administrator, as applicable, by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as the case may be, may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

          (vi) The Trustee and the Securities Administrator may each execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor; and

          (vii) The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities
     Administrator shall be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

     Section 9.03 Neither Trustee nor Securities Administrator Liable for
Certificates or Mortgage Loans. The recitals contained herein and in the
Certificates (other than the execution of, and the authentication on the
Certificates) shall be taken as the statements of the Depositor or the Master
Servicer, as applicable, and neither the Trustee nor the Securities
Administrator assumes responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

     Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the

                                     -127-

Trust or its ability to generate the payments to be distributed to
Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor to the Master
Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master
Servicer); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee and the Securities Administrator shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Master Servicer
(other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the
Trustee as successor to the Master Servicer), or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the
Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer) taken in the name of the Trust or the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trust or the
Securities Administrator hereunder; or any action by the Trustee or the
Securities Administrator taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); provided, however, that the foregoing shall not relieve the Trustee or the Securities Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the
Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any continuation statement with respect to any financing statement for which the Trustee is the secured party in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

     Section 9.04 Trustee and Securities Administrator May Own Certificates.
Each of the Trustee and the Securities Administrator in their individual or any other capacities may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Securities Administrator and may otherwise deal with the Master Servicer or any of its affiliates with the same right it would have if it were not the Trustee or the Securities
Administrator.

     Section 9.05 Eligibility Requirements for Trustee and the Securities
Administrator. The Trustee and the Securities Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the
FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee or securities administrator hereunder either an institution
(i) the long-term unsecured debt obligations of which are rated at

                                     -128-

least "A2" by Moody's and "A" by Fitch and S&P or (ii) whose serving as Trustee or Securities Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor, the Master Servicer or any Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee and the Securities
Administrator (other than the initial Trustee or Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee or Securities Administrator is appointed
Trustee or Securities Administrator to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee or the Securities Administrator, as
the case may be, shall resign immediately in the manner and with the effect specified in Section 9.06.

     The Securities Administrator (i) may not be an originator, the Master
Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the
Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be either an institution (a) the long-term unsecured debt obligations of which are rated at least "A" by S&P and at least
"A2" by Moody's or (b) whose serving as Securities Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of
Certificates. If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities
Administrator ceases to be the Securities Administrator pursuant to this Section
9.05, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an institution qualified under Section 9.05 hereof as the successor to the
Securities Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of a Securities Administrator hereunder;
provided, however, that any such institution appointed as successor Securities
Administrator shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the Securities Administrator. The
Trustee shall notify the Rating Agencies of any change of the Securities
Administrator.

     Section 9.06 Resignation and Removal of Trustee and the Securities
Administrator. The Trustee or the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee or the Securities Administrator, as applicable, shall also mail a copy of such notice of resignation to each Rating
Agency. Upon receiving such notice of resignation, the Depositor shall use its best efforts to promptly appoint a mutually acceptable successor Trustee or
Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or
Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or
Securities Administrator, as the case may be, shall have been so appointed and shall have accepted

                                     -129-

appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities
Administrator.

     If at any time the Trustee or Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the
Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities
Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Securities
Administrator has failed to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22, then the Master
Servicer may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor trustee or securities administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the
Trustee or the Securities Administrator, as applicable, so removed and one copy to the successor.

     The Holders of Certificates evidencing not less than 50% of the Voting
Rights may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Master Servicer and the
Trustee or the Securities Administrator, as applicable; the Master Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee or Securities Administrator, as the case may be, in accordance with this Section 9.06.

     Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee pursuant to any of the provisions of this
Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 9.07.

     Notwithstanding anything to the contrary contained herein, the Master
Servicer and the Securities Administrator shall at all times be the same Person.

     Section 9.07 Successor Trustee or Securities Administrator. Any successor
Trustee or successor Securities Administrator appointed as provided in Section
9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Trustee or Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator shall become effective and such successor Trustee or Securities Administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as applicable, herein. The predecessor Trustee or Securities Administrator shall duly assign, transfer, deliver and pay over to the successor Trustee or
Securities Administrator, as the case may be, the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee or

                                     -130-

Securities Administrator in the administration hereof as may be reasonably requested by the successor Trustee or Securities Administrator, as the case may be, and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee or Securities
Administrator has been removed pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee or Securities Administrator incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

     No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor Trustee or Securities Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

     Upon acceptance of appointment by a successor Trustee or Securities
Administrator, as applicable, as provided in this Section 9.07, the Master
Servicer shall cooperate to mail notice of the succession of such Trustee or
Securities Administrator, as the case may be, hereunder to all Holders of
Certificates at their addresses as shown in the Certificate Register and to each
Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Securities
Administrator, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master
Servicer.

     Section 9.08 Merger or Consolidation of Trustee or Securities
Administrator. Any corporation or banking association into which either the
Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities
Administrator shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the
Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In connection with the succession to the Trustee or the Securities Administrator under this Agreement by any Person (i) into which the Trustee or the Securities
Administrator may be merged or consolidated, or (ii) which may be appointed as a successor to the Trustee or the Securities Administrator, the Trustee or the
Securities Administrator, as the case may be, shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary for the Securities Administrator to accurately and timely report, pursuant to Section 3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

     Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding
any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or
Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other

                                     -131-

provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If one or both of the Master Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the
Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The Securities Administrator shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the
Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.10 Authenticating Agents. The Securities Administrator may
appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Securities Administrator in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be
Wells Fargo Bank, N.A. Wherever reference is made in this

                                     -132-

Agreement to the authentication or countersigning of Certificates by the
Securities Administrator or the Securities Administrator's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Securities Administrator by an
Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Securities Administrator by an Authenticating Agent.
Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a place of business in
New York, New York, having a combined capital and surplus of at least
$15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

     Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Securities Administrator or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Securities Administrator and to the Master Servicer. The
Securities Administrator may at any time terminate the agency of any
Authenticating Agent by giving written notice of termination to such
Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

     Section 9.11 Securities Administrator's Fees and Expenses and Trustee's
Fees and Expenses. The Trustee, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Trustee and the
Securities Administrator, payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Securities Administrator shall be entitled to investment income from amounts on deposit in the
Certificate Account as compensation for its services hereunder. The Trustee and the Securities Administrator, as the case may be, and any director, officer, employee or agent of the Trustee or the Securities Administrator, as the case may be, shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a)
incurred in connection with or arising from or relating to (i) this Agreement,
(ii) the Certificates, or (iii) the performance of any of the Trustee's or
Securities Administrator's, as the case may be, duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the
Trustee's or Securities Administrator's, as the case may be, duties hereunder,
(b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Master Servicer and (c) arising out of the transfer of any ERISA-Restricted Certificate or the

                                      -133-

Residual Certificate not in compliance with ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the
Trustee or the Securities Administrator, and except for any such expense, disbursement or advance as may arise from the Trustee's or the Securities
Administrator's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee and the Securities Administrator for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the
Securities Administrator in accordance with any of the provisions of this
Agreement to the extent permitted by Treasury Regulations Section
1.860G-1(b)(3)(ii) and (iii). Except as otherwise provided herein, neither the
Trustee nor the Securities Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee or the
Securities Administrator, as applicable, in the ordinary course of its duties as
Trustee or Securities Administrator, Certificate Registrar or Paying Agent
hereunder or for any other expenses. The provisions of this Section 9.11 shall survive the termination of this Agreement or the resignation or removal of the
Trustee or the Securities Administrator, as applicable, hereunder.

     Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Master
Servicer, appoint one or more Custodians to hold all or a portion of the
Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Master Servicer. Subject to this
Article IX, the Trustee agrees to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any
Mortgage File.

     Each Custodian shall indemnify the Depositor, the Sponsor, the Trustee, the
Master Servicer, the Securities Administrator and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that any of them may sustain in any way related to the failure of a Custodian to perform any of its obligations under Section 3.21.
Notwithstanding the foregoing, in no event shall a Custodian be liable for any consequential, indirect or punitive damages pursuant to this Section 9.12.

     Section 9.13 Paying Agents. The Securities Administrator may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Securities Administrator in making withdrawals from the
Certificate Account and distributions to Certificateholders as provided in
Section 3.09, Section 3.11 and Section 5.02. Wherever reference is made in this
Agreement to the withdrawal from the Certificate Account by the Securities
Administrator, such reference shall be deemed to include such a withdrawal on behalf of the Securities Administrator by a Paying Agent. Initially, the Paying
Agent shall be Wells Fargo Bank, N.A. Whenever reference is made in this
Agreement to a distribution by the Securities Administrator or the furnishing of a statement by the Securities Administrator, such reference shall be deemed to include such a distribution or furnishing on behalf of the Securities
Administrator by a Paying Agent. Each Paying Agent shall provide to the
Securities Administrator such information concerning the Certificate Account as the Securities Administrator shall request from time to time. Each Paying Agent must be reasonably

                                      -134-

acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of
America or of any state, having (except in the case of the Trustee or the
Securities Administrator) a principal office and place of business in New York,
New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this
Agreement shall be payable by the Securities Administrator out of its own funds and not out of any funds in the Trust Estate.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, the Securities Administrator and to the Master
Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Securities
Administrator, for all amounts it has withdrawn from the Certificate Account.
The Securities Administrator may, upon prior written approval of the Master
Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Securities
Administrator may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the
Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Securities Administrator shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

     Section 9.14 Limitation of Liability. The Certificates are executed by the
Securities Administrator, not in its individual capacity but solely as
Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator in the
Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

     Section 9.15 Trustee or Securities Administrator May Enforce Claims Without
Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee or the
Securities Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee or the Securities Administrator shall be brought in its own name or in its capacity as Trustee or Securities Administrator. Any recovery of judgment shall, after provision for the payment of the reasonable compensation,

                                      -135-

expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Master Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

     Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

     Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The
Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the
Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

     Section 10.01 Termination upon Purchase or Liquidation of All Mortgage
Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator and the
Trustee created hereby (other than the obligation of the Securities
Administrator to make certain payments to Certificateholders after the Final
Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Securities Administrator pursuant to Sections 5.04(b) and
5.05(b)) shall terminate upon the last action required to be taken by the
Securities Administrator on the Final Distribution Date pursuant to this Article
X following the earlier of (a) the purchase of all the Mortgage Loans and all
REO Property remaining in the Trust Estate by the Master Servicer at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage
Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii)
the fair market value of such REO Property, plus any Class Unpaid Interest
Shortfall for any Class of Certificates as well as any accrued and unpaid interest through the last day of the month of such purchase at the related
Mortgage Interest Rate on the Stated Principal Balance of each Mortgage Loan
(including any Mortgage Loan as to which REO Property has been acquired) or (b)
the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate and the disposition of all
REO Property.

                                     -136-

     The Master Servicer may not exercise its purchase option for the Mortgage
Loans until all Reimbursement Amounts for the Mortgage Loans have been paid. The
Securities Administrator shall notify the Sponsor, upon notice of Master
Servicer's intent to exercise its purchase option of any Reimbursement Amount outstanding.

     Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
States to the Court of St. James, living on the date hereof.

     The right of the Master Servicer to purchase the Mortgage Loans is conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans being less than 1% of the aggregate Cut-off Date Principal Balance of the
Mortgage Loans. In addition, the right of the Master Servicer to purchase the
Mortgage Loans is conditioned on the sum of clause (a)(i) and (ii) of the first paragraph of this Section 10.01 being less than or equal to the aggregate fair market value of the Mortgage Loans being purchased (other than any Mortgage Loan as to which REO Property has been acquired) and the REO Properties; provided, however, that this sentence shall not apply to any purchase by the Master
Servicer if, at the time of purchase, the Master Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the
Federal Reserve or the OTS. Fair market value for the purposes of the previous sentence and the first paragraph of this Section 10.01 will be determined by the
Master Servicer exercising its purchase right as of the close of business on the third (3rd) Business Day next preceding the date upon which such notice of the exercise of any purchase right is furnished to Certificateholders pursuant to the sixth paragraph of this Section 10.01.

     If such right is exercised by the Master Servicer, the Trustee or a
Custodian on its behalf shall, promptly following receipt by the Trustee of written confirmation from the Securities Administrator of payment of the purchase price, release to the Master Servicer or its respective designees, the
Mortgage Files pertaining to such Mortgage Loans being purchased. The Master
Servicer's right, title and interest in and to such purchased Mortgage Loans and the related Mortgage Files shall be subject to the servicing rights of the
Servicers pursuant to the related Servicing Agreements.

     Notice of the exercise of any purchase option by the Master Servicer and notice of any termination of the Trust or any portion of the Trust, specifying the Final Distribution Date or the applicable Distribution Date, upon which the applicable Certificateholders may surrender their Certificates to the Securities
Administrator for payment of the final distribution and for cancellation, shall be given promptly by the Securities Administrator by letter to the
Certificateholders mailed not earlier than the 10th day and not later than the
15th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date or the applicable Distribution Date, upon which final payment of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities
Administrator therein designated, (2) the amount of any such final payment and
(3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the applicable Certificates at the office or agency of the Securities Administrator therein specified. Upon the exercise of its purchase option, the Master Servicer shall remit to the Securities Administrator for deposit to the

                                     -137-

Certificate Account on or before the Final Distribution Date or the applicable
Distribution Date, in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on such Final Distribution Date or Distribution Date, as applicable, equal to the purchase price for the related assets of the Trust Estate or any portion of the
Trust Estate computed as above provided together with a statement as to the amount to be distributed on each applicable Class of Certificates pursuant to the next succeeding paragraph.

     Upon presentation and surrender of the applicable Certificates, the
Securities Administrator shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final
Distribution Date or the applicable Distribution Date, and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each such Class of Certificates, the
Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest-bearing Certificate and (b) the applicable PO Deferred Amount with respect to the PO Components and (II) as to the Class 2-A-R Certificate,
the amounts, if any, which remain on deposit (or are deemed to remain on deposit) in the Upper-Tier Certificate Sub-Account, the Intermediate Lower-Tier
Certificate Sub-Account and the Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (I)
above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests and the Uncertificated Intermediate
Lower-Tier Interests in the same manner as principal and interest are distributed to the Uncertificated Lower-Tier Interests and the Uncertificated
Intermediate Lower-Tier Interests, respectively, as provided in Section 5.02.

     If the applicable Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the
Securities Administrator shall on such date cause all funds in the Certificate
Account not distributed in final distribution to such Certificateholders of such
Group to continue to be held by the Securities Administrator in an Eligible
Account for the benefit of such Certificateholders and the Securities
Administrator shall give a second written notice to the remaining applicable
Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one (1) year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible
Account.

     Section 10.02 Additional Termination Requirements. (a) If the Master
Servicer exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Securities Administrator and the Trustee have received an Opinion of
Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" or "prohibited contributions" in respect of any REMIC created hereunder as defined in the REMIC Provisions, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

          (i) The Securities Administrator shall specify the first day in the
     90-day liquidation period in a statement attached to each REMIC's final tax return pursuant to

                                     -138-

     Treasury Regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder;

          (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Securities
     Administrator shall sell all of the assets of the Trust Estate to the
     Master Servicer for cash; and

          (iii) At the time of the making of the final payment on the
     Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited to the Holder of the Residual
     Certificate all cash on hand in the Trust Estate (other than cash retained to meet claims), and the Trust shall terminate at that time.

     (b) By its acceptance of the Residual Certificate, the Holder thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor, the Trustee or the
Securities Administrator and if such action is not requested, is deemed to adopt such a plan of complete liquidation when the Mortgage Loans are purchased pursuant to Section 10.01.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the
Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of any REMIC created hereunder as a
REMIC at all times that any related Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC created hereunder pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Securities Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the
Senior Certificates, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5
Certificates as evidenced by a letter from each Rating Agency rating such
Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the

                                     -139-

amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement pursuant to clause (i) through (v) above unless it shall have first received an Opinion of Counsel to the effect that such amendment shall not cause the imposition of any tax on any REMIC created hereunder or the
Certificateholders or cause any REMIC created hereunder to fail to qualify as a
REMIC at any time that any Certificates are outstanding.

     This Agreement may also be amended from time to time by the Depositor, the
Master Servicer, the Securities Administrator and the Trustee and the Holders of
Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates;
provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

     Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the
Trustee and the Securities Administrator with an Opinion of Counsel stating whether such amendment would not adversely affect the qualification of any REMIC created hereunder as a REMIC and would not cause the imposition of any tax on any REMIC created hereunder and notice of the conclusion expressed in such
Opinion of Counsel shall be included with any such solicitation.

     Promptly after the execution of any such amendment or consent the
Securities Administrator shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

     It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

     Prior to the execution of any amendment to this Agreement, each of the
Trustee and the Securities Administrator shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking such amendment) stating that such amendment is authorized and permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own rights, duties or immunities under this
Agreement.

     Section 11.02 Recordation of Agreement; Counterparts. This Agreement is
subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are

                                     -140-

situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Securities Administrator at its expense at the direction of Holders of Certificates evidencing not less than 50% of all
Voting Rights, but only upon delivery to the Securities Administrator at the expense of the requesting Certificateholders of an Opinion of Counsel to the
effect that such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the
Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such
Holder previously shall have given to the Securities Administrator a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Securities Administrator to institute such action, suit or proceeding in its own name as Securities Administrator hereunder and shall have offered to the Securities Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Securities Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Securities Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such
Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all
Certificateholders. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

                                     -141-

     Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE
CONFLICTS OF LAWS PROVISIONS THEREOF (INCLUDING SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of
New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

     Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Securities Administrator may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the
Depositor, Banc of America Funding Corporation, 214 North Tryon Street,
Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial
Officer, (b) in the case of the Master Servicer, CitiMortgage, Inc., 4000 Regent
Blvd., Irving, Texas 75063, Attention: Master Servicing Compliance, (c) in the
case of the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98,
Columbia, Maryland 21046, Attention: BAFC, Series 2006-5, and for overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia,
Maryland 21045-1951, Attention: BAFC, Series 2006-5, with a copy to Wells Fargo
Bank, N.A., Sixth and Marquette Avenue, Minneapolis, Minnesota, 55479,
Attention: BAFC, Series 2006-5, (d) in the case of the Trustee, U.S. Bank
National Association, 209 South LaSalle Street, Suite 300, Chicago, Illinois
60604, Attention: Corporate Trust Services, BAFC, Series 2006-5, Attention:
Structured Finance Services, BAFC 2006-5, (e) in the case of Fitch, Fitch
Ratings, One State Street Plaza, New York, New York 10004, Attention:
Residential Mortgage Surveillance Group; (f) in the case of Moody's, Moody's
Investors Service, Inc., 99 Church Street, New York, New York 10004, Attn:
Residential Mortgage Surveillance Manager; and (g) in the case of S&P, Standard
& Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New
York, New York 10041, Attention: Residential Mortgage Surveillance Group, or, as
to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice to a Certificateholder so mailed within the time prescribed in this
Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held

                                     -142-

invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this
Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07 Certificates Nonassessable and Fully Paid. It is the
intention of the Securities Administrator that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the
Securities Administrator pursuant to Section 6.01 are and shall be deemed fully paid.

     Section 11.08 Access to List of Certificateholders. The Certificate
Registrar will furnish or cause to be furnished to the Trustee and the
Securities Administrator, within 15 days after the receipt of a request by the
Trustee and/or the Securities Administrator in writing, a list, in such form as the Trustee and/or the Securities Administrator may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

     If three or more Certificateholders apply in writing to the Securities
Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Securities
Administrator shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Securities Administrator. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Securities Administrator shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Securities Administrator that neither the
Certificate Registrar nor the Securities Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans
(other than payments of principal and interest due and payable on the Mortgage
Loans on or before the Cut-off Date) and the Depositor's rights under the
Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Servicing
Agreements pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this
Agreement shall constitute a security agreement under applicable law and that the Depositor

                                     -143-

shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the
Mortgage Loans.

     Section 11.10 Regulation AB Compliance; Intent of the Parties;
Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use its commercially reasonable efforts to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Master Servicer, the Securities Administrator, the Trustee and
the Custodian shall cooperate fully with the Depositor to deliver to the
Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Master Servicer, the Securities
Administrator, the Trustee and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

                                     -144-

     IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities
Administrator and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                        BANC OF AMERICA FUNDING
                                        CORPORATION, as Depositor

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                            Name: Scott Evans
                                            Title: Senior Vice President

                                        CITIMORTGAGE, INC., as Master Servicer

                                        By: /s/ Tommy Harris
                                            ------------------------------------
                                            Name: Tommy Harris
                                            Title: Senior Vice President

                                        WELLS FARGO BANK, N.A., as Securities
                                        Administrator

                                        By: /s/ Peter A. Gobell
                                            ------------------------------------
                                            Name: Peter A. Gobell
                                            Title: Vice President

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee

                                        By: /s/ Melissa A. Rosal
                                            ------------------------------------
                                            Name: Melissa A. Rosal
                                            Title: Vice President

             [Signature Page to the Pooling and Servicing Agreement]

                                      -145-

STATE OF ILLINOIS )
                  ) ss.:
COUNTY OF COOK    )
                  )

     On the 28th day of September, 2006, before me, a notary public in and for the State of Illinois, personally appeared Melissa A. Rosal, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of U.S.
Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

     Subscribed and sworn before me this 28th day of September, 2006.

                                        /s/ Patricia M. Child
                                        ----------------------------------------
                                        Notary Public

[Notarial Seal]

                            My commission expires the 20th day of October, 2007.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -146-

STATE OF NORTH CAROLINA )
                        ) ss.:
COUNTY OF MECKLENBURG   )
                        )

     On the 27th day of September, 2006, before me, a notary public in and for the State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that s/he is a Senior Vice President of Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

     Subscribed and sworn before me this 27th day of September, 2006.

                                        /s/ E. Blair Autrey
                                        ----------------------------------------
                                        Notary Public

[Notarial Seal]

                             My commission expires the 4th day of October, 2010.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -147-

STATE OF TEXAS   )
                 ) ss.:
COUNTY OF DALLAS )
                 )

     On the 28th day of September, 2006, before me, a notary public in and for the State of Texas, personally appeared Tommy Harris, known to me who, being by me duly sworn, did depose and say that s/he is a Senior Vice President of
CitiMortgage, Inc., a Delaware corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the
Board of Directors of such association.

     Subscribed and sworn before me this 28th day of September, 2006.

                                        /s/ Glenda Stevens
                                        ----------------------------------------
                                        Notary Public

[Notarial Seal]

My commission expires the 15th day of May, 2008.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -148-

STATE OF MARYLAND )
                  ) ss.:
COUNTY OF HOWARD  )
                  )

     On the 28th day of September, 2006, before me, a notary public in and for said State, personally appeared Peter A. Gobell, known to me to be a Vice
President of Wells Fargo Bank, N.A., one of the corporations that executed the within instrument, and also known to be to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written above.

                                        /s/ Graham M. Oglesby
                                        ----------------------------------------
                                        Notary Public

[Notarial Seal]

My commission expires January 7, 2009.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -149-

                                  EXHIBIT A-1A1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $52,278,000.00

Pass-Through Rate:                     Floating

CUSIP No.:                             05950N AA 6

ISIN No.:                              US05950NAA63

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-1A-3

                                  EXHIBIT A-1A2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                     A-1A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):                      $

Initial Notional
Amount of this Class:                  $52,278,000.00

Pass-Through Rate:                     Inverse Floating

CUSIP No.:                             05950N AB 4

ISIN No.:                              USO5950NAC20

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated September 28, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, CitiMortgage, Inc., as Master Servicer (the
"Master Servicer"), Wells Fargo Bank, N.A., as Securities Administrator (the
"Securities Administrator"), and U.S. Bank National Association, as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 1-A-2 Certificate is not entitled to any distributions with respect to principal.

                                     A-1A2-2

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-1A2-3

                                  EXHIBIT A-1A3

                    [FORM OF FACE OF CLASS 1-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 1-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 1-A-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-1A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-3

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $985,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AC 2

ISIN No.:                              US05950NAC20

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-1A3-3

                                  EXHIBIT A-1A4

                    [FORM OF FACE OF CLASS 1-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-4

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $17,348,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AD 0

ISIN No.:                              US05950NAD03

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A4-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-1A4-3

                                  EXHIBIT A-1A5

                    [FORM OF FACE OF CLASS 1-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 1-A-4 CERTIFICATES WILL BE BORNE BY THE
CLASS 1-A-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-1A5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-5

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $1,928,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AE 8

ISIN No.:                              US05950NAE85

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A5-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-1A5-3

                                  EXHIBIT A-1A6

                    [FORM OF FACE OF CLASS 1-A-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-6

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $20,811,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AF 5

ISIN No.:                              US05950NAF50

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A6-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-1A6-3

                                  EXHIBIT A-1A7

                    [FORM OF FACE OF CLASS 1-A-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A7-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-7

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $15,700,000.00

Pass-Through Rate:                     Floating

CUSIP No.:                             05950N AG 3

ISIN No.:                              US05950NAG34

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A7-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-1A7-3

                                  EXHIBIT A-1A8

                    [FORM OF FACE OF CLASS 1-A-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                     A-1A8-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-8

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):                      $

Initial Notional
Amount of this Class:                  $15,700,000.00

Pass-Through Rate:                     Inverse Floating

CUSIP No.:                             05950N AH 1

ISIN No.:                              USO5950NAH17

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated September 28, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, CitiMortgage, Inc., as Master Servicer (the
"Master Servicer"), Wells Fargo Bank, N.A., as Securities Administrator (the
"Securities Administrator"), and U.S. Bank National Association, as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 1-A-8 Certificate is not entitled to any distributions with respect to principal.

                                     A-1A8-2

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-1A8-3

                                  EXHIBIT A-1A9

                    [FORM OF FACE OF CLASS 1-A-9 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A9-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 1-A-9

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $3,175,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AJ 7

ISIN No.:                              US05950NAJ72

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A9-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-1A9-3

                                 EXHIBIT A-1A10

                   [FORM OF FACE OF CLASS 1-A-10 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 1-A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A10-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 1-A-10

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $53,506,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AK 4

ISIN No.:                              US05950NAK46

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A10-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                    A-1A10-3

                                 EXHIBIT A-1A11

                   [FORM OF FACE OF CLASS 1-A-11 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 1-A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A11-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 1-A-11

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $13,423,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AL 2

ISIN No.:                              US05950NAL29

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A11-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                    A-1A11-3

                                 EXHIBIT A-1A12

                   [FORM OF FACE OF CLASS 1-A-12 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 1-A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON
THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE BECAUSE SUCH
UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND
BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE
MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN
THE AMOUNT SET FORTH BELOW.

                                    A-1A12-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 1-A-12

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $267,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             058931 BA 3

ISIN No.:                              US058931BA33

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A12-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                    A-1A12-3

                                 EXHIBIT A-1A13

                   [FORM OF FACE OF CLASS 1-A-13 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 1-A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A13-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 1-A-13

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $5,000,000.00

Pass-Through Rate:                     Floating

CUSIP No.:                             05950N AN 8

ISIN No.:                              US05950NAN84

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A13-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                    A-1A13-3

                                 EXHIBIT A-1A14

                   [FORM OF FACE OF CLASS 1-A-14 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 1-A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                    A-1A14-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 1-A-14

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):                      $

Initial Notional
Amount of this Class:                  $5,000,000.00

Pass-Through Rate:                     Inverse Floating

CUSIP No.:                             05950N AP 3

ISIN No.:                              USO5950NAAP33

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated September 28, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, CitiMortgage, Inc., as Master Servicer (the
"Master Servicer"), Wells Fargo Bank, N.A., as Securities Administrator (the
"Securities Administrator"), and U.S. Bank National Association, as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 1-A-14 Certificate is not entitled to any distributions with respect to principal.

                                    A-1A14-2

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                    A-1A14-3

                                  EXHIBIT A-2AR

                    [FORM OF FACE OF CLASS 2-A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS
ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 2-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR
TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF
OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER
RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY
ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS 2-A-R CERTIFICATE IN VIOLATION OF
SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN
THE PURPORTED TRANSFEREE.

                                     A-2AR-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-R

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $100.00

Initial Class Certificate
Balance of this Class:                 $100.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AQ 1

ISIN No.:                              US05950NAQ16

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage
Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     A-2AR-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the applicable subaccount of the Certificate Account will be made only upon presentment and surrender of this Class 2-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 2-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class
2-A-R Certificate are expressly subject to the following provisions: (i) each
Person holding or acquiring this Class 2-A-R Certificate shall be a Permitted
Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 2-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 2-A-R Certificate, the Securities
Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing
Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities
Administrator has actual knowledge that the proposed transferee is not a
Permitted Transferee, no transfer of any Ownership Interest in this Class 2-A-R
Certificate to such proposed transferee shall be effected; (v) this Class 2-A-R
Certificate may not be purchased by or transferred to any Person that is not a
U.S. Person, unless (A) such Person holds this Class 2-A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an
Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 2-A-R
Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 2-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a
Permitted Transferee acquires the Class 2-A-R Certificate in violation of such restrictions, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the
Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
(6) of the Code, information needed to compute the tax imposed under Section
860E(e) of the Code on transfers of residual interests to disqualified organizations.

      This Class 2-A-R Certificate may not be purchased by or transferred to any employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing assets of a Plan.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                     A-2AR-3

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-2AR-4

                                  EXHIBIT A-2A1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $15,386,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AR 9

ISIN No.:                              US05950NAR98

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-2A1-3

                                  EXHIBIT A-2A2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $1,480,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AS 7

ISIN No.:                              US05950NAS71

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-2A2-3

                                  EXHIBIT A-2A3

                    [FORM OF FACE OF CLASS 2-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-3

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $1,872,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AT 5

ISIN No.:                              US05950NAT54

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-2A3-3

                                  EXHIBIT A-2A4

                    [FORM OF FACE OF CLASS 2-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-4

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $2,358,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AU 2

ISIN No.:                              US05950NAU28

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A4-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-2A4-3

                                  EXHIBIT A-2A5

                    [FORM OF FACE OF CLASS 2-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-5

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $4,971,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AV 0

ISIN No.:                              US05950NAV01

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A5-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-2A5-3

                                  EXHIBIT A-2A6

                    [FORM OF FACE OF CLASS 2-A-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-6

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $26,921,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AW 8

ISIN No.:                              US05950NAW83

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A6-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-2A6-3

                                  EXHIBIT A-2A7

                    [FORM OF FACE OF CLASS 2-A-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 2-A-6 CERTIFICATES WILL BE BORNE BY THE
CLASS 2-A-7 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-2A7-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-7

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $884,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AX 6

ISIN No.:                              US05950NAX66

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A7-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-2A7-3

                                  EXHIBIT A-2A8

                    [FORM OF FACE OF CLASS 2-A-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A8-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-8

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $370,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AY 4

ISIN No.:                              US05950NAY40

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A8-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-2A8-3

                                  EXHIBIT A-2A9

                    [FORM OF FACE OF CLASS 2-A-9 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A9-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 2-A-9

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate:                           $

Initial Class Certificate
Balance of this Class:                 $3,563,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N AZ 1

ISIN No.:                              US05950NAZ15

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the current
Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by
Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the
"Pooling and Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as
Master Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-2A9-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-2A9-3

                                 EXHIBIT A-2A10

                   [FORM OF FACE OF CLASS 2-A-10 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 2-A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-2A10-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 2-A-10

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $13,550,000.00

Pass-Through Rate:                     5.750%

CUSIP No.:                             05950N BA 5

ISIN No.:                              US05950NBA54

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-2A10-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                    A-2A10-3

                                 EXHIBIT A-2A11

                   [FORM OF FACE OF CLASS 2-A-11 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 2-A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-2A11-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 2-A-11

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $18,027,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N BB 3

ISIN No.:                              US05950NBB38

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-2A11-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                    A-2A11-3

                                 EXHIBIT A-2A12

                   [FORM OF FACE OF CLASS 2-A-12 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 2-A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-2A12-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 2-A-12

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $660,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N BC 1

ISIN No.:                              US05950NBC11

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-2A12-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                    A-2A12-3

                                 EXHIBIT A-2A13

                   [FORM OF FACE OF CLASS 2-A-13 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 2-A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                    A-2A13-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                  Class 2-A-13

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):                      $

Initial Notional
Amount of this Class:                  $564,583.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N BD 9

ISIN No.:                              USO5950NBD93

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated September 28, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, CitiMortgage, Inc., as Master Servicer (the
"Master Servicer"), Wells Fargo Bank, N.A., as Securities Administrator (the
"Securities Administrator"), and U.S. Bank National Association, as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 2-A-13 Certificate is not entitled to any distributions with respect to principal.

                                    A-2A13-2

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                    A-2A13-3

                                  EXHIBIT A-3A1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $78,704,000.00

Pass-Through Rate:                     5.750%

CUSIP No.:                             05950N BE 7

ISIN No.:                              US05950NBE76

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-3A1-3

                                  EXHIBIT A-3A2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON
THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE BECAUSE SUCH
UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND
BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE
MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN
THE AMOUNT SET FORTH BELOW.

                                     A-3A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $5,170,000.00

Pass-Through Rate:                     5.750%

CUSIP No.:                             058931 BF 4

ISIN No.:                              US058931BF42

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-3A2-3

                                  EXHIBIT A-3A3

                    [FORM OF FACE OF CLASS 3-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 3-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 3-A-4 CERTIFICATES WILL BE BORNE BY THE
CLASS 3-A-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-3A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 3-A-3

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $981,000.00

Pass-Through Rate:                     5.750%

CUSIP No.:                             05950N BG 2

ISIN No.:                              US05950NBG25

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-3A3-3

                                  EXHIBIT A-3A4

                    [FORM OF FACE OF CLASS 3-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 3-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 3-A-4

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $8,827,000.00

Pass-Through Rate:                     5.750%

CUSIP No.:                             05950N BH 0

ISIN No.:                              US05950NBH08

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A4-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-3A4-3

                                  EXHIBIT A-4A1

                    [FORM OF FACE OF CLASS 4-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-2 CERTIFICATES WILL BE BORNE BY THE
CLASS 4-A-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-4A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $3,239,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N BJ 6

ISIN No.:                              US05950NBJ63

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-4A1-3

                                  EXHIBIT A-4A2

                    [FORM OF FACE OF CLASS 4-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $29,150,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N BK 3

ISIN No.:                              US05950NBK37

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-4A2-3

                                  EXHIBIT A-4A3

                    [FORM OF FACE OF CLASS 4-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-4 CERTIFICATES WILL BE BORNE BY THE
CLASS 4-A-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-4A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-3

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $7,449,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N BL 1

ISIN No.:                              US05950NBL10

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-4A3-3

                                  EXHIBIT A-4A4

                    [FORM OF FACE OF CLASS 4-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-4

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $183,548,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N BM 9

ISIN No.:                              US05950NBM92

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A4-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-4A4-3

                                  EXHIBIT A-4A5

                    [FORM OF FACE OF CLASS 4-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-5

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $12,312,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N BN7

ISIN No.:                              US05950NBN75

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A5-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-4A5-3

                                  EXHIBIT A-4A6

                    [FORM OF FACE OF CLASS 4-A-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-6

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $59,248,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N BP 2

ISIN No.:                              US05950NBP24

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A6-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-4A6-3

                                  EXHIBIT A-4A7

                    [FORM OF FACE OF CLASS 4-A-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-6 CERTIFICATES WILL BE BORNE BY THE
CLASS 4-A-7 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-4A7-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-7

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $5,012,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N BQ 0

ISIN No.:                              US05950NBQ07

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A7-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-4A7-3

                                  EXHIBIT A-4A8

                    [FORM OF FACE OF CLASS 4-A-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A8-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 4-A-8

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $11,300,000.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N BR 8

ISIN No.:                              US05950NBR89

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A8-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     A-4A8-3

                                 EXHIBIT A-30IO

                    [FORM OF FACE OF CLASS 30-IO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 30-IO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE
IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                    A-30IO-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 30-IO

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):                      $

Initial Notional
Amount of this Class:                  $18,479,794.00

Pass-Through Rate:                     6.000%

CUSIP No.:                             05950N BS 6

ISIN No.:                              USO5950NBS62

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated September 28, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, CitiMortgage, Inc., as Master Servicer (the
"Master Servicer"), Wells Fargo Bank, N.A., as Securities Administrator (the
"Securities Administrator"), and U.S. Bank National Association, as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 30-IO Certificate is not entitled to any distributions with respect to principal.

                                    A-30IO-2

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Class 30-IO Certificates are Interest Only Certificates and will be deemed for purposes of distributions of interest to consist of four Components:
the Class 1-30-IO, Class 2-30-IO, Class 3-30-IO and Class 4-30-IO Components.
The Components of the Class 30-IO Certificates are not severable.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                    A-30IO-3

                                 EXHIBIT A-30PO

                    [FORM OF FACE OF CLASS 30-PO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 30-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE
IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-30PO-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                   Class 30-PO

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $1,401,033.00

CUSIP No.:                             05950N BT 4

ISIN No.:                              US05950NBT46

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 30-PO Certificate represents the right to receive principal only.

      For the purposes of determining distributions of principal in reduction of
Class Certificate Balance, the Class 30-PO Certificates will be deemed to consist of two components (each, a "Component"). The Components are not severable.

                                    A-30PO-2

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                    A-30PO-3

                                  EXHIBIT B-B1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

IF THE RATING OF THIS CERTIFICATE IS NO LONGER AT LEAST BBB- OR Baa3, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER STATING THAT (A) IT
IS NOT, AND IS NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT,
INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL,
STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE
(COLLECTIVELY, A "PLAN") OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE
OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE
THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS
DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE
95-60"), 60 FED. REG.

                                     B-B1-1

35925 (JULY 12, 1995)), THAT THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT
OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY
OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER
(OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR TO
THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH OFFERED CERTIFICATE BY OR ON
BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW
AND WILL NOT SUBJECT THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR THE DEPOSITOR
TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE MASTER
SERVICER, THE SECURITIES ADMINISTRATOR, TRUSTEE OR THE DEPOSITOR. EACH PERSON
WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE
MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN
THE PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION
LETTER OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B1-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                    Class B-1

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $15,232,000.00

Pass-Through Rate:                     Variable Rate

CUSIP No.:                             05950N BU 1

ISIN No.:                              US05950NBU19

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B1-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     B-B1-4

                                  EXHIBIT B-B2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT.

IF THE RATING OF THIS CERTIFICATE IS NO LONGER AT LEAST BBB- OR Baa3, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER STATING THAT (A) IT
IS NOT, AND IS NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT,
INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL,
STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE
(COLLECTIVELY, A "PLAN") OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE
OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE
THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS
DEFINED IN SECTION V(E) OF

                                     B-B2-1

PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925
(JULY 12, 1995)), THAT THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH
GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON
BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR TO
THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH OFFERED CERTIFICATE BY OR ON
BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW
AND WILL NOT SUBJECT THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR THE DEPOSITOR
TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE MASTER
SERVICER, THE SECURITIES ADMINISTRATOR, TRUSTEE OR THE DEPOSITOR. EACH PERSON
WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE
MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN
THE PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION
LETTER OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B2-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                    Class B-2

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $4,605,000.00

Pass-Through Rate:                     Variable Rate

CUSIP No.:                             05950 N BV 9

ISIN No.:                              US05950NBV91

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B2-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     B-B2-4

                                  EXHIBIT B-B3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT.

IF THE RATING OF THIS CERTIFICATE IS NO LONGER AT LEAST BBB- OR Baa3, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER STATING THAT (A) IT
IS NOT, AND IS NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT,
INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL,
STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE
(COLLECTIVELY, A "PLAN") OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE
OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE
THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS
DEFINED IN SECTION V(E) OF

                                     B-B3-1

PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925
(JULY 12, 1995)), THAT THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH
GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON
BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR TO
THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH OFFERED CERTIFICATE BY OR ON
BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW
AND WILL NOT SUBJECT THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR THE DEPOSITOR
TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE MASTER
SERVICER, THE SECURITIES ADMINISTRATOR, TRUSTEE OR THE DEPOSITOR. EACH PERSON
WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE
MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN
THE PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION
LETTER OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B3-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                    Class B-3

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $2,834,000.00

Pass-Through Rate:                     Variable Rate

CUSIP No.:                             05950N BW 7

ISIN No.:                              US05950NBW74

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B3-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     B-B3-4

                                  EXHIBIT B-B4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON
BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL
RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF
1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"),
MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR
SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE
DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN
FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT
(A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS
OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY,
THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE
COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS

                                     B-B4-1

EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO
PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-B4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                    Class B-4

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $2,125,000.00

Pass-Through Rate:                     Variable Rate

CUSIP No.:                             05950N CD 8

ISIN No.:                              US05950NCD84

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B4-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     B-B4-4

                                  EXHIBIT B-B5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
CLASS B-1 CERTIFICATES, CLASS B-2 CERTIFICATES, CLASS B-3 CERTIFICATES AND CLASS
B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS

                                     B-B5-1

EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO
PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-B5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                    Class B-5

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $1,417,000.00

Pass-Through Rate:                     Variable Rate

CUSIP No.:                             05950NCE6

ISIN No.:                              US05950NCE67

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B5-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     B-B5-4

                                  EXHIBIT B-B6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
CLASS B-1 CERTIFICATES, CLASS B-2 CERTIFICATES, CLASS B-3 CERTIFICATES, CLASS
B-4 CERTIFICATES AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS

                                     B-B6-1

EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO
PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-B6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-5
                                    Class B-6

evidencing an interest in a Trust consisting primarily of four loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                          September 1, 2006

First Distribution Date:               October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                      $

Initial Class Certificate
Balance of this Class:                 $1,417,041.00

Pass-Through Rate                      Variable Rate

CUSIP No.:                             05950N CF 3

ISIN No.:                              US05950NCF33

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as Master
Servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as Securities
Administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-B6-3

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     *  *  *

                                     B-B6-4

                                    EXHIBIT C

                        [FORM OF REVERSE OF CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through
Certificates, of the Series specified on the face hereof (collectively, the
"Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Securities Administrator is not liable to the
Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and
Servicing Agreement, subject to any liability under the Pooling and Servicing
Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing
Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities
Administrator.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the
Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and
Servicing Agreement.

      On each Distribution Date, the Securities Administrator shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such
Distribution Date at the address appearing in the Certificate Register, or (b)
upon written request by the Holder of a Certificate (other than a Residual
Certificate), by wire transfer or by such other means of payment as such
Certificateholder and the Securities Administrator shall agree upon, such
Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in
Section 5.02 of the Pooling and Servicing Agreement; provided, however, that in the case of the Class 2-A-9 Certificates, distributions of principal to which such Class is entitled will be made to the Holders of such Class as described in
Section 5.11 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Securities Administrator as contemplated by
Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the
Certificateholders under the Pooling and Servicing Agreement at any time by the
Depositor, the Master Servicer, the Securities Administrator and

                                       C-1

the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the
Pooling and Servicing Agreement. Any such consent by the Holder of this
Certificate shall be conclusive and binding on such Holder and upon all future
Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar
duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Certificate Registrar, the
Securities Administrator and the Trustee and any agent of the Depositor, the
Master Servicer, the Certificate Registrar, the Securities Administrator or the
Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee, the Securities Administrator or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1% of the aggregate Cut-off Date Pool
Principal Balance of such Mortgage Loans, the Master Servicer has the option to purchase the Mortgage Loans under the conditions set forth in Section 10.01 of the Pooling and Servicing Agreement. In the event that no such termination occurs, the obligations and responsibilities created by the Pooling and
Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of
21 years from

                                       C-2

the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing
Agreement shall have the meaning assigned in the Pooling and Servicing
Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                       C-3

      IN WITNESS WHEREOF, the Securities Administrator has caused this
Certificate to be duly executed.

Dated:

                                          WELLS FARGO BANK, N.A.,
                                          as Securities Administrator

                                          By
                                                Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the Pooling and Servicing
Agreement referenced herein.

                                          WELLS FARGO BANK, N.A.,
                                          as Securities Administrator

                                          By
                                                Authorized Signatory

                                       C-4

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Securities Administrator to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                       _________________________________________
                                       Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to:__________________
                                       _________________________________________
                                       _________________________________________
                                       _________________________________________
                                       _________________________________________

      This information provided by ________________, the assignee named above,
OR, as its agent.

                                       C-5

                                   EXHIBIT D-1
                                  LOAN GROUP 1
                             MORTGAGE LOAN SCHEDULE

                                      D-1-1

  LOANID      OCC        PROPTYPE     OTERM   CORTERM   OLTV     RATE      FPDATE      NDDATE     S_MATDATE     PANDI       PTDATE

6095457625 Primary       SFR           360        342      80    6.125    4/1/2005    9/1/2006     3/1/2035    2,645.34    8/1/2006
3303049146 Primary       PUD           360        349      90     5.75   11/1/2005    9/1/2006    10/1/2035    2,505.28    8/1/2006
6100289823 Primary       SFR           360        349      80    5.875   11/1/2005    9/1/2006    10/1/2035    4,039.03    8/1/2006
1001870497 Primary       SFR           360        355      70    6.375    5/1/2006    9/1/2006     4/1/2036    3,371.39    8/1/2006
1001870839 Primary       SFR           360        355   64.93      6.5    5/1/2006   10/1/2006     4/1/2036    3,078.17    9/1/2006
   1172473 Primary       Condo         360        356      80        7    6/1/2006   10/1/2006     5/1/2036      932.86    9/1/2006
   1193019 Primary       SFR           360        356      80    6.375    6/1/2006    9/1/2006     5/1/2036    2,751.88    8/1/2006
   1194016 Primary       SFR           360        355   74.09     6.75    5/1/2006    9/1/2006     4/1/2036    5,286.07    8/1/2006
   1208563 Primary       SFR           360        356   58.02     6.25    6/1/2006    9/1/2006     5/1/2036    1,446.94    8/1/2006
   1213301 Primary       PUD           360        356      80    6.625    6/1/2006    9/1/2006     5/1/2036    2,848.74    8/1/2006
   1219145 Primary       SFR           360        355      80    6.375    5/1/2006    9/1/2006     4/1/2036    2,645.21    8/1/2006
   1219816 Primary       SFR           360        356   69.09      6.5    6/1/2006   10/1/2006     5/1/2036    5,145.83    9/1/2006
   1220013 Secondary     SFR           360        356   55.57    6.375    6/1/2006    9/1/2006     5/1/2036    5,546.52    8/1/2006
   1222492 Primary       SFR           360        355      65     6.75    5/1/2006    9/1/2006     4/1/2036    4,021.88    8/1/2006
   1224986 Primary       SFR           360        356      70      6.5    6/1/2006   10/1/2006     5/1/2036    4,202.81    9/1/2006
   1229309 Primary       PUD           360        356   57.29    6.375    6/1/2006   10/1/2006     5/1/2036    2,337.50    9/1/2006
   1230841 Primary       SFR           360        356      80     6.25    6/1/2006    9/1/2006     5/1/2036    1,502.35    8/1/2006
   1231656 Primary       SFR           360        356   72.99    6.375    6/1/2006    9/1/2006     5/1/2036    2,663.92    8/1/2006
   1231703 Primary       SFR           360        356      80     6.75    6/1/2006    9/1/2006     5/1/2036    1,452.86    8/1/2006
   1235049 Primary       SFR           360        355   52.69     6.25    5/1/2006    9/1/2006     4/1/2036    3,078.59    8/1/2006
   1237117 Primary       SFR           360        356   77.78    6.375    6/1/2006    9/1/2006     5/1/2036    3,056.96    8/1/2006
   1240607 Primary       PUD           360        356   78.65        7    6/1/2006    9/1/2006     5/1/2036    1,360.54    8/1/2006
   1241593 Primary       SFR           360        356   36.59    6.375    6/1/2006   10/1/2006     5/1/2036       935.8    9/1/2006
   1248359 Primary       SFR           360        356      94      6.5    6/1/2006    9/1/2006     5/1/2036    1,272.91    8/1/2006
   1253592 Primary       SFR           360        356   73.89        7    6/1/2006   10/1/2006     5/1/2036    1,551.66    9/1/2006
 593158900 Primary       SFR           360        355      75    6.375    5/1/2006    9/1/2006     4/1/2036    1,895.01    8/1/2006
 591719208 Primary       SFR           360        354   62.02      6.5    4/1/2006    9/1/2006     3/1/2036    2,175.58    8/1/2006
  40558295 Primary       SFR           360        356      80      6.5    6/1/2006   10/1/2006     5/1/2036    3,438.45    9/1/2006
3061893420 Primary       SFR           360        355   64.54    6.625    5/1/2006    9/1/2006     4/1/2036    2,913.42    8/1/2006
3061958579 Primary       SFR           360        356      80     6.75    6/1/2006    9/1/2006     5/1/2036    2,983.55    8/1/2006
3050797509 Primary       SFR           360        348   72.96    6.125   10/1/2005    9/1/2006     9/1/2035    3,402.62    8/1/2006
3061574772 Secondary     Condo         360        355      75    6.875    5/1/2006    9/1/2006     4/1/2036    5,321.12    8/1/2006
 642300172 Primary       SFR           360        353      80    6.375    3/1/2006    9/1/2006     2/1/2036    3,531.10    8/1/2006
 641719489 Primary       SFR           360        348   74.81    5.875   10/1/2005    9/1/2006     9/1/2035    3,208.51    8/1/2006
 642258032 Primary       SFR           360        354   84.98    6.875    4/1/2006    9/1/2006     3/1/2036    3,182.16    8/1/2006
 642253314 Primary       SFR           360        354   74.42     6.75    4/1/2006   10/1/2006     3/1/2036    4,585.59    9/1/2006
 642384473 Primary       PUD           360        356   79.88    6.375    6/1/2006    9/1/2006     5/1/2036    3,304.01    8/1/2006
 641608245 Primary       SFR           360        350      80     5.75   12/1/2005    9/1/2006    11/1/2035    2,969.22    8/1/2006
   4570864 Primary       SFR           360        355   74.07    6.625    5/1/2006    9/1/2006     4/1/2036    2,760.42    8/1/2006
1001876775 Primary       SFR           360        356      80      6.5    6/1/2006   10/1/2006     5/1/2036    2,912.57    9/1/2006
   1053094 Primary       PUD           360        356      80    6.625    6/1/2006    9/1/2006     5/1/2036    3,930.82    8/1/2006
   1151722 Primary       SFR           360        356   76.43        6    6/1/2006    9/1/2006     5/1/2036      879.87    8/1/2006
   1176839 Primary       Condo         360        356    57.6    6.875    6/1/2006    9/1/2006     5/1/2036    1,418.97    8/1/2006
   1183743 Primary       SFR           360        356      80    6.875    6/1/2006    9/1/2006     5/1/2036    4,193.75    8/1/2006
   1202870 Primary       SFR           360        356    82.3    7.125    6/1/2006    9/1/2006     5/1/2036       748.5    8/1/2006
   1206379 Primary       2-Family      360        356      65    6.875    6/1/2006    9/1/2006     5/1/2036    6,405.06    8/1/2006
   1211567 Primary       SFR           360        356      80    6.625    6/1/2006    9/1/2006     5/1/2036    3,175.94    8/1/2006
   1224384 Primary       SFR           360        356   74.19     6.75    6/1/2006    9/1/2006     5/1/2036    2,587.50    8/1/2006
   1233727 Primary       SFR           360        357   94.94    7.125    7/1/2006    9/1/2006     6/1/2036      724.37    8/1/2006
   1237205 Primary       SFR           360        356      80    6.375    6/1/2006   10/1/2006     5/1/2036    2,803.85    9/1/2006
   1237458 Primary       SFR           360        356      93      6.5    6/1/2006    9/1/2006     5/1/2036      821.11    8/1/2006
   1238097 Primary       SFR           360        356      70    6.625    6/1/2006    9/1/2006     5/1/2036    4,930.39    8/1/2006
   1238489 Primary       Condo         360        356      75     7.25    6/1/2006   10/1/2006     5/1/2036    1,125.59    9/1/2006
   1241024 Primary       SFR           360        357    72.5    6.625    7/1/2006    9/1/2006     6/1/2036    1,601.04    8/1/2006
   1242583 Primary       SFR           360        356   52.88    6.375    6/1/2006    9/1/2006     5/1/2036    2,638.97    8/1/2006
   1245190 Primary       Condo         360        356   79.91    6.625    6/1/2006    9/1/2006     5/1/2036    2,394.76    8/1/2006
   1245419 Primary       PUD           360        356      80    7.125    6/1/2006    9/1/2006     5/1/2036    1,709.52    8/1/2006
   1246117 Primary       PUD           360        356   57.14    6.625    6/1/2006    9/1/2006     5/1/2036    3,841.87    8/1/2006
   1246540 Primary       SFR           360        356    57.4    7.125    6/1/2006   10/1/2006     5/1/2036    1,363.25    9/1/2006
   1250260 Primary       SFR           360        356   79.56    6.625    6/1/2006    9/1/2006     5/1/2036    1,146.16    8/1/2006
   1252498 Primary       SFR           360        356   73.97    6.625    6/1/2006   10/1/2006     5/1/2036    2,981.25    9/1/2006
   1254977 Primary       PUD           360        356   78.95     6.75    6/1/2006    9/1/2006     5/1/2036    1,096.87    8/1/2006
   1255486 Primary       SFR           360        356      70    6.875    6/1/2006    9/1/2006     5/1/2036    1,142.96    8/1/2006
   1255695 Secondary     PUD           360        356   76.92    7.375    6/1/2006    9/1/2006     5/1/2036      552.54    8/1/2006
   1256367 Primary       PUD           360        356   69.59      7.5    6/1/2006    9/1/2006     5/1/2036    3,496.88    8/1/2006
   1257317 Secondary     SFR           360        357   60.94    6.875    7/1/2006    9/1/2006     6/1/2036    1,445.24    8/1/2006
   1257652 Primary       SFR           360        357   68.68        7    7/1/2006    9/1/2006     6/1/2036    1,284.03    8/1/2006
   1258289 Primary       PUD           360        356     100    6.875    6/1/2006   10/1/2006     5/1/2036    3,613.11    9/1/2006
   1258358 Primary       SFR           360        356   59.26     6.75    6/1/2006    9/1/2006     5/1/2036    1,800.00    8/1/2006
   1259149 Primary       SFR           360        357      80    6.875    7/1/2006   10/1/2006     6/1/2036    1,408.46    9/1/2006
   1260223 Primary       SFR           360        356      80    7.125    6/1/2006    9/1/2006     5/1/2036    2,945.00    8/1/2006
   1260447 Primary       PUD           360        356   69.52      6.5    6/1/2006    9/1/2006     5/1/2036    3,520.83    8/1/2006
   1260913 Primary       SFR           360        357      80      6.5    7/1/2006    9/1/2006     6/1/2036      669.99    8/1/2006
   1261448 Primary       SFR           360        357   57.14     6.75    7/1/2006   10/1/2006     6/1/2036   12,971.96    9/1/2006
   1261792 Primary       SFR           360        356   76.45    6.375    6/1/2006    9/1/2006     5/1/2036    3,959.71    8/1/2006
   1262334 Primary       SFR           360        356    76.4        7    6/1/2006   10/1/2006     5/1/2036      635.36    9/1/2006
   1263223 Primary       SFR           360        356      90    7.125    6/1/2006    9/1/2006     5/1/2036    2,431.40    8/1/2006
   1263452 Primary       PUD           360        356   79.66      7.5    6/1/2006    9/1/2006     5/1/2036    3,609.38    8/1/2006
   1265266 Primary       SFR           360        356   78.71     6.75    6/1/2006   10/1/2006     5/1/2036    1,786.89    9/1/2006
   1267074 Primary       PUD           360        356   64.55      6.5    6/1/2006    9/1/2006     5/1/2036    4,487.68    8/1/2006
   1272070 Primary       SFR           360        356      80      6.5    6/1/2006    9/1/2006     5/1/2036    3,539.58    8/1/2006
   1276402 Primary       SFR           360        357      80     6.75    7/1/2006   10/1/2006     6/1/2036      726.43    9/1/2006
4677797627 Primary       SFR           360        356      80    6.375    6/1/2006    9/1/2006     5/1/2036    5,240.51    8/1/2006
4677742750 Primary       SFR           360        356    72.8    6.625    6/1/2006    9/1/2006     5/1/2036    2,796.88    8/1/2006
4677884376 Primary       PUD           360        356      80      6.5    6/1/2006    9/1/2006     5/1/2036    6,017.29    8/1/2006
4677347661 Primary       SFR           360        357   77.38     6.75    7/1/2006    9/1/2006     6/1/2036    4,215.89    8/1/2006
4677946868 Primary       PUD           360        356   79.92     6.75    6/1/2006   10/1/2006     5/1/2036    4,535.65    9/1/2006
4677927418 Primary       SFR           360        357      80    6.875    7/1/2006    9/1/2006     6/1/2036    4,335.73    8/1/2006
4677457149 Primary       SFR           360        356   59.96    6.875    6/1/2006   10/1/2006     5/1/2036    3,757.63    9/1/2006
4677627120 Primary       SFR           360        356      80     6.75    6/1/2006    9/1/2006     5/1/2036    3,375.00    8/1/2006
4677779168 Primary       PUD           360        357   78.31    7.125    7/1/2006    9/1/2006     6/1/2036    3,086.30    8/1/2006
 633344171 Primary       SFR           360        344   40.28    5.875    6/1/2005    9/1/2006     5/1/2035    2,573.19    8/1/2006
3062690866 Primary       SFR           360        356      80     6.75    6/1/2006    9/1/2006     5/1/2036    3,632.15    8/1/2006
3060282179 Primary       SFR           360        352   72.65    6.375    2/1/2006   10/1/2006     1/1/2036    2,651.45    9/1/2006
3060648114 Primary       SFR           360        350   67.68     6.25   12/1/2005    9/1/2006    11/1/2035    5,208.97    8/1/2006
3060995093 Primary       SFR           360        354   82.87    6.625    4/1/2006    9/1/2006     3/1/2036    2,881.40    8/1/2006
3061016576 Primary       SFR           360        355   85.38     6.75    5/1/2006    9/1/2006     4/1/2036    3,211.91    8/1/2006
3061400184 Primary       SFR           360        357   78.15    6.875    7/1/2006    9/1/2006     6/1/2036    3,054.72    8/1/2006
3061480103 Primary       Condo         360        356   84.55     6.75    6/1/2006   11/1/2006     5/1/2036    2,769.51   10/1/2006
3061673236 Primary       SFR           360        354   67.38    6.375    4/1/2006    9/1/2006     3/1/2036    2,963.38    8/1/2006
3061675264 Primary       SFR           360        355   63.29      6.5    5/1/2006    9/1/2006     4/1/2036    3,160.34    8/1/2006
3061722025 Primary       SFR           360        356   77.32     6.75    6/1/2006    9/1/2006     5/1/2036    3,460.27    8/1/2006
3061817726 Primary       SFR           360        354   60.38      6.5    4/1/2006    9/1/2006     3/1/2036    4,961.73    8/1/2006
3061958074 Primary       SFR           360        356      80     6.75    6/1/2006    9/1/2006     5/1/2036    4,151.03    8/1/2006
3062129139 Primary       SFR           360        356   56.69     6.75    6/1/2006    9/1/2006     5/1/2036    4,890.43    8/1/2006
3062143700 Primary       SFR           360        356      70    6.875    6/1/2006    9/1/2006     5/1/2036    4,138.65    8/1/2006
3062155126 Primary       SFR           360        356   59.06    6.125    6/1/2006   10/1/2006     5/1/2036    3,732.25    9/1/2006
3062155738 Primary       SFR           360        356   62.11     6.75    6/1/2006    9/1/2006     5/1/2036    3,242.99    8/1/2006
3062165117 Primary       PUD           360        356   57.44    6.625    6/1/2006    9/1/2006     5/1/2036    3,585.74    8/1/2006
3062199470 Primary       SFR           360        355    68.9      6.5    5/1/2006    9/1/2006     4/1/2036    4,007.31    8/1/2006
3062378413 Primary       SFR           360        356   78.76     6.75    6/1/2006    9/1/2006     5/1/2036    4,929.35    8/1/2006
3062383777 Primary       SFR           360        356      78     6.75    6/1/2006   10/1/2006     5/1/2036    3,035.44    9/1/2006
3062395433 Primary       SFR           360        356   79.99    6.625    6/1/2006    9/1/2006     5/1/2036    3,441.67    8/1/2006
3062484369 Primary       PUD           360        357      75    6.875    7/1/2006    9/1/2006     6/1/2036    5,518.20    8/1/2006
3062502129 Primary       PUD           360        357      80     6.75    7/1/2006    9/1/2006     6/1/2036    4,306.69    8/1/2006
3062749134 Primary       2-Family      360        357   59.09    6.875    7/1/2006    9/1/2006     6/1/2036    4,270.04    8/1/2006
3062806405 Primary       SFR           360        357   77.31     6.75    7/1/2006    9/1/2006     6/1/2036    2,983.55    8/1/2006
3063035970 Primary       SFR           360        357      80    6.875    7/1/2006   10/1/2006     6/1/2036    8,277.30    9/1/2006
3061242701 Primary       SFR           360        356   77.01     6.75    6/1/2006    9/1/2006     5/1/2036    3,671.07    8/1/2006
3062225622 Primary       SFR           360        356      75    6.875    6/1/2006    9/1/2006     5/1/2036    3,005.45    8/1/2006
3062227412 Primary       PUD           360        356   58.43     6.75    6/1/2006   10/1/2006     5/1/2036    4,215.89    9/1/2006
3061161372 Primary       SFR           360        355   56.69    6.875    5/1/2006    9/1/2006     4/1/2036    4,506.53    8/1/2006
3061746651 Primary       SFR           360        357      70    7.125    7/1/2006    9/1/2006     6/1/2036    8,488.85    8/1/2006
3061774562 Primary       SFR           360        356   53.57    6.875    6/1/2006    9/1/2006     5/1/2036    9,853.93    8/1/2006
3062405620 Primary       SFR           360        357   76.23     6.75    7/1/2006    9/1/2006     6/1/2036    3,609.45    8/1/2006
3062616580 Primary       SFR           360        357    50.3     6.75    7/1/2006   11/1/2006     6/1/2036    5,513.08   10/1/2006
3062404193 Primary       PUD           240        237   56.82        7    7/1/2006    9/1/2006     6/1/2026    4,845.62    8/1/2006
3061183665 Primary       Condo         360        354   68.97        7    4/1/2006    9/1/2006     3/1/2036    6,653.03    8/1/2006
 642665376 Primary       PUD           360        356      90      6.5    6/1/2006    9/1/2006     5/1/2036    2,690.71    8/1/2006
 642661029 Primary       SFR           360        357      80     7.25    7/1/2006   10/1/2006     6/1/2036    3,110.72    9/1/2006
3061122952 Primary       Condo         360        357   77.52        7    7/1/2006    9/1/2006     6/1/2036    3,326.51    8/1/2006
3061794693 Primary       SFR           360        356   82.39     6.75    6/1/2006    9/1/2006     5/1/2036    3,580.26    8/1/2006
3062081017 Primary       SFR           360        356    64.2    6.875    6/1/2006    9/1/2006     5/1/2036    3,416.03    8/1/2006
3062693274 Primary       PUD           360        357   72.85      6.5    7/1/2006    9/1/2006     6/1/2036    3,476.37    8/1/2006
3061840595 Primary       SFR           360        356    58.3     6.75    6/1/2006   10/1/2006     5/1/2036   18,906.63    9/1/2006
3061848309 Primary       SFR           360        355   75.65     6.75    5/1/2006   10/1/2006     4/1/2036    2,756.54    9/1/2006
3061848572 Primary       2-Family      360        356   65.22    6.625    6/1/2006    9/1/2006     5/1/2036    9,604.67    8/1/2006
3061862698 Primary       SFR           360        357      95      6.5    7/1/2006    9/1/2006     6/1/2036    2,942.28    8/1/2006
3062336718 Primary       Cooperative   360        356   79.43     6.75    6/1/2006   10/1/2006     5/1/2036    2,704.66    9/1/2006
3061518019 Primary       SFR           360        355   79.62    6.625    5/1/2006    9/1/2006     4/1/2036    4,001.94    8/1/2006
3062354174 Primary       SFR           360        356   47.83     6.75    6/1/2006    9/1/2006     5/1/2036    3,567.29    8/1/2006
3061442921 Primary       SFR           360        357   74.94    7.625    7/1/2006    9/1/2006     6/1/2036    4,572.35    8/1/2006
 712604628 Primary       SFR           360        355   55.32      6.5    5/1/2006    9/1/2006     4/1/2036    4,108.44    8/1/2006
    916072 Primary       SFR           360        349   82.19    6.625   11/1/2005   10/1/2006    10/1/2035    2,191.77    9/1/2006
    916273 Primary       SFR           360        350   62.76     5.75   12/1/2005    9/1/2006    11/1/2035    2,701.94    8/1/2006
    990453 Primary       SFR           360        354      70    5.875    4/1/2006    9/1/2006     3/1/2036    2,774.31    8/1/2006
   1000728 Primary       SFR           300        293   45.83     6.75    3/1/2006    9/1/2006     2/1/2031    4,180.01    8/1/2006
   1001036 Primary       SFR           360        352   57.78    5.875    2/1/2006   10/1/2006     1/1/2036    3,845.00    9/1/2006
   1038469 Primary       SFR           360        354   66.27    5.875    4/1/2006    9/1/2006     3/1/2036    2,433.23    8/1/2006
   1061598 Primary       SFR           360        355      80     6.25    5/1/2006   10/1/2006     4/1/2036    2,593.75    9/1/2006
   1097712 Primary       PUD           360        355      80      6.5    5/1/2006   10/1/2006     4/1/2036    2,907.51    9/1/2006
   1097866 Primary       SFR           360        355   69.93    5.875    5/1/2006   10/1/2006     4/1/2036    2,957.69    9/1/2006
   1100120 Primary       SFR           360        355   66.65        6    5/1/2006    9/1/2006     4/1/2036    3,132.50    8/1/2006
   1110733 Primary       SFR           360        356      70    6.375    6/1/2006    9/1/2006     5/1/2036    3,067.97    8/1/2006
   1111407 Primary       SFR           360        355      80      6.5    5/1/2006    9/1/2006     4/1/2036    2,621.67    8/1/2006
   1113089 Primary       PUD           360        355    72.9    6.375    5/1/2006   10/1/2006     4/1/2036    2,656.25    9/1/2006
   1122882 Primary       PUD           360        356   55.99    6.625    6/1/2006    9/1/2006     5/1/2036    4,157.19    8/1/2006
   1122943 Primary       PUD           360        356   69.95      6.5    6/1/2006    9/1/2006     5/1/2036    2,843.75    8/1/2006
   1058794 Primary       SFR           360        354      65     5.75    4/1/2006    9/1/2006     3/1/2036    3,893.23    8/1/2006
   1111439 Secondary     PUD           360        355      75    7.375    5/1/2006    9/1/2006     4/1/2036       966.6    8/1/2006
   1130191 Primary       SFR           360        357      65    6.375    7/1/2006    9/1/2006     6/1/2036    6,082.73    8/1/2006
  10456502 Primary       SFR           360        356   76.39        6    6/1/2006    9/1/2006     5/1/2036    6,875.00    8/1/2006
  10563087 Primary       2-Family      360        356   91.49        7    6/1/2006    9/1/2006     5/1/2036    2,860.80    8/1/2006
  10565561 Primary       SFR           360        356   65.82    6.375    6/1/2006   10/1/2006     5/1/2036    1,334.46    9/1/2006
  10566365 Primary       PUD           360        356    76.8     6.75    6/1/2006    9/1/2006     5/1/2036    2,789.62    8/1/2006
  10568355 Primary       PUD           360        356   88.83    6.875    6/1/2006    9/1/2006     5/1/2036    1,342.11    8/1/2006
  10573331 Primary       3-Family      360        354      80    8.625    4/1/2006   10/1/2006     3/1/2036    3,142.28    9/1/2006
  10573863 Primary       PUD           360        356   72.31    6.625    6/1/2006    9/1/2006     5/1/2036    3,009.46    8/1/2006
  10574111 Primary       Townhouse     360        356   74.26     6.25    6/1/2006    9/1/2006     5/1/2036      923.58    8/1/2006
  10574415 Primary       SFR           360        356   74.77    6.625    6/1/2006    9/1/2006     5/1/2036    1,555.96    8/1/2006
  10577203 Primary       SFR           360        356    70.1     6.25    6/1/2006    9/1/2006     5/1/2036    3,052.08    8/1/2006
  10577913 Primary       SFR           360        356      80    6.875    6/1/2006   10/1/2006     5/1/2036    2,619.83    9/1/2006
  10577961 Primary       SFR           360        356   86.72     6.75    6/1/2006    9/1/2006     5/1/2036    1,715.54    8/1/2006
  10577987 Primary       SFR           360        356      80    6.625    6/1/2006    9/1/2006     5/1/2036    2,200.11    8/1/2006
  10579131 Primary       SFR           360        355   52.18    6.625    5/1/2006   10/1/2006     4/1/2036    1,376.67    9/1/2006
  10579965 Primary       SFR           360        356      75      6.5    6/1/2006    9/1/2006     5/1/2036    2,408.18    8/1/2006
  10580433 Primary       SFR           360        356      80    6.625    6/1/2006    9/1/2006     5/1/2036    2,177.06    8/1/2006
  10580831 Primary       SFR           360        356   76.44    6.375    6/1/2006   10/1/2006     5/1/2036    1,740.60    9/1/2006
  10581349 Primary       SFR           360        356      85     6.75    6/1/2006   10/1/2006     5/1/2036      909.66    9/1/2006
  10582051 Primary       SFR           360        356      65     6.25    6/1/2006    9/1/2006     5/1/2036    2,001.08    8/1/2006
  10582103 Primary       PUD           360        356      70    6.625    6/1/2006    9/1/2006     5/1/2036    3,361.63    8/1/2006
  10584309 Primary       SFR           360        356      80      6.5    6/1/2006    9/1/2006     5/1/2036    1,542.25    8/1/2006
  10585063 Primary       SFR           360        356   55.75    6.625    6/1/2006   11/1/2006     5/1/2036    1,217.23   10/1/2006
  10585087 Primary       SFR           360        356   35.66      6.5    6/1/2006    9/1/2006     5/1/2036    1,580.17    8/1/2006
  10588199 Primary       SFR           360        356   87.76        7    6/1/2006    9/1/2006     5/1/2036    1,430.40    8/1/2006
  10588331 Primary       SFR           360        356      80     7.25    6/1/2006   10/1/2006     5/1/2036      998.16    9/1/2006
  10591907 Primary       SFR           360        356      80    7.375    6/1/2006   10/1/2006     5/1/2036    1,759.84    9/1/2006
  10597867 Primary       SFR           360        356      95    7.375    6/1/2006    9/1/2006     5/1/2036    1,321.89    8/1/2006
  10600277 Primary       SFR           360        356      80    6.875    6/1/2006    9/1/2006     5/1/2036    1,997.06    8/1/2006
  10605205 Primary       SFR           360        356    55.7    6.375    6/1/2006    9/1/2006     5/1/2036    1,372.51    8/1/2006
  10605647 Primary       SFR           360        356    42.5      6.5    6/1/2006    9/1/2006     5/1/2036    3,223.55    8/1/2006
  10610591 Primary       SFR           360        356      80      6.5    6/1/2006    9/1/2006     5/1/2036    1,197.90    8/1/2006
  10610687 Primary       SFR           360        356      80     6.75    6/1/2006   10/1/2006     5/1/2036      929.25    9/1/2006
  10610941 Primary       SFR           360        356      80    7.375    6/1/2006    9/1/2006     5/1/2036    2,486.43    8/1/2006
  10613101 Primary       SFR           360        356   63.64     6.25    6/1/2006    9/1/2006     5/1/2036    1,939.51    8/1/2006
  10613115 Primary       Condo         360        356   79.66     6.75    6/1/2006    9/1/2006     5/1/2036    1,524.21    8/1/2006
  10613259 Primary       SFR           360        356      80     7.25    6/1/2006    9/1/2006     5/1/2036    1,885.54    8/1/2006
  10620453 Secondary     SFR           360        356   68.82    6.875    6/1/2006    9/1/2006     5/1/2036    3,843.03    8/1/2006
  10620519 Primary       SFR           360        356      80      6.5    6/1/2006    9/1/2006     5/1/2036      996.67    8/1/2006
  10620621 Primary       SFR           360        356      80    6.875    6/1/2006    9/1/2006     5/1/2036    1,734.29    8/1/2006
  10623069 Primary       SFR           360        356      80     6.75    6/1/2006    9/1/2006     5/1/2036    3,165.16    8/1/2006
  10625239 Primary       SFR           360        356      70    6.625    6/1/2006    9/1/2006     5/1/2036    1,367.06    8/1/2006
  10626477 Primary       SFR           360        356      65     6.75    6/1/2006    9/1/2006     5/1/2036    1,960.39    8/1/2006
  10653291 Primary       SFR           360        357   79.17     6.75    7/1/2006    9/1/2006     6/1/2036      862.64    8/1/2006
  10656603 Primary       SFR           360        356      80    5.875    6/1/2006    9/1/2006     5/1/2036    7,406.06    8/1/2006
  10668645 Primary       SFR           360        357   79.35    6.625    7/1/2006    9/1/2006     6/1/2036    1,727.56    8/1/2006
  10674141 Primary       SFR           360        357   71.99      6.5    7/1/2006    9/1/2006     6/1/2036      514.19    8/1/2006
  10679001 Primary       SFR           360        357   88.52     6.75    7/1/2006    9/1/2006     6/1/2036      660.27    8/1/2006
  36262871 Primary       PUD           360        357      68      6.5    7/1/2006   10/1/2006     6/1/2036    1,958.05    9/1/2006
  33558107 Primary       SFR           360        357      80    6.125    7/1/2006    9/1/2006     6/1/2036    3,144.17    8/1/2006
  38284196 Primary       PUD           360        357      70     6.75    7/1/2006    9/1/2006     6/1/2036    3,740.63    8/1/2006
 203477120 Primary       SFR           360        357    37.2      6.5    7/1/2006    9/1/2006     6/1/2036    4,290.48    8/1/2006
  36646222 Primary       SFR           360        357   74.29    7.125    7/1/2006   10/1/2006     6/1/2036    3,859.38    9/1/2006
 203408760 Primary       SFR           360        356   61.35    6.875    6/1/2006    9/1/2006     5/1/2036    3,924.48    8/1/2006
 145002507 Primary       SFR           360        357   75.98     6.75    7/1/2006    9/1/2006     6/1/2036    3,150.00    8/1/2006
 203533716 Primary       SFR           360        357      80    6.125    7/1/2006    9/1/2006     6/1/2036    2,968.58    8/1/2006
 203560362 Primary       SFR           360        357   64.52     6.75    7/1/2006   10/1/2006     6/1/2036    6,485.98    9/1/2006
 203483151 Primary       PUD           360        357      80      6.5    7/1/2006    9/1/2006     6/1/2036    2,470.00    8/1/2006
 144380763 Primary       SFR           360        357      80     6.75    7/1/2006   10/1/2006     6/1/2036    2,970.00    9/1/2006
 203425970 Primary       2-Family      360        357   73.88    6.625    7/1/2006    9/1/2006     6/1/2036    2,732.81    8/1/2006
 203385380 Primary       SFR           360        357      75        7    7/1/2006    9/1/2006     6/1/2036    7,875.00    8/1/2006
 203599360 Primary       SFR           360        357      80    6.875    7/1/2006    9/1/2006     6/1/2036    2,995.60    8/1/2006
 203556600 Primary       SFR           360        357   69.52     6.75    7/1/2006    9/1/2006     6/1/2036    3,656.25    8/1/2006
 144967742 Primary       SFR           360        357   59.64    6.375    7/1/2006    9/1/2006     6/1/2036    2,629.69    8/1/2006
 203558572 Primary       SFR           360        357   77.91     6.75    7/1/2006    9/1/2006     6/1/2036    3,571.88    8/1/2006
 203238316 Primary       SFR           360        356   47.06    6.375    6/1/2006   10/1/2006     5/1/2036    2,382.66    9/1/2006
 203521133 Primary       Condo         360        357      80     6.75    7/1/2006   10/1/2006     6/1/2036    2,695.50    9/1/2006
 203437702 Primary       PUD           360        357      80      6.5    7/1/2006    9/1/2006     6/1/2036    4,259.67    8/1/2006
 203341904 Primary       SFR           360        357   60.37     6.25    7/1/2006   10/1/2006     6/1/2036    3,403.72    9/1/2006
 203572201 Primary       SFR           360        357   27.28    6.625    7/1/2006    9/1/2006     6/1/2036    2,357.40    8/1/2006
 203531934 Primary       PUD           360        357      80     6.25    7/1/2006   10/1/2006     6/1/2036    2,374.48    9/1/2006
 203517867 Primary       PUD           360        357      80      6.5    7/1/2006    9/1/2006     6/1/2036    2,535.00    8/1/2006
 203547310 Primary       SFR           360        357      85    6.625    7/1/2006   10/1/2006     6/1/2036    3,491.37    9/1/2006
 203560974 Primary       PUD           360        357   69.94    6.375    7/1/2006    9/1/2006     6/1/2036    3,176.61    8/1/2006
 203447271 Primary       PUD           360        357      65    6.375    7/1/2006    9/1/2006     6/1/2036    3,902.03    8/1/2006
 144774247 Primary       PUD           360        356    62.5    6.375    6/1/2006   10/1/2006     5/1/2036    5,312.50    9/1/2006
 144848843 Primary       SFR           360        357      80    6.625    7/1/2006    9/1/2006     6/1/2036    3,422.92    8/1/2006
 203464763 Primary       PUD           360        357      80    6.625    7/1/2006    9/1/2006     6/1/2036    4,884.83    8/1/2006
 144076486 Primary       PUD           360        357   66.67      6.5    7/1/2006    9/1/2006     6/1/2036    5,416.67    8/1/2006
 144865714 Primary       SFR           360        357      80    6.875    7/1/2006    9/1/2006     6/1/2036    3,116.67    8/1/2006
 203441118 Primary       PUD           360        356   77.22    6.625    6/1/2006    9/1/2006     5/1/2036    3,069.58    8/1/2006
 144995453 Primary       SFR           360        357   51.05    6.625    7/1/2006   10/1/2006     6/1/2036    3,100.50    9/1/2006
 203481551 Primary       SFR           360        357   78.18     6.75    7/1/2006    9/1/2006     6/1/2036    3,144.38    8/1/2006
 203567227 Primary       SFR           360        357   61.29    6.875    7/1/2006   10/1/2006     6/1/2036    2,721.35    9/1/2006
 144994795 Primary       SFR           360        357   68.68    6.625    7/1/2006    9/1/2006     6/1/2036    4,019.17    8/1/2006
 203421938 Primary       SFR           360        357   64.81    6.625    7/1/2006   10/1/2006     6/1/2036    2,826.67    9/1/2006
 203380076 Primary       SFR           360        356   61.83      6.5    6/1/2006    9/1/2006     5/1/2036    2,562.08    8/1/2006
 145169439 Primary       PUD           360        357   52.73      6.5    7/1/2006    9/1/2006     6/1/2036    3,666.00    8/1/2006
 203482799 Primary       SFR           360        356   68.63    6.625    6/1/2006    9/1/2006     5/1/2036    2,898.44    8/1/2006
 203446513 Primary       PUD           360        357   61.72    6.625    7/1/2006    9/1/2006     6/1/2036    4,361.46    8/1/2006
 203308564 Primary       SFR           360        357   79.15      6.5    7/1/2006    9/1/2006     6/1/2036    3,044.17    8/1/2006
 144995792 Primary       SFR           360        357   75.16    6.875    7/1/2006    9/1/2006     6/1/2036    3,466.15    8/1/2006
 203536800 Primary       SFR           360        357      80        6    7/1/2006    9/1/2006     6/1/2036    2,180.00    8/1/2006
 145002580 Primary       SFR           360        357      80    6.625    7/1/2006    9/1/2006     6/1/2036    3,807.17    8/1/2006
 203508791 Primary       PUD           360        357   58.13    6.875    7/1/2006    9/1/2006     6/1/2036    2,497.92    8/1/2006
 144107695 Primary       PUD           360        357   46.51      6.5    7/1/2006    9/1/2006     6/1/2036    4,837.08    8/1/2006
 203594213 Primary       SFR           360        357      80    6.875    7/1/2006    9/1/2006     6/1/2036    3,025.00    8/1/2006
 203412838 Primary       SFR           360        356      80    6.125    6/1/2006    9/1/2006     5/1/2036    3,127.82    8/1/2006
 203393558 Primary       SFR           360        357   77.42    6.875    7/1/2006   10/1/2006     6/1/2036    3,437.50    9/1/2006
 203526603 Primary       SFR           360        357   74.53     6.25    7/1/2006    9/1/2006     6/1/2036    3,125.00    8/1/2006
 203418850 Primary       PUD           360        356   69.77    6.125    6/1/2006   11/1/2006     5/1/2036    3,827.10   10/1/2006
 144869419 Investor      SFR           360        357   64.15     6.25    7/1/2006    9/1/2006     6/1/2036    2,171.88    8/1/2006
 203412911 Primary       SFR           360        357   67.73    6.125    7/1/2006    9/1/2006     6/1/2036    3,062.50    8/1/2006
 203596507 Primary       SFR           360        357   67.71        7    7/1/2006    9/1/2006     6/1/2036    3,791.67    8/1/2006
 203469820 Primary       SFR           360        357   79.69     6.75    7/1/2006    9/1/2006     6/1/2036    2,868.75    8/1/2006
 203416052 Primary       SFR           360        356   75.98    6.625    6/1/2006    9/1/2006     5/1/2036    2,567.19    8/1/2006
 143839793 Primary       SFR           360        354   39.71    6.125    4/1/2006    9/1/2006     3/1/2036    3,547.40    8/1/2006
 203386206 Primary       PUD           360        356      80    6.625    6/1/2006    9/1/2006     5/1/2036    2,738.33    8/1/2006
 203487004 Primary       SFR           360        357      80      6.5    7/1/2006    9/1/2006     6/1/2036    2,426.13    8/1/2006
 203350400 Primary       SFR           360        356      80      6.5    6/1/2006    9/1/2006     5/1/2036    2,275.00    8/1/2006
 203479324 Primary       SFR           360        357   70.42      6.5    7/1/2006    9/1/2006     6/1/2036    2,746.25    8/1/2006
 144869781 Primary       PUD           360        357   68.59    6.625    7/1/2006    9/1/2006     6/1/2036    3,616.15    8/1/2006
 203479571 Primary       SFR           360        357   64.99     6.25    7/1/2006    9/1/2006     6/1/2036    2,697.92    8/1/2006
 144767589 Primary       PUD           360        357   74.93      6.5    7/1/2006    9/1/2006     6/1/2036    2,800.42    8/1/2006
 145164687 Primary       SFR           360        357   59.09    6.625    7/1/2006    9/1/2006     6/1/2036    3,588.54    8/1/2006
 203544200 Primary       SFR           360        357      80     6.75    7/1/2006   10/1/2006     6/1/2036    4,635.00    9/1/2006
 144959384 Primary       SFR           360        357      80    6.625    7/1/2006    9/1/2006     6/1/2036    3,021.00    8/1/2006
 203413745 Primary       SFR           360        357      80      6.5    7/1/2006   10/1/2006     6/1/2036    3,163.33    9/1/2006
 203404371 Primary       SFR           360        357      80    6.125    7/1/2006   10/1/2006     6/1/2036    2,637.83    9/1/2006
 203376181 Primary       SFR           360        357    56.8    6.625    7/1/2006   10/1/2006     6/1/2036    3,919.79    9/1/2006
 144721743 Primary       SFR           360        357      65    6.875    7/1/2006    9/1/2006     6/1/2036    8,822.33    8/1/2006
 203357728 Primary       SFR           360        356   67.18    6.125    6/1/2006    9/1/2006     5/1/2036    2,245.83    8/1/2006
 144728219 Primary       SFR           360        357      75    6.625    7/1/2006   10/1/2006     6/1/2036    3,047.50    9/1/2006
 145168068 Primary       SFR           360        357    62.2     6.75    7/1/2006    9/1/2006     6/1/2036    4,034.29    8/1/2006
 144969805 Primary       SFR           360        357      75      6.5    7/1/2006    9/1/2006     6/1/2036    2,600.00    8/1/2006
 203530480 Primary       PUD           360        357   53.73     6.75    7/1/2006    9/1/2006     6/1/2036    4,050.00    8/1/2006
 145217337 Primary       SFR           360        357   61.34    6.875    7/1/2006    9/1/2006     6/1/2036    2,389.64    8/1/2006
 144554748 Primary       PUD           360        357   78.06     6.75    7/1/2006    9/1/2006     6/1/2036    2,801.25    8/1/2006
 203455852 Primary       SFR           360        357   64.36    6.875    7/1/2006    9/1/2006     6/1/2036    3,723.96    8/1/2006
 145226205 Primary       SFR           360        357      75     6.75    7/1/2006    9/1/2006     6/1/2036    3,227.34    8/1/2006
 144726346 Primary       SFR           360        357      70    6.875    7/1/2006    9/1/2006     6/1/2036    4,598.51    8/1/2006
 144987229 Primary       Condo         360        357   36.18     6.75    7/1/2006    9/1/2006     6/1/2036    3,093.75    8/1/2006
 203482419 Primary       SFR           360        357   61.43    6.875    7/1/2006    9/1/2006     6/1/2036    2,824.80    8/1/2006
 145168357 Primary       SFR           360        357   60.23    6.875    7/1/2006   10/1/2006     6/1/2036    3,036.46    9/1/2006
  33958240 Primary       SFR           360        357   68.15     6.75    7/1/2006   10/1/2006     6/1/2036    5,175.00    9/1/2006
  34403535 Primary       SFR           360        357      80    6.625    7/1/2006   10/1/2006     6/1/2036    3,191.31    9/1/2006
 144655065 Primary       PUD           360        357      80    6.625    7/1/2006    9/1/2006     6/1/2036    3,180.00    8/1/2006
 203490438 Primary       SFR           360        357   62.56     6.75    7/1/2006    9/1/2006     6/1/2036    3,166.88    8/1/2006
  47466586 Investor      SFR           240        234      70    7.375    4/1/2006   10/1/2006     3/1/2026    3,630.75    9/1/2006
 634425284 Investor      2-Family      360        353   54.93    6.625    3/1/2006   10/1/2006     2/1/2036    4,572.46    9/1/2006
 741742746 Primary       PUD           360        358      80     6.75    8/1/2006    9/1/2006     7/1/2036    2,796.75    8/1/2006
3010008070 Primary       SFR           360        359    62.5    7.625    9/1/2006    9/1/2006     8/1/2036    3,538.97    9/1/2006
3010076283 Primary       PUD           360        359      80    6.875    9/1/2006    9/1/2006     8/1/2036    2,969.32    9/1/2006
3010137564 Primary       PUD           360        358      80        7    8/1/2006    9/1/2006     7/1/2036    4,896.63    8/1/2006
3010137846 Primary       SFR           360        359      80     6.25    9/1/2006    9/1/2006     8/1/2036    3,448.02    9/1/2006
3010234627 Primary       SFR           360        358      80     6.75    8/1/2006    9/1/2006     7/1/2036    5,813.26    8/1/2006
3010242927 Secondary     Condo         360        358      80    6.875    8/1/2006    9/1/2006     7/1/2036    3,941.57    8/1/2006
3010244493 Secondary     SFR           360        359      80     6.75    9/1/2006    9/1/2006     8/1/2036    3,502.43    9/1/2006
3010245409 Primary       SFR           360        358   69.66     6.75    8/1/2006    9/1/2006     7/1/2036    8,399.35    8/1/2006
3010265035 Primary       SFR           360        358      80        7    8/1/2006    9/1/2006     7/1/2036    3,566.02    8/1/2006
3010433377 Primary       SFR           360        359      80    6.875    9/1/2006   11/1/2006     8/1/2036    4,125.51   10/1/2006
3061832543 Primary       SFR           360        358      70    6.875    8/1/2006    9/1/2006     7/1/2036    8,626.79    8/1/2006
3062130525 Primary       SFR           360        357      80     6.75    7/1/2006    9/1/2006     6/1/2036    3,839.70    8/1/2006
3062147040 Primary       SFR           360        357      80    6.875    7/1/2006    9/1/2006     6/1/2036    4,270.04    8/1/2006
3062160647 Primary       PUD           360        355   73.68     6.75    5/1/2006   10/1/2006     4/1/2036    3,632.15    9/1/2006
3062173806 Primary       SFR           360        358      80     6.75    8/1/2006    9/1/2006     7/1/2036    5,188.78    8/1/2006
3062191907 Primary       SFR           360        359      80    7.125    9/1/2006    9/1/2006     8/1/2036    3,503.34    9/1/2006
3062484435 Primary       PUD           360        359      80        7    9/1/2006   10/1/2006     8/1/2036    4,087.09    9/1/2006
3062596790 Primary       PUD           360        359      95      7.5    9/1/2006    9/1/2006     8/1/2036    3,487.33    9/1/2006
3062714120 Primary       SFR           360        359      80    6.875    9/1/2006    9/1/2006     8/1/2036    4,945.36    9/1/2006
3062779040 Primary       SFR           360        358      80    6.625    8/1/2006   10/1/2006     7/1/2036    4,789.53    9/1/2006
3062779289 Primary       SFR           360        358      80        7    8/1/2006    9/1/2006     7/1/2036    2,911.10    8/1/2006
3062780048 Primary       SFR           360        359      80    6.875    9/1/2006   10/1/2006     8/1/2036    3,048.15    9/1/2006
3062804400 Primary       SFR           360        359      80    6.875    9/1/2006    9/1/2006     8/1/2036    2,744.64    9/1/2006
3062904788 Primary       SFR           360        358   79.98      6.5    8/1/2006    9/1/2006     7/1/2036    3,038.35    8/1/2006
3062940162 Primary       SFR           360        358      80    7.125    8/1/2006    9/1/2006     7/1/2036    2,829.62    8/1/2006
3062996545 Primary       SFR           360        358      80    6.625    8/1/2006   10/1/2006     7/1/2036    2,996.66    9/1/2006
3063007664 Primary       PUD           360        359      80     6.25    9/1/2006    9/1/2006     8/1/2036    2,950.52    9/1/2006
3063045938 Primary       SFR           360        359      80      6.5    9/1/2006    9/1/2006     8/1/2036    3,514.30    9/1/2006
3063098655 Primary       Condo         360        359   48.37        7    9/1/2006   10/1/2006     8/1/2036    3,459.57    9/1/2006
3063176238 Primary       PUD           360        359      70        7    9/1/2006   10/1/2006     8/1/2036    9,314.24    9/1/2006
3063196731 Primary       SFR           360        358      70    7.375    8/1/2006    9/1/2006     7/1/2036    9,427.72    8/1/2006
1636149633 Primary       SFR           360        353      80    6.375    3/1/2006    9/1/2006     2/1/2036    2,844.85    8/1/2006
1844461915 Primary       SFR           360        355      80     6.25    5/1/2006    9/1/2006     4/1/2036    3,694.31    8/1/2006
1845508945 Primary       SFR           360        355   66.27     6.25    5/1/2006   10/1/2006     4/1/2036    3,386.44    9/1/2006
 144674223 Primary       SFR           360        355   69.04     6.25    5/1/2006    9/1/2006     4/1/2036    3,337.19    8/1/2006
 203375506 Primary       Condo         360        356      70     6.25    6/1/2006    9/1/2006     5/1/2036    5,104.17    8/1/2006
 148786122 Primary       SFR           360        353      80     6.25    3/1/2006    9/1/2006     2/1/2036    2,881.56    8/1/2006
 150367779 Primary       SFR           360        355    75.8     6.25    5/1/2006   10/1/2006     4/1/2036    3,385.14    9/1/2006
 150496172 Primary       SFR           360        355   74.97     6.25    5/1/2006    9/1/2006     4/1/2036    2,947.92    8/1/2006
 151067576 Secondary     SFR           360        356   69.05    6.375    6/1/2006    9/1/2006     5/1/2036    5,311.97    8/1/2006
 151597283 Primary       SFR           360        355   66.67     6.25    5/1/2006    9/1/2006     4/1/2036    3,643.99    8/1/2006
 151707056 Primary       SFR           360        355      80     6.25    5/1/2006   10/1/2006     4/1/2036    3,125.00    9/1/2006
   1174321 Investor      SFR           360        357      90    7.375    7/1/2006    9/1/2006     6/1/2036      640.26    8/1/2006
   1049754 Primary       SFR           360        355      80        7    5/1/2006   10/1/2006     4/1/2036    2,800.00    9/1/2006
   1119441 Primary       SFR           360        356      66      6.5    6/1/2006    9/1/2006     5/1/2036    3,128.74    8/1/2006
   1201254 Primary       SFR           360        357   64.12        7    7/1/2006   10/1/2006     6/1/2036    3,625.90    9/1/2006
   1187841 Primary       SFR           360        357      80    7.375    7/1/2006    9/1/2006     6/1/2036    3,895.41    8/1/2006
   1163688 Primary       SFR           360        357      80        7    7/1/2006    9/1/2006     6/1/2036    4,299.18    8/1/2006
   1209838 Primary       SFR           360        357    72.4     6.75    7/1/2006    9/1/2006     6/1/2036    3,028.95    8/1/2006
   1154796 Primary       PUD           360        357   57.26        7    7/1/2006    9/1/2006     6/1/2036    3,150.00    8/1/2006
   1182958 Primary       SFR           360        357   79.94    6.875    7/1/2006    9/1/2006     6/1/2036    3,689.31    8/1/2006
8000510191 Primary       SFR           360        356      42     7.25    6/1/2006    9/1/2006     5/1/2036    1,268.75    8/1/2006

  LOANID         OBAL          COBAL          PURPOSE       DOC          SERVICER           OAPPVAL         ODATE   PPEN    GROUP
6095457625     435,367.00    427,219.15   Purchase     Full       Bank of America          612,000.00     5/24/2004 N         1
3303049146     429,300.00    424,249.77   Purchase     Full       Bank of America          480,000.00     9/16/2005 N         1
6100289823     682,800.00    674,952.05   Purchase     Full       Bank of America          856,000.00     9/26/2005 N         1
1001870497     540,400.00    537,870.70   C/O Refi     SIVA       Wells Fargo              772,000.00      3/3/2006 N         1
1001870839     487,000.00    484,774.75   R/T Refi     SIVA       Wells Fargo              750,000.00     3/13/2006 N         1
   1172473     159,920.00    159,718.25   Purchase     Full       Wells Fargo              199,900.00     4/13/2006 N         1
   1193019     518,000.00    518,000.00   Purchase     Full       Wells Fargo              675,000.00     4/11/2006 N         1
   1194016     815,000.00    811,423.62   C/O Refi     SIVA       Wells Fargo            1,100,000.00     3/23/2006 N         1
   1208563     235,000.00    234,101.09   C/O Refi     SIVA       Wells Fargo              405,000.00      4/7/2006 N         1
   1213301     516,000.00    516,000.00   C/O Refi     Full       Wells Fargo              645,000.00      4/6/2006 N         1
   1219145     424,000.00    422,015.48   R/T Refi     SIVA       Wells Fargo              530,000.00      4/7/2006 N         1
   1219816     950,000.00    950,000.00   C/O Refi     Full       Wells Fargo            1,375,000.00      4/7/2006 N         1
   1220013     889,050.00    885,729.89   R/T Refi     SIVA       Wells Fargo            1,600,000.00     4/10/2006 N         1
   1222492     715,000.00    715,000.00   C/O Refi     SIVA       Wells Fargo            1,100,000.00     3/27/2006 N         1
   1224986     664,930.00    662,505.96   Purchase     SIVA       Wells Fargo              954,000.00      4/6/2006 N         1
   1229309     440,000.00    438,354.05   C/O Refi     Full       Wells Fargo              768,000.00      4/5/2006 N         1
   1230841     244,000.00    243,066.68   Purchase     SIVA       Wells Fargo              310,000.00     4/10/2006 N         1
   1231656     427,000.00    425,405.40   C/O Refi     SIVA       Wells Fargo              585,000.00      4/1/2006 N         1
   1231703     224,000.00    222,736.09   C/O Refi     SIVA       Wells Fargo              280,000.00      4/7/2006 N         1
   1235049     500,000.00    497,603.05   Purchase     SIVA       Wells Fargo              949,000.00     3/28/2006 N         1
   1237117     490,000.00    488,170.14   C/O Refi     SIVA       Wells Fargo              630,000.00      4/6/2006 N         1
   1240607     204,500.00    203,823.63   R/T Refi     SIVA       Wells Fargo              260,000.00      4/7/2006 N         1
   1241593     150,000.00    147,212.88   C/O Refi     SIVA       Wells Fargo              410,000.00      4/7/2006 N         1
   1248359     235,000.00    235,000.00   R/T Refi     Full       Wells Fargo              250,000.00     4/11/2006 N         1
   1253592     266,000.00    266,000.00   C/O Refi     SIVA       Wells Fargo              360,000.00     4/11/2006 N         1
 593158900     303,750.00    302,191.10   C/O Refi     SIVA       GMAC                     405,000.00      4/5/2006 N         1
 591719208     344,200.00    342,307.56   C/O Refi     SIVA       GMAC                     555,000.00      3/1/2006 N         1
  40558295     544,000.00    542,016.82   Purchase     Full       Wells Fargo              680,000.00     4/17/2006 N         1
3061893420     455,000.00    452,970.50   C/O Refi     Full       WAMU                     705,000.00      3/8/2006 N         1
3061958579     460,000.00    458,402.38   Purchase     Full       WAMU                     575,000.00     4/13/2006 N         1
3050797509     560,000.00    553,248.44   C/O Refi     Full       WAMU                     767,500.00      8/5/2005 N         1
3061574772     810,000.00    806,558.33   Purchase     Full       WAMU                   1,080,000.00     3/23/2006 N         1
 642300172     566,000.00    557,661.41   R/T Refi     Full       WAMU                     707,500.00      1/6/2006 N         1
 641719489     542,400.00    535,582.25   R/T Refi     Full       WAMU                     725,000.00     8/24/2005 N         1
 642258032     484,400.00    481,923.05   Purchase     Full       WAMU                     570,000.00     2/15/2006 N         1
 642253314     707,000.00    703,064.10   R/T Refi     Full       WAMU                     950,000.00     2/27/2006 N         1
 642384473     529,600.00    527,622.26   R/T Refi     Full       WAMU                     663,000.00      4/3/2006 N         1
 641608245     508,800.00    503,371.78   R/T Refi     Full       WAMU                     636,000.00    10/12/2005 N         1
   4570864     500,000.00    499,920.00   Purchase     Full       NatCity                  675,000.00      3/9/2006 N         1
1001876775     460,800.00    459,120.13   C/O Refi     Full       Wells Fargo              576,000.00     3/31/2006 N         1
   1053094     711,998.00    711,331.33   Purchase     Full       Wells Fargo              910,000.00     4/26/2006 N         1
   1151722     146,755.00    145,763.20   Purchase     Full       Wells Fargo              192,000.00     11/4/2005 Y         1
   1176839     216,000.00    215,064.99   C/O Refi     SIVA       Wells Fargo              375,000.00     4/20/2006 N         1
   1183743     732,000.00    731,600.01   Purchase     Full       Wells Fargo              920,000.00      5/1/2006 N         1
   1202870     111,100.00    110,741.45   R/T Refi     SIVA       Wells Fargo              135,000.00     4/25/2006 N         1
   1206379     975,000.00    971,695.25   C/O Refi     SIVA       Wells Fargo            1,500,000.00     4/24/2006 N         1
   1211567     496,000.00    494,235.03   C/O Refi     SIVA       Wells Fargo              620,000.00     4/25/2006 N         1
   1224384     460,000.00    459,800.00   C/O Refi     SIVA       Wells Fargo              620,000.00     4/20/2006 N         1
   1233727     122,000.00    122,000.00   Purchase     Full       Wells Fargo              134,000.00      5/4/2006 N         1
   1237205     449,429.00    447,750.50   Purchase     SIVA       Wells Fargo              561,787.00     4/26/2006 N         1
   1237458     151,590.00    151,590.00   Purchase     Full       Wells Fargo              163,000.00     4/28/2006 N         1
   1238097     770,000.00    767,048.88   Purchase     SIVA       Wells Fargo            1,100,000.00      5/3/2006 N         1
   1238489     165,000.00    164,480.47   R/T Refi     SIVA       Wells Fargo              220,000.00     4/24/2006 N         1
   1241024     290,000.00    290,000.00   C/O Refi     Full       Wells Fargo              400,000.00     4/27/2006 N         1
   1242583     423,000.00    421,093.99   C/O Refi     SIVA       Wells Fargo              800,000.00     4/24/2006 N         1
   1245190     374,000.00    372,669.16   C/O Refi     SIVA       Wells Fargo              468,000.00     4/25/2006 N         1
   1245419     287,920.00    287,920.00   Purchase     Full       Wells Fargo              370,000.00     4/27/2006 N         1
   1246117     600,000.00    594,501.19   C/O Refi     SIVA       Wells Fargo            1,050,000.00     4/25/2006 N         1
   1246540     229,600.00    229,600.00   R/T Refi     SIVA       Wells Fargo              400,000.00     4/24/2006 N         1
   1250260     179,000.00    178,358.28   C/O Refi     SIVA       Wells Fargo              225,000.00     4/14/2006 N         1
   1252498     540,000.00    539,943.42   C/O Refi     Full       Wells Fargo              730,000.00     4/20/2006 N         1
   1254977     195,000.00    194,980.01   C/O Refi     Full       Wells Fargo              247,000.00     4/27/2006 N         1
   1255486     199,500.00    199,500.00   R/T Refi     Full       Wells Fargo              285,000.00     4/28/2006 N         1
   1255695      80,000.00     79,754.26   R/T Refi     SIVA       Wells Fargo              104,000.00     4/28/2006 N         1
   1256367     559,500.00    559,499.98   R/T Refi     SIVA       Wells Fargo              804,000.00      5/3/2006 N         1
   1257317     220,000.00    219,442.35   C/O Refi     SIVA       Wells Fargo              361,000.00      5/9/2006 N         1
   1257652     193,000.00    192,522.63   C/O Refi     SIVA       Wells Fargo              281,000.00      5/3/2006 N         1
   1258289     550,000.00    547,636.16   Purchase     SIVA       Wells Fargo              570,000.00     4/27/2006 N         1
   1258358     320,000.00    320,000.00   C/O Refi     Full       Wells Fargo              540,000.00     4/25/2006 N         1
   1259149     214,400.00    213,854.89   C/O Refi     SIVA       Wells Fargo              268,000.00     4/27/2006 N         1
   1260223     496,000.00    495,965.35   Purchase     SIVA       Wells Fargo              620,000.00      5/5/2006 N         1
   1260447     650,000.00    650,000.00   C/O Refi     SIVA       Wells Fargo              935,000.00     4/21/2006 N         1
   1260913     106,000.00    105,710.98   Purchase     SIVA       Wells Fargo              132,700.00      5/9/2006 N         1
   1261448   2,000,000.00  1,994,805.00   R/T Refi     Full       Wells Fargo            3,500,000.00      5/8/2006 N         1
   1261792     745,359.00    745,358.10   R/T Refi     Full       Wells Fargo              975,000.00     4/26/2006 N         1
   1262334      95,500.00     95,184.15   R/T Refi     SIVA       Wells Fargo              125,000.00     4/21/2006 N         1
   1263223     409,500.00    409,499.98   Purchase     Full       Wells Fargo              455,000.00     4/26/2006 N         1
   1263452     577,500.00    577,500.00   R/T Refi     Full       Wells Fargo              725,000.00     4/24/2006 N         1
   1265266     275,500.00    274,543.15   C/O Refi     SIVA       Wells Fargo              350,000.00     4/24/2006 N         1
   1267074     710,000.00    707,411.68   Purchase     SIVA       Wells Fargo            1,100,000.00     4/21/2006 N         1
   1272070     560,000.00    557,420.44   C/O Refi     SIVA       Wells Fargo              700,000.00     4/15/2006 N         1
   1276402     112,000.00    111,598.61   Purchase     SIVA       Wells Fargo              140,500.00      5/5/2006 N         1
4677797627     840,000.00    835,753.79   C/O Refi     SIVA       Wells Fargo            1,050,000.00     4/11/2006 N         1
4677742750     436,800.00    435,245.66   C/O Refi     SIVA       Wells Fargo              600,000.00     4/12/2006 N         1
4677884376     952,000.00    948,529.45   C/O Refi     SIVA       Wells Fargo            1,190,000.00     4/25/2006 N         1
4677347661     650,000.00    648,311.62   C/O Refi     SIVA       Wells Fargo              840,000.00     4/28/2006 N         1
4677946868     699,300.00    696,871.26   C/O Refi     SIVA       Wells Fargo              875,000.00      5/4/2006 N         1
4677927418     660,000.00    658,326.98   C/O Refi     SIVA       Wells Fargo              825,000.00      5/8/2006 N         1
4677457149     572,000.00    570,061.19   C/O Refi     SIVA       Wells Fargo              954,000.00     4/10/2006 N         1
4677627120     600,000.00    600,000.00   C/O Refi     SIVA       Wells Fargo              750,000.00     4/10/2006 N         1
4677779168     458,100.00    456,994.44   C/O Refi     SIVA       Wells Fargo              585,000.00      5/3/2006 N         1
 633344171     435,000.00    426,275.31   C/O Refi     Full       WAMU                   1,080,000.00     4/27/2005 N         1
3062690866     560,000.00    558,055.07   C/O Refi     SIVA       WAMU                     700,000.00      5/5/2006 N         1
3060282179     425,000.00    421,791.72   C/O Refi     No Ratio   WAMU                     585,000.00    12/29/2005 N         1
3060648114     846,000.00    837,782.04   R/T Refi     SIVA       WAMU                   1,250,000.00     11/8/2005 N         1
3060995093     450,000.00    447,531.51   R/T Refi     SIVA       WAMU                     543,000.00     2/24/2006 N         1
3061016576     495,208.00    493,052.06   C/O Refi     SIVA       WAMU                     580,000.00     3/27/2006 N         1
3061400184     465,000.00    463,821.29   C/O Refi     SIVA       WAMU                     595,000.00     5/11/2006 N         1
3061480103     427,000.00    425,517.02   R/T Refi     No Ratio   WAMU                     505,000.00     4/12/2006 N         1
3061673236     475,000.00    472,325.04   C/O Refi     SIVA       WAMU                     705,000.00      3/3/2006 N         1
3061675264     500,000.00    497,715.35   C/O Refi     SIVA       WAMU                     790,000.00     3/14/2006 N         1
3061722025     533,500.00    531,647.11   C/O Refi     SIVA       WAMU                     690,000.00     4/24/2006 N         1
3061817726     785,000.00    780,684.03   C/O Refi     SIVA       WAMU                   1,300,000.00      3/2/2006 N         1
3061958074     640,000.00    637,777.21   C/O Refi     SIVA       WAMU                     800,000.00     4/26/2006 N         1
3062129139     754,000.00    751,381.29   C/O Refi     SIVA       WAMU                   1,330,000.00     4/26/2006 N         1
3062143700     630,000.00    627,864.64   R/T Refi     SIVA       WAMU                     900,000.00      5/3/2006 N         1
3062155126     614,250.00    611,843.59   R/T Refi     SIVA       WAMU                   1,040,000.00     4/20/2006 N         1
3062155738     500,000.00    498,248.21   C/O Refi     SIVA       WAMU                     805,000.00     4/25/2006 N         1
3062165117     560,000.00    558,007.29   R/T Refi     SIVA       WAMU                     975,000.00      5/1/2006 N         1
3062199470     634,000.00    631,103.07   Purchase     SIVA       WAMU                     930,000.00      4/5/2006 N         1
3062378413     760,000.00    757,360.44   R/T Refi     SIVA       WAMU                     965,000.00      5/3/2006 N         1
3062383777     468,000.00    466,374.58   C/O Refi     SIVA       WAMU                     600,000.00      5/2/2006 N         1
3062395433     537,500.00    534,286.48   C/O Refi     SIVA       WAMU                     672,000.00      5/2/2006 N         1
3062484369     840,000.00    837,870.75   C/O Refi     SIVA       WAMU                   1,120,000.00     5/12/2006 N         1
3062502129     664,000.00    662,275.26   R/T Refi     SIVA       WAMU                     830,000.00      5/9/2006 N         1
3062749134     650,000.00    648,352.35   C/O Refi     SIVA       WAMU                   1,100,000.00     5/17/2006 N         1
3062806405     460,000.00    458,805.15   R/T Refi     SIVA       WAMU                     595,000.00      5/8/2006 N         1
3063035970   1,260,000.00  1,256,083.61   Purchase     Full       WAMU                   1,575,000.00     5/25/2006 N         1
3061242701     566,000.00    564,034.21   R/T Refi     SIVA       WAMU                     735,000.00     4/18/2006 N         1
3062225622     457,500.00    455,949.31   C/O Refi     SIVA       WAMU                     610,000.00     4/27/2006 N         1
3062227412     650,000.00    647,742.48   Purchase     SIVA       WAMU                   1,125,000.00     4/20/2006 N         1
3061161372     686,000.00    683,085.20   R/T Refi     SIVA       WAMU                   1,210,000.00      4/5/2006 N         1
3061746651   1,260,000.00  1,256,959.22   R/T Refi     SIVA       WAMU                   1,800,000.00     5/16/2006 N         1
3061774562   1,500,000.00  1,494,915.80   C/O Refi     SIVA       WAMU                   2,800,000.00     4/24/2006 N         1
3062405620     556,500.00    555,054.49   Purchase     SIVA       WAMU                     730,000.00     5/10/2006 N         1
3062616580     850,000.00    847,792.13   R/T Refi     SIVA       WAMU                   1,690,000.00      5/8/2006 N         1
3062404193     625,000.00    618,850.35   R/T Refi     SIVA       WAMU                   1,100,000.00      5/8/2006 N         1
3061183665   1,000,000.00    995,009.52   C/O Refi     SIVA       WAMU                   1,450,000.00     2/23/2006 N         1
 642665376     425,700.00    424,148.11   R/T Refi     Full       WAMU                     473,000.00     4/27/2006 N         1
 642661029     456,000.00    454,926.39   Purchase     Full       WAMU                     585,000.00      5/3/2006 N         1
3061122952     500,000.00    498,763.29   C/O Refi     SIVA       WAMU                     645,000.00     5/15/2006 N         1
3061794693     552,000.00    549,128.95   R/T Refi     SIVA       WAMU                     670,000.00     4/24/2006 N         1
3062081017     520,000.00    518,237.48   R/T Refi     SIVA       WAMU                     810,000.00     4/26/2006 N         1
3062693274     550,000.00    548,500.30   C/O Refi     SIVA       WAMU                     755,000.00     5/12/2006 N         1
3061840595   2,915,000.00  2,904,875.96   C/O Refi     SIVA       WAMU                   5,000,000.00     4/26/2006 N         1
3061848309     425,000.00    423,038.86   Purchase     SIVA       WAMU                     570,000.00      4/4/2006 N         1
3061848572   1,500,000.00  1,494,662.32   Purchase     Full       WAMU                   2,300,000.00     4/24/2006 N         1
3061862698     465,500.00    464,230.69   Purchase     No Ratio   WAMU                     500,000.00      5/4/2006 N         1
3062336718     417,001.00    415,498.02   Purchase     SIVA       WAMU                     550,000.00     4/17/2006 N         1
3061518019     625,000.00    622,212.30   Purchase     SIVA       WAMU                     785,000.00      4/4/2006 N         1
3062354174     550,000.00    547,894.26   R/T Refi     SIVA       WAMU                   1,150,000.00      5/3/2006 N         1
3061442921     646,000.00    644,588.39   C/O Refi     SIVA       WAMU                     862,000.00      5/8/2006 N         1
 712604628     650,000.00    646,936.39   C/O Refi     SIVA       WAMU                   1,175,000.00     3/13/2006 N         1
    916072     397,000.00    392,978.60   R/T Refi     SIVA       Wells Fargo              483,000.00     9/14/2005 N         1
    916273     463,000.00    458,037.39   R/T Refi     SIVA       Wells Fargo              737,750.00    10/11/2005 N         1
    990453     469,000.00    466,095.67   R/T Refi     SIVA       Wells Fargo              670,000.00     2/23/2006 N         1
   1000728     605,000.00    599,469.18   R/T Refi     SIVA       Wells Fargo            1,320,000.00     1/10/2006 N         1
   1001036     650,000.00    644,606.59   R/T Refi     SIVA       Wells Fargo            1,125,000.00    12/22/2005 N         1
   1038469     497,000.00    496,680.02   C/O Refi     Full       Wells Fargo              750,000.00      2/8/2006 N         1
   1061598     498,000.00    498,000.00   Purchase     Full       Wells Fargo              640,000.00     3/16/2006 N         1
   1097712     460,000.00    460,000.00   R/T Refi     SIVA       Wells Fargo              575,000.00      3/8/2006 N         1
   1097866     500,000.00    497,426.05   C/O Refi     SIVA       Wells Fargo              715,000.00     3/28/2006 N         1
   1100120     626,500.00    626,500.00   C/O Refi     SIVA       Wells Fargo              940,000.00      4/6/2006 N         1
   1110733     577,500.00    577,019.08   C/O Refi     Full       Wells Fargo              825,000.00     4/11/2006 N         1
   1111407     484,000.00    482,600.08   Purchase     Full       Wells Fargo              605,000.00     3/28/2006 N         1
   1113089     500,000.00    500,000.00   R/T Refi     Full       Wells Fargo              685,900.00     3/29/2006 N         1
   1122882     753,000.00    753,000.00   R/T Refi     Full       Wells Fargo            1,345,000.00     4/17/2006 N         1
   1122943     525,000.00    525,000.00   C/O Refi     Full       Wells Fargo              750,500.00     4/11/2006 N         1
   1058794     812,500.00    808,028.75   C/O Refi     SIVA       Wells Fargo            1,250,000.00     2/28/2006 N         1
   1111439     139,950.00    139,410.96   Purchase     SIVA       Wells Fargo              191,000.00     3/24/2006 N         1
   1130191     975,000.00    972,276.46   C/O Refi     SIVA       Wells Fargo            1,500,000.00     5/15/2006 N         1
  10456502   1,375,000.00  1,373,997.50   R/T Refi     Lite       RFC                    1,800,000.00     4/13/2006 N         1
  10563087     430,000.00    428,936.42   Purchase     SIVA       RFC                      470,000.00      4/5/2006 N         1
  10565561     213,900.00    213,192.75   R/T Refi     SIVA       RFC                      325,000.00      4/5/2006 N         1
  10566365     430,100.00    428,842.55   R/T Refi     SIVA       RFC                      560,000.00     3/30/2006 N         1
  10568355     204,300.00    203,782.13   R/T Refi     Full       RFC                      230,000.00      4/6/2006 N         1
  10573331     404,000.00    402,788.64   Purchase     SISA       RFC                      505,000.00      2/9/2006 N         1
  10573863     470,000.00    468,749.11   C/O Refi     Full       RFC                      650,000.00      4/3/2006 N         1
  10574111     150,000.00    149,515.78   R/T Refi     SIVA       RFC                      202,000.00      4/5/2006 N         1
  10574415     243,000.00    242,353.25   R/T Refi     SIVA       RFC                      325,000.00      4/3/2006 N         1
  10577203     586,000.00    584,901.31   Purchase     SISA       RFC                      836,000.00     4/12/2006 N         1
  10577913     398,800.00    397,384.52   Purchase     SIVA       RFC                      498,500.00     4/12/2006 N         1
  10577961     264,500.00    263,812.96   R/T Refi     SIVA       RFC                      305,000.00      4/7/2006 N         1
  10577987     343,600.00    341,443.26   Purchase     SIVA       RFC                      429,500.00     3/31/2006 N         1
  10579131     215,000.00    213,218.28   C/O Refi     SIVA       RFC                      412,000.00     3/10/2006 N         1
  10579965     381,000.00    379,961.10   R/T Refi     SIVA       RFC                      508,000.00      4/7/2006 N         1
  10580433     340,000.00    339,095.09   R/T Refi     SIVA       RFC                      425,000.00     4/10/2006 N         1
  10580831     279,000.00    278,169.51   R/T Refi     SIVA       RFC                      365,000.00     4/11/2006 N         1
  10581349     140,250.00    139,790.59   C/O Refi     Lite       RFC                      165,000.00     4/10/2006 N         1
  10582051     325,000.00    324,045.89   C/O Refi     SIVA       RFC                      500,000.00     4/12/2006 N         1
  10582103     525,000.00    523,602.74   C/O Refi     SIVA       RFC                      750,000.00     4/10/2006 N         1
  10584309     244,000.00    243,334.66   C/O Refi     Full       RFC                      305,000.00     4/13/2006 N         1
  10585063     190,100.00    189,118.92   R/T Refi     Full       RFC                      341,000.00     4/13/2006 N         1
  10585087     250,000.00    249,318.31   C/O Refi     SIVA       RFC                      701,000.00     4/13/2006 N         1
  10588199     215,000.00    214,468.21   Purchase     SIVA       RFC                      245,000.00     4/19/2006 N         1
  10588331     146,320.00    145,955.46   Purchase     Full       RFC                      182,900.00     4/19/2006 N         1
  10591907     254,800.00    254,214.78   Purchase     SIVA       RFC                      318,500.00     4/19/2006 N         1
  10597867     191,391.00    190,951.41   Purchase     SIVA       RFC                      201,465.00     4/21/2006 N         1
  10600277     304,000.00    303,229.42   R/T Refi     SIVA       RFC                      380,000.00     4/18/2006 N         1
  10605205     220,000.00    219,330.05   C/O Refi     SIVA       RFC                      395,000.00     4/19/2006 N         1
  10605647     510,000.00    507,240.54   C/O Refi     SIVA       RFC                    1,200,000.00     4/21/2006 N         1
  10610591     189,520.00    189,003.22   Purchase     SIVA       RFC                      236,900.00     4/27/2006 N         1
  10610687     165,200.00    165,200.00   Purchase     SIVA       RFC                      206,500.00     4/28/2006 N         1
  10610941     360,000.00    359,173.15   R/T Refi     SIVA       RFC                      450,000.00     4/24/2006 N         1
  10613101     315,000.00    314,098.66   C/O Refi     SIVA       RFC                      495,000.00     4/21/2006 N         1
  10613115     235,000.00    234,389.58   Purchase     Full       RFC                      295,000.00     4/28/2006 N         1
  10613259     276,400.00    275,705.58   R/T Refi     SIVA       RFC                      345,500.00     4/26/2006 N         1
  10620453     585,000.00    583,517.13   C/O Refi     SIVA       RFC                      850,000.00     4/27/2006 N         1
  10620519     184,000.00    184,000.00   C/O Refi     Full       RFC                      230,000.00     4/28/2006 N         1
  10620621     264,000.00    263,330.81   R/T Refi     Full       RFC                      330,000.00     4/25/2006 N         1
  10623069     488,000.00    486,732.42   Purchase     SIVA       RFC                      610,000.00     4/17/2006 N         1
  10625239     213,500.00    212,931.79   C/O Refi     SIVA       RFC                      305,000.00      5/2/2006 N         1
  10626477     302,250.00    301,464.90   C/O Refi     SIVA       RFC                      465,000.00     4/28/2006 N         1
  10653291     133,000.00    132,770.33   R/T Refi     SIVA       RFC                      168,000.00     5/17/2006 N         1
  10656603   1,252,000.00  1,248,151.78   Purchase     SIVA       RFC                    1,565,000.00     4/24/2006 N         1
  10668645     269,800.00    269,322.61   R/T Refi     SIVA       RFC                      340,000.00     5/24/2006 N         1
  10674141      81,350.00     81,202.52   R/T Refi     Full       RFC                      113,000.00     5/25/2006 N         1
  10679001     101,800.00    101,624.22   R/T Refi     Full       RFC                      115,000.00     5/25/2006 N         1
  36262871     459,000.00    358,391.29   Purchase     Full       SunTrust                 690,000.00     5/19/2006 N         1
  33558107     616,000.00    616,000.00   Purchase     Full       SunTrust                 785,000.00     5/25/2006 N         1
  38284196     665,000.00    665,000.00   C/O Refi     SIVA       SunTrust                 950,000.00     5/31/2006 N         1
 203477120     678,800.00    676,949.07   Purchase     SIVA       SunTrust               1,829,000.00     5/19/2006 N         1
  36646222     650,000.00    650,000.00   C/O Refi     SIVA       SunTrust                 875,000.00     5/22/2006 N         1
 203408760     685,000.00    684,973.96   C/O Refi     Full       SunTrust               1,116,600.00     4/24/2006 N         1
 145002507     560,000.00    559,097.47   C/O Refi     Full       SunTrust                 737,000.00     5/30/2006 N         1
 203533716     581,600.00    581,600.00   Purchase     Full       SunTrust                 750,000.00     5/30/2006 N         1
 203560362   1,000,000.00    997,402.51   Purchase     Full       SunTrust               1,650,000.00      5/5/2006 N         1
 203483151     456,000.00    455,966.19   R/T Refi     Full       SunTrust                 570,000.00     5/19/2006 N         1
 144380763     528,000.00    528,000.00   C/O Refi     Full       SunTrust                 660,000.00     5/17/2006 N         1
 203425970     495,000.00    495,000.00   C/O Refi     Full       SunTrust                 670,000.00     5/25/2006 N         1
 203385380   1,350,000.00  1,350,000.00   Purchase     Full       SunTrust               1,900,000.00      6/1/2006 N         1
 203599360     456,000.00    454,843.51   C/O Refi     Full       SunTrust                 570,000.00     5/16/2006 N         1
 203556600     650,000.00    650,000.00   C/O Refi     Full       SunTrust                 935,000.00     5/19/2006 N         1
 144967742     495,000.00    489,400.00   R/T Refi     Full       SunTrust                 830,000.00     5/10/2006 N         1
 203558572     635,000.00    635,000.00   C/O Refi     Full       SunTrust                 815,000.00     5/22/2006 N         1
 203238316     448,500.00    448,080.87   C/O Refi     Full       SunTrust                 953,000.00     4/14/2006 N         1
 203521133     479,200.00    479,200.00   Purchase     Full       SunTrust                 599,000.00     5/18/2006 N         1
 203437702     986,400.00    785,100.00   Purchase     Full       SunTrust               1,233,000.00     5/10/2006 N         1
 203341904     655,000.00    653,313.58   R/T Refi     Full       SunTrust               1,085,000.00      5/2/2006 N         1
 203572201     427,000.00    427,000.00   R/T Refi     Full       SunTrust               1,565,000.00     5/17/2006 N         1
 203531934     455,900.00    455,900.00   Purchase     Full       SunTrust                 575,000.00     5/24/2006 N         1
 203517867     468,000.00    468,000.00   R/T Refi     Full       SunTrust                 585,000.00     5/11/2006 N         1
 203547310     632,400.00    632,400.00   Purchase     Full       SunTrust                 769,000.00     5/19/2006 N         1
 203560974     597,950.00    596,699.91   Purchase     Full       SunTrust                 855,000.00     5/25/2006 N         1
 203447271     734,500.00    734,500.00   Purchase     Full       SunTrust               1,130,000.00     5/10/2006 N         1
 144774247   1,000,000.00  1,000,000.00   Purchase     Full       SunTrust               1,600,000.00     4/21/2006 N         1
 144848843     620,000.00    620,000.00   Purchase     Full       SunTrust                 790,000.00     5/31/2006 N         1
 203464763     884,800.00    884,800.00   Purchase     Full       SunTrust               1,106,000.00     5/11/2006 N         1
 144076486   1,000,000.00  1,000,000.00   R/T Refi     Full       SunTrust               1,500,000.00     5/24/2006 N         1
 144865714     544,000.00    544,000.00   C/O Refi     Full       SunTrust                 680,000.00     5/30/2006 N         1
 203441118     556,000.00    556,000.00   R/T Refi     Full       SunTrust                 720,000.00     4/25/2006 N         1
 144995453     561,600.00    560,093.21   C/O Refi     Full       SunTrust               1,100,000.00     5/25/2006 N         1
 203481551     559,000.00    559,000.00   C/O Refi     Full       SunTrust                 715,000.00     5/11/2006 N         1
 203567227     475,000.00    475,000.00   Purchase     Full       SunTrust                 790,000.00      5/9/2006 N         1
 144994795     728,000.00    727,940.11   C/O Refi     Full       SunTrust               1,060,000.00     5/16/2006 N         1
 203421938     512,000.00    510,874.35   C/O Refi     Full       SunTrust                 790,000.00      5/8/2006 N         1
 203380076     473,000.00    473,000.00   C/O Refi     Full       SunTrust                 765,000.00     4/18/2006 N         1
 145169439     580,000.00    578,418.47   R/T Refi     Full       SunTrust               1,100,000.00     5/31/2006 N         1
 203482799     525,000.00    525,000.00   C/O Refi     Full       SunTrust                 765,000.00      5/5/2006 N         1
 203446513     790,000.00    790,000.00   C/O Refi     Full       SunTrust               1,280,000.00     5/11/2006 N         1
 203308564     562,000.00    561,747.79   R/T Refi     Full       SunTrust                 710,000.00      5/2/2006 N         1
 144995792     605,000.00    605,000.00   Purchase     Full       SunTrust                 805,000.00     5/24/2006 N         1
 203536800     436,000.00    436,000.00   Purchase     Full       SunTrust                 545,000.00      5/5/2006 N         1
 145002580     689,600.00    689,600.00   Purchase     Full       SunTrust                 865,000.00     5/24/2006 N         1
 203508791     436,000.00    436,000.00   R/T Refi     Full       SunTrust                 750,000.00     5/10/2006 N         1
 144107695     893,000.00    892,974.09   R/T Refi     Full       SunTrust               1,920,000.00     5/22/2006 N         1
 203594213     528,000.00    528,000.00   R/T Refi     Full       SunTrust                 660,000.00     5/30/2006 N         1
 203412838     612,800.00    612,793.46   Purchase     Full       SunTrust                 766,000.00      5/2/2006 N         1
 203393558     600,000.00    598,576.15   C/O Refi     Full       SunTrust                 775,000.00      5/3/2006 N         1
 203526603     600,000.00    599,700.00   C/O Refi     Full       SunTrust                 805,000.00     5/19/2006 N         1
 203418850     750,000.00    749,452.81   R/T Refi     Full       SunTrust               1,075,000.00      5/2/2006 N         1
 144869419     417,001.00    417,001.00   C/O Refi     Full       SunTrust                 650,000.00     5/15/2006 N         1
 203412911     600,000.00    598,922.26   Purchase     Full       SunTrust                 886,000.00     5/10/2006 N         1
 203596507     650,000.00    649,722.93   C/O Refi     Full       SunTrust                 960,000.00     5/24/2006 N         1
 203469820     510,000.00    509,120.00   C/O Refi     Full       SunTrust                 640,000.00     5/10/2006 N         1
 203416052     465,000.00    464,975.00   C/O Refi     Full       SunTrust                 612,000.00      5/1/2006 N         1
 143839793     695,000.00    695,000.00   R/T Refi     Full       SunTrust               1,750,000.00     2/24/2006 N         1
 203386206     496,000.00    496,000.00   Purchase     Full       SunTrust                 675,000.00     4/19/2006 N         1
 203487004     447,900.00    447,900.00   Purchase     Full       SunTrust                 560,000.00     5/25/2006 N         1
 203350400     420,000.00    420,000.00   C/O Refi     Full       SunTrust                 525,000.00     4/25/2006 N         1
 203479324     507,000.00    507,000.00   C/O Refi     Full       SunTrust                 720,000.00      5/9/2006 N         1
 144869781     655,000.00    655,000.00   R/T Refi     Full       SunTrust                 955,000.00     5/11/2006 N         1
 203479571     518,000.00    517,014.44   R/T Refi     Full       SunTrust                 797,000.00     5/17/2006 N         1
 144767589     517,000.00    517,000.00   R/T Refi     Full       SunTrust                 690,000.00     5/24/2006 N         1
 145164687     650,000.00    650,000.00   Purchase     Full       SunTrust               1,100,000.00     5/18/2006 N         1
 203544200     824,000.00    824,000.00   Purchase     Full       SunTrust               1,030,000.00     5/30/2006 N         1
 144959384     547,200.00    547,200.00   Purchase     Full       SunTrust                 685,000.00     5/18/2006 N         1
 203413745     584,000.00    584,000.00   Purchase     Full       SunTrust                 730,000.00     5/31/2006 N         1
 203404371     516,800.00    516,534.93   R/T Refi     Full       SunTrust                 646,000.00     5/19/2006 N         1
 203376181     710,000.00    710,000.00   Purchase     SIVA       SunTrust               1,300,000.00     5/31/2006 N         1
 144721743   1,342,965.00  1,338,188.28   C/O Refi     SIVA       SunTrust               2,066,100.00     5/15/2006 N         1
 203357728     440,000.00    439,544.81   C/O Refi     SIVA       SunTrust                 655,000.00     4/20/2006 N         1
 144728219     552,000.00    552,000.00   C/O Refi     SIVA       SunTrust                 736,000.00     5/17/2006 N         1
 145168068     622,000.00    618,280.77   R/T Refi     SIVA       SunTrust               1,000,000.00     5/30/2006 N         1
 144969805     480,000.00    480,000.00   C/O Refi     SIVA       SunTrust                 640,000.00     5/22/2006 N         1
 203530480     720,000.00    719,847.78   C/O Refi     SIVA       SunTrust               1,340,000.00     5/11/2006 N         1
 145217337     417,100.00    417,100.00   C/O Refi     SIVA       SunTrust                 680,000.00     5/24/2006 N         1
 144554748     498,000.00    498,000.00   R/T Refi     SIVA       SunTrust                 638,000.00      5/8/2006 N         1
 203455852     650,000.00    649,500.00   C/O Refi     SIVA       SunTrust               1,010,000.00      5/2/2006 N         1
 145226205     573,750.00    573,750.00   C/O Refi     SIVA       SunTrust                 765,000.00     5/31/2006 N         1
 144726346     700,000.00    698,225.60   C/O Refi     SIVA       SunTrust               1,000,000.00     5/24/2006 N         1
 144987229     550,000.00    550,000.00   R/T Refi     SIVA       SunTrust               1,520,000.00     5/22/2006 N         1
 203482419     430,000.00    428,910.00   C/O Refi     SIVA       SunTrust                 700,000.00     5/16/2006 N         1
 145168357     530,000.00    530,000.00   C/O Refi     SIVA       SunTrust                 880,000.00     5/22/2006 N         1
  33958240     920,000.00    920,000.00   C/O Refi     SIVA       SunTrust               1,350,000.00     5/24/2006 N         1
  34403535     498,400.00    497,073.52   Purchase     SIVA       SunTrust                 638,000.00     5/19/2006 N         1
 144655065     576,000.00    574,979.83   Purchase     Lite       SunTrust                 720,000.00     5/26/2006 N         1
 203490438     563,000.00    563,000.00   Purchase     Alt        SunTrust                 900,000.00     5/22/2006 N         1
  47466586     455,000.00    449,916.08   R/T Refi     Full       WAMU                     650,000.00     2/15/2006 N         1
 634425284     714,100.00    709,616.05   R/T Refi     NINA       WAMU                   1,300,000.00     1/27/2006 N         1
 741742746     431,200.00    430,455.41   Purchase     Full       WAMU                     539,000.00     6/23/2006 N         1
3010008070     500,000.00    499,638.11   C/O Refi     Full       WAMU                     800,000.00     7/24/2006 N         1
3010076283     452,000.00    451,620.26   R/T Refi     SIVA       WAMU                     565,000.00     7/19/2006 N         1
3010137564     736,000.00    734,789.88   C/O Refi     Full       WAMU                     920,000.00     6/28/2006 N         1
3010137846     560,000.00    559,468.65   Purchase     Full       WAMU                     710,000.00     7/17/2006 N         1
3010234627     896,280.00    894,732.29   Purchase     Full       WAMU                   1,155,000.00      7/6/2006 N         1
3010242927     600,000.00    598,988.97   Purchase     Full       WAMU                     750,000.00     6/28/2006 N         1
3010244493     540,000.00    539,535.07   Purchase     Full       WAMU                     675,000.00     7/10/2006 N         1
3010245409   1,295,000.00  1,292,763.78   Purchase     Full       WAMU                   1,859,000.00     6/29/2006 N         1
3010265035     536,000.00    535,118.73   C/O Refi     Full       WAMU                     670,000.00     6/23/2006 N         1
3010433377     628,000.00    627,472.41   Purchase     Full       WAMU                     785,000.00     7/14/2006 N         1
3061832543   1,313,200.00  1,310,987.18   R/T Refi     Full       WAMU                   1,876,000.00     6/13/2006 N         1
3062130525     592,000.00    590,447.11   C/O Refi     Full       WAMU                     740,000.00     5/25/2006 N         1
3062147040     650,000.00    648,352.35   Purchase     Full       WAMU                     855,000.00     5/30/2006 N         1
3062160647     560,000.00    557,561.98   C/O Refi     SIVA       WAMU                     760,000.00     3/28/2006 N         1
3062173806     800,000.00    798,618.57   C/O Refi     Full       WAMU                   1,000,000.00     6/27/2006 N         1
3062191907     520,000.00    519,584.16   C/O Refi     Full       WAMU                     650,000.00     7/25/2006 N         1
3062484435     614,320.00    613,816.44   Purchase     Full       WAMU                     770,000.00      7/6/2006 N         1
3062596790     498,750.00    498,379.86   Purchase     No Ratio   WAMU                     550,000.00     7/26/2006 N         1
3062714120     752,800.00    752,167.56   Purchase     Full       WAMU                     941,000.00      7/5/2006 N         1
3062779040     748,000.00    746,333.69   C/O Refi     Full       WAMU                     935,000.00     6/26/2006 N         1
3062779289     437,560.00    436,840.57   Purchase     Full       WAMU                     550,000.00     6/26/2006 N         1
3062780048     464,000.00    463,610.18   C/O Refi     Full       WAMU                     580,000.00     7/12/2006 N         1
3062804400     417,799.00    417,448.00   Purchase     SIVA       WAMU                     523,000.00     7/10/2006 N         1
3062904788     480,700.00    479,828.53   C/O Refi     Full       WAMU                     601,000.00     6/30/2006 N         1
3062940162     420,000.00    419,325.89   R/T Refi     SIVA       WAMU                     525,000.00     6/26/2006 N         1
3062996545     468,000.00    467,171.90   Purchase     Full       WAMU                     585,000.00     6/30/2006 N         1
3063007664     479,200.00    478,745.31   Purchase     Full       WAMU                     620,000.00     7/14/2006 N         1
3063045938     556,000.00    555,497.37   R/T Refi     SIVA       WAMU                     695,000.00     7/17/2006 N         1
3063098655     520,000.00    519,573.76   C/O Refi     Full       WAMU                   1,075,000.00     7/11/2006 N         1
3063176238   1,400,000.00  1,398,166.67   C/O Refi     SIVA       WAMU                   2,000,000.00     7/17/2006 N         1
3063196731   1,365,000.00  1,362,916.30   Purchase     SIVA       WAMU                   1,960,000.00     6/23/2006 N         1
1636149633     456,000.00    452,996.01   Purchase     Full       Chase                    570,000.00     1/26/2006 N         1
1844461915     600,000.00    597,123.64   Purchase     Full       Chase                    750,000.00     3/31/2006 N         1
1845508945     550,000.00    547,363.40   R/T Refi     Full       Chase                    830,000.00     3/20/2006 N         1
 144674223     542,000.00    539,401.72   Purchase     Full       SunTrust                 785,000.00     3/23/2006 N         1
 203375506     980,000.00    980,000.00   Purchase     Full       SunTrust               1,400,000.00     4/13/2006 N         1
 148786122     468,000.00    464,842.59   R/T Refi     Full       Wells Fargo              585,000.00     1/24/2006 N         1
 150367779     650,000.00    649,727.87   Purchase     Full       Wells Fargo              858,000.00     3/31/2006 N         1
 150496172     566,000.00    566,000.00   Purchase     SIVA       Wells Fargo              765,000.00     3/20/2006 N         1
 151067576     999,900.00    994,998.99   Purchase     Full       Wells Fargo            1,448,000.00      4/3/2006 N         1
 151597283     700,000.00    696,364.92   Purchase     SIVA       Wells Fargo            1,050,000.00     3/28/2006 N         1
 151707056     600,000.00    600,000.00   Purchase     Full       Wells Fargo              750,000.00     3/16/2006 N         1
   1174321      92,700.00     92,558.49   R/T Refi     SIVA       Bank of America          103,000.00     5/12/2006 N         1
   1049754     480,000.00    479,799.42   R/T Refi     Full       Bank of America          600,000.00     3/24/2006 N         1
   1119441     495,000.00    493,650.25   R/T Refi     SIVA       Bank of America          750,000.00     4/11/2006 N         1
   1201254     545,000.00    543,651.97   R/T Refi     Full       Bank of America          850,000.00      6/5/2006 N         1
   1187841     564,000.00    563,973.83   Purchase     SIVA       Bank of America          705,000.00     5/31/2006 N         1
   1163688     646,200.00    645,137.55   Purchase     SIVA       Bank of America          809,000.00     5/18/2006 N         1
   1209838     467,000.00    466,193.59   R/T Refi     SIVA       Bank of America          645,000.00      6/5/2006 N         1
   1154796     540,000.00    540,000.00   C/O Refi     Full       Bank of America          943,000.00     5/15/2006 N         1
   1182958     561,600.00    560,653.68   Purchase     SIVA       Bank of America          720,000.00     5/30/2006 N         1
8000510191     210,000.00    200,696.28   C/O Refi     Full       Bank of America          500,000.00     4/12/2006 N         1

                                   EXHIBIT D-2
                                  LOAN GROUP 2
                             MORTGAGE LOAN SCHEDULE

                                      D-2-1

  LOANID      OCC        PROPTYPE      OTERM     CORTERM   OLTV      RATE     FPDATE      NDDATE    S_MATDATE     PANDI      PTDATE

1765366127 Primary       Condo          360          333    61.9     6.25    7/1/2004    9/1/2006    6/1/2034   3,001.63    8/1/2006
1075047676 Primary       SFR            360          354   68.32     6.25    4/1/2006    9/1/2006    3/1/2036   3,827.91    8/1/2006
1079065002 Primary       SFR            360          355   58.95    6.375    5/1/2006    9/1/2006    4/1/2036   3,131.72    8/1/2006
1101807265 Primary       SFR            360          356   75.38    6.375    6/1/2006    9/1/2006    5/1/2036   3,056.96    8/1/2006
1116185089 Primary       SFR            360          355   52.57    6.375    5/1/2006    9/1/2006    4/1/2036   2,869.80    8/1/2006
1120452189 Primary       SFR            360          356      80     6.25    6/1/2006    9/1/2006    5/1/2036   2,758.41    8/1/2006
1124498170 Primary       SFR            360          356   54.65    6.375    6/1/2006   10/1/2006    5/1/2036   3,150.54    9/1/2006
1161343435 Primary       PUD            360          354      75     6.25    4/1/2006    9/1/2006    3/1/2036   4,170.87    8/1/2006
1193328919 Primary       SFR            360          356   34.12    6.375    6/1/2006   10/1/2006    5/1/2036   3,618.45    9/1/2006
1227081848 Primary       SFR            360          356      75    6.375    6/1/2006   10/1/2006    5/1/2036   5,029.95    9/1/2006
1263152804 Primary       Condo          360          356      75    6.375    6/1/2006    9/1/2006    5/1/2036   5,380.88    8/1/2006
1330004064 Primary       SFR            360          355      80     6.25    5/1/2006   10/1/2006    4/1/2036   3,173.65    9/1/2006
1333003250 Primary       SFR            360          356      80     6.25    6/1/2006   11/1/2006    5/1/2036   3,817.45   10/1/2006
1369128950 Primary       SFR            360          355      80    6.375    5/1/2006    9/1/2006    4/1/2036   3,368.90    8/1/2006
1432083460 Primary       SFR            360          355      80     6.25    5/1/2006    9/1/2006    4/1/2036   2,906.19    8/1/2006
1574430573 Primary       Condo          360          356   69.57     6.25    6/1/2006   10/1/2006    5/1/2036   4,925.74    9/1/2006
1596694127 Primary       PUD            360          355   79.99     6.25    5/1/2006   10/1/2006    4/1/2036   3,463.11    9/1/2006
1596742060 Primary       SFR            360          355   79.99    6.375    5/1/2006    9/1/2006    4/1/2036   3,118.11    8/1/2006
1596763208 Primary       SFR            360          355      70    6.375    5/1/2006    9/1/2006    4/1/2036   4,741.41    8/1/2006
1596766578 Primary       PUD            360          356      75    6.375    6/1/2006    9/1/2006    5/1/2036   4,398.29    8/1/2006
1704056738 Primary       SFR            360          355   68.92    6.375    5/1/2006    9/1/2006    4/1/2036   3,431.28    8/1/2006
1704059419 Primary       Condo          360          355      80     6.25    5/1/2006    9/1/2006    4/1/2036   4,408.54    8/1/2006
1704061410 Primary       Cooperative    360          356      50     6.25    6/1/2006    9/1/2006    5/1/2036   4,771.81    8/1/2006
1742270186 Primary       PUD            360          355   76.78    6.375    5/1/2006    9/1/2006    4/1/2036   4,055.16    8/1/2006
1756042237 Primary       SFR            360          355      80    6.375    5/1/2006   10/1/2006    4/1/2036   2,989.58    9/1/2006
1760373307 Primary       2-Family       300          293   71.34    6.375    3/1/2006    9/1/2006    2/1/2031   3,904.40    8/1/2006
1760440459 Primary       Condo          360          355      80    6.375    5/1/2006   10/1/2006    4/1/2036   4,966.01    9/1/2006
1760454384 Primary       2-Family       360          356   78.31     6.25    6/1/2006    9/1/2006    5/1/2036   4,002.17    8/1/2006
1817449430 Primary       SFR            360          354      80    6.375    4/1/2006   10/1/2006    3/1/2036   4,349.62    9/1/2006
1820224041 Primary       SFR            360          356   73.24    6.375    6/1/2006    9/1/2006    5/1/2036   3,244.12    8/1/2006
1844393860 Primary       SFR            360          354   66.52    6.375    4/1/2006    9/1/2006    3/1/2036   4,772.60    8/1/2006
1844431834 Primary       SFR            360          355      90     6.25    5/1/2006   10/1/2006    4/1/2036   3,103.22    9/1/2006
1845560923 Primary       SFR            360          355   60.71    6.375    5/1/2006    9/1/2006    4/1/2036   3,119.35    8/1/2006
1845591949 Primary       SFR            360          355   66.89     6.25    5/1/2006    9/1/2006    4/1/2036   4,156.10    8/1/2006
 203037783 Primary       SFR            360          355   66.67     6.25    5/1/2006   10/1/2006    4/1/2036   4,925.74    9/1/2006
 203227434 Primary       SFR            360          355      80    6.375    5/1/2006   10/1/2006    4/1/2036   3,697.50    9/1/2006
  36919223 Primary       SFR            360          355      80    6.375    5/1/2006    9/1/2006    4/1/2036   3,244.12    8/1/2006
 203215629 Primary       SFR            360          355    46.5    6.375    5/1/2006    9/1/2006    4/1/2036   2,901.00    8/1/2006
 144086238 Primary       SFR            360          355   67.87    6.375    5/1/2006    9/1/2006    4/1/2036   3,992.77    8/1/2006
  35203975 Primary       SFR            360          355   77.05    6.375    5/1/2006    9/1/2006    4/1/2036   3,163.02    8/1/2006
 203187810 Primary       PUD            360          355   79.27    6.375    5/1/2006   10/1/2006    4/1/2036   2,982.10    9/1/2006
  35664689 Primary       SFR            360          355   48.78    6.375    5/1/2006    9/1/2006    4/1/2036   6,238.70    8/1/2006
 202998811 Primary       PUD            360          355      70    6.375    5/1/2006    9/1/2006    4/1/2036   3,275.32    8/1/2006
 144751237 Primary       SFR            360          355   67.03    6.375    5/1/2006    9/1/2006    4/1/2036   2,921.88    8/1/2006
 203271176 Primary       SFR            360          355   69.42    6.375    5/1/2006    9/1/2006    4/1/2036   2,932.19    8/1/2006
 203222526 Primary       SFR            360          355    72.5    6.375    5/1/2006    9/1/2006    4/1/2036   3,618.45    8/1/2006
 144554375 Investor      SFR            360          355   79.86    6.375    5/1/2006    9/1/2006    4/1/2036   2,948.44    8/1/2006
 203179247 Primary       SFR            360          355   38.75    6.375    5/1/2006   10/1/2006    4/1/2036   2,901.00    9/1/2006
 144748027 Primary       SFR            360          355   60.53     6.25    5/1/2006    9/1/2006    4/1/2036   2,832.30    8/1/2006
 203244918 Primary       PUD            360          355   60.45    6.375    5/1/2006    9/1/2006    4/1/2036   4,412.64    8/1/2006
 203025960 Primary       PUD            360          355   56.35     6.25    5/1/2006   10/1/2006    4/1/2036   4,987.31    9/1/2006
 202727343 Primary       SFR            360          351   62.03    6.375    1/1/2006    9/1/2006   12/1/2035   3,056.96    8/1/2006
 203203963 Primary       PUD            360          355      80    6.375    5/1/2006    9/1/2006    4/1/2036   3,038.75    8/1/2006
  35974716 Primary       PUD            360          355      80     6.25    5/1/2006   10/1/2006    4/1/2036   3,029.33    9/1/2006
 144373628 Primary       SFR            360          355    61.9     6.25    5/1/2006    9/1/2006    4/1/2036   3,811.29    8/1/2006
  35982776 Primary       PUD            360          355   74.83     6.25    5/1/2006    9/1/2006    4/1/2036   3,340.27    8/1/2006
 203065818 Primary       SFR            360          355   61.27    6.375    5/1/2006    9/1/2006    4/1/2036   2,713.84    8/1/2006
 203173992 Primary       SFR            360          356      75    6.375    6/1/2006    9/1/2006    5/1/2036   3,509.27    8/1/2006
 203272638 Primary       SFR            360          355      80     6.25    5/1/2006    9/1/2006    4/1/2036   3,024.41    8/1/2006
 203193354 Primary       SFR            360          355   67.13     6.25    5/1/2006    9/1/2006    4/1/2036   2,955.44    8/1/2006
 144635216 Primary       SFR            360          355   73.96    6.375    5/1/2006    9/1/2006    4/1/2036   2,994.58    8/1/2006
 203251442 Primary       SFR            360          355      80     6.25    5/1/2006   10/1/2006    4/1/2036   2,664.83    9/1/2006
 202969176 Primary       SFR            360          355    68.2     6.25    5/1/2006    9/1/2006    4/1/2036   3,149.39    8/1/2006
  36452092 Primary       SFR            360          355      80    6.375    5/1/2006    9/1/2006    4/1/2036   3,198.13    8/1/2006
 144761335 Primary       Condo          360          355    58.3     6.25    5/1/2006    9/1/2006    4/1/2036   3,385.42    8/1/2006
 203152947 Primary       PUD            360          355   54.17    6.375    5/1/2006    9/1/2006    4/1/2036   8,632.81    8/1/2006
 144746385 Primary       PUD            360          355      75     6.25    5/1/2006   10/1/2006    4/1/2036   2,678.37    9/1/2006
 144760162 Primary       SFR            360          355      75    6.375    5/1/2006    9/1/2006    4/1/2036   3,906.99    8/1/2006
 144777083 Primary       SFR            360          356      70     6.25    6/1/2006    9/1/2006    5/1/2036   3,645.83    8/1/2006
 144860749 Primary       PUD            360          355   62.07    6.375    5/1/2006    9/1/2006    4/1/2036   5,614.83    8/1/2006
 144747961 Primary       SFR            360          355    60.6    6.375    5/1/2006    9/1/2006    4/1/2036   3,219.38    8/1/2006
 143829232 Primary       PUD            360          350   31.17     6.25   12/1/2005    9/1/2006   11/1/2035   1,875.00    8/1/2006
 202966016 Primary       PUD            360          355   74.54    6.375    5/1/2006    9/1/2006    4/1/2036   3,453.13    8/1/2006
 203050182 Primary       SFR            360          354      80    6.375    4/1/2006    9/1/2006    3/1/2036   2,762.50    8/1/2006
 144163573 Primary       PUD            360          354   79.69     6.25    4/1/2006    9/1/2006    3/1/2036   2,386.46    8/1/2006
 203038898 Primary       SFR            360          354   53.18     6.25    4/1/2006   10/1/2006    3/1/2036   3,046.87    9/1/2006
  31052764 Secondary     SFR            360          356      50     6.25    6/1/2006   10/1/2006    5/1/2036   9,114.58    9/1/2006
  35370196 Primary       SFR            360          356   73.74    6.375    6/1/2006    9/1/2006    5/1/2036   3,036.37    8/1/2006
  36414662 Primary       SFR            360          356   63.73    6.375    6/1/2006    9/1/2006    5/1/2036   2,982.10    8/1/2006
  37742392 Primary       PUD            360          356      80    6.375    6/1/2006    9/1/2006    5/1/2036   5,090.15    8/1/2006
 143909729 Primary       SFR            360          356   40.82     6.25    6/1/2006   10/1/2006    5/1/2036   3,078.59    9/1/2006
 144108131 Primary       SFR            360          356   68.71     6.25    6/1/2006    9/1/2006    5/1/2036   2,961.60    8/1/2006
 144769783 Primary       SFR            360          356   69.23    6.375    6/1/2006    9/1/2006    5/1/2036   2,807.42    8/1/2006
 144961133 Primary       SFR            360          356   45.95    6.375    6/1/2006   10/1/2006    5/1/2036   6,020.35    9/1/2006
 203064571 Primary       SFR            360          354      80     6.25    4/1/2006    9/1/2006    3/1/2036   2,770.83    8/1/2006
 203105697 Primary       SFR            360          356   76.47     6.25    6/1/2006    9/1/2006    5/1/2036   4,002.16    8/1/2006
 203136155 Primary       PUD            360          356   50.61    6.375    6/1/2006    9/1/2006    5/1/2036   3,119.35    8/1/2006
 203164967 Primary       PUD            360          356      80    6.375    6/1/2006    9/1/2006    5/1/2036   3,393.63    8/1/2006
 203207105 Primary       SFR            360          356   57.58     6.25    6/1/2006   10/1/2006    5/1/2036   5,849.32    9/1/2006
 203219688 Primary       SFR            360          355      80    6.375    5/1/2006    9/1/2006    4/1/2036   2,550.00    8/1/2006
 203221122 Primary       PUD            360          355   79.97    6.375    5/1/2006    9/1/2006    4/1/2036   3,936.62    8/1/2006
 203234190 Primary       SFR            360          355      75     6.25    5/1/2006   10/1/2006    4/1/2036   3,001.63    9/1/2006
 203240528 Secondary     PUD            360          356      80    6.375    6/1/2006    9/1/2006    5/1/2036   3,669.20    8/1/2006
 203241088 Primary       SFR            360          356   51.06    6.375    6/1/2006    9/1/2006    5/1/2036   2,994.58    8/1/2006
 203257530 Primary       SFR            360          356   59.21    6.375    6/1/2006    9/1/2006    5/1/2036   5,614.83    8/1/2006
 203263884 Primary       PUD            360          356   34.88     6.25    6/1/2006    9/1/2006    5/1/2036   4,617.88    8/1/2006
 203271887 Primary       SFR            360          355   50.06    6.375    5/1/2006    9/1/2006    4/1/2036   2,807.42    8/1/2006
 203275805 Primary       SFR            360          356   45.87    6.375    6/1/2006    9/1/2006    5/1/2036   6,238.70    8/1/2006
 203277736 Primary       SFR            360          356      80    6.375    6/1/2006    9/1/2006    5/1/2036   3,159.28    8/1/2006
 203287941 Primary       SFR            360          356   65.02    6.375    6/1/2006    9/1/2006    5/1/2036   2,483.59    8/1/2006
 203287990 Primary       SFR            360          356   68.77    6.375    6/1/2006    9/1/2006    5/1/2036   3,131.83    8/1/2006
 203292479 Primary       SFR            360          356      70    6.375    6/1/2006    9/1/2006    5/1/2036   6,113.93    8/1/2006
 203312301 Primary       2-Family       360          356   69.08     6.25    6/1/2006    9/1/2006    5/1/2036   5,529.15    8/1/2006
 203347372 Primary       SFR            360          356   50.16     6.25    6/1/2006   10/1/2006    5/1/2036   4,925.74    9/1/2006
  33930983 Primary       SFR            353          345   65.31     6.25    2/1/2006    9/1/2006    6/1/2035   3,967.36    8/1/2006
 203341144 Secondary     SFR            360          357   79.98    6.375    7/1/2006    9/1/2006    6/1/2036   3,457.74    8/1/2006
 203295886 Primary       SFR            360          357   78.36     6.25    7/1/2006   10/1/2006    6/1/2036   4,704.08    9/1/2006
 203338728 Primary       PUD            360          356   73.09     6.25    6/1/2006   10/1/2006    5/1/2036   3,127.84    9/1/2006
 203336540 Primary       PUD            360          356      80    6.375    6/1/2006   10/1/2006    5/1/2036   2,899.75    9/1/2006
 203294129 Primary       PUD            360          356      80     6.25    6/1/2006    9/1/2006    5/1/2036   5,910.89    8/1/2006
 203412309 Primary       PUD            360          356   49.14    6.375    6/1/2006   10/1/2006    5/1/2036   3,755.70    9/1/2006
 203354584 Primary       SFR            360          356    34.4    6.375    6/1/2006    9/1/2006    5/1/2036   2,682.64    8/1/2006
 203440557 Primary       SFR            360          357   22.73    6.375    7/1/2006    9/1/2006    6/1/2036   2,656.25    8/1/2006
 203389564 Primary       SFR            360          357      80    6.375    7/1/2006    9/1/2006    6/1/2036   3,843.04    8/1/2006
 144769536 Primary       SFR            360          357    54.1     6.25    7/1/2006    9/1/2006    6/1/2036   2,924.66    8/1/2006
 203138904 Primary       SFR            360          355   66.49    6.375    5/1/2006   10/1/2006    4/1/2036   4,679.03    9/1/2006
 203469887 Primary       SFR            360          357   47.28    6.375    7/1/2006   10/1/2006    6/1/2036   6,238.70    9/1/2006
 203340138 Primary       PUD            360          357      80    6.375    7/1/2006    9/1/2006    6/1/2036   2,994.58    8/1/2006
 203404041 Primary       SFR            360          356   52.27    6.375    6/1/2006    9/1/2006    5/1/2036   3,587.25    8/1/2006
 203347166 Primary       SFR            360          357    59.3    6.375    7/1/2006   10/1/2006    6/1/2036   3,440.65    9/1/2006
3061321851 Primary       PUD            360          356      80    6.375    6/1/2006    9/1/2006    5/1/2036   4,349.93    8/1/2006
3072789096 Primary       SFR            360          346   54.55     6.25    8/1/2005    9/1/2006    7/1/2035   3,694.30    8/1/2006
3062673102 Primary       SFR            360          356   55.71    6.375    6/1/2006    9/1/2006    5/1/2036   3,649.64    8/1/2006
3062342765 Secondary     SFR            360          356      80    6.375    6/1/2006    9/1/2006    5/1/2036   2,620.25    8/1/2006
 714744984 Primary       PUD            360          356      80     6.25    6/1/2006    9/1/2006    5/1/2036   3,503.11    8/1/2006
3060484171 Primary       SFR            360          354   36.83    6.375    4/1/2006    9/1/2006    3/1/2036   7,236.89    8/1/2006
3061682567 Primary       SFR            360          354   73.53    6.375    4/1/2006    9/1/2006    3/1/2036   6,238.70    8/1/2006
  62717616 Primary       Condo          360          355      80    6.375    5/1/2006    9/1/2006    4/1/2036   3,044.49    8/1/2006
  62766217 Primary       SFR            360          355      80    6.375    5/1/2006   10/1/2006    4/1/2036   2,794.94    9/1/2006
  63284053 Primary       SFR            360          355   68.92     6.25    5/1/2006    9/1/2006    4/1/2036   3,429.17    8/1/2006
 150020758 Primary       SFR            360          355   60.98    6.375    5/1/2006   10/1/2006    4/1/2036   3,119.35    9/1/2006
 150075018 Primary       SFR            360          355      80     6.25    5/1/2006   10/1/2006    4/1/2036   3,374.14    9/1/2006
 150109783 Primary       Cooperative    360          355    79.4    6.375    5/1/2006   10/1/2006    4/1/2036   2,868.10    9/1/2006
 150315612 Primary       SFR            360          355      80    6.375    5/1/2006    9/1/2006    4/1/2036   1,742.50    8/1/2006
 150394294 Primary       SFR            360          354   55.56     6.25    4/1/2006    9/1/2006    3/1/2036   3,078.59    8/1/2006
 150503449 Primary       SFR            360          354      80    6.375    4/1/2006   10/1/2006    3/1/2036   2,891.77    9/1/2006
 150540326 Primary       SFR            360          355      80     6.25    5/1/2006    9/1/2006    4/1/2036   2,758.42    8/1/2006
 150626349 Primary       SFR            360          355   63.49     6.25    5/1/2006    9/1/2006    4/1/2036   6,157.17    8/1/2006
 150686863 Primary       SFR            360          355      80    6.375    5/1/2006    9/1/2006    4/1/2036   3,244.13    8/1/2006
 150736841 Primary       Cooperative    360          355      80     6.25    5/1/2006    9/1/2006    4/1/2036   3,398.76    8/1/2006
 150771145 Primary       SFR            360          355   79.96    6.375    5/1/2006   11/1/2006    4/1/2036   2,807.42   10/1/2006
 150840635 Primary       PUD            360          354   76.92    6.375    4/1/2006    9/1/2006    3/1/2036   5,311.83    8/1/2006
 150871226 Primary       SFR            360          356   48.35    6.375    6/1/2006    9/1/2006    5/1/2036   2,745.03    8/1/2006
 150933182 Primary       SFR            360          354   71.43     6.25    4/1/2006    9/1/2006    3/1/2036   3,078.59    8/1/2006
 151109063 Primary       SFR            360          355   51.72     6.25    5/1/2006    9/1/2006    4/1/2036   2,770.73    8/1/2006
 151118882 Primary       SFR            360          355   72.32    6.375    5/1/2006    9/1/2006    4/1/2036   2,901.00    8/1/2006
 151141116 Primary       SFR            360          355      80     6.25    5/1/2006   10/1/2006    4/1/2036   3,940.59    9/1/2006
 151203221 Primary       SFR            360          355      80    6.375    5/1/2006    9/1/2006    4/1/2036   2,805.00    8/1/2006
 151341278 Primary       SFR            360          356     100    6.375    6/1/2006    9/1/2006    5/1/2036   1,559.68    8/1/2006
 151416823 Primary       SFR            360          355      75     6.25    5/1/2006    9/1/2006    4/1/2036   3,925.20    8/1/2006
 151482726 Primary       SFR            360          356   63.41    6.375    6/1/2006    9/1/2006    5/1/2036   3,453.13    8/1/2006
 151514833 Primary       SFR            360          355      80     6.25    5/1/2006    9/1/2006    4/1/2036   2,787.50    8/1/2006
 151851359 Primary       SFR            360          356   66.62     6.25    6/1/2006    9/1/2006    5/1/2036   3,072.43    8/1/2006
   1156065 Primary       SFR            360          357   76.92     6.25    7/1/2006   10/1/2006    6/1/2036   3,078.59    9/1/2006

  LOANID         OBAL           COBAL           PURPOSE     DOC        SERVICER           OAPPVAL        ODATE    PPEN    GROUP

1765366127    487,500.00      474,127.17   Purchase      Full   Chase                    787,500.00    5/21/2004  N         2
1075047676    621,700.00      618,114.27   Purchase      SIVA   Chase                    910,000.00    2/23/2006  N         2
1079065002    589,500.00      589,300.00   R/T Refi      SISA   Chase                  1,000,000.00    3/30/2006  N         2
1101807265    490,000.00      488,170.14   Purchase      SISA   Chase                    670,000.00     4/7/2006  N         2
1116185089    460,000.00      457,846.99   C/O Refi      Full   Chase                    875,000.00     3/1/2006  N         2
1120452189    448,000.00      209,595.49   Purchase      SISA   Chase                    565,000.00    4/13/2006  N         2
1124498170    505,000.00      503,114.13   R/T Refi      SISA   Chase                    924,000.00     4/6/2006  N         2
1161343435    677,400.00      673,492.96   Purchase      Full   Chase                    905,000.00    2/24/2006  N         2
1193328919    580,000.00      576,295.61   C/O Refi      Full   Chase                  1,700,000.00     4/1/2006  N         2
1227081848    806,250.00      803,239.13   Purchase      SISA   Chase                  1,075,000.00    3/21/2006  N         2
1263152804    862,500.00      858,775.06   Purchase      SISA   Chase                  1,150,000.00     4/3/2006  N         2
1330004064    515,440.00      512,807.05   Purchase      SISA   Chase                    645,000.00    3/28/2006  N         2
1333003250    620,000.00      586,157.22   Purchase      SISA   Chase                    825,000.00     4/7/2006  N         2
1369128950    540,000.00      537,472.54   Purchase      SISA   Chase                    675,000.00     4/4/2006  N         2
1432083460    472,000.00      469,737.27   Purchase      SISA   Chase                    600,000.00    3/31/2006  N         2
1574430573    800,000.00      796,939.90   C/O Refi      Full   Chase                  1,150,000.00     4/3/2006  N         2
1596694127    562,450.00      559,753.64   Purchase      SISA   Chase                    704,000.00     3/9/2006  N         2
1596742060    499,800.00      497,460.67   Purchase      SISA   Chase                    625,000.00     3/1/2006  N         2
1596763208    892,500.00      891,457.35   Purchase      SISA   Chase                  1,275,000.00    3/28/2006  N         2
1596766578    705,000.00      702,367.20   Purchase      SISA   Chase                    960,000.00     4/1/2006  N         2
1704056738    550,000.00      547,425.77   C/O Refi      Full   Chase                    798,000.00     3/6/2006  N         2
1704059419    716,000.00      712,567.57   Purchase      Full   Chase                    895,000.00    3/20/2006  N         2
1704061410    775,000.00      772,035.54   C/O Refi      Full   Chase                  1,550,000.00     4/3/2006  N         2
1742270186    650,000.00      646,957.68   Purchase      SISA   Chase                    849,000.00    3/31/2006  N         2
1756042237    479,200.00      476,942.94   Purchase      Full   Chase                    600,000.00    3/31/2006  N         2
1760373307    585,000.00      579,100.25   C/O Refi      Full   Chase                    820,000.00    1/17/2006  N         2
1760440459    796,000.00      792,274.33   Purchase      Full   Chase                  1,000,000.00     3/8/2006  N         2
1760454384    650,000.00      647,008.42   Purchase      Full   Chase                    830,000.00     4/6/2006  N         2
1817449430    697,200.00      693,273.71   Purchase      Full   Chase                    885,000.00    2/16/2006  N         2
1820224041    520,000.00      518,058.11   C/O Refi      Full   Chase                    710,000.00     4/3/2006  N         2
1844393860    765,000.00      760,691.91   C/O Refi      Full   Chase                  1,150,000.00    2/15/2006  N         2
1844431834    504,000.00      501,583.87   Purchase      Full   Chase                    565,000.00    3/24/2006  N         2
1845560923    500,000.00      497,659.77   Purchase      Full   Chase                    868,000.00     3/2/2006  N         2
1845591949    675,000.00      671,764.10   Purchase      Full   Chase                  1,010,000.00    3/24/2006  N         2
 203037783    800,000.00      626,388.57   Purchase      Full   SunTrust               1,800,000.00    3/10/2006  N         2
 203227434    696,000.00      694,780.32   R/T Refi      Full   SunTrust                 870,000.00    3/27/2006  N         2
  36919223    520,000.00      517,566.17   C/O Refi      Full   SunTrust                 650,000.00    3/20/2006  N         2
 203215629    465,000.00      462,823.55   C/O Refi      Full   SunTrust               1,000,000.00    3/21/2006  N         2
 144086238    640,000.00      637,004.49   R/T Refi      Full   SunTrust                 943,000.00    3/15/2006  N         2
  35203975    507,000.00      496,287.21   R/T Refi      Full   SunTrust                 658,000.00    3/17/2006  N         2
 203187810    478,000.00      475,762.73   C/O Refi      Full   SunTrust                 603,000.00     3/9/2006  N         2
  35664689  1,000,000.00      995,319.53   C/O Refi      Full   SunTrust               2,050,000.00    3/22/2006  N         2
 202998811    525,000.00      522,542.74   R/T Refi      Full   SunTrust                 750,000.00     3/8/2006  N         2
 144751237    620,000.00      550,000.00   C/O Refi      Full   SunTrust                 925,000.00    3/28/2006  N         2
 203271176    470,000.00      467,800.18   C/O Refi      Full   SunTrust                 677,000.00    3/21/2006  N         2
 203222526    580,000.00      577,285.31   R/T Refi      Full   SunTrust                 800,000.00    3/24/2006  N         2
 144554375    555,000.00      554,000.00   Purchase      Full   SunTrust                 702,000.00    3/23/2006  N         2
 203179247    465,000.00      462,823.55   C/O Refi      Full   SunTrust               1,200,000.00    3/17/2006  N         2
 144748027    460,000.00      457,794.81   Purchase      Full   SunTrust                 760,000.00    3/17/2006  N         2
 203244918    707,300.00      703,989.46   C/O Refi      Full   SunTrust               1,170,000.00     4/4/2006  N         2
 203025960    810,000.00      806,116.96   Purchase      Full   SunTrust               1,438,000.00    3/22/2006  N         2
 202727343    490,000.00      485,827.60   C/O Refi      Full   SunTrust                 790,000.00   11/23/2005  N         2
 203203963    572,000.00      571,600.00   C/O Refi      Full   SunTrust                 715,000.00    3/27/2006  N         2
  35974716    492,000.00      489,641.41   Purchase      Full   SunTrust                 615,000.00    3/31/2006  N         2
 144373628    619,000.00      616,032.59   Purchase      Full   SunTrust               1,000,000.00    3/22/2006  N         2
  35982776    542,500.00      539,899.30   Purchase      Full   SunTrust                 730,000.00    3/31/2006  N         2
 203065818    435,000.00      432,963.98   C/O Refi      Full   SunTrust                 710,000.00     3/7/2006  N         2
 203173992    562,500.00      560,399.15   C/O Refi      Full   SunTrust                 750,000.00    3/29/2006  N         2
 203272638    491,200.00      485,800.02   Purchase      Full   SunTrust                 614,000.00     4/4/2006  N         2
 203193354    480,000.00      477,698.96   C/O Refi      Full   SunTrust                 715,000.00    3/23/2006  N         2
 144635216    480,000.00      477,753.36   Purchase      Full   SunTrust                 650,000.00    3/24/2006  N         2
 203251442    432,800.00      430,725.19   Purchase      Full   SunTrust                 541,000.00    3/31/2006  N         2
 202969176    511,500.00      509,047.94   R/T Refi      Full   SunTrust                 750,000.00     3/7/2006  N         2
  36452092    602,000.00      602,000.00   Purchase      Full   SunTrust                 773,000.00    3/10/2006  N         2
 144761335    650,000.00      650,000.00   Purchase      Full   SunTrust               1,115,000.00    3/21/2006  N         2
 203152947  1,625,000.00    1,625,000.00   R/T Refi      SIVA   SunTrust               3,000,000.00    3/22/2006  N         2
 144746385    435,000.00      432,914.66   C/O Refi      SIVA   SunTrust                 580,000.00    3/21/2006  N         2
 144760162    626,250.00      623,112.45   C/O Refi      SIVA   SunTrust                 835,000.00     4/4/2006  N         2
 144777083    700,000.00      700,000.00   C/O Refi      SIVA   SunTrust               1,000,000.00     4/6/2006  N         2
 144860749    900,000.00      895,787.57   C/O Refi      SIVA   SunTrust               1,450,000.00     4/4/2006  N         2
 144747961    606,000.00      606,000.00   C/O Refi      SIVA   SunTrust               1,000,000.00    3/30/2006  N         2
 143829232    360,000.00      360,000.00   C/O Refi      SIVA   SunTrust               1,155,000.00   10/29/2005  N         2
 202966016    650,000.00      650,000.00   Purchase      Alt    SunTrust                 872,000.00    3/10/2006  N         2
 203050182    520,000.00      519,383.25   Purchase      Full   SunTrust                 657,000.00    2/27/2006  N         2
 144163573    458,200.00      458,084.49   R/T Refi      Full   SunTrust                 575,000.00     3/3/2006  N         2
 203038898    585,000.00      583,170.64   C/O Refi      Full   SunTrust               1,100,000.00    2/27/2006  N         2
  31052764  1,750,000.00    1,750,000.00   R/T Refi      Full   SunTrust               3,500,000.00    4/18/2006  N         2
  35370196    486,700.00      484,812.14   Purchase      Full   SunTrust                 660,000.00    4/27/2006  N         2
  36414662    478,000.00      476,214.94   R/T Refi      Full   SunTrust                 750,000.00    4/24/2006  N         2
  37742392    815,900.00      812,853.06   Purchase      Full   SunTrust               1,120,000.00    4/25/2006  N         2
 143909729    500,000.00      498,087.43   Purchase      Full   SunTrust               1,350,000.00    4/21/2006  N         2
 144108131    481,000.00      479,160.12   C/O Refi      SIVA   SunTrust                 700,000.00    4/20/2006  N         2
 144769783    450,000.00      448,319.49   C/O Refi      Full   SunTrust                 650,000.00    4/20/2006  N         2
 144961133    965,000.00      961,396.25   R/T Refi      Full   SunTrust               2,100,000.00    4/25/2006  N         2
 203064571    532,000.00      532,000.00   Purchase      Full   SunTrust                 665,000.00    2/23/2006  N         2
 203105697    650,000.00      647,487.15   R/T Refi      Full   SunTrust                 850,000.00    4/14/2006  N         2
 203136155    500,000.00      491,942.03   Purchase      Full   SunTrust                 988,000.00    4/12/2006  N         2
 203164967    638,800.00      638,800.00   Purchase      Full   SunTrust                 800,000.00     4/5/2006  N         2
 203207105    950,000.00      946,366.12   Purchase      SIVA   SunTrust               1,680,000.00    4/28/2006  N         2
 203219688    480,000.00      479,999.90   Purchase      Full   SunTrust                 615,000.00    3/31/2006  N         2
 203221122    631,000.00      627,851.00   Purchase      Full   SunTrust                 789,000.00     4/4/2006  N         2
 203234190    487,500.00      484,774.17   C/O Refi      Full   SunTrust                 650,000.00    3/22/2006  N         2
 203240528    588,128.00      585,931.50   Purchase      Full   SunTrust                 750,000.00     4/5/2006  N         2
 203241088    480,000.00      477,180.37   C/O Refi      Full   SunTrust                 940,000.00    4/17/2006  N         2
 203257530    900,000.00      896,639.01   C/O Refi      Full   SunTrust               1,520,000.00    4/13/2006  N         2
 203263884    750,000.00      747,131.16   Purchase      Full   SunTrust               2,225,000.00    4/11/2006  N         2
 203271887    450,000.00      447,893.77   Purchase      Full   SunTrust                 899,000.00     4/4/2006  N         2
 203275805  1,000,000.00      996,265.57   Purchase      SIVA   SunTrust               2,250,000.00    4/18/2006  N         2
 203277736    506,400.00      504,508.88   R/T Refi      Full   SunTrust                 633,000.00    4/10/2006  N         2
 203287941    467,500.00      467,405.12   R/T Refi      Full   SunTrust                 719,000.00    4/19/2006  N         2
 203287990    502,000.00      500,125.30   C/O Refi      Full   SunTrust                 730,000.00    4/24/2006  N         2
 203292479    980,000.00      976,340.25   C/O Refi      SIVA   SunTrust               1,400,000.00    4/12/2006  N         2
 203312301    898,000.00      894,565.01   R/T Refi      Full   SunTrust               1,300,000.00    4/20/2006  N         2
 203347372    800,000.00      796,939.90   Purchase      Full   SunTrust               1,600,000.00    4/28/2006  N         2
  33930983    640,000.00      634,834.34   Purchase      Full   SunTrust                 980,000.00     1/6/2006  N         2
 203341144    554,240.00      552,691.78   R/T Refi      Full   SunTrust                 693,000.00     5/8/2006  N         2
 203295886    764,000.00      761,813.92   R/T Refi      Full   SunTrust                 975,000.00    5/15/2006  N         2
 203338728    508,000.00      506,056.85   Purchase      Full   SunTrust                 695,000.00    4/20/2006  N         2
 203336540    464,800.00      463,064.22   Purchase      Full   SunTrust                 595,000.00    4/19/2006  N         2
 203294129    960,000.00      956,327.88   Purchase      Full   SunTrust               1,270,000.00    4/24/2006  N         2
 203412309    602,000.00      599,751.87   R/T Refi      Full   SunTrust               1,225,000.00    4/21/2006  N         2
 203354584    430,000.00      428,394.20   C/O Refi      Full   SunTrust               1,250,000.00     5/1/2006  N         2
 203440557    500,000.00      500,000.00   C/O Refi      Full   SunTrust               2,200,000.00    5/10/2006  N         2
 203389564    616,000.00      614,279.27   R/T Refi      Full   SunTrust                 770,000.00     5/8/2006  N         2
 144769536    475,000.00      473,640.84   Purchase      Full   SunTrust                 878,000.00    5/18/2006  N         2
 203138904    750,000.00      746,489.62   Purchase      Full   SunTrust               1,130,000.00     3/6/2006  N         2
 203469887  1,000,000.00      997,206.61   Purchase      SIVA   SunTrust               2,115,000.00    5/22/2006  N         2
 203340138    480,000.00      478,659.16   R/T Refi      SIVA   SunTrust                 600,000.00     5/3/2006  N         2
 203404041    575,000.00      572,852.71   C/O Refi      Alt    SunTrust               1,100,000.00    4/24/2006  N         2
 203347166    551,500.00      549,959.42   Purchase      Alt    SunTrust                 940,000.00    5/19/2006  N         2
3061321851    697,250.00      694,646.18   Purchase      Full   WAMU                     871,589.00    4/27/2006  N         2
3072789096    600,000.00      591,724.98   Purchase      SIVA   WAMU                   1,100,000.00     6/3/2005  N         2
3062673102    585,000.00      582,815.35   C/O Refi      Full   WAMU                   1,050,000.00     5/1/2006  N         2
3062342765    420,000.00      418,431.56   C/O Refi      Full   WAMU                     525,000.00    4/26/2006  N         2
 714744984    568,948.00      566,771.71   Purchase      Full   WAMU                     715,000.00    4/27/2006  N         2
3060484171  1,160,000.00    1,153,467.44   R/T Refi      Full   WAMU                   3,150,000.00     2/6/2006  N         2
3061682567  1,000,000.00      994,368.47   Purchase      Full   WAMU                   1,360,000.00     2/6/2006  N         2
  62717616    488,000.00      485,715.91   Purchase      Full   Wells Fargo              612,000.00    3/23/2006  N         2
  62766217    448,000.00      445,903.14   Purchase      Full   Wells Fargo              660,000.00    3/23/2006  N         2
  63284053    660,000.00      656,369.77   Purchase      SIVA   Wells Fargo              980,000.00    3/10/2006  N         2
 150020758    500,000.00      497,334.59   Purchase      Full   Wells Fargo              820,000.00    3/24/2006  N         2
 150075018    548,000.00      545,372.92   Purchase      SISA   Wells Fargo              685,000.00    3/20/2006  N         2
 150109783    459,726.00      457,574.22   Purchase      SISA   Wells Fargo              595,000.00    3/13/2006  N         2
 150315612    328,000.00      328,000.00   Purchase      SIVA   Wells Fargo              410,000.00     3/8/2006  N         2
 150394294    500,000.00      497,116.14   C/O Refi      SISA   Wells Fargo              900,000.00    2/16/2006  N         2
 150503449    463,520.00      460,909.62   Purchase      SISA   Wells Fargo              580,000.00    2/16/2006  N         2
 150540326    448,000.00      445,852.31   Purchase      SISA   Wells Fargo              565,000.00    3/30/2006  N         2
 150626349    999,999.00      995,205.12   C/O Refi      SIVA   Wells Fargo            1,575,000.00     4/3/2006  N         2
 150686863    520,000.00      517,566.12   Purchase      SISA   Wells Fargo              650,000.00     3/1/2006  N         2
 150736841    552,000.00      549,353.77   Purchase      SISA   Wells Fargo              700,000.00    3/21/2006  N         2
 150771145    450,000.00      444,658.43   Purchase      SISA   Wells Fargo              594,000.00    3/24/2006  N         2
 150840635    999,950.00      999,873.15   Purchase      Full   Wells Fargo            1,300,000.00    2/28/2006  N         2
 150871226    440,000.00      438,356.84   Purchase      SISA   Wells Fargo              940,000.00     4/7/2006  N         2
 150933182    500,000.00      497,116.14   C/O Refi      SISA   Wells Fargo              700,000.00    2/23/2006  N         2
 151109063    450,000.00      447,842.74   R/T Refi      SISA   Wells Fargo              870,000.00    3/14/2006  N         2
 151118882    465,000.00      462,823.55   C/O Refi      SISA   Wells Fargo              643,000.00    3/16/2006  N         2
 151141116    640,000.00      636,931.92   Purchase      SISA   Wells Fargo              800,000.00    3/15/2006  N         2
 151203221    528,000.00      528,000.00   Purchase      Full   Wells Fargo              660,000.00    3/27/2006  N         2
 151341278    250,000.00      249,066.37   Purchase      Full   Wells Fargo              250,000.00    4/10/2006  N         2
 151416823    637,500.00      634,217.14   Purchase      SIVA   Wells Fargo              855,000.00    3/27/2006  N         2
 151482726    650,000.00      650,000.00   Purchase      SISA   Wells Fargo            1,100,000.00    4/10/2006  N         2
 151514833    535,200.00      525,600.00   Purchase      SISA   Wells Fargo              670,000.00     4/3/2006  N         2
 151851359    499,000.00      497,091.26   Purchase      SIVA   Wells Fargo              780,000.00    4/10/2006  N         2
   1156065    500,000.00      498,569.31   R/T Refi      Full   Bank of America          650,000.00    5/22/2006  N         2

                                   EXHIBIT D-3
                                  LOAN GROUP 3
                             MORTGAGE LOAN SCHEDULE

                                      D-3-1

  LOANID     OCC         PROPTYPE      OTERM  CORTERM   OLTV     RATE      FPDATE      NDDATE   S_MATDATE       PANDI      PTDATE

1076052208 Primary       SFR            360       331      80        6    5/1/2004   10/1/2006   4/1/2034     5,755.69    9/1/2006
1139213762 Primary       Cooperative    360       334    40.3     5.25    8/1/2004    9/1/2006   7/1/2034       745.47    8/1/2006
1139218686 Primary       Cooperative    360       333   70.26      5.5    7/1/2004    9/1/2006   6/1/2034     3,111.48    8/1/2006
1139221716 Primary       Cooperative    360       334   49.94    5.875    8/1/2004    9/1/2006   7/1/2034     2,437.14    8/1/2006
1139221942 Primary       Cooperative    360       333      50     5.75    7/1/2004   10/1/2006   6/1/2034     3,647.33    9/1/2006
1212056960 Primary       Cooperative    360       333      75     5.75    7/1/2004   10/1/2006   6/1/2034     1,855.76    9/1/2006
1243147481 Primary       PUD            360       334   61.14    5.875    8/1/2004    9/1/2006   7/1/2034     4,140.76    8/1/2006
1367057556 Primary       Cooperative    360       332   57.48    5.875    6/1/2004    9/1/2006   5/1/2034     2,159.11    8/1/2006
1369075650 Primary       Cooperative    360       334   75.48    5.875    8/1/2004    9/1/2006   7/1/2034     2,768.40    8/1/2006
1533729136 Primary       PUD            360       323      92     5.75    9/1/2003    9/1/2006   8/1/2033     1,868.31    8/1/2006
1595782637 Primary       PUD            360       333      75    6.125    7/1/2004   10/1/2006   6/1/2034     5,468.50    9/1/2006
1595782740 Primary       SFR            360       333   52.72    6.125    7/1/2004   10/1/2006   6/1/2034     2,946.92    9/1/2006
1689584889 Primary       SFR            360       334      80    5.625    8/1/2004    9/1/2006   7/1/2034     3,334.21    8/1/2006
1704015887 Primary       Cooperative    360       331   42.71    5.625    5/1/2004    9/1/2006   4/1/2034     2,446.54    8/1/2006
1705020340 Primary       Cooperative    360       333      50    5.875    7/1/2004    9/1/2006   6/1/2034     2,558.40    8/1/2006
1706003539 Primary       Cooperative    360       333      50    5.625    7/1/2004   10/1/2006   6/1/2034     2,763.15    9/1/2006
1706022090 Primary       Cooperative    360       333   47.93     5.75    7/1/2004    9/1/2006   6/1/2034     4,195.89    8/1/2006
1707036840 Primary       Cooperative    360       334   47.84     5.75    8/1/2004   10/1/2006   7/1/2034     2,735.79    9/1/2006
1760034017 Primary       Cooperative    360       323      75    5.875    9/1/2003    9/1/2006   8/1/2033     4,214.71    8/1/2006
1760149675 Primary       Cooperative    360       332   67.48    5.625    6/1/2004    9/1/2006   5/1/2034     2,233.55    8/1/2006
1760166164 Primary       Cooperative    360       332      80     5.75    6/1/2004    9/1/2006   5/1/2034     2,801.15    8/1/2006
1760179600 Secondary     Cooperative    360       334   65.07    5.875    8/1/2004    9/1/2006   7/1/2034     3,845.00    8/1/2006
1760183312 Primary       Cooperative    360       333   70.45      5.5    7/1/2004    9/1/2006   6/1/2034     3,200.06    8/1/2006
1760188983 Primary       Cooperative    360       334   76.34     5.75    8/1/2004    9/1/2006   7/1/2034     2,917.87    8/1/2006
1760202563 Primary       Cooperative    360       333   74.12    5.875    7/1/2004   10/1/2006   6/1/2034     3,726.69    9/1/2006
1760205991 Primary       Cooperative    360       334   62.07    5.875    8/1/2004    9/1/2006   7/1/2034     2,661.92    8/1/2006
1760210812 Primary       SFR            360       333      80    5.875    7/1/2004    9/1/2006   6/1/2034     3,099.66    8/1/2006
1760254782 Primary       SFR            360       333   36.73    6.125    7/1/2004    9/1/2006   6/1/2034     2,734.25    8/1/2006
1765339066 Primary       SFR            360       332   69.35     5.75    6/1/2004    9/1/2006   5/1/2034     2,112.54    8/1/2006
1063080040 Primary       PUD            360       356   67.08    6.125    6/1/2006   10/1/2006   5/1/2036     3,949.47    9/1/2006
1203222774 Primary       PUD            360       356   65.38    6.125    6/1/2006    9/1/2006   5/1/2036     3,797.57    8/1/2006
1236187760 Primary       SFR            360       356      80    6.125    6/1/2006    9/1/2006   5/1/2036     3,913.25    8/1/2006
1539759741 Primary       SFR            360       354   77.59    6.125    4/1/2006    9/1/2006   3/1/2036     3,323.63    8/1/2006
1596745352 Primary       Condo          360       355   79.99    6.125    5/1/2006    9/1/2006   4/1/2036     3,195.43    8/1/2006
1703076627 Primary       Cooperative    360       355      80    5.875    5/1/2006    9/1/2006   4/1/2036     4,022.46    8/1/2006
1703078338 Secondary     Condo          360       356   64.21    6.125    6/1/2006    9/1/2006   5/1/2036     3,341.86    8/1/2006
1707056235 Primary       SFR            360       347      80        6    9/1/2005    9/1/2006   8/1/2035     3,525.36    8/1/2006
1710012588 Primary       SFR            360       355      80        6    5/1/2006    9/1/2006   4/1/2036     3,333.50    8/1/2006
1742108891 Primary       SFR            360       349      65    6.125   11/1/2005    9/1/2006  10/1/2035     5,924.21    8/1/2006
1760369241 Secondary     Cooperative    360       351      70        6    1/1/2006    9/1/2006  12/1/2035     3,882.09    8/1/2006
1760452414 Primary       SFR            360       355   55.29        6    5/1/2006    9/1/2006   4/1/2036     2,817.89    8/1/2006
1764609937 Primary       Cooperative    360       349   56.25        6   11/1/2005    9/1/2006  10/1/2035     5,395.96    8/1/2006
1842174898 Secondary     SFR            360       355      80    6.125    5/1/2006    9/1/2006   4/1/2036     5,346.97    8/1/2006
1844337279 Primary       SFR            360       352   64.77    6.125    2/1/2006    9/1/2006   1/1/2036     4,329.23    8/1/2006
  32218018 Primary       SFR            360       352      80    6.125    2/1/2006   10/1/2006   1/1/2036     4,131.75    9/1/2006
  33821935 Primary       SFR            360       354      80        6    4/1/2006    9/1/2006   3/1/2036     3,645.27    8/1/2006
  33666017 Primary       SFR            360       355   74.07        6    5/1/2006   10/1/2006   4/1/2036     5,995.51    9/1/2006
  36122992 Primary       SFR            360       354   73.83    6.125    4/1/2006   10/1/2006   3/1/2036     3,050.20    9/1/2006
 203174529 Primary       SFR            360       355      65        6    5/1/2006   10/1/2006   4/1/2036     3,156.63    9/1/2006
 144751401 Primary       PUD            360       355      80    6.125    5/1/2006   10/1/2006   4/1/2036     3,888.71    9/1/2006
 203172523 Primary       SFR            360       355   52.17        6    5/1/2006    9/1/2006   4/1/2036     3,597.31    8/1/2006
 203279997 Primary       Condo          360       355      80    6.125    5/1/2006    9/1/2006   4/1/2036     5,346.98    8/1/2006
  33692567 Secondary     SFR            360       355   79.65    6.125    5/1/2006   10/1/2006   4/1/2036     2,734.25    9/1/2006
 203189832 Primary       SFR            360       355   79.49        6    5/1/2006   10/1/2006   4/1/2036     3,240.57    9/1/2006
 203079009 Primary       Condo          360       355   63.41    6.125    5/1/2006   10/1/2006   4/1/2036     3,159.57    9/1/2006
 203129275 Primary       SFR            360       355    77.6    6.125    5/1/2006   10/1/2006   4/1/2036     3,536.29    9/1/2006
 203249727 Primary       Condo          360       355      75    6.125    5/1/2006    9/1/2006   4/1/2036     3,281.10    8/1/2006
 203138268 Primary       PUD            360       355      50        6    5/1/2006    9/1/2006   4/1/2036     3,447.42    8/1/2006
 203238779 Primary       PUD            360       355   62.74    6.125    5/1/2006    9/1/2006   4/1/2036     3,154.38    8/1/2006
 203205950 Primary       SFR            360       355   79.97    6.125    5/1/2006   10/1/2006   4/1/2036     2,669.48    9/1/2006
  35226356 Primary       SFR            360       355   57.81    6.125    5/1/2006    9/1/2006   4/1/2036     5,620.40    8/1/2006
 203177472 Primary       SFR            360       355   61.81    6.125    5/1/2006    9/1/2006   4/1/2036     2,703.87    8/1/2006
 203181078 Primary       SFR            360       355   69.99    6.125    5/1/2006    9/1/2006   4/1/2036     3,082.92    8/1/2006
 203164454 Primary       SFR            360       355   65.73    6.125    5/1/2006   10/1/2006   4/1/2036     3,700.52    9/1/2006
 203158894 Primary       SFR            360       355   78.46        6    5/1/2006    9/1/2006   4/1/2036     3,669.25    8/1/2006
 203189998 Primary       SFR            360       355      80    6.125    5/1/2006   10/1/2006   4/1/2036     4,447.71    9/1/2006
 203279781 Primary       SFR            360       355   65.65    6.125    5/1/2006    9/1/2006   4/1/2036     2,848.13    8/1/2006
 203165006 Primary       SFR            360       355   64.36        6    5/1/2006    9/1/2006   4/1/2036     3,897.08    8/1/2006
 144087103 Primary       SFR            360       355   63.36    6.125    5/1/2006    9/1/2006   4/1/2036     2,577.60    8/1/2006
 203145842 Primary       PUD            360       355   41.24        6    5/1/2006    9/1/2006   4/1/2036     3,597.30    8/1/2006
 203315676 Primary       SFR            360       355   30.64    6.125    5/1/2006    9/1/2006   4/1/2036     3,440.21    8/1/2006
 203200381 Primary       SFR            360       355   51.42    6.125    5/1/2006    9/1/2006   4/1/2036     4,077.07    8/1/2006
 203145628 Primary       SFR            360       355   60.63    6.125    5/1/2006   10/1/2006   4/1/2036     3,317.71    9/1/2006
 203007208 Primary       PUD            360       354   79.97    6.125    4/1/2006    9/1/2006   3/1/2036     3,397.33    8/1/2006
  35054626 Primary       SFR            360       354    66.3    6.125    4/1/2006    9/1/2006   3/1/2036     5,076.09    8/1/2006
 144741550 Primary       SFR            360       355   76.36    6.125    5/1/2006   10/1/2006   4/1/2036     3,215.63    9/1/2006
 203186861 Primary       SFR            360       355   55.32        6    5/1/2006    9/1/2006   4/1/2036     3,250.00    8/1/2006
 203024443 Primary       PUD            360       354   69.13    6.125    4/1/2006    9/1/2006   3/1/2036     2,822.60    8/1/2006
 144578275 Primary       2-Family       360       354   59.19    6.125    4/1/2006    9/1/2006   3/1/2036     3,368.75    8/1/2006
 144374907 Primary       SFR            360       355   78.75    6.125    5/1/2006   10/1/2006   4/1/2036     4,900.00    9/1/2006
 144158656 Primary       SFR            360       352   42.47    6.125    2/1/2006    9/1/2006   1/1/2036     3,250.09    8/1/2006
  31363823 Primary       PUD            360       356    76.8    6.125    6/1/2006    9/1/2006   5/1/2036     2,916.53    8/1/2006
  31968324 Primary       SFR            360       353   76.98    6.125    3/1/2006    9/1/2006   2/1/2036     3,250.72    8/1/2006
  36414696 Primary       SFR            360       356      80        6    6/1/2006    9/1/2006   5/1/2036     2,853.86    8/1/2006
 144379211 Primary       SFR            360       355   39.29    6.125    5/1/2006    9/1/2006   4/1/2036     3,341.86    8/1/2006
 202973681 Primary       SFR            360       356   48.78    6.125    6/1/2006    9/1/2006   5/1/2036     6,076.11    8/1/2006
 203111604 Primary       PUD            360       356      80    6.125    6/1/2006    9/1/2006   5/1/2036     3,645.66    8/1/2006
 203144548 Secondary     Condo          360       356      65    6.125    6/1/2006    9/1/2006   5/1/2036     4,810.68    8/1/2006
 203145958 Primary       SFR            360       356      70    6.125    6/1/2006   10/1/2006   5/1/2036     4,465.94    9/1/2006
 203148762 Primary       SFR            360       355   29.59    6.125    5/1/2006    9/1/2006   4/1/2036     2,552.08    8/1/2006
 203189568 Primary       SFR            360       355   44.64        6    5/1/2006    9/1/2006   4/1/2036     2,997.75    8/1/2006
 203193792 Primary       SFR            360       355   74.79    6.125    5/1/2006    9/1/2006   4/1/2036     3,183.98    8/1/2006
 203285879 Primary       SFR            360       356   69.44        6    6/1/2006    9/1/2006   5/1/2036     5,995.51    8/1/2006
 203320197 Primary       SFR            360       355      75        6    5/1/2006    9/1/2006   4/1/2036     2,967.78    8/1/2006
 203322987 Primary       PUD            360       356   54.67    6.125    6/1/2006    9/1/2006   5/1/2036     2,511.25    8/1/2006
 203358734 Primary       PUD            360       356      70    6.125    6/1/2006    9/1/2006   5/1/2036     3,317.56    8/1/2006
 203339684 Primary       Condo          360       357   79.92    6.125    7/1/2006    9/1/2006   6/1/2036     2,907.33    8/1/2006
 202280368 Primary       SFR            360       349   70.15    6.125   11/1/2005    9/1/2006  10/1/2035     2,713.04    8/1/2006
 203342894 Primary       PUD            360       356   66.67        6    6/1/2006   10/1/2006   5/1/2036     5,995.51    9/1/2006
 203305503 Primary       SFR            360       357   48.96        6    7/1/2006   10/1/2006   6/1/2036     2,350.00    9/1/2006
 203305495 Secondary     SFR            360       357      80    6.125    7/1/2006    9/1/2006   6/1/2036     2,746.40    8/1/2006
 203427638 Primary       SFR            360       357      80    6.125    7/1/2006    9/1/2006   6/1/2036     3,354.01    8/1/2006
 203375381 Primary       SFR            360       357   61.63        6    7/1/2006    9/1/2006   6/1/2036     4,796.40    8/1/2006
 203079108 Primary       SFR            360       355      70    6.125    5/1/2006    9/1/2006   4/1/2036     4,678.60    8/1/2006
3061399188 Primary       Condo          360       357      80    6.125    7/1/2006    9/1/2006   6/1/2036     3,183.88    8/1/2006
3062495258 Primary       SFR            360       357   69.18    6.125    7/1/2006    9/1/2006   6/1/2036     3,572.75    8/1/2006
3062580208 Primary       SFR            360       356      80    6.125    6/1/2006    9/1/2006   5/1/2036     5,590.02    8/1/2006
3062624402 Primary       SFR            360       356   76.05    6.125    6/1/2006    9/1/2006   5/1/2036     3,858.33    8/1/2006
3062803394 Primary       PUD            360       356   60.98        6    6/1/2006    9/1/2006   5/1/2036     7,494.38    8/1/2006
3062341304 Primary       Condo          360       356      60    6.125    6/1/2006    9/1/2006   5/1/2036     3,011.32    8/1/2006
3060412388 Primary       SFR            360       356   68.66    6.125    6/1/2006    9/1/2006   5/1/2036     2,795.01    8/1/2006
3062352285 Primary       PUD            360       357      80        6    7/1/2006    9/1/2006   6/1/2036     3,333.50    8/1/2006
 634405468 Primary       SFR            360       353   72.41    6.125    3/1/2006    9/1/2006   2/1/2036     3,101.85    8/1/2006
3060656521 Primary       SFR            360       351   34.24    6.125    1/1/2006   10/1/2006  12/1/2035    10,402.29    9/1/2006
  62635933 Primary       SFR            360       355      80    6.125    5/1/2006   10/1/2006   4/1/2036     2,325.19    9/1/2006
  63241822 Primary       SFR            360       355   76.92    6.125    5/1/2006    9/1/2006   4/1/2036     2,734.25    8/1/2006
  63570543 Primary       SFR            360       356    61.9        6    6/1/2006    9/1/2006   5/1/2036     3,897.08    8/1/2006
 147754931 Primary       Cooperative    360       351   75.27    5.875    1/1/2006    9/1/2006  12/1/2035     2,803.89    8/1/2006
 148022304 Primary       SFR            360       353      75    6.125    3/1/2006    9/1/2006   2/1/2036     3,764.33    8/1/2006
 149104986 Primary       SFR            360       355   78.68    6.125    5/1/2006    9/1/2006   4/1/2036     3,250.72    8/1/2006
 150071397 Primary       SFR            360       355   73.72        6    5/1/2006    9/1/2006   4/1/2036     2,607.75    8/1/2006
 150241859 Primary       SFR            360       355   79.26    6.125    5/1/2006    9/1/2006   4/1/2036     3,250.72    8/1/2006
 150288371 Primary       SFR            360       354   41.67    6.125    4/1/2006    9/1/2006   3/1/2036     5,104.17    8/1/2006
 150348621 Primary       Condo          360       355      80        6    5/1/2006   10/1/2006   4/1/2036     2,793.91    9/1/2006
 150349439 Primary       SFR            360       355      80        6    5/1/2006    9/1/2006   4/1/2036     2,662.01    8/1/2006
 150450401 Primary       Condo          360       354      80    6.125    4/1/2006   10/1/2006   3/1/2036     3,305.41    9/1/2006
 150459584 Primary       SFR            360       355      80    6.125    5/1/2006    9/1/2006   4/1/2036     3,750.54    8/1/2006
 150501344 Primary       SFR            360       354      80        6    4/1/2006    9/1/2006   3/1/2036     3,103.28    8/1/2006
 150511087 Primary       SFR            360       354   77.27    6.125    4/1/2006   10/1/2006   3/1/2036     3,098.82    9/1/2006
 150559417 Primary       SFR            360       354   74.36    6.125    4/1/2006    9/1/2006   3/1/2036     2,643.11    8/1/2006
 150578607 Secondary     Condo          360       355      80    6.125    5/1/2006    9/1/2006   4/1/2036     3,621.36    8/1/2006
 150590388 Primary       SFR            360       354      80    6.125    4/1/2006   10/1/2006   3/1/2036     2,780.43    9/1/2006
 150599231 Primary       SFR            360       355      80    6.125    5/1/2006    9/1/2006   4/1/2036     2,892.23    8/1/2006
 150604049 Primary       SFR            360       354   71.88    6.125    4/1/2006   10/1/2006   3/1/2036     3,183.88    9/1/2006
 150604452 Primary       SFR            360       354      80    6.125    4/1/2006    9/1/2006   3/1/2036     3,791.49    8/1/2006
 150700623 Primary       SFR            360       355      80    6.125    5/1/2006    9/1/2006   4/1/2036     2,899.52    8/1/2006
 150708618 Primary       SFR            360       354   75.94        6    4/1/2006    9/1/2006   3/1/2036     3,027.74    8/1/2006
 150761971 Primary       SFR            360       355   72.83    5.875    5/1/2006   10/1/2006   4/1/2036    11,091.34    9/1/2006
 150774503 Primary       2-Family       360       356      80    6.125    6/1/2006    9/1/2006   5/1/2036     3,645.67    8/1/2006
 150812873 Primary       SFR            360       354      80    6.125    4/1/2006    9/1/2006   3/1/2036     2,932.28    8/1/2006
 150815207 Primary       SFR            360       354   64.52    6.125    4/1/2006    9/1/2006   3/1/2036     3,293.25    8/1/2006
 150832855 Primary       SFR            360       354      40    6.125    4/1/2006    9/1/2006   3/1/2036     3,341.86    8/1/2006
 150897999 Primary       SFR            360       354      80    6.125    4/1/2006    9/1/2006   3/1/2036     2,843.62    8/1/2006
 150899805 Primary       SFR            360       356      80    6.125    6/1/2006   10/1/2006   5/1/2036     2,770.71    9/1/2006
 150900165 Primary       SFR            360       355      80        6    5/1/2006    9/1/2006   4/1/2036     2,903.93    8/1/2006
 150917649 Primary       SFR            360       355      80    6.125    5/1/2006   10/1/2006   4/1/2036     2,819.32    9/1/2006
 150950707 Primary       SFR            360       355      80        6    5/1/2006   10/1/2006   4/1/2036     3,357.49    9/1/2006
 151047826 Primary       SFR            360       355   72.99    6.125    5/1/2006    9/1/2006   4/1/2036     3,038.06    8/1/2006
 151090792 Primary       SFR            360       355      80        6    5/1/2006   10/1/2006   4/1/2036     3,117.67    9/1/2006
 151107109 Primary       SFR            360       355   71.59    6.125    5/1/2006    9/1/2006   4/1/2036     3,001.60    8/1/2006
 151123049 Primary       SFR            360       355      85        6    5/1/2006    9/1/2006   4/1/2036     3,745.70    8/1/2006
 151133519 Primary       SFR            360       355      80    6.125    5/1/2006    9/1/2006   4/1/2036     3,256.80    8/1/2006
 151143302 Primary       SFR            360       355      80    6.125    5/1/2006    9/1/2006   4/1/2036     2,979.73    8/1/2006
 151180767 Primary       SFR            360       355      80    6.125    5/1/2006    9/1/2006   4/1/2036     2,931.73    8/1/2006
 151203395 Primary       SFR            360       355      80    6.125    5/1/2006   10/1/2006   4/1/2036     2,347.92    9/1/2006
 151209855 Secondary     SFR            360       356      80    6.125    6/1/2006    9/1/2006   5/1/2036     2,960.42    8/1/2006
 151216421 Primary       SFR            360       355      80    6.125    5/1/2006    9/1/2006   4/1/2036     3,242.21    8/1/2006
 151239506 Primary       SFR            360       355      80    6.125    5/1/2006    9/1/2006   4/1/2036     3,315.13    8/1/2006
 151301124 Primary       SFR            360       355      80        6    5/1/2006    9/1/2006   4/1/2036     3,052.92    8/1/2006
 151394947 Primary       SFR            360       355      80        6    5/1/2006   10/1/2006   4/1/2036     2,736.68    9/1/2006
 151550324 Primary       SFR            360       356      80        6    6/1/2006   11/1/2006   5/1/2036     3,141.65   10/1/2006
 151589173 Primary       SFR            360       356   76.47        6    6/1/2006   10/1/2006   5/1/2036     3,897.08    9/1/2006
 151612009 Primary       SFR            360       356      80        6    6/1/2006    9/1/2006   5/1/2036     2,968.98    8/1/2006
    873266 Primary       SFR            360       349   75.38    5.875   11/1/2005    9/1/2006  10/1/2035     2,898.54    8/1/2006
   1122978 Primary       PUD            360       357   76.46    6.125    7/1/2006    9/1/2006   6/1/2036     3,019.82    8/1/2006

  LOANID         OBAL            COBAL      PURPOSE       DOC       SERVICER               OAPPVAL           ODATE    PPEN     GROUP

1076052208     960,000.00      930,254.72   R/T Refi     Full       Chase                1,200,000.00      4/5/2004   N          3
1139213762     135,000.00      130,745.99   Purchase     Full       Chase                  345,000.00     6/11/2004   N          3
1139218686     548,000.00      529,515.51   R/T Refi     Full       Chase                  780,000.00     5/19/2004   N          3
1139221716     412,000.00      400,383.23   Purchase     Alt        Chase                  854,000.00      6/9/2004   N          3
1139221942     625,000.00      606,238.90   Purchase     Alt        Chase                1,250,000.00      6/1/2004   N          3
1212056960     318,000.00      308,454.34   C/O Refi     Full       Chase                  424,000.00     5/24/2004   N          3
1243147481     700,000.00      680,263.06   C/O Refi     Full       Chase                1,145,000.00     5/25/2004   N          3
1367057556     365,000.00      352,724.66   C/O Refi     Full       Chase                  635,000.00      4/9/2004   N          3
1369075650     468,000.00      452,263.28   R/T Refi     Full       Chase                  620,000.00     6/10/2004   N          3
1533729136     320,150.00      306,470.59   R/T Refi     Full       Chase                  348,000.00      8/1/2003   N          3
1595782637     900,000.00      874,580.60   Purchase     Full       Chase                1,250,000.00     5/11/2004   N          3
1595782740     485,000.00      471,390.62   C/O Refi     Full       Chase                  920,000.00     5/20/2004   N          3
1689584889     579,200.00      562,120.84   Purchase     Full       Chase                  750,000.00      6/4/2004   N          3
1704015887     425,000.00      410,921.48   C/O Refi     SIVA       Chase                  995,000.00     3/29/2004   N          3
1705020340     432,500.00      419,804.68   Purchase     Full       Chase                  865,000.00      6/1/2004   N          3
1706003539     480,000.00      465,266.73   Purchase     Alt        Chase                  975,000.00     5/25/2004   N          3
1706022090     719,000.00      697,417.18   R/T Refi     Full       Chase                1,500,000.00     5/24/2004   N          3
1707036840     468,800.00      455,281.86   R/T Refi     Full       Chase                  980,000.00     6/11/2004   N          3
1760034017     712,500.00      678,613.98   Purchase     Full       Chase                  950,000.00     7/22/2003   N          3
1760149675     388,000.00      375,553.14   C/O Refi     Full       Chase                  575,000.00     3/29/2004   N          3
1760166164     480,000.00      465,021.25   C/O Refi     Full       Chase                  600,000.00     3/31/2004   N          3
1760179600     650,000.00      631,431.14   Purchase     Full       Chase                1,000,000.00     6/10/2004   N          3
1760183312     563,600.00      545,901.16   R/T Refi     Full       Chase                  800,000.00     5/20/2004   N          3
1760188983     500,000.00      485,582.03   Purchase     Full       Chase                  660,000.00     6/14/2004   N          3
1760202563     630,000.00      611,507.32   Purchase     Full       Chase                  850,000.00     5/25/2004   N          3
1760205991     450,000.00      434,318.92   C/O Refi     Full       Chase                  725,000.00      6/4/2004   N          3
1760210812     524,000.00      508,618.82   Purchase     Full       Chase                  655,000.00     5/28/2004   N          3
1760254782     450,000.00      437,372.92   C/O Refi     Full       Chase                1,225,000.00     5/14/2004   N          3
1765339066     362,000.00      350,703.34   R/T Refi     SIVA       Chase                  522,000.00     4/27/2004   N          3
1063080040     650,000.00      647,453.53   Purchase     SISA       Chase                  970,000.00      4/5/2006   N          3
1203222774     625,000.00      622,517.08   Purchase     SISA       Chase                1,000,000.00     4/13/2006   N          3
1236187760     644,040.00      641,516.91   Purchase     SISA       Chase                  805,050.00     3/29/2006   N          3
1539759741     547,000.00      543,769.12   R/T Refi     Full       Chase                  705,000.00     2/15/2006   N          3
1596745352     525,900.00      523,318.03   Purchase     SISA       Chase                  657,500.00     3/13/2006   N          3
1703076627     680,000.00      676,499.42   Purchase     Full       Chase                  900,000.00     3/23/2006   N          3
1703078338     550,000.00      547,845.29   Purchase     SISA       Chase                  860,000.00      4/7/2006   N          3
1707056235     588,000.00      580,157.79   Purchase     Full       Chase                  735,000.00     7/27/2005   N          3
1710012588     556,000.00      552,711.99   R/T Refi     Full       Chase                  695,000.00     2/28/2006   N          3
1742108891     975,000.00      964,305.74   Purchase     No Ratio   Chase                1,530,000.00     9/23/2005   N          3
1760369241     647,500.00      641,581.30   Purchase     SIVA       Chase                  925,000.00     11/8/2005   N          3
1760452414     470,000.00      467,637.04   Purchase     SISA       Chase                  855,000.00     3/28/2006   N          3
1764609937     900,000.00      889,894.33   C/O Refi     No Ratio   Chase                1,600,000.00      9/8/2005   N          3
1842174898     880,000.00      875,679.60   Purchase     Full       Chase                1,200,000.00     3/16/2006   N          3
1844337279     712,500.00      706,859.91   R/T Refi     Full       Chase                1,100,000.00    12/27/2005   N          3
  32218018     680,000.00      674,617.23   R/T Refi     Full       SunTrust               850,000.00    12/27/2005   N          3
  33821935     608,000.00      603,657.78   R/T Refi     Full       SunTrust               760,000.00     2/28/2006   N          3
  33666017   1,000,000.00      994,972.42   Purchase     Full       SunTrust             1,440,000.00     3/14/2006   N          3
  36122992     502,000.00      499,034.93   Purchase     Full       SunTrust               690,000.00     2/14/2006   N          3
 203174529     526,500.00      523,853.02   Purchase     Full       SunTrust               810,000.00     3/27/2006   N          3
 144751401     640,000.00      636,409.29   Purchase     Full       SunTrust               830,000.00     3/24/2006   N          3
 203172523     600,000.00      595,933.41   C/O Refi     Full       SunTrust             1,150,000.00     3/22/2006   N          3
 203279997     880,000.00      875,679.35   Purchase     Full       SunTrust             1,100,000.00     3/31/2006   N          3
  33692567     450,000.00      447,117.59   Purchase     Full       SunTrust               565,000.00     3/27/2006   N          3
 203189832     540,500.00      537,782.62   R/T Refi     Full       SunTrust               680,000.00     3/23/2006   N          3
 203079009     520,000.00      517,447.06   Purchase     Full       SunTrust               820,000.00      3/9/2006   N          3
 203129275     582,000.00      579,142.67   R/T Refi     Full       SunTrust               750,000.00     3/13/2006   N          3
 203249727     540,000.00      537,348.82   Purchase     Full       SunTrust               720,000.00     3/30/2006   N          3
 203138268     575,000.00      572,109.14   Purchase     Full       SunTrust             1,150,000.00     3/13/2006   N          3
 203238779     618,000.00      618,000.00   R/T Refi     Full       SunTrust               985,000.00     3/28/2006   N          3
 203205950     523,000.00      523,000.00   Purchase     Full       SunTrust               654,000.00     3/28/2006   N          3
  35226356     925,000.00      920,458.65   Purchase     Full       SunTrust             1,650,000.00     3/30/2006   N          3
 203177472     445,000.00      442,815.24   C/O Refi     Full       SunTrust               720,000.00     3/14/2006   N          3
 203181078     604,000.00      603,447.47   R/T Refi     Full       SunTrust               863,000.00     3/23/2006   N          3
 203164454     725,000.00      725,000.00   C/O Refi     Full       SunTrust             1,103,000.00     3/23/2006   N          3
 203158894     612,000.00      608,923.13   C/O Refi     Full       SunTrust               780,000.00      3/9/2006   N          3
 203189998     732,000.00      728,406.20   Purchase     Full       SunTrust               915,000.00      4/3/2006   N          3
 203279781     558,000.00      558,000.00   C/O Refi     Full       SunTrust               850,000.00     3/15/2006   N          3
 203165006     650,000.00      646,732.08   Purchase     Full       SunTrust             1,010,000.00     3/30/2006   N          3
 144087103     505,000.00      504,909.73   C/O Refi     Full       SunTrust               797,000.00      3/8/2006   N          3
 203145842     600,000.00      596,983.48   R/T Refi     SIVA       SunTrust             1,455,000.00     3/13/2006   N          3
 203315676     674,000.00      674,000.00   C/O Refi     SIVA       SunTrust             2,200,000.00     3/24/2006   N          3
 203200381     671,000.00      666,753.89   R/T Refi     SIVA       SunTrust             1,305,000.00     3/31/2006   N          3
 203145628     650,000.00      650,000.00   R/T Refi     Alt        SunTrust             1,072,000.00     3/20/2006   N          3
 203007208     665,600.00      664,210.94   Purchase     Full       SunTrust               845,000.00      3/6/2006   N          3
  35054626     994,500.00      994,500.00   C/O Refi     Full       SunTrust             1,500,000.00     2/17/2006   N          3
 144741550     630,000.00      626,117.75   R/T Refi     Full       SunTrust               825,000.00     3/13/2006   N          3
 203186861     650,000.00      650,000.00   Purchase     Full       SunTrust             1,175,000.00     3/14/2006   N          3
 203024443     553,000.00      550,010.00   C/O Refi     Full       SunTrust               800,000.00     2/15/2006   N          3
 144578275     660,000.00      656,811.36   R/T Refi     Full       SunTrust             1,115,000.00     2/24/2006   N          3
 144374907     960,000.00      960,000.00   R/T Refi     Full       SunTrust             1,219,000.00     3/17/2006   N          3
 144158656     637,000.00      635,488.96   R/T Refi     Full       SunTrust             1,500,000.00    12/27/2005   N          3
  31363823     480,000.00      477,792.86   Purchase     Full       SunTrust               638,000.00     4/20/2006   N          3
  31968324     535,000.00      531,303.86   Purchase     Full       SunTrust               780,000.00     1/23/2006   N          3
  36414696     476,000.00      474,090.30   Purchase     Full       SunTrust               595,000.00     4/25/2006   N          3
 144379211     550,000.00      547,299.72   C/O Refi     SIVA       SunTrust             1,400,000.00      4/7/2006   N          3
 202973681   1,000,000.00      995,590.06   Purchase     Lite       SunTrust             2,050,000.00     4/21/2006   N          3
 203111604     600,000.00      597,649.43   Purchase     Full       SunTrust               760,000.00      4/7/2006   N          3
 203144548     942,500.00      942,500.00   R/T Refi     SIVA       SunTrust             1,450,000.00      4/7/2006   N          3
 203145958     735,000.00      732,120.54   Purchase     Full       SunTrust             1,050,000.00      4/5/2006   N          3
 203148762     500,000.00      500,000.00   C/O Refi     Full       SunTrust             1,690,000.00      3/9/2006   N          3
 203189568     500,000.00      497,486.24   R/T Refi     Full       SunTrust             1,120,000.00     3/22/2006   N          3
 203193792     624,500.00      621,700.00   R/T Refi     Full       SunTrust               835,000.00     3/21/2006   N          3
 203285879   1,000,000.00      995,974.40   R/T Refi     Full       SunTrust             1,440,000.00     4/17/2006   N          3
 203320197     495,000.00      491,690.17   C/O Refi     SIVA       SunTrust               660,000.00     3/16/2006   N          3
 203322987     492,000.00      491,973.58   R/T Refi     Full       SunTrust               900,000.00     4/24/2006   N          3
 203358734     546,000.00      543,694.81   R/T Refi     Full       SunTrust               780,000.00     4/26/2006   N          3
 203339684     569,600.00      569,414.19   Purchase     Full       SunTrust             1,450,000.00     5/10/2006   N          3
 202280368     446,509.00      441,064.53   Purchase     Full       SunTrust               655,000.00      9/8/2005   N          3
 203342894   1,000,000.00      996,998.51   C/O Refi     Full       SunTrust             1,500,000.00      5/1/2006   N          3
 203305503     470,000.00      470,000.00   C/O Refi     Full       SunTrust               960,000.00      5/2/2006   N          3
 203305495     452,000.00      450,675.31   Purchase     Full       SunTrust               565,000.00      5/5/2006   N          3
 203427638     552,000.00      550,382.24   Purchase     Full       SunTrust               730,000.00      5/4/2006   N          3
 203375381     800,000.00      797,598.84   Purchase     SIVA       SunTrust             1,298,000.00     5/17/2006   N          3
 203079108     770,000.00      766,219.65   C/O Refi     SIVA       SunTrust             1,100,000.00      3/3/2006   N          3
3061399188     524,000.00      522,464.29   C/O Refi     Full       WAMU                   655,000.00     5/10/2006   N          3
3062495258     588,000.00      586,276.73   C/O Refi     Full       WAMU                   850,000.00     5/15/2006   N          3
3062580208     920,000.00      916,092.70   C/O Refi     SIVA       WAMU                 1,150,000.00     4/28/2006   N          3
3062624402     635,000.00      632,512.31   C/O Refi     Full       WAMU                   835,000.00     4/26/2006   N          3
3062803394   1,250,000.00    1,244,985.03   R/T Refi     SIVA       WAMU                 2,050,000.00      5/2/2006   N          3
3062341304     495,600.00      493,658.43   Purchase     Full       WAMU                   826,000.00      5/1/2006   N          3
3060412388     460,000.00      458,197.89   Purchase     Full       WAMU                   675,000.00     4/25/2006   N          3
3062352285     556,000.00      554,331.18   Purchase     Full       WAMU                   695,000.00     5/16/2006   N          3
 634405468     510,500.00      495,727.28   R/T Refi     SIVA       WAMU                   705,000.00     1/19/2006   N          3
3060656521   1,712,000.00    1,696,714.95   C/O Refi     Full       WAMU                 5,000,000.00    11/30/2005   N          3
  62635933     455,895.00      455,020.93   Purchase     SIVA       Wells Fargo            575,000.00     3/23/2006   N          3
  63241822     450,000.00      447,790.69   Purchase     SIVA       Wells Fargo            595,000.00     3/31/2006   N          3
  63570543     650,000.00      647,392.20   Purchase     Full       Wells Fargo          1,050,000.00     4/14/2006   N          3
 147754931     474,000.00      469,564.45   Purchase     SISA       Wells Fargo            629,750.00     11/2/2005   N          3
 148022304     619,530.00      615,178.01   Purchase     SIVA       Wells Fargo            835,000.00     1/12/2006   N          3
 149104986     535,000.00      532,373.38   Purchase     SISA       Wells Fargo            680,000.00      3/7/2006   N          3
 150071397     434,950.00      432,455.92   C/O Refi     SIVA       Wells Fargo            590,000.00     3/27/2006   N          3
 150241859     535,000.00      532,373.38   Purchase     SIVA       Wells Fargo            675,000.00      4/7/2006   N          3
 150288371   1,000,000.00    1,000,000.00   C/O Refi     SIVA       Wells Fargo          2,400,000.00     2/17/2006   N          3
 150348621     466,000.00      463,657.14   Purchase     SISA       Wells Fargo            582,500.00      3/8/2006   N          3
 150349439     444,000.00      441,767.74   Purchase     SISA       Wells Fargo            580,000.00     3/30/2006   N          3
 150450401     544,000.00      540,786.79   Purchase     SISA       Wells Fargo            690,000.00     2/13/2006   N          3
 150459584     734,800.00      734,800.00   Purchase     Full       Wells Fargo            925,000.00     3/28/2006   N          3
 150501344     517,600.00      514,469.41   Purchase     SISA       Wells Fargo            647,000.00     2/28/2006   N          3
 150511087     510,000.00       58,714.30   Purchase     SISA       Wells Fargo            665,000.00     2/13/2006   N          3
 150559417     435,000.00      430,618.65   Purchase     SISA       Wells Fargo            595,000.00     2/23/2006   N          3
 150578607     596,000.00      593,073.90   Purchase     SISA       Wells Fargo            760,000.00      3/1/2006   N          3
 150590388     457,600.00      454,711.33   Purchase     SISA       Wells Fargo            572,005.00     2/20/2006   N          3
 150599231     476,000.00      473,663.03   Purchase     SISA       Wells Fargo            610,000.00     3/17/2006   N          3
 150604049     524,000.00      520,483.14   Purchase     SIVA       Wells Fargo            729,000.00     2/24/2006   N          3
 150604452     624,000.00      620,314.30   Purchase     SISA       Wells Fargo            780,000.00     2/15/2006   N          3
 150700623     477,200.00      474,131.86   Purchase     SISA       Wells Fargo            600,000.00     3/31/2006   N          3
 150708618     505,000.00      501,945.61   Purchase     SISA       Wells Fargo            670,000.00     2/27/2006   N          3
 150761971   1,875,000.00    1,857,347.68   C/O Refi     SIVA       Wells Fargo          2,574,500.00     3/13/2006   N          3
 150774503     600,000.00      597,649.39   Purchase     SIVA       Wells Fargo            760,000.00      4/6/2006   N          3
 150812873     482,592.00      479,741.55   Purchase     SISA       Wells Fargo            603,241.00     2/21/2006   N          3
 150815207     542,000.00      538,798.65   C/O Refi     SISA       Wells Fargo            840,000.00     2/23/2006   N          3
 150832855     550,000.00      546,751.37   R/T Refi     SISA       Wells Fargo          1,375,000.00     2/21/2006   N          3
 150897999     468,000.00      465,235.71   Purchase     SISA       Wells Fargo            600,000.00      3/1/2006   N          3
 150899805     456,000.00      454,213.54   Purchase     SISA       Wells Fargo            570,000.00     3/29/2006   N          3
 150900165     484,351.00      481,915.90   Purchase     SISA       Wells Fargo            630,000.00     3/21/2006   N          3
 150917649     464,000.00      460,758.06   Purchase     SISA       Wells Fargo            580,000.00     3/31/2006   N          3
 150950707     560,000.00      557,184.54   Purchase     SIVA       Wells Fargo            708,000.00      3/7/2006   N          3
 151047826     500,000.00      497,545.18   Purchase     SIVA       Wells Fargo            687,000.00     3/27/2006   N          3
 151090792     520,000.00      517,385.64   Purchase     SISA       Wells Fargo            675,000.00     3/10/2006   N          3
 151107109     494,000.00      491,473.37   R/T Refi     SISA       Wells Fargo            690,000.00     3/22/2006   N          3
 151123049     624,750.00      621,608.99   Purchase     SIVA       Wells Fargo            735,000.00     3/15/2006   N          3
 151133519     536,000.00      533,368.44   Purchase     SISA       Wells Fargo            670,000.00      3/9/2006   N          3
 151143302     490,400.00      487,992.32   Purchase     SISA       Wells Fargo            615,000.00     3/14/2006   N          3
 151180767     482,500.00      480,131.09   Purchase     SISA       Wells Fargo            605,000.00     3/29/2006   N          3
 151203395     460,000.00      460,000.00   Purchase     SISA       Wells Fargo            605,000.00     3/23/2006   N          3
 151209855     580,000.00      580,000.00   Purchase     SIVA       Wells Fargo            725,000.00      4/5/2006   N          3
 151216421     533,600.00      530,975.21   Purchase     SISA       Wells Fargo            670,000.00     3/15/2006   N          3
 151239506     545,600.00      542,919.32   Purchase     SIVA       Wells Fargo            700,000.00     3/17/2006   N          3
 151301124     509,200.00      506,341.37   Purchase     SIVA       Wells Fargo            636,500.00     3/28/2006   N          3
 151394947     456,455.00      454,160.14   Purchase     SISA       Wells Fargo            571,000.00      4/7/2006   N          3
 151550324     524,000.00      521,897.70   Purchase     SISA       Wells Fargo            689,000.00     4/13/2006   N          3
 151589173     650,000.00      645,137.39   Purchase     SIVA       Wells Fargo            850,000.00     3/31/2006   N          3
 151612009     495,200.00      493,213.25   Purchase     SISA       Wells Fargo            626,000.00      4/7/2006   N          3
    873266     490,000.00      484,892.65   R/T Refi     Full       Bank of America        650,000.00      9/8/2005   N          3
   1122978     497,000.00      496,031.44   R/T Refi     Full       Bank of America        650,000.00     5/10/2006   N          3

                                   EXHIBIT D-4
                                  LOAN GROUP 4
                             MORTGAGE LOAN SCHEDULE

                                      D-4-1

  LOANID      OCC        PROPTYPE       OTERM   CORTERM    OLTV     RATE     FPDATE      NDDATE    S_MATDATE      PANDI      PTDATE

1063078388 Primary       Condo           360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    3,428.79    9/1/2006
1101764413 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,543.58    8/1/2006
1101768753 Primary       Condo           360        355      80     6.25    5/1/2006   10/1/2006    4/1/2036    2,980.07    9/1/2006
1101779614 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    3,398.76    8/1/2006
1101797376 Primary       SFR             360        356   67.62     6.25    6/1/2006   10/1/2006    5/1/2036    3,385.94    9/1/2006
1101799236 Primary       SFR             360        353   62.36     6.25    3/1/2006    9/1/2006    2/1/2036    3,263.30    8/1/2006
1120452870 Primary       PUD             360        356   67.67    6.375    6/1/2006    9/1/2006    5/1/2036    2,807.41    8/1/2006
1124495773 Primary       SFR             360        355    73.6     6.25    5/1/2006   10/1/2006    4/1/2036    2,832.30    9/1/2006
1125096263 Primary       SFR             360        356   79.41     6.25    6/1/2006   12/1/2006    5/1/2036    4,002.16   11/1/2006
1125098178 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    2,906.19    8/1/2006
1135128209 Primary       SFR             360        353   61.69    6.375    3/1/2006   10/1/2006    2/1/2036    3,275.32    9/1/2006
1135130007 Primary       Cooperative     360        356      75     6.25    6/1/2006    9/1/2006    5/1/2036    3,601.95    8/1/2006
1136456269 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,219.17    8/1/2006
1139276161 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,269.08    8/1/2006
1190304186 Primary       SFR             360        356   74.95    6.375    6/1/2006   10/1/2006    5/1/2036    5,515.01    9/1/2006
1190348002 Secondary     SFR             360        356   69.58    6.375    6/1/2006   10/1/2006    5/1/2036    5,209.31    9/1/2006
1190359494 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,418.81    8/1/2006
1193331028 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    3,029.33    8/1/2006
1193341291 Primary       SFR             360        356   63.19    6.375    6/1/2006    9/1/2006    5/1/2036    3,212.93    8/1/2006
1230207570 Primary       SFR             360        356   54.89     6.25    6/1/2006    9/1/2006    5/1/2036    3,210.81    8/1/2006
1233260932 Primary       SFR             360        356   60.61    6.375    6/1/2006   10/1/2006    5/1/2036    6,238.70    9/1/2006
1234105254 Primary       Condo           360        355   76.92     6.25    5/1/2006    9/1/2006    4/1/2036    4,002.16    8/1/2006
1243167966 Primary       PUD             360        356      80    6.375    6/1/2006   10/1/2006    5/1/2036    5,435.15    9/1/2006
1243167977 Primary       PUD             360        355   74.88    6.375    5/1/2006   10/1/2006    4/1/2036    5,473.52    9/1/2006
1246165049 Primary       SFR             360        356   60.91    6.375    6/1/2006   10/1/2006    5/1/2036    2,831.56    9/1/2006
1264058823 Primary       SFR             360        352      80    6.375    2/1/2006   10/1/2006    1/1/2036    3,438.77    9/1/2006
1264059123 Primary       SFR             360        355   66.71    6.375    5/1/2006   10/1/2006    4/1/2036    2,888.52    9/1/2006
1264060654 Primary       PUD             360        356    66.5    6.375    6/1/2006    9/1/2006    5/1/2036    4,833.28    8/1/2006
1269090787 Primary       PUD             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    3,119.35    9/1/2006
1292061495 Primary       SFR             360        355   64.72    6.375    5/1/2006    9/1/2006    4/1/2036    2,947.40    8/1/2006
1367114354 Primary       SFR             360        356   68.75    6.375    6/1/2006    9/1/2006    5/1/2036    3,431.28    8/1/2006
1367132709 Primary       3-Family        360        356      70    6.375    6/1/2006    9/1/2006    5/1/2036    5,240.51    8/1/2006
1367163178 Primary       SFR             360        354      80    6.375    4/1/2006   10/1/2006    3/1/2036    3,004.56    9/1/2006
1369116714 Primary       SFR             360        355   63.41    6.375    5/1/2006    9/1/2006    4/1/2036    3,240.63    8/1/2006
1369117488 Primary       SFR             360        354      75    6.375    4/1/2006   10/1/2006    3/1/2036    4,351.49    9/1/2006
1369124370 Primary       SFR             360        354      75     6.25    4/1/2006    9/1/2006    3/1/2036    4,155.63    8/1/2006
1380035966 Primary       2-Family        360        356   82.74     6.25    6/1/2006    9/1/2006    5/1/2036    3,718.93    8/1/2006
1380055420 Primary       2-Family        360        356      75    6.375    6/1/2006   10/1/2006    5/1/2036    4,491.86    9/1/2006
1404205810 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    2,869.80    8/1/2006
1522131853 Primary       SFR             360        355   68.97    6.375    5/1/2006    9/1/2006    4/1/2036    3,119.35    8/1/2006
1522140504 Primary       PUD             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    2,745.03    8/1/2006
1526373832 Primary       SFR             360        355   76.92    6.375    5/1/2006    9/1/2006    4/1/2036    4,055.15    8/1/2006
1532195262 Primary       PUD             360        356      80     6.25    6/1/2006    9/1/2006    5/1/2036    3,404.10    8/1/2006
1539759130 Primary       PUD             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    4,916.10    8/1/2006
1539776412 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,169.26    8/1/2006
1539785242 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    2,890.00    8/1/2006
1539786460 Primary       PUD             360        356    75.9     6.25    6/1/2006    9/1/2006    5/1/2036    3,879.02    8/1/2006
1539786482 Primary       PUD             360        355   56.52    6.375    5/1/2006    9/1/2006    4/1/2036    4,055.16    8/1/2006
1539793422 Primary       SFR             360        355   73.38    6.375    5/1/2006    9/1/2006    4/1/2036    4,234.52    8/1/2006
1540041719 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    3,618.45    8/1/2006
1574391529 Primary       SFR             360        354   52.63     6.25    4/1/2006   10/1/2006    3/1/2036    3,078.59    9/1/2006
1574396828 Primary       SFR             360        354      80     6.25    4/1/2006    9/1/2006    3/1/2036    2,965.30    8/1/2006
1574399101 Primary       SFR             360        354      55     6.25    4/1/2006   10/1/2006    3/1/2036    2,803.98    9/1/2006
1574408870 Primary       SFR             360        355      75     6.25    5/1/2006    9/1/2006    4/1/2036    6,003.25    8/1/2006
1574421539 Primary       PUD             360        356    73.4     6.25    6/1/2006   10/1/2006    5/1/2036    2,887.72    9/1/2006
1596708470 Primary       Condo           360        355   79.99    6.375    5/1/2006   10/1/2006    4/1/2036    2,916.91    9/1/2006
1596710981 Primary       Condo           360        355   79.99     6.25    5/1/2006   10/1/2006    4/1/2036    2,775.65    9/1/2006
1596730118 Primary       Condo           360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    2,893.51    9/1/2006
1596754557 Primary       SFR             360        356   71.43    6.375    6/1/2006   10/1/2006    5/1/2036    3,119.35    9/1/2006
1596755130 Secondary     SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    3,250.99    8/1/2006
1596758682 Primary       Condo           360        355   75.84    6.375    5/1/2006    9/1/2006    4/1/2036    4,055.16    8/1/2006
1596762227 Primary       PUD             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,084.42    8/1/2006
1596764506 Primary       SFR             360        355      50    6.375    5/1/2006    9/1/2006    4/1/2036    4,679.03    8/1/2006
1596766749 Primary       SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    3,493.68    9/1/2006
1609163686 Primary       PUD             360        353      80    6.375    3/1/2006   10/1/2006    2/1/2036    2,994.58    9/1/2006
1703058738 Primary       Cooperative     360        356      80     6.25    6/1/2006   10/1/2006    5/1/2036    2,807.67    9/1/2006
1703068345 Primary       SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    3,568.54    9/1/2006
1703073797 Primary       Condo           360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    2,876.63    8/1/2006
1704037960 Primary       SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    2,994.58    9/1/2006
1704056691 Secondary     Cooperative     360        355      75    6.375    5/1/2006   10/1/2006    4/1/2036    3,860.19    9/1/2006
1704061104 Primary       Cooperative     360        353   54.55    6.375    3/1/2006    9/1/2006    2/1/2036    5,614.83    8/1/2006
1704063347 Primary       SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    5,864.38    9/1/2006
1705048757 Primary       Condo           360        356   62.89    6.375    6/1/2006   10/1/2006    5/1/2036    3,119.34    9/1/2006
1706041389 Primary       SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    3,393.85    9/1/2006
1707067865 Primary       SFR             360        355   66.82    6.375    5/1/2006    9/1/2006    4/1/2036    3,668.36    8/1/2006
1707072209 Secondary     Cooperative     360        356   66.29     6.25    6/1/2006   10/1/2006    5/1/2036    4,285.39    9/1/2006
1710016374 Primary       SFR             360        349    58.1     6.25   11/1/2005    9/1/2006   10/1/2035    3,004.70    8/1/2006
1721356283 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    3,618.45    8/1/2006
1730079854 Primary       SFR             360        355   73.94    6.375    5/1/2006   10/1/2006    4/1/2036    3,044.49    9/1/2006
1742089786 Primary       SFR             360        349   34.21     6.25   11/1/2005   10/1/2006   10/1/2035    4,002.17    9/1/2006
1742096090 Primary       SFR             360        350      24     6.25   12/1/2005    9/1/2006   11/1/2035    3,694.31    8/1/2006
1742118920 Primary       PUD             360        349   62.05    6.375   11/1/2005   10/1/2006   10/1/2035    2,651.45    9/1/2006
1742265594 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,443.77    8/1/2006
1742271269 Primary       SFR             360        355   46.15    6.375    5/1/2006   10/1/2006    4/1/2036    3,743.22    9/1/2006
1742273581 Primary       PUD             360        356   87.69    6.375    6/1/2006    9/1/2006    5/1/2036    3,110.00    8/1/2006
1742297615 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,154.29    8/1/2006
1742299111 Primary       PUD             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,368.90    8/1/2006
1742310236 Primary       SFR             360        356   71.56    6.375    6/1/2006   10/1/2006    5/1/2036    4,866.19    9/1/2006
1756032288 Primary       Condo           360        354      80    6.375    4/1/2006    9/1/2006    3/1/2036    3,244.12    8/1/2006
1756033928 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,333.96    8/1/2006
1756034727 Primary       SFR             360        354      80    6.375    4/1/2006   10/1/2006    3/1/2036    3,967.81    9/1/2006
1760385215 Primary       Condo           360        355   54.33    6.375    5/1/2006   10/1/2006    4/1/2036    3,050.73    9/1/2006
1760408423 Primary       PUD             360        352   44.09     6.25    2/1/2006    9/1/2006    1/1/2036    2,986.23    8/1/2006
1760413026 Primary       SFR             360        353   53.57     6.25    3/1/2006    9/1/2006    2/1/2036    5,541.46    8/1/2006
1760419022 Secondary     Condo           360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    3,818.09    9/1/2006
1760419770 Primary       2-Family        360        356      75    6.375    6/1/2006   11/1/2006    5/1/2036    3,415.69   10/1/2006
1760430342 Primary       SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    3,094.40    9/1/2006
1760431899 Primary       Condo           360        356    66.1     6.25    6/1/2006    9/1/2006    5/1/2036    4,802.60    8/1/2006
1760432461 Primary       SFR             360        354    62.5     6.25    4/1/2006    9/1/2006    3/1/2036    4,002.17    8/1/2006
1760435674 Primary       Condo           360        355      75    6.375    5/1/2006    9/1/2006    4/1/2036    5,704.67    8/1/2006
1760435710 Primary       SFR             360        355   79.08    6.375    5/1/2006    9/1/2006    4/1/2036    3,986.53    8/1/2006
1760436269 Primary       Condo           360        355   74.76    6.375    5/1/2006   11/1/2006    4/1/2036    4,431.04   10/1/2006
1760436305 Primary       SFR             360        355   72.37    6.375    5/1/2006    9/1/2006    4/1/2036    3,431.29    8/1/2006
1760437115 Primary       SFR             360        354   65.33     6.25    4/1/2006   10/1/2006    3/1/2036    3,017.02    9/1/2006
1760437716 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    2,932.50    8/1/2006
1760438377 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,448.76    8/1/2006
1760439019 Primary       Condo           360        356   74.81    6.375    6/1/2006    9/1/2006    5/1/2036    3,150.55    8/1/2006
1760439176 Primary       SFR             360        355   66.95     6.25    5/1/2006    9/1/2006    4/1/2036    4,925.74    8/1/2006
1760439290 Primary       SFR             360        355      75    6.375    5/1/2006    9/1/2006    4/1/2036    2,994.58    8/1/2006
1760444970 Primary       2-Family        360        355      80     6.25    5/1/2006   10/1/2006    4/1/2036    3,645.05    9/1/2006
1760449599 Primary       SFR             360        356   79.91    6.375    6/1/2006   10/1/2006    5/1/2036    3,275.32    9/1/2006
1760449690 Primary       Condo           360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    3,249.12    8/1/2006
1760450317 Primary       SFR             360        355   71.58    6.375    5/1/2006   10/1/2006    4/1/2036    4,242.32    9/1/2006
1760452582 Primary       SFR             360        356   73.58    6.375    6/1/2006    9/1/2006    5/1/2036    5,508.78    8/1/2006
1760454282 Primary       SFR             360        356      80     6.25    6/1/2006   10/1/2006    5/1/2036    3,201.73    9/1/2006
1760455321 Primary       SFR             360        356   69.23    6.375    6/1/2006   10/1/2006    5/1/2036    5,614.83    9/1/2006
1760461175 Primary       Condo           360        356   36.73    6.375    6/1/2006    9/1/2006    5/1/2036    5,614.83    8/1/2006
1764615984 Primary       Cooperative     360        349   35.77    6.375   11/1/2005    9/1/2006   10/1/2035    2,651.45    8/1/2006
1782174950 Primary       PUD             360        352      80    6.375    2/1/2006    9/1/2006    1/1/2036    2,794.94    8/1/2006
1785091666 Primary       PUD             360        356      80    6.375    6/1/2006   10/1/2006    5/1/2036    3,603.47    9/1/2006
1806102055 Primary       SFR             360        353   69.62     6.25    3/1/2006    9/1/2006    2/1/2036    3,386.44    8/1/2006
1813278109 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,514.75    8/1/2006
1813282285 Primary       SFR             360        355   75.59    6.375    5/1/2006    9/1/2006    4/1/2036    4,055.15    8/1/2006
1820226557 Primary       PUD             360        355   65.66    6.375    5/1/2006    9/1/2006    4/1/2036    3,400.09    8/1/2006
1821289541 Primary       SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    3,069.44    9/1/2006
1826359236 Primary       SFR             360        353      80     6.25    3/1/2006    9/1/2006    2/1/2036    2,906.19    8/1/2006
1826375469 Primary       SFR             360        354   59.04    6.375    4/1/2006    9/1/2006    3/1/2036    4,236.08    8/1/2006
1826382872 Primary       SFR             360        356   66.93    6.375    6/1/2006    9/1/2006    5/1/2036    2,651.45    8/1/2006
1826388380 Primary       SFR             360        355   79.86     6.25    5/1/2006   10/1/2006    4/1/2036    4,002.16    9/1/2006
1826395717 Primary       SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    3,793.13    9/1/2006
1826405107 Primary       PUD             360        356   65.44    6.375    6/1/2006    9/1/2006    5/1/2036    3,674.59    8/1/2006
1835130780 Primary       SFR             360        356   47.05    6.375    6/1/2006    9/1/2006    5/1/2036    4,990.02    8/1/2006
1844378833 Primary       SFR             360        354   78.95    6.375    4/1/2006    9/1/2006    3/1/2036    2,807.41    8/1/2006
1844426277 Primary       PUD             360        354      65    6.375    4/1/2006    9/1/2006    3/1/2036    3,325.23    8/1/2006
1845492947 Secondary     PUD             360        354   68.06    6.375    4/1/2006    9/1/2006    3/1/2036    4,055.15    8/1/2006
1845501550 Primary       Condo           360        353   79.71     6.25    3/1/2006   10/1/2006    2/1/2036    2,712.24    9/1/2006
1845501582 Primary       PUD             360        352      80    6.375    2/1/2006    9/1/2006    1/1/2036    2,635.23    8/1/2006
1845524680 Primary       SFR             360        354   69.49    6.375    4/1/2006    9/1/2006    3/1/2036    3,836.80    8/1/2006
1845547084 Primary       SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    2,910.98    9/1/2006
1845558590 Secondary     PUD             360        355   79.99     6.25    5/1/2006   10/1/2006    4/1/2036    2,750.10    9/1/2006
1846404446 Primary       SFR             360        355   79.56    6.375    5/1/2006    9/1/2006    4/1/2036    3,350.19    8/1/2006
1861096420 Primary       SFR             360        348   71.28     6.25   10/1/2005   10/1/2006    9/1/2035    3,642.56    9/1/2006
 203098421 Primary       SFR             360        354   66.58     6.25    4/1/2006   10/1/2006    3/1/2036    4,017.56    9/1/2006
  34215301 Primary       SFR             360        355   78.84    6.375    5/1/2006    9/1/2006    4/1/2036    2,720.07    8/1/2006
  35132158 Primary       SFR             360        355   75.09     6.25    5/1/2006    9/1/2006    4/1/2036    4,002.16    8/1/2006
 203191952 Primary       SFR             360        356   76.83    6.375    6/1/2006    9/1/2006    5/1/2036    2,810.31    8/1/2006
 144551256 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,676.25    8/1/2006
  34190710 Primary       SFR             360        353   63.88     6.25    3/1/2006    9/1/2006    2/1/2036    2,719.79    8/1/2006
 203254990 Primary       PUD             360        355    73.6    6.375    5/1/2006   10/1/2006    4/1/2036    2,869.81    9/1/2006
 203023452 Primary       SFR             360        355    53.1    6.375    5/1/2006   10/1/2006    4/1/2036    3,743.22    9/1/2006
  34243915 Primary       SFR             360        355   69.46    6.375    5/1/2006    9/1/2006    4/1/2036    2,523.44    8/1/2006
 203221791 Primary       SFR             360        355    37.2    6.375    5/1/2006    9/1/2006    4/1/2036    4,791.88    8/1/2006
 203091434 Primary       SFR             360        354   52.78    6.375    4/1/2006    9/1/2006    3/1/2036    3,950.97    8/1/2006
 203155486 Primary       SFR             360        355   68.26    6.375    5/1/2006    9/1/2006    4/1/2036    3,743.22    8/1/2006
 203103130 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,431.28    8/1/2006
 203072731 Primary       SFR             360        354   61.14    6.375    4/1/2006    9/1/2006    3/1/2036    3,017.50    8/1/2006
 203093026 Primary       SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    4,242.32    9/1/2006
 144774155 Primary       SFR             360        355   26.87     6.25    5/1/2006    9/1/2006    4/1/2036    4,947.92    8/1/2006
 203116959 Primary       2-Family        360        355   51.61     6.25    5/1/2006    9/1/2006    4/1/2036    4,166.67    8/1/2006
 203071618 Secondary     SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    3,992.27    9/1/2006
 203157441 Primary       SFR             360        355      78    6.375    5/1/2006    9/1/2006    4/1/2036    2,486.25    8/1/2006
  36127157 Secondary     SFR             360        355   65.15     6.25    5/1/2006    9/1/2006    4/1/2036    6,157.17    8/1/2006
 203199252 Primary       SFR             360        355   60.61    6.375    5/1/2006    9/1/2006    4/1/2036    3,119.35    8/1/2006
  35981711 Primary       PUD             360        355   77.58    6.375    5/1/2006    9/1/2006    4/1/2036    3,523.62    8/1/2006
 203150099 Primary       PUD             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    2,832.30    8/1/2006
 144595063 Primary       SFR             360        355   68.18     6.25    5/1/2006   10/1/2006    4/1/2036    3,512.29    9/1/2006
 203236799 Primary       PUD             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    2,968.75    8/1/2006
 203106067 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,219.17    8/1/2006
 144860293 Primary       SFR             360        356      75    6.375    6/1/2006   10/1/2006    5/1/2036    3,345.51    9/1/2006
 203211362 Primary       2-Family        360        355      44    6.375    5/1/2006    9/1/2006    4/1/2036    3,431.29    8/1/2006
 203205984 Primary       PUD             360        355   69.15     6.25    5/1/2006    9/1/2006    4/1/2036    3,201.73    8/1/2006
 203132584 Primary       SFR             360        355   68.97    6.375    5/1/2006    9/1/2006    4/1/2036    2,975.00    8/1/2006
 203011036 Primary       SFR             360        355    75.6     6.25    5/1/2006    9/1/2006    4/1/2036    3,863.63    8/1/2006
 203069265 Primary       SFR             360        355   51.47     6.25    5/1/2006    9/1/2006    4/1/2036    3,232.52    8/1/2006
 144380441 Primary       SFR             360        355   48.72    6.375    5/1/2006    9/1/2006    4/1/2036    2,963.39    8/1/2006
 144746922 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,213.00    8/1/2006
 144087848 Primary       SFR             360        355   79.83     6.25    5/1/2006    9/1/2006    4/1/2036    3,386.44    8/1/2006
  34969808 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    5,048.88    8/1/2006
 203095955 Primary       SFR             360        355   52.38     6.25    5/1/2006    9/1/2006    4/1/2036    3,386.44    8/1/2006
 144673316 Primary       SFR             360        355   48.89     6.25    5/1/2006    9/1/2006    4/1/2036    3,386.45    8/1/2006
 144713187 Primary       SFR             360        356   58.82    6.375    6/1/2006   10/1/2006    5/1/2036    3,984.38    9/1/2006
 144733201 Primary       SFR             360        356    69.9    6.375    6/1/2006    9/1/2006    5/1/2036    5,887.15    8/1/2006
 203109756 Primary       SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    2,944.67    9/1/2006
 143909174 Primary       SFR             360        355      70    6.375    5/1/2006    9/1/2006    4/1/2036    5,240.51    8/1/2006
 144747995 Primary       SFR             360        355      56     6.25    5/1/2006    9/1/2006    4/1/2036    4,310.03    8/1/2006
 144554425 Primary       PUD             360        355   76.99    6.375    5/1/2006    9/1/2006    4/1/2036    2,842.19    8/1/2006
 144746211 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    2,958.33    8/1/2006
 144737996 Primary       SFR             360        355   69.23     6.25    5/1/2006    9/1/2006    4/1/2036    2,343.75    8/1/2006
 203158142 Primary       SFR             360        355    78.2    6.375    5/1/2006    9/1/2006    4/1/2036    3,244.13    8/1/2006
 144755543 Primary       PUD             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,186.08    8/1/2006
 144625290 Primary       PUD             360        355      85     6.25    5/1/2006    9/1/2006    4/1/2036    2,821.39    8/1/2006
 203134697 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    5,490.06    8/1/2006
 203189030 Primary       SFR             360        355   57.75     6.25    5/1/2006    9/1/2006    4/1/2036    3,324.88    8/1/2006
 144104692 Primary       SFR             360        355   78.33    6.375    5/1/2006   10/1/2006    4/1/2036    2,496.88    9/1/2006
 203158092 Primary       SFR             360        355      80     6.25    5/1/2006   10/1/2006    4/1/2036    3,571.16    9/1/2006
 203186192 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    2,369.91    8/1/2006
 144752433 Primary       SFR             360        355   60.25    6.375    5/1/2006    9/1/2006    4/1/2036    5,185.00    8/1/2006
 203173901 Primary       SFR             360        355   77.66    6.375    5/1/2006    9/1/2006    4/1/2036    2,776.22    8/1/2006
 203075890 Primary       PUD             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,917.90    8/1/2006
 203103759 Primary       SFR             360        354      70    6.375    4/1/2006    9/1/2006    3/1/2036    4,834.38    8/1/2006
 203058888 Primary       SFR             360        355   79.27     6.25    5/1/2006    9/1/2006    4/1/2036    4,002.16    8/1/2006
 203207154 Primary       PUD             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,977.80    8/1/2006
  29098613 Primary       SFR             353        346   76.11     6.25    3/1/2006   10/1/2006    7/1/2035    3,373.45    9/1/2006
 203277322 Primary       SFR             360        355   32.19     6.25    5/1/2006    9/1/2006    4/1/2036    4,925.74    8/1/2006
 144752490 Primary       PUD             360        355   77.88     6.25    5/1/2006   10/1/2006    4/1/2036    3,446.55    9/1/2006
 203205828 Primary       SFR             360        355      70     6.25    5/1/2006    9/1/2006    4/1/2036    2,296.87    8/1/2006
 202975314 Primary       PUD             360        355   73.91     6.25    5/1/2006   10/1/2006    4/1/2036    5,233.60    9/1/2006
 203186150 Primary       SFR             360        355   54.33    6.375    5/1/2006    9/1/2006    4/1/2036    3,463.75    8/1/2006
 203296280 Primary       SFR             360        355   74.87     6.25    5/1/2006    9/1/2006    4/1/2036    2,696.84    8/1/2006
 144745429 Primary       PUD             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,368.90    8/1/2006
 203070826 Primary       SFR             360        355      80     6.25    5/1/2006   10/1/2006    4/1/2036    4,073.58    9/1/2006
 202781258 Primary       SFR             360        352   65.13    6.375    2/1/2006   10/1/2006    1/1/2036    3,181.74    9/1/2006
 144642634 Primary       SFR             360        355   63.64     6.25    5/1/2006    9/1/2006    4/1/2036    4,310.03    8/1/2006
 144554508 Primary       Condo           360        355   69.23     6.25    5/1/2006    9/1/2006    4/1/2036    2,343.75    8/1/2006
 203201272 Primary       SFR             360        355   64.38    6.375    5/1/2006    9/1/2006    4/1/2036    3,187.50    8/1/2006
 203226576 Primary       PUD             360        354    78.1    6.375    4/1/2006    9/1/2006    3/1/2036    3,381.41    8/1/2006
  35392828 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    2,635.00    8/1/2006
 144761202 Primary       SFR             360        355    62.5     6.25    5/1/2006   10/1/2006    4/1/2036    2,770.73    9/1/2006
  34428276 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    4,017.72    8/1/2006
  37057601 Primary       SFR             360        355   79.87    6.375    5/1/2006   10/1/2006    4/1/2036    3,712.03    9/1/2006
 143949139 Primary       SFR             360        355   65.83    6.375    5/1/2006    9/1/2006    4/1/2036    3,059.90    8/1/2006
 144761632 Primary       PUD             360        355      80    6.375    5/1/2006   11/1/2006    4/1/2036    2,084.93   10/1/2006
 144378098 Primary       SFR             360        354   67.86    6.375    4/1/2006    9/1/2006    3/1/2036    2,520.91    8/1/2006
 144667433 Primary       SFR             360        354   61.86     6.25    4/1/2006    9/1/2006    3/1/2036    3,120.44    8/1/2006
 144747169 Primary       2-Family        360        355   68.97    6.375    5/1/2006    9/1/2006    4/1/2036    5,312.50    8/1/2006
 203189717 Primary       SFR             360        355   48.05     6.25    5/1/2006   10/1/2006    4/1/2036    2,177.08    9/1/2006
 203194527 Primary       PUD             360        355   67.92    6.375    5/1/2006    9/1/2006    4/1/2036    5,508.78    8/1/2006
 203202247 Primary       PUD             360        355   48.98    6.375    5/1/2006    9/1/2006    4/1/2036    3,743.22    8/1/2006
 144381167 Primary       SFR             360        355      70    6.375    5/1/2006    9/1/2006    4/1/2036    4,194.75    8/1/2006
 144674041 Primary       SFR             360        355      75     6.25    5/1/2006    9/1/2006    4/1/2036    3,417.24    8/1/2006
 144603172 Primary       PUD             360        355   69.89     6.25    5/1/2006    9/1/2006    4/1/2036    3,385.42    8/1/2006
 144554227 Primary       SFR             360        355      75     6.25    5/1/2006   10/1/2006    4/1/2036    3,105.47    9/1/2006
 144674587 Primary       SFR             360        355   63.16     6.25    5/1/2006    9/1/2006    4/1/2036    3,125.00    8/1/2006
 144736675 Primary       PUD             360        355   65.65    6.375    5/1/2006    9/1/2006    4/1/2036    4,568.75    8/1/2006
 144745510 Primary       SFR             360        355   45.74     6.25    5/1/2006    9/1/2006    4/1/2036    2,656.25    8/1/2006
 144420098 Primary       SFR             360        354   58.93    6.375    4/1/2006    9/1/2006    3/1/2036    2,348.12    8/1/2006
 144317427 Primary       SFR             360        355   71.43     6.25    5/1/2006    9/1/2006    4/1/2036    2,604.17    8/1/2006
 144737293 Primary       SFR             360        355    40.9     6.25    5/1/2006    9/1/2006    4/1/2036    2,317.71    8/1/2006
 203165261 Primary       SFR             360        355   67.96     6.25    5/1/2006   10/1/2006    4/1/2036    3,645.83    9/1/2006
 144612447 Primary       SFR             360        355      70     6.25    5/1/2006    9/1/2006    4/1/2036    4,514.45    8/1/2006
 144943339 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    2,433.13    8/1/2006
 144860384 Primary       SFR             360        355   51.53    6.375    5/1/2006    9/1/2006    4/1/2036    6,107.69    8/1/2006
 203098868 Primary       PUD             360        355   71.51    6.375    5/1/2006   10/1/2006    4/1/2036    3,743.22    9/1/2006
 203271184 Primary       SFR             360        355   60.83    6.375    5/1/2006    9/1/2006    4/1/2036    3,187.98    8/1/2006
 203193321 Primary       PUD             360        355   34.14    6.375    5/1/2006    9/1/2006    4/1/2036    3,428.16    8/1/2006
 144586666 Primary       Condo           360        355   44.64    6.375    5/1/2006    9/1/2006    4/1/2036    3,899.19    8/1/2006
 202991774 Primary       SFR             360        355    59.7    6.375    5/1/2006    9/1/2006    4/1/2036    6,238.70    8/1/2006
 203192893 Primary       SFR             360        355   61.73    6.375    5/1/2006    9/1/2006    4/1/2036    2,656.25    8/1/2006
  32078198 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    4,629.17    8/1/2006
 202999447 Primary       SFR             360        353   79.35     6.25    3/1/2006    9/1/2006    2/1/2036    2,562.50    8/1/2006
 203158423 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    5,100.00    8/1/2006
 203098736 Primary       SFR             360        355    61.8    6.375    5/1/2006   11/1/2006    4/1/2036    2,921.88   10/1/2006
 144589611 Primary       SFR             360        354      74     6.25    4/1/2006    9/1/2006    3/1/2036    3,179.69    8/1/2006
 144585213 Primary       2-Family        360        354   39.67    6.375    4/1/2006    9/1/2006    3/1/2036    3,160.94    8/1/2006
 143647535 Primary       SFR             360        354      80    6.375    4/1/2006   10/1/2006    3/1/2036    4,037.50    9/1/2006
 203084520 Primary       SFR             360        355   65.44    6.375    5/1/2006    9/1/2006    4/1/2036    2,364.06    8/1/2006
 203066139 Primary       PUD             360        354   74.96     6.25    4/1/2006    9/1/2006    3/1/2036    2,596.35    8/1/2006
 203135173 Primary       SFR             360        355   48.93     6.25    5/1/2006    9/1/2006    4/1/2036    2,239.58    8/1/2006
 203071535 Primary       PUD             360        355   32.79    6.375    5/1/2006    9/1/2006    4/1/2036    5,312.50    8/1/2006
 203006507 Primary       SFR             360        354      80    6.375    4/1/2006    9/1/2006    3/1/2036    2,826.25    8/1/2006
 203001995 Secondary     SFR             360        354      65    6.375    4/1/2006    9/1/2006    3/1/2036    8,543.03    8/1/2006
 144671476 Primary       SFR             360        355   64.52     6.25    5/1/2006   10/1/2006    4/1/2036    5,208.33    9/1/2006
 144552924 Primary       SFR             360        355   55.99    6.375    5/1/2006   10/1/2006    4/1/2036    4,372.19    9/1/2006
  31612674 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    3,506.25    8/1/2006
  32367419 Primary       SFR             360        355   79.93    6.375    5/1/2006    9/1/2006    4/1/2036    4,659.06    8/1/2006
 143328813 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,194.21    8/1/2006
 144104775 Primary       PUD             360        356   56.43     6.25    6/1/2006    9/1/2006    5/1/2036    4,687.50    8/1/2006
 144104973 Primary       SFR             360        356   61.22    6.375    6/1/2006    9/1/2006    5/1/2036    2,826.14    8/1/2006
 144108214 Primary       SFR             360        356   78.94    6.375    6/1/2006    9/1/2006    5/1/2036    3,250.37    8/1/2006
 144117793 Primary       PUD             360        356   55.63    6.375    6/1/2006    9/1/2006    5/1/2036    3,297.15    8/1/2006
 144393170 Primary       SFR             360        356      80    6.375    6/1/2006   10/1/2006    5/1/2036    3,174.26    9/1/2006
 144581378 Primary       SFR             360        354   65.94    6.375    4/1/2006   10/1/2006    3/1/2036    2,797.14    9/1/2006
 144585841 Primary       SFR             360        354   57.14    6.375    4/1/2006    9/1/2006    3/1/2036    4,246.02    8/1/2006
 144637055 Primary       PUD             360        356   68.24     6.25    6/1/2006    9/1/2006    5/1/2036    3,020.83    8/1/2006
 144637923 Primary       PUD             360        356      60    6.375    6/1/2006    9/1/2006    5/1/2036    4,679.03    8/1/2006
 144670486 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    4,080.00    8/1/2006
 144767282 Primary       SFR             360        356   68.99     6.25    6/1/2006    9/1/2006    5/1/2036    3,657.37    8/1/2006
 144767670 Primary       PUD             360        356      56     6.25    6/1/2006   10/1/2006    5/1/2036    3,448.02    9/1/2006
 144769403 Primary       SFR             360        356      80    6.375    6/1/2006   10/1/2006    5/1/2036    3,643.41    9/1/2006
 144773751 Primary       SFR             360        356      75     6.25    6/1/2006    9/1/2006    5/1/2036    3,509.59    8/1/2006
 144774361 Investor      SFR             360        356   49.69     6.25    6/1/2006    9/1/2006    5/1/2036    4,166.67    8/1/2006
 144778255 Primary       Condo           360        356      80    6.375    6/1/2006   10/1/2006    5/1/2036    5,350.31    9/1/2006
 144778420 Primary       PUD             360        356   78.13    6.375    6/1/2006    9/1/2006    5/1/2036    2,585.86    8/1/2006
 144822376 Primary       PUD             360        356      80     6.25    6/1/2006    9/1/2006    5/1/2036    3,842.08    8/1/2006
 144860780 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    3,145.00    8/1/2006
 144860939 Primary       Condo           360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    5,515.01    8/1/2006
 144864279 Primary       SFR             360        356      80     6.25    6/1/2006   10/1/2006    5/1/2036    2,881.56    9/1/2006
 144866936 Primary       SFR             360        356   77.59    6.375    6/1/2006    9/1/2006    5/1/2036    3,088.16    8/1/2006
 144936242 Primary       SFR             360        356    55.2    6.375    6/1/2006    9/1/2006    5/1/2036    3,013.30    8/1/2006
 144936820 Primary       SFR             360        356   67.57     6.25    6/1/2006   10/1/2006    5/1/2036    2,604.17    9/1/2006
 144943966 Primary       SFR             360        356      80     6.25    6/1/2006    9/1/2006    5/1/2036    3,208.33    8/1/2006
 144957966 Primary       SFR             360        356   56.25    6.375    6/1/2006    9/1/2006    5/1/2036    5,614.83    8/1/2006
 144961448 Primary       SFR             360        356      80    6.375    6/1/2006   10/1/2006    5/1/2036    3,038.75    9/1/2006
 203106356 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    2,437.50    8/1/2006
 203141494 Primary       PUD             360        354      80     6.25    4/1/2006    9/1/2006    3/1/2036    2,769.75    8/1/2006
 203145552 Primary       SFR             360        355      75    6.375    5/1/2006    9/1/2006    4/1/2036    4,382.81    8/1/2006
 203170782 Secondary     SFR             360        355   53.55    6.375    5/1/2006    9/1/2006    4/1/2036    5,178.12    8/1/2006
 203178223 Primary       SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    3,543.58    9/1/2006
 203190343 Primary       SFR             360        356   76.83     6.25    6/1/2006    9/1/2006    5/1/2036    2,901.04    8/1/2006
 203191044 Primary       SFR             360        356      75    6.375    6/1/2006    9/1/2006    5/1/2036    3,897.63    8/1/2006
 203191960 Primary       SFR             360        356   77.87    6.375    6/1/2006    9/1/2006    5/1/2036    3,896.07    8/1/2006
 203192653 Primary       PUD             360        356   46.67     6.25    6/1/2006    9/1/2006    5/1/2036    4,310.02    8/1/2006
 203194907 Primary       SFR             360        355   52.17    6.375    5/1/2006   10/1/2006    4/1/2036    3,187.50    9/1/2006
 203201249 Primary       SFR             360        356   61.01     6.25    6/1/2006    9/1/2006    5/1/2036    3,463.54    8/1/2006
 203204813 Primary       SFR             360        356   76.78    6.375    6/1/2006    9/1/2006    5/1/2036    4,167.45    8/1/2006
 203214952 Secondary     SFR             360        356   69.37     6.25    6/1/2006    9/1/2006    5/1/2036    2,690.68    8/1/2006
 203220850 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    3,205.42    8/1/2006
 203229281 Primary       PUD             360        356      80    6.375    6/1/2006   10/1/2006    5/1/2036    2,919.71    9/1/2006
 203230867 Primary       SFR             360        355   66.67     6.25    5/1/2006    9/1/2006    4/1/2036    6,157.18    8/1/2006
 203232038 Primary       PUD             360        356   52.71     6.25    6/1/2006   11/1/2006    5/1/2036    2,758.41   10/1/2006
 203238654 Primary       PUD             360        355   76.54     6.25    5/1/2006    9/1/2006    4/1/2036    6,126.39    8/1/2006
 203241443 Primary       SFR             360        356   62.06    6.375    6/1/2006    9/1/2006    5/1/2036    3,194.22    8/1/2006
 203241583 Primary       SFR             360        356   68.42    6.375    6/1/2006    9/1/2006    5/1/2036    4,055.15    8/1/2006
 203245832 Primary       SFR             360        356   79.51    6.375    6/1/2006    9/1/2006    5/1/2036    3,294.03    8/1/2006
 203255328 Primary       SFR             360        355   59.43     6.25    5/1/2006    9/1/2006    4/1/2036    3,201.73    8/1/2006
 203256375 Primary       SFR             360        356   26.74    6.375    6/1/2006   10/1/2006    5/1/2036    3,836.81    9/1/2006
 203256540 Primary       SFR             360        356      75     6.25    6/1/2006    9/1/2006    5/1/2036    2,900.03    8/1/2006
 203256599 Primary       PUD             360        356   70.16    6.375    6/1/2006    9/1/2006    5/1/2036    2,713.84    8/1/2006
 203263546 Primary       SFR             360        356   65.94    6.375    6/1/2006    9/1/2006    5/1/2036    2,920.96    8/1/2006
 203265889 Primary       SFR             360        356   64.29    6.375    6/1/2006    9/1/2006    5/1/2036    2,807.42    8/1/2006
 203266309 Investor      SFR             360        356      70     6.25    6/1/2006    9/1/2006    5/1/2036    2,672.22    8/1/2006
 203272711 Primary       SFR             360        356   60.76    6.375    6/1/2006   10/1/2006    5/1/2036    2,994.58    9/1/2006
 203275235 Primary       PUD             360        355   52.63    6.375    5/1/2006    9/1/2006    4/1/2036    3,119.35    8/1/2006
 203276027 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    3,230.00    8/1/2006
 203281118 Primary       SFR             360        356   67.05    6.375    6/1/2006    9/1/2006    5/1/2036    2,882.28    8/1/2006
 203281522 Primary       SFR             360        355      70    6.375    5/1/2006    9/1/2006    4/1/2036    3,384.50    8/1/2006
 203281969 Primary       SFR             360        356   79.74    6.375    6/1/2006    9/1/2006    5/1/2036    3,780.66    8/1/2006
 203282041 Primary       2-Family        360        356    68.2    6.375    6/1/2006    9/1/2006    5/1/2036    3,692.19    8/1/2006
 203285309 Primary       PUD             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    4,162.34    8/1/2006
 203291141 Primary       SFR             360        356   78.11    6.375    6/1/2006    9/1/2006    5/1/2036    2,697.04    8/1/2006
 203294079 Secondary     SFR             360        356   67.13     6.25    6/1/2006    9/1/2006    5/1/2036    2,955.44    8/1/2006
 203305107 Primary       SFR             360        356   68.33     6.25    6/1/2006    9/1/2006    5/1/2036    3,029.33    8/1/2006
 203306618 Primary       SFR             360        356      52    6.375    6/1/2006    9/1/2006    5/1/2036    3,453.13    8/1/2006
 203308325 Primary       SFR             360        356      80    6.375    6/1/2006   10/1/2006    5/1/2036    4,165.00    9/1/2006
 203310420 Primary       SFR             360        356   74.48    6.375    6/1/2006   10/1/2006    5/1/2036    4,279.75    9/1/2006
 203310834 Primary       SFR             360        356      80    6.375    6/1/2006   10/1/2006    5/1/2036    4,641.60    9/1/2006
 203312590 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    2,869.80    8/1/2006
 203315650 Primary       SFR             360        356      80     6.25    6/1/2006    9/1/2006    5/1/2036    2,895.83    8/1/2006
 203317110 Primary       SFR             360        356   67.91    6.375    6/1/2006   10/1/2006    5/1/2036    3,961.57    9/1/2006
 203317169 Primary       SFR             360        356   55.56    6.375    6/1/2006   10/1/2006    5/1/2036    3,119.35    9/1/2006
 203319967 Primary       SFR             360        356   59.45     6.25    6/1/2006    9/1/2006    5/1/2036    2,924.66    8/1/2006
 203321518 Primary       PUD             360        356   67.69    6.375    6/1/2006    9/1/2006    5/1/2036    4,117.55    8/1/2006
 203322540 Primary       SFR             360        356   45.33     6.25    6/1/2006   10/1/2006    5/1/2036    4,166.67    9/1/2006
 203322797 Secondary     SFR             360        356   79.99    6.375    6/1/2006    9/1/2006    5/1/2036    2,902.56    8/1/2006
 203322938 Primary       SFR             360        356   79.85    6.375    6/1/2006    9/1/2006    5/1/2036    2,745.03    8/1/2006
 203331624 Primary       SFR             360        356   74.86     6.25    6/1/2006    9/1/2006    5/1/2036    3,547.92    8/1/2006
 203344569 Primary       SFR             360        356   66.23     6.25    6/1/2006    9/1/2006    5/1/2036    5,208.33    8/1/2006
 203344841 Primary       SFR             360        356      55    6.375    6/1/2006    9/1/2006    5/1/2036    2,745.03    8/1/2006
 203349527 Primary       SFR             360        356      75     6.25    6/1/2006    9/1/2006    5/1/2036    5,486.05    8/1/2006
 203359724 Primary       PUD             360        356   72.73    6.375    6/1/2006    9/1/2006    5/1/2036    2,550.00    8/1/2006
 203361878 Primary       SFR             360        356   69.62     6.25    6/1/2006    9/1/2006    5/1/2036    2,864.58    8/1/2006
 203375944 Primary       SFR             360        356    44.9    6.375    6/1/2006    9/1/2006    5/1/2036    3,431.29    8/1/2006
 203385752 Primary       SFR             360        356      80     6.25    6/1/2006   10/1/2006    5/1/2036    3,266.67    9/1/2006
 203428115 Primary       SFR             360        356   47.37    6.375    6/1/2006    9/1/2006    5/1/2036    2,807.42    8/1/2006
 203438692 Primary       SFR             360        356   63.57    6.375    6/1/2006   10/1/2006    5/1/2036    2,215.58    9/1/2006
  37226123 Primary       SFR             360        357      80    6.375    7/1/2006    9/1/2006    6/1/2036    2,744.53    8/1/2006
 203411376 Primary       SFR             360        357      70    6.375    7/1/2006    9/1/2006    6/1/2036    4,039.56    8/1/2006
 144978632 Primary       PUD             360        357   73.23    6.375    7/1/2006    9/1/2006    6/1/2036    2,969.63    8/1/2006
  33666058 Primary       SFR             360        352   79.35     6.25    2/1/2006   10/1/2006    1/1/2036    3,029.33    9/1/2006
  36859916 Secondary     SFR             360        357      80     6.25    7/1/2006    9/1/2006    6/1/2036    3,216.51    8/1/2006
 144554698 Primary       SFR             360        356   48.89    6.375    6/1/2006    9/1/2006    5/1/2036    2,337.50    8/1/2006
 144957784 Primary       SFR             360        357      65     6.25    7/1/2006   10/1/2006    6/1/2036    4,062.50    9/1/2006
 203396437 Primary       SFR             360        357   76.95    6.375    7/1/2006    9/1/2006    6/1/2036    3,010.17    8/1/2006
 203367008 Primary       SFR             360        356   79.99     6.25    6/1/2006    9/1/2006    5/1/2036    3,381.21    8/1/2006
 203360532 Primary       PUD             360        357   62.26    6.375    7/1/2006   10/1/2006    6/1/2036    5,146.93    9/1/2006
 203502992 Primary       SFR             360        357   50.24    6.375    7/1/2006   10/1/2006    6/1/2036    2,789.06    9/1/2006
 203439864 Primary       SFR             360        356      80     6.25    6/1/2006   10/1/2006    5/1/2036    3,068.73    9/1/2006
 203466875 Primary       PUD             360        357   36.92     6.25    7/1/2006    9/1/2006    6/1/2036    3,694.31    8/1/2006
 143909380 Primary       PUD             360        357      80    6.375    7/1/2006   10/1/2006    6/1/2036    3,468.72    9/1/2006
 203392154 Primary       SFR             360        357   56.52    6.375    7/1/2006    9/1/2006    6/1/2036    3,453.13    8/1/2006
 203428131 Secondary     SFR             360        357      80    6.375    7/1/2006    9/1/2006    6/1/2036    3,234.25    8/1/2006
 144986692 Primary       PUD             360        357    77.4     6.25    7/1/2006    9/1/2006    6/1/2036    3,567.71    8/1/2006
 203512561 Primary       SFR             360        357   63.61    6.375    7/1/2006    9/1/2006    6/1/2036    2,842.19    8/1/2006
 203209994 Primary       SFR             360        356   63.69    6.375    6/1/2006   10/1/2006    5/1/2036    5,307.22    9/1/2006
 144995412 Primary       PUD             360        357      80     6.25    7/1/2006    9/1/2006    6/1/2036    2,635.27    8/1/2006
 144737434 Primary       PUD             360        355      80     6.25    5/1/2006   10/1/2006    4/1/2036    6,157.18    9/1/2006
 203396304 Primary       PUD             360        356      80     6.25    6/1/2006    9/1/2006    5/1/2036    3,932.59    8/1/2006
 203388608 Primary       SFR             360        357   60.11     6.25    7/1/2006   10/1/2006    6/1/2036    3,386.45    9/1/2006
 144128519 Primary       PUD             360        357      80    6.375    7/1/2006    9/1/2006    6/1/2036    3,265.03    8/1/2006
 144981396 Primary       SFR             360        357   71.94    6.375    7/1/2006    9/1/2006    6/1/2036    4,398.29    8/1/2006
 203249370 Primary       PUD             360        356   61.76    6.375    6/1/2006    9/1/2006    5/1/2036    3,275.32    8/1/2006
 203460811 Primary       PUD             360        357   65.36    6.375    7/1/2006    9/1/2006    6/1/2036    2,997.07    8/1/2006
 203359211 Primary       SFR             360        357   61.18     6.25    7/1/2006   10/1/2006    6/1/2036    2,881.56    9/1/2006
 144994027 Primary       SFR             360        357   56.34    6.375    7/1/2006   10/1/2006    6/1/2036    2,829.25    9/1/2006
 144088317 Primary       SFR             360        357   61.15     6.25    7/1/2006    9/1/2006    6/1/2036    2,936.97    8/1/2006
3061346460 Primary       SFR             360        357      80    6.375    7/1/2006    9/1/2006    6/1/2036    3,194.21    8/1/2006
3061479899 Primary       SFR             360        356      50     6.25    6/1/2006    9/1/2006    5/1/2036    5,233.60    8/1/2006
3062133883 Primary       SFR             360        356   69.44    6.375    6/1/2006   10/1/2006    5/1/2036    3,899.19    9/1/2006
3062138619 Primary       PUD             360        356   46.71     6.25    6/1/2006   10/1/2006    5/1/2036    4,587.09    9/1/2006
3062140482 Primary       Condo           360        357   73.01    6.375    7/1/2006    9/1/2006    6/1/2036    2,801.18    8/1/2006
3062487040 Primary       3-Family        360        356      50    6.375    6/1/2006   10/1/2006    5/1/2036    4,304.70    9/1/2006
3062544097 Primary       SFR             360        357      80    6.375    7/1/2006    9/1/2006    6/1/2036    5,190.60    8/1/2006
3062583921 Primary       SFR             360        357   78.76     6.25    7/1/2006    9/1/2006    6/1/2036    3,127.84    8/1/2006
3062587963 Secondary     SFR             360        356   62.18    6.375    6/1/2006    9/1/2006    5/1/2036    3,025.77    8/1/2006
3062622604 Primary       SFR             360        357   74.94    6.375    7/1/2006    9/1/2006    6/1/2036    4,161.21    8/1/2006
3062679885 Primary       SFR             360        356    44.9     6.25    6/1/2006   10/1/2006    5/1/2036    5,529.14    9/1/2006
3062683226 Primary       SFR             360        356   67.19    6.375    6/1/2006    9/1/2006    5/1/2036    3,730.74    8/1/2006
3062683416 Primary       SFR             360        357      80    6.375    7/1/2006    9/1/2006    6/1/2036    3,368.90    8/1/2006
 642659544 Primary       SFR             360        357      80    6.375    7/1/2006   10/1/2006    6/1/2036    2,994.58    9/1/2006
3062094648 Primary       PUD             360        357      80    6.375    7/1/2006   10/1/2006    6/1/2036    3,173.75    9/1/2006
 642558746 Primary       SFR             360        356      60    6.375    6/1/2006    9/1/2006    5/1/2036    2,807.42    8/1/2006
 642553655 Primary       SFR             360        356   69.24    6.375    6/1/2006    9/1/2006    5/1/2036    2,807.41    8/1/2006
 642703490 Primary       SFR             300        297   72.94     6.25    7/1/2006    9/1/2006    6/1/2031    3,067.46    8/1/2006
3061123265 Primary       SFR             360        357      80     6.25    7/1/2006    9/1/2006    6/1/2036    2,935.74    8/1/2006
3061873794 Primary       PUD             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    5,376.47    8/1/2006
  66760257 Primary       SFR             360        357      80    6.375    7/1/2006    9/1/2006    6/1/2036    3,368.90    8/1/2006
3061911487 Primary       PUD             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    5,043.36    8/1/2006
3062348465 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    4,866.19    8/1/2006
3062450741 Secondary     PUD             360        357      80     6.25    7/1/2006    9/1/2006    6/1/2036    4,351.89    8/1/2006
3061669077 Primary       PUD             360        357   74.11    6.375    7/1/2006    9/1/2006    6/1/2036    4,161.21    8/1/2006
 709225841 Primary       SFR             360        353    75.7    6.375    3/1/2006    9/1/2006    2/1/2036    4,604.78    8/1/2006
 632732988 Primary       SFR             360        341   59.57    6.375    3/1/2005    9/1/2006    2/1/2035    8,734.18    8/1/2006
 642363758 Primary       SFR             360        353   74.27     6.25    3/1/2006    9/1/2006    2/1/2036    3,448.02    8/1/2006
3060293325 Primary       SFR             360        354      80     6.25    4/1/2006   10/1/2006    3/1/2036    4,236.13    9/1/2006
3060924796 Primary       SFR             360        353   76.92     6.25    3/1/2006    9/1/2006    2/1/2036    6,157.17    8/1/2006
3060925009 Primary       SFR             360        354   69.27    6.375    4/1/2006    9/1/2006    3/1/2036    7,087.16    8/1/2006
  62290226 Primary       SFR             360        353   54.55     6.25    3/1/2006    9/1/2006    2/1/2036   18,471.52    8/1/2006
  62757141 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    3,073.66    8/1/2006
  62877824 Primary       SFR             360        356      80     6.25    6/1/2006    9/1/2006    5/1/2036    4,583.33    8/1/2006
  63075691 Primary       SFR             360        355      68    6.375    5/1/2006    9/1/2006    4/1/2036    3,070.63    8/1/2006
  63283014 Primary       Condo           360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    2,864.81    8/1/2006
  63670913 Primary       SFR             360        355    79.9    6.375    5/1/2006    9/1/2006    4/1/2036    3,075.68    8/1/2006
  63770457 Primary       SFR             360        356      70    6.375    6/1/2006   10/1/2006    5/1/2036    6,113.93    9/1/2006
  63871552 Primary       SFR             360        355      75    6.375    5/1/2006    9/1/2006    4/1/2036    8,367.19    8/1/2006
  63908131 Primary       SFR             360        355   52.15    6.375    5/1/2006    9/1/2006    4/1/2036    2,196.02    8/1/2006
  63985626 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    3,019.53    8/1/2006
  64027386 Primary       SFR             360        355   78.74    6.375    5/1/2006    9/1/2006    4/1/2036    3,119.35    8/1/2006
  64072929 Secondary     SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    4,817.02    8/1/2006
  64217946 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    3,194.21    8/1/2006
 148955354 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    1,329.46    8/1/2006
 149762692 Primary       Condo           360        354   58.06    6.375    4/1/2006    9/1/2006    3/1/2036    5,614.83    8/1/2006
 149877342 Primary       SFR             360        355      70    6.375    5/1/2006   10/1/2006    4/1/2036    4,462.50    9/1/2006
 150298487 Primary       SFR             360        355   77.81    6.375    5/1/2006    9/1/2006    4/1/2036    2,718.52    8/1/2006
 150330173 Primary       SFR             360        355   54.17     6.25    5/1/2006    9/1/2006    4/1/2036    4,002.17    8/1/2006
 150392421 Secondary     Condo           360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    3,004.70    8/1/2006
 150412484 Primary       SFR             240        234      80    6.375    4/1/2006    9/1/2006    3/1/2026    3,289.57    8/1/2006
 150414886 Primary       SFR             360        354   76.83    6.375    4/1/2006    9/1/2006    3/1/2036    3,412.57    8/1/2006
 150427011 Primary       SFR             360        355    45.1    6.375    5/1/2006    9/1/2006    4/1/2036    3,587.26    8/1/2006
 150434942 Primary       SFR             360        356   79.93    6.375    6/1/2006    9/1/2006    5/1/2036    2,967.13    8/1/2006
 150463834 Primary       SFR             360        356      75     6.25    6/1/2006    9/1/2006    5/1/2036    3,001.63    8/1/2006
 150492171 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,244.13    8/1/2006
 150512093 Primary       SFR             360        355   79.92     6.25    5/1/2006    9/1/2006    4/1/2036    3,129.46    8/1/2006
 150519379 Primary       SFR             360        355   79.84     6.25    5/1/2006    9/1/2006    4/1/2036    2,598.18    8/1/2006
 150529139 Primary       SFR             360        355      79     6.25    5/1/2006   10/1/2006    4/1/2036    3,040.11    9/1/2006
 150537272 Primary       SFR             360        354      80    6.375    4/1/2006    9/1/2006    3/1/2036    3,343.95    8/1/2006
 150561975 Primary       SFR             360        354      71    6.375    4/1/2006    9/1/2006    3/1/2036    3,765.06    8/1/2006
 150583482 Primary       SFR             360        355   75.94    6.375    5/1/2006   10/1/2006    4/1/2036    3,150.55    9/1/2006
 150631406 Primary       SFR             360        355   79.93    6.375    5/1/2006   10/1/2006    4/1/2036    3,049.48    9/1/2006
 150632495 Primary       SFR             360        354      75    6.375    4/1/2006    9/1/2006    3/1/2036    4,641.80    8/1/2006
 150638641 Secondary     Condo           360        354      80    6.375    4/1/2006    9/1/2006    3/1/2036    3,980.54    8/1/2006
 150667434 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    2,615.34    8/1/2006
 150700045 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,294.04    8/1/2006
 150720332 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,119.35    8/1/2006
 150732543 Secondary     SFR             360        356      80    6.375    6/1/2006   10/1/2006    5/1/2036    2,907.24    9/1/2006
 150740744 Primary       SFR             360        355   74.48    6.375    5/1/2006    9/1/2006    4/1/2036    3,786.90    8/1/2006
 150780807 Primary       SFR             360        355   24.53     6.25    5/1/2006   10/1/2006    4/1/2036    4,002.17    9/1/2006
 150789204 Primary       SFR             360        356      80     6.25    6/1/2006   10/1/2006    5/1/2036    3,300.25    9/1/2006
 150796852 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    3,393.86    8/1/2006
 150806131 Primary       Condo           360        355   77.52     6.25    5/1/2006    9/1/2006    4/1/2036    3,078.59    8/1/2006
 150810752 Primary       SFR             360        356   49.93     6.25    6/1/2006    9/1/2006    5/1/2036    4,519.37    8/1/2006
 150821783 Primary       SFR             360        355   51.09    6.375    5/1/2006   10/1/2006    4/1/2036    3,649.64    9/1/2006
 150832574 Primary       SFR             360        354    74.4    6.375    4/1/2006   10/1/2006    3/1/2036    2,901.00    9/1/2006
 150845014 Primary       Condo           360        355   63.59     6.25    5/1/2006    9/1/2006    4/1/2036    3,201.73    8/1/2006
 150849735 Secondary     SFR             360        355   74.99     6.25    5/1/2006    9/1/2006    4/1/2036    3,832.54    8/1/2006
 150874089 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    3,004.70    8/1/2006
 150874162 Primary       Condo           360        355   74.62    6.375    5/1/2006    9/1/2006    4/1/2036    3,025.77    8/1/2006
 150877249 Primary       SFR             360        355   55.45    6.375    5/1/2006    9/1/2006    4/1/2036    3,805.61    8/1/2006
 150877678 Primary       SFR             360        354      80     6.25    4/1/2006    9/1/2006    3/1/2036    3,275.62    8/1/2006
 150891042 Primary       SFR             360        355   68.01    6.375    5/1/2006    9/1/2006    4/1/2036    3,203.57    8/1/2006
 150897908 Primary       SFR             360        355    63.4    6.375    5/1/2006   11/1/2006    4/1/2036    2,966.51   10/1/2006
 150899813 Primary       SFR             360        355   76.32     6.25    5/1/2006    9/1/2006    4/1/2036    2,819.37    8/1/2006
 150913697 Primary       SFR             360        356    76.8    6.375    6/1/2006    9/1/2006    5/1/2036    3,181.74    8/1/2006
 150919645 Primary       SFR             360        355    72.8    6.375    5/1/2006    9/1/2006    4/1/2036    2,952.16    8/1/2006
 150927259 Primary       Condo           360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    2,869.81    8/1/2006
 150953412 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    3,172.18    8/1/2006
 150956043 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    3,343.95    8/1/2006
 150958957 Primary       SFR             360        355   66.01    6.375    5/1/2006    9/1/2006    4/1/2036    6,238.70    8/1/2006
 150981405 Primary       SFR             360        356   76.52     6.25    6/1/2006    9/1/2006    5/1/2036    3,109.38    8/1/2006
 150989937 Primary       SFR             360        354   76.62    6.375    4/1/2006    9/1/2006    3/1/2036    3,106.88    8/1/2006
 150993996 Primary       SFR             360        355   45.83     6.25    5/1/2006    9/1/2006    4/1/2036    3,386.45    8/1/2006
 151023454 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    2,708.33    8/1/2006
 151026606 Primary       SFR             360        355   65.15     6.25    5/1/2006    9/1/2006    4/1/2036    2,647.59    8/1/2006
 151033594 Primary       SFR             360        355      80     6.25    5/1/2006   10/1/2006    4/1/2036    3,300.25    9/1/2006
 151042017 Primary       SFR             360        355   69.98    6.375    5/1/2006    9/1/2006    4/1/2036    9,233.28    8/1/2006
 151060126 Primary       SFR             360        355   79.97     6.25    5/1/2006    9/1/2006    4/1/2036    3,146.32    8/1/2006
 151064524 Primary       SFR             360        355   79.34     6.25    5/1/2006    9/1/2006    4/1/2036    2,955.45    8/1/2006
 151064805 Primary       SFR             360        355      70    6.375    5/1/2006   11/1/2006    4/1/2036   12,227.86   10/1/2006
 151066164 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    2,881.56    8/1/2006
 151072667 Primary       SFR             360        356   77.52    6.375    6/1/2006    9/1/2006    5/1/2036    2,656.25    8/1/2006
 151102662 Primary       Condo           360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    2,483.33    8/1/2006
 151104494 Primary       SFR             360        355      70     6.25    5/1/2006    9/1/2006    4/1/2036    9,913.05    8/1/2006
 151110087 Primary       SFR             360        355   54.22    6.375    5/1/2006    9/1/2006    4/1/2036    2,389.77    8/1/2006
 151117249 Primary       SFR             360        355      80    6.375    5/1/2006   10/1/2006    4/1/2036    2,894.76    9/1/2006
 151121951 Primary       Condo           360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    2,994.58    8/1/2006
 151128402 Secondary     Condo           360        355   61.17    6.375    5/1/2006    9/1/2006    4/1/2036    2,900.38    8/1/2006
 151134939 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    2,578.29    8/1/2006
 151139573 Primary       SFR             360        355   62.18     6.25    5/1/2006    9/1/2006    4/1/2036    2,813.83    8/1/2006
 151149069 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    2,856.93    8/1/2006
 151201605 Primary       SFR             360        354   59.35     6.25    4/1/2006    9/1/2006    3/1/2036    2,832.30    8/1/2006
 151206216 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,318.99    8/1/2006
 151208543 Primary       SFR             360        355   73.38    6.375    5/1/2006    9/1/2006    4/1/2036    2,826.18    8/1/2006
 151234424 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    8,484.64    8/1/2006
 151264546 Primary       SFR             360        355   59.84     6.25    5/1/2006    9/1/2006    4/1/2036    2,770.73    8/1/2006
 151299674 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    2,704.23    8/1/2006
 151311164 Primary       SFR             360        356   41.54    6.375    6/1/2006    9/1/2006    5/1/2036    3,368.90    8/1/2006
 151321833 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    1,206.81    8/1/2006
 151353679 Primary       SFR             360        355   69.99    6.375    5/1/2006    9/1/2006    4/1/2036    3,597.24    8/1/2006
 151388113 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    2,553.12    8/1/2006
 151425709 Secondary     Condo           360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    2,783.05    8/1/2006
 151426525 Primary       SFR             360        355      80     6.25    5/1/2006   10/1/2006    4/1/2036    2,770.83    9/1/2006
 151427622 Primary       SFR             360        355   62.78     6.25    5/1/2006    9/1/2006    4/1/2036    3,478.81    8/1/2006
 151430048 Primary       SFR             360        355      80    6.375    5/1/2006    9/1/2006    4/1/2036    3,069.44    8/1/2006
 151434198 Primary       SFR             240        235      80     6.25    5/1/2006    9/1/2006    4/1/2026    4,438.20    8/1/2006
 151434594 Primary       SFR             360        356      75    6.375    6/1/2006    9/1/2006    5/1/2036    3,793.13    8/1/2006
 151437183 Primary       SFR             360        356   75.19     6.25    6/1/2006    9/1/2006    5/1/2036    2,604.17    8/1/2006
 151462934 Primary       SFR             360        356   72.85    6.375    6/1/2006    9/1/2006    5/1/2036    2,789.06    8/1/2006
 151491313 Primary       SFR             360        355      80     6.25    5/1/2006    9/1/2006    4/1/2036    3,448.02    8/1/2006
 151534443 Primary       SFR             360        356    55.4     6.25    6/1/2006    9/1/2006    5/1/2036    6,157.17    8/1/2006
 151579752 Primary       SFR             360        355   79.93     6.25    5/1/2006    9/1/2006    4/1/2036    3,186.34    8/1/2006
 151611191 Primary       2-Family        360        356      75    6.375    6/1/2006    9/1/2006    5/1/2036    9,021.16    8/1/2006
 151626876 Primary       SFR             360        356      80     6.25    6/1/2006    9/1/2006    5/1/2036    2,955.45    8/1/2006
 151647021 Primary       SFR             360        355   72.16     6.25    5/1/2006    9/1/2006    4/1/2036    3,448.02    8/1/2006
 151670049 Primary       SFR             360        356   64.23     6.25    6/1/2006    9/1/2006    5/1/2036    2,709.16    8/1/2006
 151689015 Primary       SFR             360        356      80     6.25    6/1/2006    9/1/2006    5/1/2036    3,620.42    8/1/2006
 151721461 Primary       SFR             360        356   83.13    6.375    6/1/2006    9/1/2006    5/1/2036    3,708.29    8/1/2006
 151816824 Primary       SFR             360        355   62.69    6.375    5/1/2006    9/1/2006    4/1/2036    5,084.54    8/1/2006
 151817897 Primary       SFR             360        356      80     6.25    6/1/2006   10/1/2006    5/1/2036    2,955.45    9/1/2006
   1134976 Primary       SFR             360        357   67.79    6.375    7/1/2006    9/1/2006    6/1/2036    3,019.53    8/1/2006
   1067793 Primary       SFR             360        356      80    6.375    6/1/2006    9/1/2006    5/1/2036    3,166.76    8/1/2006
   1130308 Primary       SFR             360        356   66.62    6.375    6/1/2006    9/1/2006    5/1/2036    3,262.84    8/1/2006
   1101215 Primary       PUD             360        356   79.99    6.375    6/1/2006   10/1/2006    5/1/2036    3,511.45    9/1/2006
   1116793 Primary       Condo           360        356   37.88    6.375    6/1/2006    9/1/2006    5/1/2036    3,899.19    8/1/2006
   1116801 Primary       SFR             360        357   59.14    6.375    7/1/2006   10/1/2006    6/1/2036    5,165.64    9/1/2006

  LOANID          OBAL            COBAL      PURPOSE     DOC        SERVICER                OAPPVAL           ODATE   PPEN   GROUP

1063078388      549,600.00      547,027.62  Purchase     SISA      Chase                    687,000.00     3/28/2006  N        4
1101764413      568,000.00      565,341.51  Purchase     SISA      Chase                    711,000.00     3/31/2006  N        4
1101768753      484,000.00      481,679.77  Purchase     SISA      Chase                    635,000.00     3/30/2006  N        4
1101779614      552,000.00      549,353.53  Purchase     Full      Chase                    690,000.00     3/20/2006  N        4
1101797376      650,100.00      649,843.71  Purchase     SISA      Chase                  1,015,000.00      4/6/2006  N        4
1101799236      530,000.00      501,163.25  Purchase     Full      Chase                    850,000.00     1/31/2006  N        4
1120452870      450,000.00      448,319.53  C/O Refi     SISA      Chase                    665,000.00     3/30/2006  N        4
1124495773      460,000.00      457,794.81  C/O Refi     Full      Chase                    625,000.00     3/27/2006  N        4
1125096263      650,000.00      647,513.69  Purchase     Full      Chase                    820,000.00     4/14/2006  N        4
1125098178      472,000.00      469,737.27  Purchase     Full      Chase                    590,000.00      3/2/2006  N        4
1135128209      525,000.00      521,541.47  Purchase     Full      Chase                    855,000.00     1/19/2006  N        4
1135130007      585,000.00      582,762.30  Purchase     Full      Chase                    900,000.00      4/5/2006  N        4
1136456269      516,000.00      513,584.87  Purchase     Full      Chase                    670,000.00     3/17/2006  N        4
1139276161      524,000.00      521,547.42  Purchase     SISA      Chase                    657,000.00     3/27/2006  N        4
1190304186      884,000.00      880,698.77  Purchase     SISA      Chase                  1,180,000.00     4/13/2006  N        4
1190348002      835,000.00      831,880.38  R/T Refi     Full      Chase                  1,200,000.00      4/7/2006  N        4
1190359494      548,000.00      545,435.09  C/O Refi     SISA      Chase                    685,000.00     3/27/2006  N        4
1193331028      492,000.00      489,641.41  Purchase     SISA      Chase                    630,000.00     3/30/2006  N        4
1193341291      515,000.00      513,076.77  Purchase     Full      Chase                    817,000.00      4/7/2006  N        4
1230207570      521,475.00      519,480.31  C/O Refi     SISA      Chase                    950,000.00      4/3/2006  N        4
1233260932    1,000,000.00      996,265.57  R/T Refi     SISA      Chase                  1,650,000.00      4/7/2006  N        4
1234105254      650,000.00      646,884.00  Purchase     SISA      Chase                    845,000.00      4/1/2006  N        4
1243167966      871,199.00      867,945.57  Purchase     SISA      Chase                  1,180,000.00      4/7/2006  N        4
1243167977      877,350.00      873,243.61  Purchase     Full      Chase                  1,180,000.00     3/17/2006  N        4
1246165049      533,000.00      533,000.00  Purchase     Full      Chase                    875,000.00     3/31/2006  N        4
1264058823      551,200.00      546,602.91  Purchase     Full      Chase                    689,000.00     12/1/2005  N        4
1264059123      463,000.00      460,383.46  Purchase     Full      Chase                    694,000.00     3/22/2006  N        4
1264060654      774,725.00      771,831.83  Purchase     SISA      Chase                  1,165,000.00      4/3/2006  N        4
1269090787      500,000.00      497,577.61  Purchase     SISA      Chase                    625,000.00     3/27/2006  N        4
1292061495      472,438.00      469,969.01  C/O Refi     SISA      Chase                    730,000.00     3/27/2006  N        4
1367114354      550,000.00      547,946.09  Purchase     Full      Chase                    800,000.00      4/4/2006  N        4
1367132709      840,000.00      836,863.07  Purchase     Full      Chase                  1,200,000.00     4/12/2006  N        4
1367163178      481,600.00      478,887.84  Purchase     Full      Chase                    602,000.00     2/24/2006  N        4
1369116714      610,000.00      610,000.00  Purchase     SISA      Chase                    980,000.00     3/29/2006  N        4
1369117488      697,500.00      693,572.04  Purchase     Full      Chase                    950,000.00     2/28/2006  N        4
1369124370      674,925.00      671,032.25  Purchase     Full      Chase                    915,000.00     2/27/2006  N        4
1380035966      604,000.00      601,658.32  Purchase     Full      Chase                    730,000.00     4/12/2006  N        4
1380055420      720,000.00      717,311.24  Purchase     SISA      Chase                    960,000.00      4/5/2006  N        4
1404205810      460,000.00      458,282.17  Purchase     Full      Chase                    575,000.00     4/14/2006  N        4
1522131853      500,000.00      497,659.77  Purchase     Full      Chase                    725,000.00     3/24/2006  N        4
1522140504      440,000.00      437,940.58  Purchase     SISA      Chase                    555,000.00      4/3/2006  N        4
1526373832      650,000.00      646,957.73  Purchase     Full      Chase                    845,000.00     3/22/2006  N        4
1532195262      552,867.00      550,752.22  Purchase     SISA      Chase                    700,000.00      4/4/2006  N        4
1539759130      788,000.00      784,311.77  Purchase     SISA      Chase                  1,000,000.00     3/31/2006  N        4
1539776412      508,000.00      505,620.08  Purchase     SISA      Chase                    645,000.00     3/31/2006  N        4
1539785242      544,000.00      543,984.36  R/T Refi     SISA      Chase                    680,000.00     3/29/2006  N        4
1539786460      630,000.00      627,590.18  Purchase     Full      Chase                    830,000.00     4/13/2006  N        4
1539786482      650,000.00      645,827.15  Purchase     Full      Chase                  1,200,000.00     3/17/2006  N        4
1539793422      678,750.00      675,573.12  Purchase     SISA      Chase                    925,000.00     3/29/2006  N        4
1540041719      580,000.00      577,834.02  Purchase     SISA      Chase                    828,500.00     4/12/2006  N        4
1574391529      500,000.00      493,590.51  R/T Refi     Full      Chase                    950,000.00      2/1/2006  N        4
1574396828      481,600.00      478,822.25  R/T Refi     Full      Chase                    602,000.00      2/8/2006  N        4
1574399101      455,400.00      452,770.75  Purchase     Full      Chase                    832,000.00     2/13/2006  N        4
1574408870      975,000.00      970,325.94  Purchase     Full      Chase                  1,300,000.00      3/8/2006  N        4
1574421539      469,000.00      467,206.00  Purchase     Full      Chase                    642,000.00      4/6/2006  N        4
1596708470      467,550.00      465,361.62  Purchase     SISA      Chase                    584,500.00     3/10/2006  N        4
1596710981      450,800.00      448,638.90  Purchase     SISA      Chase                    564,000.00     3/14/2006  N        4
1596730118      463,800.00      461,629.20  Purchase     SISA      Chase                    580,000.00     3/13/2006  N        4
1596754557      500,000.00      498,130.82  Purchase     SISA      Chase                    700,000.00      4/3/2006  N        4
1596755130      528,000.00      525,468.52  Purchase     SISA      Chase                    660,000.00     3/21/2006  N        4
1596758682      650,000.00      646,957.68  Purchase     Full      Chase                    857,102.00     3/23/2006  N        4
1596762227      494,400.00      492,085.94  C/O Refi     SISA      Chase                    618,000.00     3/27/2006  N        4
1596764506      750,000.00      746,489.62  C/O Refi     SISA      Chase                  1,500,000.00     3/27/2006  N        4
1596766749      560,000.00      557,378.89  Purchase     SISA      Chase                    700,000.00     3/27/2006  N        4
1609163686      480,000.00      476,837.90  Purchase     Full      Chase                    600,000.00     1/17/2006  N        4
1703058738      456,000.00      454,255.75  Purchase     Full      Chase                    600,000.00     4/14/2006  N        4
1703068345      572,000.00      569,322.76  Purchase     SISA      Chase                    715,000.00     3/29/2006  N        4
1703073797      467,200.00      464,649.70  Purchase     SISA      Chase                    600,000.00     3/30/2006  N        4
1704037960      480,000.00      477,753.36  Purchase     Full      Chase                    600,000.00     3/28/2006  N        4
1704056691      618,750.00      615,853.98  Purchase     Full      Chase                    825,000.00     3/22/2006  N        4
1704061104      900,000.00      894,071.10  C/O Refi     Full      Chase                  1,650,000.00     1/30/2006  N        4
1704063347      940,000.00      935,600.34  Purchase     Full      Chase                  1,175,000.00     3/22/2006  N        4
1705048757      499,999.00      498,131.79  Purchase     SISA      Chase                    795,000.00     4/14/2006  N        4
1706041389      544,000.00      541,453.84  Purchase     Full      Chase                    690,000.00     3/30/2006  N        4
1707067865      588,000.00      585,247.86  R/T Refi     Full      Chase                    880,000.00     3/13/2006  N        4
1707072209      696,000.00      693,337.73  C/O Refi     Full      Chase                  1,050,000.00     4/14/2006  N        4
1710016374      488,000.00      482,771.89  C/O Refi     SISA      Chase                    840,000.00     9/15/2005  N        4
1721356283      580,000.00      577,834.02  Purchase     SISA      Chase                    750,000.00     4/14/2006  N        4
1730079854      488,000.00      485,715.91  R/T Refi     SISA      Chase                    660,000.00     3/30/2006  N        4
1742089786      650,000.00      642,297.19  C/O Refi     SIVA      Chase                  1,900,000.00     9/22/2005  N        4
1742096090      600,000.00      594,171.60  C/O Refi     No Ratio  Chase                  2,500,000.00     10/4/2005  N        4
1742118920      425,000.00      420,553.12  Purchase     No Ratio  Chase                    687,000.00     9/29/2005  N        4
1742265594      552,000.00      549,416.34  Purchase     Full      Chase                    690,000.00     3/31/2006  N        4
1742271269      600,000.00      596,904.79  C/O Refi     SISA      Chase                  1,300,000.00     3/27/2006  N        4
1742273581      498,500.00      496,638.35  Purchase     Full      Chase                    568,500.00      4/3/2006  N        4
1742297615      505,600.00      502,189.18  C/O Refi     Full      Chase                    632,000.00     3/20/2006  N        4
1742299111      540,000.00      537,449.50  Purchase     SISA      Chase                    720,000.00     3/31/2006  N        4
1742310236      780,000.00      776,718.93  C/O Refi     SISA      Chase                  1,090,000.00      4/4/2006  N        4
1756032288      520,000.00      516,864.55  Purchase     Full      Chase                    745,000.00     2/28/2006  N        4
1756033928      534,400.00      531,898.77  Purchase     Full      Chase                    675,000.00     3/31/2006  N        4
1756034727      636,000.00      632,214.38  Purchase     Full      Chase                    795,000.00      3/1/2006  N        4
1760385215      489,000.00      486,711.23  R/T Refi     Full      Chase                    900,000.00     2/27/2006  N        4
1760408423      485,000.00      481,250.67  R/T Refi     Full      Chase                  1,100,000.00    12/30/2005  N        4
1760413026      900,000.00      893,928.06  Purchase     Full      Chase                  1,680,000.00     1/17/2006  N        4
1760419022      612,000.00      609,135.53  Purchase     Full      Chase                    780,000.00     3/30/2006  N        4
1760419770      547,500.00      545,455.39  Purchase     SISA      Chase                    735,000.00      4/7/2006  N        4
1760430342      496,000.00      493,678.47  Purchase     SISA      Chase                    620,000.00     3/31/2006  N        4
1760431899      780,000.00      777,016.40  Purchase     Full      Chase                  1,180,000.00      4/3/2006  N        4
1760432461      650,000.00      646,049.82  C/O Refi     Full      Chase                  1,040,000.00     2/15/2006  N        4
1760435674      914,400.00      910,120.17  Purchase     Full      Chase                  1,250,000.00     3/28/2006  N        4
1760435710      639,000.00      636,009.17  R/T Refi     Full      Chase                    808,000.00     3/22/2006  N        4
1760436269      710,250.00      706,683.76  Purchase     Full      Chase                  1,000,000.00     3/29/2006  N        4
1760436305      550,000.00      547,425.72  C/O Refi     Full      Chase                    760,000.00     3/16/2006  N        4
1760437115      490,000.00      486,966.36  C/O Refi     Full      Chase                    750,000.00      2/9/2006  N        4
1760437716      552,000.00      452,000.00  Purchase     Full      Chase                    700,000.00     3/29/2006  N        4
1760438377      552,800.00      550,212.61  Purchase     SISA      Chase                    704,000.00     3/31/2006  N        4
1760439019      505,000.00      503,114.09  Purchase     Full      Chase                    675,000.00     4/12/2006  N        4
1760439176      800,000.00      796,164.89  Purchase     Full      Chase                  1,195,000.00     3/21/2006  N        4
1760439290      480,000.00      477,753.36  R/T Refi     SISA      Chase                    640,000.00     3/27/2006  N        4
1760444970      592,000.00      589,162.01  Purchase     SISA      Chase                    740,000.00     3/29/2006  N        4
1760449599      525,000.00      523,039.41  Purchase     Full      Chase                    665,000.00      4/5/2006  N        4
1760449690      520,800.00      518,855.09  Purchase     Full      Chase                    690,000.00     4/10/2006  N        4
1760450317      680,000.00      676,817.26  Purchase     Full      Chase                    950,000.00      3/3/2006  N        4
1760452582      883,000.00      879,702.46  R/T Refi     SISA      Chase                  1,200,000.00      4/4/2006  N        4
1760454282      520,000.00      518,010.93  Purchase     SISA      Chase                    660,000.00     4/10/2006  N        4
1760455321      900,000.00      896,639.01  C/O Refi     SISA      Chase                  1,300,000.00      4/6/2006  N        4
1760461175      900,000.00      896,639.01  Purchase     Full      Chase                  2,650,000.00      4/3/2006  N        4
1764615984      425,000.00      420,553.12  C/O Refi     SIVA      Chase                  1,188,000.00      9/7/2005  N        4
1782174950      448,000.00      444,618.09  C/O Refi     Full      Chase                    560,000.00     12/9/2005  N        4
1785091666      577,600.00      575,443.01  R/T Refi     SISA      Chase                    722,000.00      4/3/2006  N        4
1806102055      550,000.00      545,291.51  Purchase     Full      Chase                    790,000.00     1/20/2006  N        4
1813278109      661,600.00      654,199.83  Purchase     Full      Chase                    828,000.00     3/31/2006  N        4
1813282285      650,000.00      646,957.73  Purchase     SISA      Chase                    870,000.00     3/31/2006  N        4
1820226557      545,000.00      542,449.14  C/O Refi     Full      Chase                    830,000.00     3/24/2006  N        4
1821289541      492,000.00      489,697.22  Purchase     SISA      Chase                    620,000.00     3/31/2006  N        4
1826359236      472,000.00      468,747.44  Purchase     Full      Chase                    597,000.00     1/31/2006  N        4
1826375469      679,000.00      675,176.18  C/O Refi     Full      Chase                  1,150,000.00     2/21/2006  N        4
1826382872      425,000.00      423,412.86  Purchase     Full      Chase                    650,000.00     4/10/2006  N        4
1826388380      650,000.00      646,884.00  Purchase     Full      Chase                    815,000.00     3/31/2006  N        4
1826395717      608,000.00      605,154.28  R/T Refi     SISA      Chase                    760,000.00     3/27/2006  N        4
1826405107      589,000.00      586,800.43  C/O Refi     SISA      Chase                    900,000.00      4/7/2006  N        4
1835130780      799,850.00      796,863.03  C/O Refi     SISA      Chase                  1,700,000.00     3/29/2006  N        4
1844378833      450,000.00      447,465.85  R/T Refi     Full      Chase                    570,000.00     1/31/2006  N        4
1844426277      533,000.00      529,998.37  Purchase     Full      Chase                    820,000.00     2/17/2006  N        4
1845492947      650,000.00      646,339.54  R/T Refi     Full      Chase                    955,000.00     2/24/2006  N        4
1845501550      440,500.00      437,528.10  Purchase     Full      Chase                    552,598.00     1/19/2006  N        4
1845501582      422,400.00      419,211.34  Purchase     Full      Chase                    540,000.00    12/27/2005  N        4
1845524680      615,000.00      611,142.18  C/O Refi     Full      Chase                    885,000.00      2/9/2006  N        4
1845547084      466,600.00      464,416.09  Purchase     Full      Chase                    588,000.00     3/20/2006  N        4
1845558590      446,650.00      444,508.82  Purchase     SISA      Chase                    575,000.00     3/24/2006  N        4
1846404446      537,000.00      534,486.54  C/O Refi     Full      Chase                    675,000.00     3/17/2006  N        4
1861096420      591,596.00      584,663.69  R/T Refi     SISA      Chase                    830,000.00      9/7/2005  N        4
 203098421      652,500.00      648,233.95  C/O Refi     Full      SunTrust                 980,000.00      3/3/2006  N        4
  34215301      436,000.00      433,959.33  C/O Refi     Full      SunTrust                 553,000.00     3/27/2006  N        4
  35132158      650,000.00      646,884.00  Purchase     Full      SunTrust                 870,000.00     3/20/2006  N        4
 203191952      529,000.00      529,000.00  R/T Refi     Full      SunTrust                 688,500.00      4/6/2006  N        4
 144551256      692,000.00      641,266.56  Purchase     Full      SunTrust                 865,000.00      3/9/2006  N        4
  34190710      522,200.00      522,200.00  Purchase     SIVA      SunTrust                 830,000.00      1/5/2006  N        4
 203254990      460,000.00      457,846.94  C/O Refi     Full      SunTrust                 625,000.00     3/31/2006  N        4
 203023452      600,000.00      597,191.73  Purchase     Full      SunTrust               1,200,000.00     3/30/2006  N        4
  34243915      475,000.00      475,000.00  Purchase     Full      SunTrust                 700,000.00     3/31/2006  N        4
 203221791      902,000.00      800,000.00  R/T Refi     Full      SunTrust               2,425,000.00     3/29/2006  N        4
 203091434      633,300.00      629,733.55  R/T Refi     Full      SunTrust               1,200,000.00     2/27/2006  N        4
 203155486      600,000.00      597,191.73  Purchase     Full      SunTrust                 879,000.00     3/24/2006  N        4
 203103130      550,000.00      547,006.21  Purchase     Full      SunTrust                 690,000.00     3/13/2006  N        4
 203072731      568,000.00      568,000.00  C/O Refi     Full      SunTrust                 929,000.00      3/1/2006  N        4
 203093026      680,000.00      676,702.19  Purchase     Full      SunTrust                 880,000.00      4/7/2006  N        4
 144774155      950,000.00      950,000.00  Purchase     Full      SunTrust               3,552,000.00     3/29/2006  N        4
 203116959      800,000.00      800,000.00  C/O Refi     Full      SunTrust               1,550,000.00      3/9/2006  N        4
 203071618      639,920.00      636,914.85  Purchase     Full      SunTrust                 807,000.00      3/2/2006  N        4
 203157441      468,000.00      467,822.85  R/T Refi     Full      SunTrust                 600,000.00     3/27/2006  N        4
  36127157    1,000,000.00      995,206.13  R/T Refi     Full      SunTrust               1,535,000.00     3/31/2006  N        4
 203199252      500,000.00      497,659.77  C/O Refi     Full      SunTrust                 825,000.00     3/10/2006  N        4
  35981711      564,800.00      562,156.46  Purchase     Full      SunTrust                 730,000.00     3/31/2006  N        4
 203150099      460,000.00      457,794.81  Purchase     Full      SunTrust                 613,000.00     3/29/2006  N        4
 144595063      675,000.00      671,764.14  C/O Refi     Full      SunTrust                 990,000.00      3/6/2006  N        4
 203236799      570,000.00      570,000.00  Purchase     Full      SunTrust                 712,500.00     3/31/2006  N        4
 203106067      516,000.00      512,851.90  Purchase     Full      SunTrust                 661,000.00     3/10/2006  N        4
 144860293      536,250.00      533,966.03  C/O Refi     Full      SunTrust                 715,000.00      4/7/2006  N        4
 203211362      550,000.00      547,425.72  Purchase     Full      SunTrust               1,250,000.00     3/30/2006  N        4
 203205984      520,000.00      517,507.17  C/O Refi     Full      SunTrust                 752,000.00      3/2/2006  N        4
 203132584      560,000.00      560,000.00  C/O Refi     Full      SunTrust                 812,000.00      3/9/2006  N        4
 203011036      627,500.00      624,491.83  R/T Refi     Full      SunTrust                 830,000.00      3/8/2006  N        4
 203069265      525,000.00      522,483.19  C/O Refi     Full      SunTrust               1,020,000.00     2/27/2006  N        4
 144380441      475,000.00      472,224.61  C/O Refi     Full      SunTrust                 975,000.00      4/3/2006  N        4
 144746922      604,800.00      604,000.00  Purchase     Full      SunTrust                 756,000.00     3/28/2006  N        4
 144087848      550,000.00      547,363.40  R/T Refi     Full      SunTrust                 689,000.00     3/10/2006  N        4
  34969808      820,000.00      816,069.03  Purchase     Full      SunTrust               1,035,000.00     3/23/2006  N        4
 203095955      550,000.00      547,363.40  C/O Refi     Full      SunTrust               1,050,000.00     3/15/2006  N        4
 144673316      550,000.00      547,363.35  C/O Refi     Full      SunTrust               1,125,000.00      4/3/2006  N        4
 144713187      750,000.00      749,963.63  C/O Refi     Full      SunTrust               1,275,000.00      4/7/2006  N        4
 144733201      943,650.00      940,126.01  R/T Refi     Full      SunTrust               1,350,000.00      4/5/2006  N        4
 203109756      472,000.00      467,656.82  C/O Refi     Full      SunTrust                 590,000.00     3/20/2006  N        4
 143909174      840,000.00      836,068.40  C/O Refi     Full      SunTrust               1,200,000.00     3/23/2006  N        4
 144747995      700,000.00      696,279.65  C/O Refi     Full      SunTrust               1,250,000.00     3/29/2006  N        4
 144554425      535,000.00      533,017.96  Purchase     Full      SunTrust                 695,000.00     3/31/2006  N        4
 144746211      568,000.00      568,000.00  R/T Refi     Full      SunTrust                 710,000.00     3/27/2006  N        4
 144737996      450,000.00      449,726.76  R/T Refi     Full      SunTrust                 650,000.00     3/29/2006  N        4
 203158142      520,000.00      517,398.89  C/O Refi     Full      SunTrust                 665,000.00     3/23/2006  N        4
 144755543      600,000.00      598,924.95  C/O Refi     Full      SunTrust                 750,000.00     3/21/2006  N        4
 144625290      458,228.00      456,031.29  Purchase     Full      SunTrust                 575,000.00     3/13/2006  N        4
 203134697      880,000.00      875,881.17  Purchase     Full      SunTrust               1,100,000.00     3/14/2006  N        4
 203189030      540,000.00      537,402.07  C/O Refi     Full      SunTrust                 935,000.00     3/27/2006  N        4
 144104692      470,000.00      470,000.00  C/O Refi     Full      SunTrust                 600,000.00      4/5/2006  N        4
 203158092      580,000.00      577,219.56  Purchase     Full      SunTrust                 750,000.00     3/13/2006  N        4
 203186192      446,100.00      446,100.00  Purchase     Full      SunTrust                 560,000.00     3/23/2006  N        4
 144752433      976,000.00      976,000.00  C/O Refi     Full      SunTrust               1,620,000.00     3/28/2006  N        4
 203173901      445,000.00      442,889.09  C/O Refi     Full      SunTrust                 573,000.00      3/7/2006  N        4
 203075890      628,000.00      625,060.68  R/T Refi     Full      SunTrust                 785,000.00      3/8/2006  N        4
 203103759      910,000.00      910,000.00  C/O Refi     Full      SunTrust               1,300,000.00      3/6/2006  N        4
 203058888      650,000.00      646,884.00  Purchase     Full      SunTrust                 820,000.00     3/15/2006  N        4
 203207154      637,600.00      634,615.71  Purchase     Full      SunTrust                 797,000.00      4/4/2006  N        4
  29098613      544,193.00      540,359.74  Purchase     Full      SunTrust                 715,000.00     1/27/2006  N        4
 203277322      800,000.00      796,164.89  C/O Refi     Full      SunTrust               2,485,000.00     3/29/2006  N        4
 144752490      662,000.00      660,674.61  R/T Refi     Full      SunTrust                 850,000.00      4/4/2006  N        4
 203205828      441,000.00      438,574.92  Purchase     Full      SunTrust                 630,000.00     3/27/2006  N        4
 202975314      850,000.00      839,946.03  Purchase     Full      SunTrust               1,150,000.00      3/6/2006  N        4
 203186150      652,000.00      652,000.00  C/O Refi     Full      SunTrust               1,200,000.00     3/22/2006  N        4
 203296280      438,000.00      435,900.29  C/O Refi     Full      SunTrust                 585,000.00     3/20/2006  N        4
 144745429      540,000.00      537,472.54  Purchase     Full      SunTrust                 675,000.00     3/23/2006  N        4
 203070826      661,600.00      658,428.39  Purchase     Full      SunTrust                 840,000.00     3/16/2006  N        4
 202781258      510,000.00      505,825.93  R/T Refi     Full      SunTrust                 783,000.00     12/7/2005  N        4
 144642634      700,000.00      696,644.24  C/O Refi     Full      SunTrust               1,100,000.00     3/29/2006  N        4
 144554508      450,000.00      450,000.00  C/O Refi     Full      SunTrust                 650,000.00      4/5/2006  N        4
 203201272      600,000.00      599,883.64  C/O Refi     Full      SunTrust                 932,000.00     3/21/2006  N        4
 203226576      636,500.00      629,329.57  R/T Refi     Full      SunTrust                 815,000.00     2/22/2006  N        4
  35392828      496,000.00      496,000.00  Purchase     Full      SunTrust                 625,000.00     4/10/2006  N        4
 144761202      450,000.00      447,842.74  C/O Refi     Full      SunTrust                 720,000.00     3/28/2006  N        4
  34428276      644,000.00      640,943.27  Purchase     Full      SunTrust                 830,000.00     3/29/2006  N        4
  37057601      595,000.00      592,091.61  C/O Refi     Full      SunTrust                 745,000.00     3/22/2006  N        4
 143949139      490,470.00      488,174.34  R/T Refi     Full      SunTrust                 745,000.00     3/13/2006  N        4
 144761632      479,200.00      392,457.53  Purchase     Full      SunTrust                 600,000.00     3/30/2006  N        4
 144378098      475,000.00      472,591.74  C/O Refi     SIVA      SunTrust                 700,000.00      3/1/2006  N        4
 144667433      600,000.00      595,579.19  R/T Refi     SIVA      SunTrust                 970,000.00      3/1/2006  N        4
 144747169    1,000,000.00    1,000,000.00  C/O Refi     SIVA      SunTrust               1,450,000.00     3/16/2006  N        4
 203189717      418,000.00      418,000.00  C/O Refi     SIVA      SunTrust                 870,000.00     3/27/2006  N        4
 203194527      883,000.00      878,242.41  R/T Refi     SIVA      SunTrust               1,300,000.00     3/31/2006  N        4
 203202247      600,000.00      597,191.73  Purchase     SIVA      SunTrust               1,280,000.00     3/31/2006  N        4
 144381167      789,600.00      786,379.00  Purchase     SIVA      SunTrust               1,128,000.00     3/29/2006  N        4
 144674041      555,000.00      552,088.47  C/O Refi     SIVA      SunTrust                 740,000.00     3/30/2006  N        4
 144603172      650,000.00      650,000.00  C/O Refi     SIVA      SunTrust                 930,000.00     3/10/2006  N        4
 144554227      596,250.00      596,250.00  Purchase     SIVA      SunTrust                 810,000.00      3/7/2006  N        4
 144674587      600,000.00      600,000.00  R/T Refi     SIVA      SunTrust                 950,000.00     3/29/2006  N        4
 144736675      860,000.00      857,649.99  Purchase     SIVA      SunTrust               1,350,000.00      3/8/2006  N        4
 144745510      510,000.00      510,000.00  C/O Refi     SIVA      SunTrust               1,115,000.00     3/20/2006  N        4
 144420098      442,000.00      441,999.94  C/O Refi     SIVA      SunTrust                 750,000.00     2/21/2006  N        4
 144317427      500,000.00      500,000.00  Purchase     SIVA      SunTrust                 830,000.00      3/8/2006  N        4
 144737293      445,000.00      445,000.00  R/T Refi     SIVA      SunTrust               1,088,000.00      3/7/2006  N        4
 203165261      700,000.00      700,000.00  C/O Refi     SIVA      SunTrust               1,030,000.00     3/20/2006  N        4
 144612447      868,000.00      861,323.62  C/O Refi     SIVA      SunTrust               1,240,000.00      3/8/2006  N        4
 144943339      458,000.00      457,904.17  Purchase     SIVA      SunTrust                 576,000.00     3/28/2006  N        4
 144860384      979,000.00      974,417.81  C/O Refi     SIVA      SunTrust               1,900,000.00     3/27/2006  N        4
 203098868      600,000.00      597,191.73  Purchase     SIVA      SunTrust                 840,000.00      3/3/2006  N        4
 203271184      511,000.00      508,608.26  C/O Refi     Lite      SunTrust                 840,000.00     3/14/2006  N        4
 203193321      645,300.00      640,704.04  C/O Refi     Alt       SunTrust               1,890,000.00     3/27/2006  N        4
 144586666      625,000.00      622,074.70  R/T Refi     Alt       SunTrust               1,400,000.00     3/27/2006  N        4
 202991774    1,000,000.00      995,319.53  R/T Refi     Full      SunTrust               1,675,000.00      3/3/2006  N        4
 203192893      500,000.00      500,000.00  C/O Refi     Full      SunTrust                 810,000.00     3/14/2006  N        4
  32078198      888,800.00      888,000.00  Purchase     Full      SunTrust               1,200,000.00      3/7/2006  N        4
 202999447      492,000.00      492,000.00  R/T Refi     Full      SunTrust                 620,000.00     1/31/2006  N        4
 203158423      960,000.00      960,000.00  Purchase     Full      SunTrust               1,225,000.00     3/16/2006  N        4
 203098736      550,000.00      520,000.00  Purchase     Full      SunTrust                 890,000.00      3/9/2006  N        4
 144589611      610,500.00      609,056.15  Purchase     Full      SunTrust                 825,000.00     2/24/2006  N        4
 144585213      595,000.00      595,000.00  C/O Refi     Full      SunTrust               1,500,000.00      3/1/2006  N        4
 143647535      760,000.00      759,875.00  Purchase     Full      SunTrust                 950,000.00     2/27/2006  N        4
 203084520      445,000.00      445,000.00  R/T Refi     Full      SunTrust                 680,000.00      3/6/2006  N        4
 203066139      498,500.00      498,300.00  R/T Refi     Full      SunTrust                 665,000.00     2/27/2006  N        4
 203135173      430,000.00      430,000.00  Purchase     Full      SunTrust                 878,800.00     3/13/2006  N        4
 203071535    1,000,000.00    1,000,000.00  C/O Refi     Full      SunTrust               3,050,000.00      3/9/2006  N        4
 203006507      532,000.00      531,700.00  Purchase     Alt       SunTrust                 690,000.00      3/3/2006  N        4
 203001995    1,608,100.00    1,608,100.00  Purchase     Full      SunTrust               2,500,000.00     2/27/2006  N        4
 144671476    1,000,000.00      967,864.88  Purchase     Full      SunTrust               1,550,000.00     3/14/2006  N        4
 144552924      823,000.00      396,000.00  Purchase     Full      SunTrust               1,470,000.00      3/7/2006  N        4
  31612674      660,000.00      660,000.00  Purchase     Full      SunTrust                 829,000.00      4/7/2006  N        4
  32367419      746,800.00      743,304.64  Purchase     Full      SunTrust                 960,000.00     3/30/2006  N        4
 143328813      512,000.00      509,603.62  Purchase     Full      SunTrust                 660,000.00     3/31/2006  N        4
 144104775      900,000.00      899,992.45  Purchase     Full      SunTrust               1,615,000.00     4/19/2006  N        4
 144104973      453,000.00      451,308.26  C/O Refi     Full      SunTrust                 740,000.00     4/14/2006  N        4
 144108214      521,000.00      518,851.47  C/O Refi     Lite      SunTrust                 660,000.00     4/28/2006  N        4
 144117793      528,500.00      526,526.37  R/T Refi     Full      SunTrust                 950,000.00     4/13/2006  N        4
 144393170      508,800.00      506,544.67  Purchase     Full      SunTrust                 645,000.00     4/21/2006  N        4
 144581378      527,500.00      524,526.78  R/T Refi     SIVA      SunTrust                 800,000.00     2/27/2006  N        4
 144585841      800,000.00      796,205.92  C/O Refi     SIVA      SunTrust               1,400,000.00     2/27/2006  N        4
 144637055      580,000.00      580,000.00  C/O Refi     SIVA      SunTrust                 850,000.00     4/17/2006  N        4
 144637923      750,000.00      747,199.15  Purchase     SIVA      SunTrust               1,250,000.00     4/25/2006  N        4
 144670486      768,000.00      768,000.00  Purchase     Full      SunTrust                 960,000.00     4/10/2006  N        4
 144767282      594,000.00      591,727.84  C/O Refi     SIVA      SunTrust                 861,000.00     4/10/2006  N        4
 144767670      560,000.00      557,245.24  Purchase     Full      SunTrust               1,000,000.00     4/11/2006  N        4
 144769403      584,000.00      581,590.89  Purchase     Full      SunTrust                 730,000.00     4/19/2006  N        4
 144773751      570,000.00      567,819.68  Purchase     Full      SunTrust                 780,000.00     4/11/2006  N        4
 144774361      800,000.00      800,000.00  R/T Refi     Full      SunTrust               1,610,000.00     4/17/2006  N        4
 144778255      857,600.00      854,397.35  Purchase     Full      SunTrust               1,072,000.00      4/6/2006  N        4
 144778420      486,750.00      486,750.00  C/O Refi     Full      SunTrust                 623,000.00     4/18/2006  N        4
 144822376      624,000.00      621,294.81  R/T Refi     Full      SunTrust                 780,000.00      4/6/2006  N        4
 144860780      592,000.00      592,000.00  Purchase     Full      SunTrust                 740,000.00     4/10/2006  N        4
 144860939      884,000.00      880,698.77  Purchase     Full      SunTrust               1,105,000.00     4/20/2006  N        4
 144864279      468,000.00      466,209.84  Purchase     Full      SunTrust                 585,000.00     4/21/2006  N        4
 144866936      495,000.00      493,126.99  C/O Refi     Full      SunTrust                 638,000.00     4/20/2006  N        4
 144936242      483,000.00      481,196.24  C/O Refi     Full      SunTrust                 875,000.00     4/11/2006  N        4
 144936820      500,000.00      500,000.00  Purchase     Full      SunTrust                 740,000.00     4/24/2006  N        4
 144943966      616,000.00      613,608.49  C/O Refi     Full      SunTrust                 770,000.00     4/10/2006  N        4
 144957966      900,000.00      896,639.01  C/O Refi     Full      SunTrust               1,600,000.00     4/14/2006  N        4
 144961448      572,000.00      571,999.40  R/T Refi     Full      SunTrust                 715,000.00     4/20/2006  N        4
 203106356      468,000.00      468,000.00  Purchase     Full      SunTrust                 600,000.00      3/7/2006  N        4
 203141494      449,842.00      447,247.49  Purchase     Full      SunTrust                 563,000.00     2/24/2006  N        4
 203145552      825,000.00      825,000.00  C/O Refi     Full      SunTrust               1,100,000.00     3/30/2006  N        4
 203170782      830,000.00      825,956.56  Purchase     Full      SunTrust               1,550,000.00     3/28/2006  N        4
 203178223      568,000.00      565,247.89  C/O Refi     Full      SunTrust                 710,000.00     3/21/2006  N        4
 203190343      557,000.00      557,000.00  Purchase     Alt       SunTrust                 740,000.00     4/26/2006  N        4
 203191044      624,750.00      622,416.90  Purchase     SIVA      SunTrust                 875,000.00      4/3/2006  N        4
 203191960      624,500.00      622,076.60  C/O Refi     Full      SunTrust                 802,000.00     4/13/2006  N        4
 203192653      700,000.00      697,322.42  C/O Refi     Full      SunTrust               1,500,000.00      4/3/2006  N        4
 203194907      600,000.00      600,000.00  C/O Refi     Full      SunTrust               1,150,000.00     3/31/2006  N        4
 203201249      665,000.00      665,000.00  Purchase     Full      SunTrust               1,090,000.00      4/6/2006  N        4
 203204813      668,000.00      665,505.41  R/T Refi     Full      SunTrust                 870,000.00      4/5/2006  N        4
 203214952      437,000.00      435,328.44  C/O Refi     Full      SunTrust                 630,000.00     4/17/2006  N        4
 203220850      520,600.00      518,104.34  Purchase     Full      SunTrust                 675,000.00     3/29/2006  N        4
 203229281      468,000.00      466,252.29  Purchase     Full      SunTrust                 585,000.00     4/14/2006  N        4
 203230867    1,000,000.00      995,206.08  R/T Refi     Full      SunTrust               1,500,000.00     3/31/2006  N        4
 203232038      448,000.00      445,803.18  R/T Refi     Full      SunTrust                 850,000.00      4/7/2006  N        4
 203238654      995,000.00      990,230.07  Purchase     Full      SunTrust               1,300,000.00     3/29/2006  N        4
 203241443      512,000.00      510,087.95  R/T Refi     Full      SunTrust                 825,000.00     4/14/2006  N        4
 203241583      650,000.00      647,572.65  Purchase     Full      SunTrust                 975,000.00     4/14/2006  N        4
 203245832      528,000.00      524,496.11  Purchase     Full      SunTrust                 790,000.00     4/14/2006  N        4
 203255328      520,000.00      517,484.53  R/T Refi     Full      SunTrust                 875,000.00     3/28/2006  N        4
 203256375      615,000.00      612,703.29  R/T Refi     Full      SunTrust               2,300,000.00     4/10/2006  N        4
 203256540      471,000.00      469,198.37  Purchase     Full      SunTrust                 628,000.00      4/3/2006  N        4
 203256599      435,000.00      433,375.51  R/T Refi     SIVA      SunTrust                 620,000.00     4/11/2006  N        4
 203263546      468,200.00      466,451.53  Purchase     Full      SunTrust                 710,000.00      4/3/2006  N        4
 203265889      450,000.00      448,319.49  C/O Refi     Full      SunTrust                 700,000.00     4/10/2006  N        4
 203266309      434,000.00      432,339.88  R/T Refi     Full      SunTrust                 620,000.00     4/18/2006  N        4
 203272711      480,000.00      478,207.46  Purchase     Full      SunTrust                 800,000.00     4/17/2006  N        4
 203275235      500,000.00      497,659.77  Purchase     SIVA      SunTrust                 950,000.00     3/24/2006  N        4
 203276027      608,000.00      608,000.00  Purchase     Full      SunTrust                 760,000.00     4/13/2006  N        4
 203281118      462,000.00      460,274.70  Purchase     Full      SunTrust                 693,500.00     4/10/2006  N        4
 203281522      542,500.00      539,960.82  Purchase     Full      SunTrust                 775,000.00      4/7/2006  N        4
 203281969      606,000.00      603,736.91  C/O Refi     Full      SunTrust                 760,000.00     4/21/2006  N        4
 203282041      695,000.00      695,000.00  C/O Refi     SIVA      SunTrust               1,019,000.00     4/14/2006  N        4
 203285309      783,500.00      632,698.90  Purchase     Full      SunTrust                 985,000.00      4/7/2006  N        4
 203291141      507,700.00      507,656.20  Purchase     Full      SunTrust                 650,000.00      4/3/2006  N        4
 203294079      480,000.00      478,111.98  R/T Refi     SIVA      SunTrust                 715,000.00      4/3/2006  N        4
 203305107      492,000.00      490,118.04  R/T Refi     Full      SunTrust                 720,000.00     4/12/2006  N        4
 203306618      650,000.00      649,227.45  C/O Refi     Full      SunTrust               1,250,000.00     4/18/2006  N        4
 203308325      784,000.00      783,328.22  Purchase     Full      SunTrust                 980,000.00     4/13/2006  N        4
 203310420      686,000.00      682,582.97  Purchase     Full      SunTrust                 921,000.00     4/13/2006  N        4
 203310834      744,000.00      741,221.56  Purchase     Full      SunTrust                 930,000.00     4/13/2006  N        4
 203312590      460,000.00      458,282.17  Purchase     Full      SunTrust                 575,000.00     4/11/2006  N        4
 203315650      556,000.00      556,000.00  Purchase     Alt       SunTrust                 695,000.00     4/12/2006  N        4
 203317110      635,000.00      632,388.89  Purchase     Full      SunTrust               1,000,000.00     4/10/2006  N        4
 203317169      500,000.00      498,132.79  Purchase     Full      SunTrust               1,175,000.00      5/1/2006  N        4
 203319967      475,000.00      473,132.80  Purchase     Full      SunTrust                 800,000.00     4/17/2006  N        4
 203321518      660,000.00      657,535.25  C/O Refi     Full      SunTrust                 975,000.00     4/27/2006  N        4
 203322540      800,000.00      798,000.00  Purchase     Full      SunTrust               1,780,000.00     4/13/2006  N        4
 203322797      465,250.00      463,512.54  Purchase     Lite      SunTrust                 620,000.00     4/14/2006  N        4
 203322938      440,000.00      438,356.84  C/O Refi     Full      SunTrust                 551,000.00      4/5/2006  N        4
 203331624      681,200.00      681,200.00  R/T Refi     Full      SunTrust                 910,000.00     4/13/2006  N        4
 203344569    1,000,000.00    1,000,000.00  Purchase     Full      SunTrust               1,510,000.00     4/19/2006  N        4
 203344841      440,000.00      438,356.84  C/O Refi     Full      SunTrust                 800,000.00     4/12/2006  N        4
 203349527      891,000.00      887,591.79  Purchase     Full      SunTrust               1,190,000.00     4/19/2006  N        4
 203359724      480,000.00      479,453.18  C/O Refi     Full      SunTrust                 660,000.00     4/21/2006  N        4
 203361878      550,000.00      549,590.92  C/O Refi     Full      SunTrust                 790,000.00     4/24/2006  N        4
 203375944      550,000.00      547,946.05  R/T Refi     Full      SunTrust               1,225,000.00     4/11/2006  N        4
 203385752      627,200.00      627,200.00  Purchase     Full      SunTrust                 784,000.00     4/19/2006  N        4
 203428115      450,000.00      448,319.49  C/O Refi     Full      SunTrust                 950,000.00     4/24/2006  N        4
 203438692      417,050.00      415,230.65  R/T Refi     Full      SunTrust                 656,000.00     4/26/2006  N        4
  37226123      439,920.00      438,691.13  Purchase     Full      SunTrust                 549,900.00     5/12/2006  N        4
 203411376      647,500.00      645,691.27  Purchase     Full      SunTrust                 950,000.00      6/1/2006  N        4
 144978632      476,000.00      474,670.32  C/O Refi     SIVA      SunTrust                 650,000.00     5/10/2006  N        4
  33666058      492,000.00      488,196.57  C/O Refi     Full      SunTrust                 620,000.00    12/21/2005  N        4
  36859916      522,400.00      520,905.21  Purchase     Full      SunTrust                 660,000.00     5/19/2006  N        4
 144554698      440,000.00      440,000.00  C/O Refi     Full      SunTrust                 900,000.00      5/5/2006  N        4
 144957784      780,000.00      780,000.00  C/O Refi     Full      SunTrust               1,200,000.00     5/16/2006  N        4
 203396437      482,500.00      481,152.20  R/T Refi     Full      SunTrust                 627,000.00     5/12/2006  N        4
 203367008      549,150.00      547,049.44  Purchase     Full      SunTrust                 687,000.00     4/24/2006  N        4
 203360532      825,000.00      822,695.44  Purchase     Full      SunTrust               1,330,000.00     5/30/2006  N        4
 203502992      525,000.00      525,000.00  Purchase     Full      SunTrust               1,050,000.00     5/19/2006  N        4
 203439864      498,400.00      496,493.30  Purchase     Full      SunTrust                 625,000.00      5/5/2006  N        4
 203466875      600,000.00      598,283.15  Purchase     Full      SunTrust               1,625,000.00     5/17/2006  N        4
 143909380      556,000.00      554,412.23  Purchase     Full      SunTrust                 740,000.00      5/5/2006  N        4
 203392154      650,000.00      650,000.00  C/O Refi     Full      SunTrust               1,150,000.00     5/16/2006  N        4
 203428131      608,800.00      608,800.00  Purchase     Full      SunTrust                 781,000.00      5/2/2006  N        4
 144986692      685,000.00      685,000.00  Purchase     Full      SunTrust                 947,000.00     5/25/2006  N        4
 203512561      535,000.00      533,881.41  C/O Refi     Full      SunTrust                 841,000.00     5/25/2006  N        4
 203209994    1,000,000.00      998,008.04  Purchase     Full      SunTrust               1,650,000.00     4/28/2006  N        4
 144995412      428,000.00      426,775.34  C/O Refi     Full      SunTrust                 535,000.00     5/10/2006  N        4
 144737434    1,000,000.00      994,195.29  Purchase     Full      SunTrust               1,275,000.00     3/21/2006  N        4
 203396304      638,700.00      636,256.88  Purchase     Full      SunTrust                 802,000.00     4/14/2006  N        4
 203388608      550,000.00      548,426.23  R/T Refi     Full      SunTrust                 915,000.00     5/15/2006  N        4
 144128519      523,350.00      521,888.06  Purchase     Full      SunTrust                 660,000.00      5/3/2006  N        4
 144981396      705,000.00      703,030.64  R/T Refi     Full      SunTrust                 980,000.00     5/15/2006  N        4
 203249370      525,000.00      523,039.41  C/O Refi     Full      SunTrust                 850,000.00     4/14/2006  N        4
 203460811      480,400.00      479,058.06  R/T Refi     Full      SunTrust                 735,000.00     5/10/2006  N        4
 203359211      468,000.00      466,660.87  R/T Refi     Full      SunTrust                 765,000.00     5/12/2006  N        4
 144994027      453,500.00      452,233.20  R/T Refi     SIVA      SunTrust                 805,000.00     5/17/2006  N        4
 144088317      477,000.00      475,635.13  Purchase     Alt       SunTrust                 780,000.00     5/18/2006  N        4
3061346460      512,000.00      510,569.80  R/T Refi     SIVA      WAMU                     640,000.00     5/12/2006  N        4
3061479899      850,000.00      846,748.64  Purchase     Full      WAMU                   1,700,000.00     4/26/2006  N        4
3062133883      625,000.00      610,457.92  R/T Refi     Full      WAMU                     900,000.00     4/24/2006  N        4
3062138619      745,000.00      741,313.69  R/T Refi     Full      WAMU                   1,595,000.00      5/1/2006  N        4
3062140482      449,000.00      447,745.75  R/T Refi     Full      WAMU                     615,000.00     5/30/2006  N        4
3062487040      690,000.00      687,423.27  R/T Refi     Full      WAMU                   1,380,000.00     4/27/2006  N        4
3062544097      832,000.00      829,675.90  Purchase     Full      WAMU                   1,040,000.00     5/18/2006  N        4
3062583921      508,000.00      506,546.43  R/T Refi     Full      WAMU                     645,000.00      5/5/2006  N        4
3062587963      485,000.00      483,188.81  R/T Refi     SIVA      WAMU                     780,000.00     4/27/2006  N        4
3062622604      667,000.00      665,136.83  C/O Refi     Full      WAMU                     890,000.00     5/17/2006  N        4
3062679885      898,000.00      894,565.05  C/O Refi     Full      WAMU                   2,000,000.00     4/25/2006  N        4
3062683226      598,000.00      595,766.82  C/O Refi     SIVA      WAMU                     890,000.00     4/28/2006  N        4
3062683416      540,000.00      538,491.56  R/T Refi     Full      WAMU                     675,000.00     5/18/2006  N        4
 642659544      480,000.00      478,513.88  R/T Refi     Full      WAMU                     600,000.00     5/17/2006  N        4
3062094648      508,720.00      507,298.96  Purchase     Full      WAMU                     640,000.00      5/5/2006  N        4
 642558746      450,000.00      448,319.49  R/T Refi     Full      WAMU                     750,000.00      5/1/2006  N        4
 642553655      450,000.00      447,561.53  Purchase     Full      WAMU                     650,000.00     4/24/2006  N        4
 642703490      465,000.00      463,053.13  C/O Refi     Full      WAMU                     637,500.00     5/19/2006  N        4
3061123265      476,800.00      475,435.70  Purchase     Full      WAMU                     600,000.00      5/9/2006  N        4
3061873794      861,793.00      858,573.67  Purchase     SIVA      WAMU                   1,110,000.00      5/4/2006  N        4
  66760257      540,000.00      537,917.02  Purchase     Full      WAMU                     675,000.00      5/8/2006  N        4
3061911487      808,400.00      805,381.12  Purchase     Full      WAMU                   1,011,000.00     4/26/2006  N        4
3062348465      780,000.00      777,087.12  Purchase     No Ratio  WAMU                     975,000.00     4/27/2006  N        4
3062450741      706,800.00      704,777.59  Purchase     Full      WAMU                     890,000.00     5/15/2006  N        4
3061669077      667,000.00      665,136.83  C/O Refi     Full      WAMU                     900,000.00     5/23/2006  N        4
 709225841      738,100.00      733,237.67  R/T Refi     Full      WAMU                     975,000.00      2/6/2006  N        4
 632732988    1,400,000.00    1,345,811.47  Purchase     Full      WAMU                   2,350,000.00     1/18/2005  N        4
 642363758      560,000.00      555,063.65  R/T Refi     SIVA      WAMU                     754,000.00     1/27/2006  N        4
3060293325      688,000.00      684,031.87  R/T Refi     SIVA      WAMU                     860,000.00      2/6/2006  N        4
3060924796    1,000,000.00      993,253.44  Purchase     Full      WAMU                   1,300,000.00     1/20/2006  N        4
3060925009    1,136,000.00    1,129,602.59  R/T Refi     Full      WAMU                   1,640,000.00     2/10/2006  N        4
  62290226    3,000,000.00    2,979,760.29  Purchase     Full      Wells Fargo            5,500,000.00     1/28/2006  N        4
  62757141      499,200.00      496,806.89  Purchase     SIVA      Wells Fargo              630,000.00     3/20/2006  N        4
  62877824      880,000.00      880,000.00  C/O Refi     Full      Wells Fargo            1,100,000.00      4/3/2006  N        4
  63075691      578,000.00      578,000.00  R/T Refi     Full      Wells Fargo              850,000.00     3/27/2006  N        4
  63283014      459,200.00      457,485.16  Purchase     Full      Wells Fargo              587,000.00     4/12/2006  N        4
  63670913      493,000.00      490,692.53  Purchase     Full      Wells Fargo              680,000.00     3/23/2006  N        4
  63770457      980,000.00      976,032.93  C/O Refi     SIVA      Wells Fargo            1,400,000.00     3/30/2006  N        4
  63871552    1,575,000.00    1,575,000.00  Purchase     Full      Wells Fargo            2,100,000.00     3/22/2006  N        4
  63908131      352,000.00      350,352.50  R/T Refi     SIVA      Wells Fargo              675,000.00     3/23/2006  N        4
  63985626      484,000.00      482,192.54  Purchase     SIVA      Wells Fargo              660,000.00     4/10/2006  N        4
  64027386      500,000.00      497,659.77  Purchase     SIVA      Wells Fargo              646,000.00     3/23/2006  N        4
  64072929      772,120.00      769,236.60  Purchase     SISA      Wells Fargo              995,000.00      4/3/2006  N        4
  64217946      512,000.00      510,087.99  Purchase     SISA      Wells Fargo              655,000.00     4/12/2006  N        4
 148955354      215,920.00      214,884.89  Purchase     SIVA      Wells Fargo              272,000.00     3/30/2006  N        4
 149762692      900,000.00      894,931.61  C/O Refi     SIVA      Wells Fargo            1,550,000.00     2/15/2006  N        4
 149877342      840,000.00      839,910.75  Purchase     SIVA      Wells Fargo            1,500,000.00     3/23/2006  N        4
 150298487      435,750.00      433,710.46  C/O Refi     SIVA      Wells Fargo              560,000.00     3/13/2006  N        4
 150330173      650,000.00      646,883.95  R/T Refi     SIVA      Wells Fargo            1,200,000.00     3/22/2006  N        4
 150392421      488,000.00      485,660.58  Purchase     SIVA      Wells Fargo              612,000.00      3/9/2006  N        4
 150412484      445,600.00      439,991.62  C/O Refi     SISA      Wells Fargo              557,000.00     2/15/2006  N        4
 150414886      547,000.00      543,475.39  Purchase     SISA      Wells Fargo              712,000.00      2/9/2006  N        4
 150427011      575,000.00      572,308.69  C/O Refi     SISA      Wells Fargo            1,275,000.00     3/16/2006  N        4
 150434942      475,600.00      473,823.89  Purchase     SISA      Wells Fargo              610,000.00     4/11/2006  N        4
 150463834      487,500.00      485,635.22  Purchase     SISA      Wells Fargo              654,000.00      4/3/2006  N        4
 150492171      520,000.00      517,566.12  Purchase     SISA      Wells Fargo              650,000.00      3/2/2006  N        4
 150512093      508,262.00      505,825.44  C/O Refi     SISA      Wells Fargo              636,000.00      3/6/2006  N        4
 150519379      499,000.00      498,650.00  R/T Refi     SISA      Wells Fargo              625,000.00     3/21/2006  N        4
 150529139      493,750.00      491,382.99  Purchase     SISA      Wells Fargo              662,000.00     3/22/2006  N        4
 150537272      536,000.00      532,188.67  Purchase     SISA      Wells Fargo              681,000.00     2/15/2006  N        4
 150561975      603,500.00      599,186.93  C/O Refi     SISA      Wells Fargo              850,000.00     2/27/2006  N        4
 150583482      505,000.00      502,636.33  Purchase     SIVA      Wells Fargo              665,000.00     3/13/2006  N        4
 150631406      488,800.00      486,512.17  Purchase     SISA      Wells Fargo              611,500.00     3/30/2006  N        4
 150632495      873,750.00      873,748.78  C/O Refi     Full      Wells Fargo            1,165,000.00     2/20/2006  N        4
 150638641      638,040.00      634,446.86  Purchase     SISA      Wells Fargo              797,550.00     2/14/2006  N        4
 150667434      492,800.00      490,766.87  Purchase     SISA      Wells Fargo              616,000.00      3/1/2006  N        4
 150700045      528,000.00      525,528.67  C/O Refi     SIVA      Wells Fargo              660,000.00     3/14/2006  N        4
 150720332      500,000.00      497,244.87  Purchase     SISA      Wells Fargo              635,000.00     3/15/2006  N        4
 150732543      466,000.00      464,259.74  Purchase     SISA      Wells Fargo              599,000.00     3/31/2006  N        4
 150740744      607,000.00      604,105.81  Purchase     SISA      Wells Fargo              815,000.00      3/6/2006  N        4
 150780807      650,000.00      646,883.95  C/O Refi     SIVA      Wells Fargo            2,650,000.00     3/16/2006  N        4
 150789204      536,000.00      533,949.72  Purchase     SISA      Wells Fargo              680,000.00      4/4/2006  N        4
 150796852      544,000.00      541,968.44  Purchase     SISA      Wells Fargo              685,000.00     4/12/2006  N        4
 150806131      500,000.00      496,142.58  Purchase     SISA      Wells Fargo              650,000.00      3/7/2006  N        4
 150810752      734,000.00      731,192.35  C/O Refi     SIVA      Wells Fargo            1,470,000.00      4/6/2006  N        4
 150821783      585,000.00      582,261.92  R/T Refi     SISA      Wells Fargo            1,145,000.00     3/15/2006  N        4
 150832574      465,000.00      462,381.30  Purchase     SISA      Wells Fargo              625,000.00     2/22/2006  N        4
 150845014      520,000.00      517,507.17  Purchase     SISA      Wells Fargo              818,000.00      3/1/2006  N        4
 150849735      622,450.00      619,466.02  Purchase     SIVA      Wells Fargo              835,000.00     3/22/2006  N        4
 150874089      488,000.00      485,660.58  C/O Refi     SISA      Wells Fargo              610,000.00     3/16/2006  N        4
 150874162      485,000.00      482,729.98  Purchase     SISA      Wells Fargo              650,000.00     3/14/2006  N        4
 150877249      610,000.00      607,144.90  C/O Refi     SISA      Wells Fargo            1,100,000.00     2/28/2006  N        4
 150877678      532,000.00      528,931.55  Purchase     SISA      Wells Fargo              665,000.00      3/6/2006  N        4
 150891042      513,500.00      511,096.59  C/O Refi     SIVA      Wells Fargo              755,000.00     3/15/2006  N        4
 150897908      475,500.00      473,274.39  C/O Refi     SIVA      Wells Fargo              750,000.00      3/8/2006  N        4
 150899813      457,900.00      455,704.88  R/T Refi     SIVA      Wells Fargo              600,000.00     3/10/2006  N        4
 150913697      510,000.00      508,095.44  Purchase     SISA      Wells Fargo              665,000.00     4/11/2006  N        4
 150919645      473,200.00      470,985.18  C/O Refi     SISA      Wells Fargo              650,000.00     3/17/2006  N        4
 150927259      460,000.00      457,846.94  Purchase     SISA      Wells Fargo              575,000.00     3/28/2006  N        4
 150953412      515,200.00      512,730.18  R/T Refi     SIVA      Wells Fargo              644,000.00     3/21/2006  N        4
 150956043      536,000.00      533,998.32  Purchase     SISA      Wells Fargo              670,000.00     4/13/2006  N        4
 150958957      999,999.00      995,318.50  Purchase     Full      Wells Fargo            1,515,000.00     3/10/2006  N        4
 150981405      505,000.00      503,066.44  C/O Refi     SISA      Wells Fargo              660,000.00      4/7/2006  N        4
 150989937      498,000.00      495,195.44  R/T Refi     SISA      Wells Fargo              650,000.00      3/2/2006  N        4
 150993996      550,000.00      547,363.35  R/T Refi     Full      Wells Fargo            1,200,000.00     3/22/2006  N        4
 151023454      520,000.00      520,000.00  Purchase     SISA      Wells Fargo              650,000.00      3/6/2006  N        4
 151026606      430,000.00      427,938.60  R/T Refi     SISA      Wells Fargo              660,000.00     3/22/2006  N        4
 151033594      536,000.00      533,430.46  R/T Refi     SISA      Wells Fargo              670,000.00     3/22/2006  N        4
 151042017    1,480,000.00    1,473,072.90  Purchase     Full      Wells Fargo            2,115,000.00      3/2/2006  N        4
 151060126      511,000.00      508,550.30  Purchase     SISA      Wells Fargo              655,000.00     3/10/2006  N        4
 151064524      480,000.00      477,689.09  C/O Refi     SISA      Wells Fargo              605,000.00     3/14/2006  N        4
 151064805    1,960,000.00    1,925,276.55  Purchase     Full      Wells Fargo            2,850,000.00     3/21/2006  N        4
 151066164      468,000.00      465,756.46  Purchase     SISA      Wells Fargo              585,000.00      3/8/2006  N        4
 151072667      500,000.00      499,664.08  Purchase     SISA      Wells Fargo              645,000.00     4/14/2006  N        4
 151102662      476,800.00      476,800.00  Purchase     SISA      Wells Fargo              600,000.00     3/17/2006  N        4
 151104494    1,610,000.00    1,240,758.79  Purchase     Full      Wells Fargo            2,300,000.00     3/16/2006  N        4
 151110087      450,000.00      449,352.68  C/O Refi     SISA      Wells Fargo              830,000.00     3/23/2006  N        4
 151117249      464,000.00      461,296.43  Purchase     SISA      Wells Fargo              580,000.00     3/17/2006  N        4
 151121951      480,000.00      477,731.38  Purchase     SISA      Wells Fargo              600,000.00      3/9/2006  N        4
 151128402      464,900.00      462,724.00  C/O Refi     SIVA      Wells Fargo              760,000.00     3/15/2006  N        4
 151134939      485,325.00      485,325.00  Purchase     SISA      Wells Fargo              606,686.00     3/14/2006  N        4
 151139573      457,000.00      454,809.19  R/T Refi     SISA      Wells Fargo              735,000.00     3/23/2006  N        4
 151149069      464,000.00      461,775.63  C/O Refi     VISA      Wells Fargo              580,000.00     3/17/2006  N        4
 151201605      460,000.00      457,346.86  C/O Refi     Full      Wells Fargo              775,000.00     2/22/2006  N        4
 151206216      532,000.00      529,509.99  C/O Refi     VISA      Wells Fargo              665,000.00     3/24/2006  N        4
 151208543      532,000.00      531,946.38  C/O Refi     SISA      Wells Fargo              725,000.00     3/27/2006  N        4
 151234424    1,360,000.00      851,075.08  Purchase     Full      Wells Fargo            1,700,000.00     3/23/2006  N        4
 151264546      450,000.00      447,842.74  C/O Refi     SIVA      Wells Fargo              752,000.00     3/29/2006  N        4
 151299674      439,200.00      437,094.53  Purchase     SIVA      Wells Fargo              549,000.00      3/7/2006  N        4
 151311164      540,000.00      536,704.37  C/O Refi     SIVA      Wells Fargo            1,300,000.00      4/7/2006  N        4
 151321833      196,000.00      195,060.37  Purchase     SIVA      Wells Fargo              253,000.00     3/31/2006  N        4
 151353679      576,600.00      573,900.92  Purchase     SIVA      Wells Fargo              840,000.00     3/23/2006  N        4
 151388113      490,200.00      490,190.00  Purchase     SISA      Wells Fargo              612,750.00     3/27/2006  N        4
 151425709      452,000.00      449,833.13  Purchase     SISA      Wells Fargo              565,000.00     3/28/2006  N        4
 151426525      532,000.00      531,100.75  Purchase     SISA      Wells Fargo              665,000.00     3/31/2006  N        4
 151427622      565,000.00      561,786.21  C/O Refi     SIVA      Wells Fargo              900,000.00     3/31/2006  N        4
 151430048      492,000.00      489,697.22  Purchase     SISA      Wells Fargo              625,000.00     3/28/2006  N        4
 151434198      607,200.00      600,754.71  Purchase     SIVA      Wells Fargo              759,000.00     3/28/2006  N        4
 151434594      714,000.00      714,000.00  C/O Refi     Full      Wells Fargo              952,000.00      4/5/2006  N        4
 151437183      500,000.00      500,000.00  C/O Refi     SISA      Wells Fargo              665,000.00      4/4/2006  N        4
 151462934      525,000.00      525,000.00  Purchase     Full      Wells Fargo              736,000.00      4/4/2006  N        4
 151491313      560,000.00      557,279.11  Purchase     SIVA      Wells Fargo              715,000.00     3/29/2006  N        4
 151534443      999,999.00      996,173.88  Purchase     SIVA      Wells Fargo            1,805,000.00      4/4/2006  N        4
 151579752      517,500.00      515,019.14  Purchase     SISA      Wells Fargo              647,500.00      4/3/2006  N        4
 151611191    1,446,000.00    1,440,600.03  Purchase     Full      Wells Fargo            1,950,000.00      4/6/2006  N        4
 151626876      480,000.00      478,163.92  Purchase     SISA      Wells Fargo              610,000.00     4/11/2006  N        4
 151647021      560,000.00      557,315.42  Purchase     SIVA      Wells Fargo              780,000.00     3/31/2006  N        4
 151670049      440,000.00      438,316.94  C/O Refi     SISA      Wells Fargo              685,000.00      4/6/2006  N        4
 151689015      588,000.00      585,750.82  Purchase     SIVA      Wells Fargo              740,000.00      4/7/2006  N        4
 151721461      594,400.00      592,103.75  R/T Refi     SIVA      Wells Fargo              715,000.00      4/7/2006  N        4
 151816824      815,000.00      810,717.43  C/O Refi     SIVA      Wells Fargo            1,300,000.00     3/22/2006  N        4
 151817897      480,000.00      478,163.92  Purchase     SIVA      Wells Fargo              600,000.00     4/11/2006  N        4
   1134976      484,000.00      483,101.06  C/O Refi     Full      Bank of America          714,000.00     5/19/2006  N        4
   1067793      507,600.00      506,182.10  Purchase     Full      Bank of America          635,000.00     4/28/2006  N        4
   1130308      523,000.00      521,539.06  R/T Refi     Full      Bank of America          785,000.00      5/1/2006  N        4
   1101215      562,850.00      560,748.09  Purchase     Full      Bank of America          723,000.00     4/17/2006  N        4
   1116793      625,000.00      623,254.13  C/O Refi     Full      Bank of America        1,650,000.00     4/28/2006  N        4
   1116801      828,000.00      825,687.09  R/T Refi     SIVA      Bank of America        1,400,000.00     5/31/2006  N        4

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                               September 28, 2006

To:   U.S. Bank National Association
      4527 Metropolitan Ct., Suite C
      Frederick, MD  21704
      Attention: Tina Radtke

Re:   The Pooling and Servicing Agreement dated September 28, 2006, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as
      Securities Administrator, CitiMortgage, Inc. as Master Servicer, and U.S.
      Bank National Association, as Trustee.

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                           Reason:________________

                                           By:
                                                 (authorized signer of Servicer)

                                           Issuer:
                                           Address:_____________________________

                                       E-1

                                           Date:

Custodian

U.S. Bank National Association
Please acknowledge the execution of the above request by your signature and date below:

_________________________________________  ____________
Signature         Date

Documents returned to Custodian:

_________________________________________  ____________
Custodian         Date

                                       E-2

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                               September 28, 2006

      [_______________] hereby certifies that it has established a [__________]
Account pursuant to Section [________] of the Pooling and Servicing Agreement,
dated September 28, 2006, among Banc of America Funding Corporation, as
Depositor, Wells Fargo Bank, N.A., as Securities Administrator, CitiMortgage,
Inc. as Master Servicer, and U.S. Bank National Association, as Trustee.

                                           [_______________],

                                           By:
                                           Name:
                                           Title:

                                       F-1

                                   EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-5

Re:   Banc of America Funding Corporation, Mortgage Pass-Through Certificates,
      Series 2006-5, Class ___, having an initial aggregate Certificate Balance as of September 28, 2006 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated September 28, 2006, among Banc of America Funding
Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator,
CitiMortgage, Inc., as Master Servicer, and U.S. Bank National Association, as
Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferor hereby certifies, represents and warrants to you, as Securities
Administrator, that:

            1.    The Transferor is the lawful owner of the Transferred
      Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2.    Neither the Transferor nor anyone acting on its behalf has (a)
      offered, transferred, pledged, sold or otherwise disposed of any
      Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any
      Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any
      Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the
      Transferred Certificates under the Securities Act of 1933, as amended (the
      "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or

                                      G-1-1

      any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                           Very truly yours,

                                           (Transferor)

                                           By:
                                           Name:
                                           Title:

                                      G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-5

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-5, Class ___, having an initial aggregate
            Certificate Balance as of September 28, 2006 of $[_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated September 28, 2006, among Banc of America
Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities
Administrator, CitiMortgage, Inc., as Master Servicer, and U.S. Bank National
Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and
Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

            1.    The Transferee is a "qualified institutional buyer" (a
      "Qualified Institutional Buyer") as that term is defined in Rule 144A
      ("Rule 144A") under the Securities Act of 1933, as amended (the "1933
      Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only
      (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified
      Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2.    The Transferee has been furnished with all information
      regarding (a) the Depositor, (b) the Transferred Certificates and
      distributions thereon, (c) the nature, performance and servicing of the
      Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust
      created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

                                     G-2A-1

            3.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the
      Nominee Acknowledgment below.

                                           Very truly yours,

                                           (Transferor)

                                           By:
                                           Name:
                                           Title:

                                     G-2A-2

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                           (Nominee)

                                           By:
                                           Name:
                                           Title:

                                     G-2A-3

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows to [__________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2.    The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

      ___   Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution),
            Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue
            Code of 1986.

      ___   Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the
            District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
            $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred
            Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___   Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least
            $25,000,000 as demonstrated in its latest annual financial statements, a copy of

___________________
(1) Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case,
Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     G-2A-4

            which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___   Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S.
            territory or the District of Columbia.

      ___   State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___   ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
            1974.

      ___   Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___   Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the
Transferee is a dealer, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4.    For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction.
However, such securities were not included if the Transferee is a majority-owned,

                                     G-2A-5

consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____    Will the Transferee be purchasing the Transferred
            Yes   No      Certificates only for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                           Print Name of Transferee

                                           By:
                                           Name:
                                           Title:
                                           Date:

                                     G-2A-6

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

      The undersigned hereby certifies as follows to [_________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A ("Rule 144A") under the Securities Act of 1933, as amended, because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2.    The Transferee is a "qualified institutional buyer" as defined in
Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the
cost of such securities was used, unless the Transferee or any member of the
Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____  The Transferee owned and/or invested on a discretionary basis
            $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
            144A).

      ____  The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the
            Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3.    The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the
Transferee's Family of Investment

                                     G-2A-7

Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____    Will the Transferee be purchasing the Transferred
            Yes   No      Certificates only for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                           Print Name of Transferee or Adviser

                                           By:
                                           Name:
                                           Title:

                                           IF AN ADVISER:

                                           Print Name of Transferee

                                           By:
                                           Date:

                                     G-2A-8

                                  EXHIBIT G-2B

                       FORM 2 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-5

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-5, Class ___, having an initial aggregate
            Certificate Principal Balance as of September 28, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred
Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated September 28, 2006, among Banc of
America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities
Administrator, CitiMortgage, Inc., as Master Servicer, and U.S. Bank National
Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and
Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

      1.    Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2.    Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Securities Administrator is obligated so to register or qualify the
Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities
Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the
Securities Administrator shall

                                     G-2B-1

require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing
Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and
Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Seller, their affiliates or both.

      3.    The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
      AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE
      WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A
      TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT
      AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING
      AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON
      BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN
      INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME
      SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF
      1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW
      ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A
      "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF
      ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE
      MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER
      (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE
      SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
      BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT
      SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF
      FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL
      ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
      TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY
      12, 1995)), THERE IS NO BENEFIT PLAN WITH RESPECT TO WHICH THE AMOUNT OF
      SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD
      BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS
      MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
      SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS
      10% OF THE TOTAL OF

                                     G-2B-2

      ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE
      DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
      ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH
      PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE
      SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
      PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL
      NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
      MEANING OF ERISA, SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW
      AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE
      SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION
      TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH
      PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE
      DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
      LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL
      HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL
      REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR.
      THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
      PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE
      NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4.    Neither the Transferee nor anyone acting on its behalf has (a)
offered, transferred, pledged, sold or otherwise disposed of any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any
Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e)
taken any other action, that (in the case of any of the acts described in clauses (a) through (d) above) would constitute a distribution of the
Transferred Certificates under the 1933 Act, would render the disposition of the
Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred
Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5.    The Transferee has been furnished with all information regarding (a)
the Depositor, (b) the Transferred Certificates and distributions thereon, (c)
nature, performance and servicing of the Mortgage Loans, (d) the Pooling and
Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6.    The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners

                                     G-2B-3

come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
Acknowledgment below.

                                           Very truly yours,

                                           (Transferee)

                                           By:
                                           Name:
                                           Title:
                                           Date:

                                     G-2B-4

                             Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                           (Nominee)

                                           By:
                                           Name:
                                           Title:

                                     G-2B-5

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-5

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-5, Class ___, having an initial aggregate
            Certificate Principal Balance as of September 28, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred
Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated September 28, 2006, among Banc of
America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., CitiMortgage,
Inc., as Master Servicer, and U.S. Bank National Association, as Trustee. All
capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as
Securities Administrator, either that:

      (a)   it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the
Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a
"Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b)   with respect to any ERISA Restricted Certificates (other than the
Class 2-A-R Certificate), it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption
95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section
V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE
95-60 applies.

                                       H-1

      Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                           Very truly yours,

                                           (Transferee)

                                           By:
                                           Name:
                                           Title:
                                           Date:

                                       H-2

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                              RESIDUAL CERTIFICATE

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-5

STATE OF          )
                  )  ss:
COUNTY OF         )

      The undersigned, being first duly sworn, deposes and says as follows:

      1.    The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 2-A-R Certificate (the
"Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated September 28, 2006, among Banc of America Funding Corporation, as
Depositor, Wells Fargo Bank, N.A., as Securities Adminstrator, CitiMortgage,
Inc., as Master Servicer, and U.S. Bank National Association, as Trustee.
Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2.    The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the
Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3.    The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not
Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4.    The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a
Permitted Transferee is the record Holder of an interest in such entity. The
Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false.
(For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a

                                       I-1

partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5.    The Transferee has reviewed the provisions of Section 6.02 of the
Agreement and understands the legal consequences of the acquisition of the
Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6.    The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the
Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted
Transferee.

      7.    The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

      8.    The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the
Residual Certificate.

      9.    The taxpayer identification number of the Transferee's nominee is
___________.

      10.   The Transferee is a (i) U.S. Person as defined in Code Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the
Transferee has delivered to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual
Certificate will not be disregarded for federal income tax purposes..

      11.   The Transferee is aware that the Residual Certificate may be a
"noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      12.   The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other
U.S. Person.

                                       I-2

      13.   If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations
Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

      14.   The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the
Transferee is not acting on behalf of or investing assets of such a plan or arrangement or using assets of such plan or arrangement.

      15.   The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

      16.   The Transferee intends to pay taxes associated with holding the
Residual Certificate as such taxes become due.

                                    *  *  *

                                       I-3

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                           Print Name of Transferee

                                           By:
                                           Name:
                                           Title:

      Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and
acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____

                                                     NOTARY PUBLIC

                                     My Commission expires the ____ day of
                                     ______________, ____

                                       I-4

                                  ATTACHMENT A

                                       to

      AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE
                OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

      The consideration paid to the Transferee to acquire the Residual
      Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections
      1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the
      Code and the compounding period used by the Transferee.

                                       OR

      The transfer of the Residual Certificate complies with U.S. Treasury
      Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

      (i)   the Transferee is an "eligible corporation," as defined in U.S.
            Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

      (ii)  at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

      (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury
            Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and
            (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

      (iv)  the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee)
            that it has determined in good faith; and

      (v)   in the event of any transfer of the Residual Certificate by the
            Transferee, the Transferee will require its transferee to complete a representation in the form of

                                       I-5

            this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                       I-6

                                    EXHIBIT J

                           LIST OF RECORDATION STATES

                              Florida and Maryland

                                       J-1

                                    EXHIBIT K

           FORM OF INITIAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                               September 28, 2006

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

CitiMortgage, Inc.
4000 Regent Blvd., Third Floor
Irving, Texas 75063
Attention: Corporate Trust Services - BAFC 2006-5

      Re:   The Pooling and Servicing Agreement, dated September 28, 2006 (the
            "Pooling and Servicing Agreement"), among the Depositor,
            CitiMortgage, Inc., as Master Servicer, Wells Fargo Bank, N.A., as
            Securities Administrator and U.S. Bank National Association, as
            trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the
Mortgage Loan Schedule.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       K-1

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                           [U.S. BANK NATIONAL ASSOCIATION,
                                           as Trustee]

                                           [______________________,
                                           as Custodian]

                                           By:
                                           Name:
                                           Title:

                                       K-2

                                    EXHIBIT L

            FORM OF FINAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                              [__________ __, ____]

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

CitiMortgage, Inc.
4000 Regent Blvd., Third Floor
Irving, Texas 75063
Attention: Corporate Trust Services - BAFC 2006-5

      Re:   The Pooling and Servicing Agreement, dated September 28, 2006 (the
            "Pooling and Servicing Agreement"), among the Depositor,
            CitiMortgage, Inc., as Master Servicer, Wells Fargo Bank, N.A., as
            Service Administrator and U.S. Bank National Association, as
            trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, as to each
Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       L-1

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                           [U.S. BANK NATIONAL ASSOCIATION,
                                           as Trustee]

                                           [______________________,
                                           as Custodian]

                                           By:
                                           Name:
                                           Title:

                                       L-2

                                    EXHIBIT M

                      Form of Sarbanes-Oxley Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-5

      I, [________], a [_____________] of CitiMortgage, Inc. (the "Master
Servicer"), certify that:

1.    I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on
      Form 10-K of the Banc of America Funding 2006-5 Trust (the "Exchange Act
      Periodic Reports");

2.    Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.    I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under
      Item 1123 of Regulation AB, and except as disclosed in the Exchange Act
      Periodic Reports, the servicers have fulfilled their obligations under the pooling and servicing agreement, dated September 28, 2006, among Banc of
      America Funding Corporation, as depositor, CitiMortgage, Inc., as master servicer, Wells Fargo Bank, N.A. as securities administrator, and U.S.
      Bank National Association, as trustee; and

5.    All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item
      1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d- 18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Bank of America, National
Association, GMAC Mortgage Corporation, J.P.Morgan Chase Bank, N.A., National
City Mortgage Co., Residential Funding Corporation, SunTrust Mortgage, Inc.,
U.S. Bank National Association, Washington Mutual Bank and Wells Fargo Bank,
N.A..
[_________], 20[__]

                                       M-1

                                           By: _________________________________
                                               Name:
                                               Title:

                                       M-2

                                    EXHIBIT N

                          FORM OF BACK-UP CERTIFICATION

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-5

      I, ________________________________, the _______________________ of Wells
Fargo Bank, N.A. (the "Securities Administrator"), certify to CitiMortgage, Inc.
(the "Master Servicer") and its officers, with the knowledge and intent that they will rely upon this certification, that:

1.    I have reviewed the annual report on Form 10-K for the calendar year [___]
      and the Monthly Form 10-D's containing the Distribution Date Statements filed in respect of periods included in the year covered by such annual report;

2.    Based on my knowledge, the distribution information in the Distribution
      Date Statements contained in the Monthly Form 10-D's included in the year covered by the annual report on Form 10-K for the calendar year [___], taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;
      and

3.    Based on my knowledge, the distribution, servicing or other information required to be provided to the Securities Administrator by the Master
      Servicer under the Pooling and Servicing Agreement, dated September 28,
      2006, among Banc of America Funding Corporation, as depositor,
      CitiMortgage, Inc., as master servicer, Wells Fargo Bank, N.A., as securities administrator, and U.S. Bank National Association, as trustee, for inclusion in these reports is included in these reports.

[_________], 200[_]

                                           WELLS FARGO BANK, N.A.

                                           By: _________________________________
                                               Name:
                                               Title:

                                       N-1

                                    EXHIBIT O

                            PLANNED BALANCE SCHEDULES

                                              GROUP 1 PAC
                 DISTRIBUTION DATE           CERTIFICATES
              ----------------------------------------------
                September 25, 2006         $ 66,929,000.00
                October 25, 2006           $ 66,929,000.00
                November 25, 2006          $ 66,929,000.00
                December 25, 2006          $ 66,929,000.00
                January 25, 2007           $ 66,929,000.00
                February 25, 2007          $ 66,929,000.00
                March 25, 2007             $ 66,929,000.00
                April 25, 2007             $ 65,888,546.04
                May 25, 2007               $ 64,855,446.65
                June 25, 2007              $ 63,829,650.96
                July 25, 2007              $ 62,811,108.48
                August 25, 2007            $ 61,799,769.05
                September 25, 2007         $ 60,795,582.86
                October 25, 2007           $ 59,798,500.44
                November 25, 2007          $ 58,808,472.68
                December 25, 2007          $ 57,825,450.80
                January 25, 2008           $ 56,849,386.37
                February 25, 2008          $ 55,880,231.29
                March 25, 2008             $ 54,917,937.79
                April 25, 2008             $ 53,962,458.44
                May 25, 2008               $ 53,013,746.14
                June 25, 2008              $ 52,071,754.11
                July 25, 2008              $ 51,136,435.90
                August 25, 2008            $ 50,207,745.39
                September 25, 2008         $ 49,285,636.77
                October 25, 2008           $ 48,370,064.56
                November 25, 2008          $ 47,460,983.58
                December 25, 2008          $ 46,558,348.98
                January 25, 2009           $ 45,662,116.22
                February 25, 2009          $ 44,772,241.07
                March 25, 2009             $ 43,888,679.59
                April 25, 2009             $ 43,011,388.17
                May 25, 2009               $ 42,140,323.49
                June 25, 2009              $ 41,275,442.54
                July 25, 2009              $ 40,416,702.61
                August 25, 2009            $ 39,564,061.27
                September 25, 2009         $ 38,717,476.41
                October 25, 2009           $ 37,876,906.19
                November 25, 2009          $ 37,042,309.08
                December 25, 2009          $ 36,213,643.84
                January 25, 2010           $ 35,390,869.50
                February 25, 2010          $ 34,573,945.38
                March 25, 2010             $ 33,762,831.10
                April 25, 2010             $ 32,957,486.54
                May 25, 2010               $ 32,157,871.87
                June 25, 2010              $ 31,363,947.54
                July 25, 2010              $ 30,575,674.28

                                       O-1

                                              GROUP 1 PAC
                 DISTRIBUTION DATE           CERTIFICATES
              ----------------------------------------------
                August 25, 2010            $ 29,793,013.07
                September 25, 2010         $ 29,015,925.19
                October 25, 2010           $ 28,244,372.18
                November 25, 2010          $ 27,478,315.83
                December 25, 2010          $ 26,717,718.23
                January 25, 2011           $ 25,962,541.70
                February 25, 2011          $ 25,212,748.86
                March 25, 2011             $ 24,468,302.55
                April 25, 2011             $ 23,729,165.90
                May 25, 2011               $ 22,995,302.28
                June 25, 2011              $ 22,266,675.34
                July 25, 2011              $ 21,543,248.94
                August 25, 2011            $ 20,824,987.23
                September 25, 2011         $ 20,111,854.60
                October 25, 2011           $ 19,449,089.93
                November 25, 2011          $ 18,791,285.61
                December 25, 2011          $ 18,138,406.90
                January 25, 2012           $ 17,490,419.32
                February 25, 2012          $ 16,847,288.62
                March 25, 2012             $ 16,208,980.80
                April 25, 2012             $ 15,578,169.39
                May 25, 2012               $ 14,962,531.31
                June 25, 2012              $ 14,361,737.93
                July 25, 2012              $ 13,775,467.53
                August 25, 2012            $ 13,203,405.13
                September 25, 2012         $ 12,645,242.39
                October 25, 2012           $ 12,139,937.01
                November 25, 2012          $ 11,647,343.26
                December 25, 2012          $ 11,167,178.29
                January 25, 2013           $ 10,699,165.22
                February 25, 2013          $ 10,243,033.12
                March 25, 2013             $  9,798,516.79
                April 25, 2013             $  9,365,356.71
                May 25, 2013               $  8,943,298.87
                June 25, 2013              $  8,532,094.70
                July 25, 2013              $  8,131,500.93
                August 25, 2013            $  7,741,279.48
                September 25, 2013         $  7,361,197.34
                October 25, 2013           $  7,061,906.37
                November 25, 2013          $  6,770,783.61
                December 25, 2013          $  6,487,634.79
                January 25, 2014           $  6,212,269.94
                February 25, 2014          $  5,944,503.38
                March 25, 2014             $  5,684,153.53
                April 25, 2014             $  5,431,042.91
                May 25, 2014               $  5,184,997.96
                June 25, 2014              $  4,945,849.06
                July 25, 2014              $  4,713,430.36
                August 25, 2014            $  4,487,579.72
                September 25, 2014         $  4,268,138.65
                October 25, 2014           $  4,115,715.52
                November 25, 2014          $  3,967,572.42
                December 25, 2014          $  3,823,601.82
                January 25, 2015           $  3,683,698.71

                                       O-2

                                              GROUP 1 PAC
                 DISTRIBUTION DATE           CERTIFICATES
              ----------------------------------------------
                February 25, 2015          $  3,547,760.56
                March 25, 2015             $  3,415,687.27
                April 25, 2015             $  3,287,381.11
                May 25, 2015               $  3,162,746.65
                June 25, 2015              $  3,041,690.75
                July 25, 2015              $  2,924,122.45
                August 25, 2015            $  2,809,952.96
                September 25, 2015         $  2,699,095.61
                October 25, 2015           $  2,640,908.24
                November 25, 2015          $  2,583,956.29
                December 25, 2015          $  2,528,213.81
                January 25, 2016           $  2,473,655.36
                February 25, 2016          $  2,420,256.06
                March 25, 2016             $  2,367,991.54
                April 25, 2016             $  2,316,802.54
                May 25, 2016               $  2,266,618.96
                June 25, 2016              $  2,216,764.96
                July 25, 2016              $  2,166,923.92
                August 25, 2016            $  2,118,170.58
                September 25, 2016         $  2,070,481.65
                October 25, 2016           $  2,023,834.32
                November 25, 2016          $  1,978,206.29
                December 25, 2016          $  1,933,575.71
                January 25, 2017           $  1,889,921.20
                February 25, 2017          $  1,847,221.83
                March 25, 2017             $  1,805,457.11
                April 25, 2017             $  1,764,606.99
                May 25, 2017               $  1,724,651.85
                June 25, 2017              $  1,685,572.47
                July 25, 2017              $  1,647,350.04
                August 25, 2017            $  1,609,966.16
                September 25, 2017         $  1,573,402.81
                October 25, 2017           $  1,537,642.35
                November 25, 2017          $  1,502,667.52
                December 25, 2017          $  1,468,461.43
                January 25, 2018           $  1,435,007.54
                February 25, 2018          $  1,402,289.66
                March 25, 2018             $  1,370,291.94
                April 25, 2018             $  1,338,998.89
                May 25, 2018               $  1,308,395.32
                June 25, 2018              $  1,278,466.37
                July 25, 2018              $  1,249,197.51
                August 25, 2018            $  1,220,574.50
                September 25, 2018         $  1,192,583.42
                October 25, 2018           $  1,165,210.63
                November 25, 2018          $  1,138,442.78
                December 25, 2018          $  1,112,266.81
                January 25, 2019           $  1,086,669.95
                February 25, 2019          $  1,061,639.68
                March 25, 2019             $  1,037,163.76
                April 25, 2019             $  1,013,230.19
                May 25, 2019               $    989,827.26
                June 25, 2019              $    966,943.49
                July 25, 2019              $    944,567.63

                                       O-3

                                              GROUP 1 PAC
                 DISTRIBUTION DATE           CERTIFICATES
              ----------------------------------------------
                August 25, 2019            $    922,688.69
                September 25, 2019         $    901,295.91
                October 25, 2019           $    880,378.76
                November 25, 2019          $    859,926.92
                December 25, 2019          $    839,930.32
                January 25, 2020           $    820,379.07
                February 25, 2020          $    801,263.52
                March 25, 2020             $    782,574.20
                April 25, 2020             $    764,301.86
                May 25, 2020               $    746,437.45
                June 25, 2020              $    728,972.10
                July 25, 2020              $    711,897.14
                August 25, 2020            $    695,204.07
                September 25, 2020         $    678,884.58
                October 25, 2020           $    662,930.56
                November 25, 2020          $    647,334.03
                December 25, 2020          $    632,087.22
                January 25, 2021           $    617,182.50
                February 25, 2021          $    602,612.41
                March 25, 2021             $    588,369.66
                April 25, 2021             $    574,447.11
                May 25, 2021               $    560,837.76
                June 25, 2021              $    547,522.64
                July 25, 2021              $    534,507.62
                August 25, 2021            $    521,786.16
                September 25, 2021         $    509,351.82
                October 25, 2021           $    497,198.33
                November 25, 2021          $    485,319.54
                December 25, 2021          $    473,709.43
                January 25, 2022           $    462,362.12
                February 25, 2022          $    451,271.84
                March 25, 2022             $    440,432.96
                April 25, 2022             $    429,839.96
                May 25, 2022               $    419,487.45
                June 25, 2022              $    409,370.15
                July 25, 2022              $    399,482.88
                August 25, 2022            $    389,820.60
                September 25, 2022         $    380,378.34
                October 25, 2022           $    371,151.28
                November 25, 2022          $    362,134.68
                December 25, 2022          $    353,323.89
                January 25, 2023           $    344,714.39
                February 25, 2023          $    336,301.74
                March 25, 2023             $    328,081.59
                April 25, 2023             $    320,049.71
                May 25, 2023               $    312,201.92
                June 25, 2023              $    304,534.17
                July 25, 2023              $    297,042.47
                August 25, 2023            $    289,722.93
                September 25, 2023         $    282,571.75
                October 25, 2023           $    275,585.20
                November 25, 2023          $    268,759.63
                December 25, 2023          $    262,091.46
                January 25, 2024           $    255,577.23

                                       O-4

                                              GROUP 1 PAC
                 DISTRIBUTION DATE           CERTIFICATES
              ----------------------------------------------
                February 25, 2024          $    249,213.50
                March 25, 2024             $    242,996.93
                April 25, 2024             $    236,924.27
                May 25, 2024               $    230,992.31
                June 25, 2024              $    225,197.92
                July 25, 2024              $    219,538.04
                August 25, 2024            $    214,009.68
                September 25, 2024         $    208,609.91
                October 25, 2024           $    203,335.86
                November 25, 2024          $    198,184.73
                December 25, 2024          $    193,153.78
                January 25, 2025           $    188,240.32
                February 25, 2025          $    183,441.73
                March 25, 2025             $    178,755.44
                April 25, 2025             $    174,178.94
                May 25, 2025               $    169,709.77
                June 25, 2025              $    165,345.54
                July 25, 2025              $    161,083.87
                August 25, 2025            $    156,922.49
                September 25, 2025         $    152,859.13
                October 25, 2025           $    148,891.59
                November 25, 2025          $    145,017.73
                December 25, 2025          $    141,235.44
                January 25, 2026           $    137,542.65
                February 25, 2026          $    133,937.36
                March 25, 2026             $    130,417.58
                April 25, 2026             $    126,985.40
                May 25, 2026               $    123,634.79
                June 25, 2026              $    120,363.91
                July 25, 2026              $    117,175.95
                August 25, 2026            $    114,063.98
                September 25, 2026         $    111,026.28
                October 25, 2026           $    108,061.17
                November 25, 2026          $    105,167.01
                December 25, 2026          $    102,342.18
                January 25, 2027           $     99,585.12
                February 25, 2027          $     96,894.29
                March 25, 2027             $     94,268.18
                April 25, 2027             $     91,705.33
                May 25, 2027               $     89,204.30
                June 25, 2027              $     86,763.67
                July 25, 2027              $     84,382.07
                August 25, 2027            $     82,058.16
                September 25, 2027         $     79,790.62
                October 25, 2027           $     77,578.17
                November 25, 2027          $     75,419.54
                December 25, 2027          $     73,313.50
                January 25, 2028           $     71,258.86
                February 25, 2028          $     69,254.42
                March 25, 2028             $     67,299.05
                April 25, 2028             $     65,391.62
                May 25, 2028               $     63,531.02
                June 25, 2028              $     61,716.18
                July 25, 2028              $     59,946.04

                                       O-5

                                              GROUP 1 PAC
                 DISTRIBUTION DATE           CERTIFICATES
              ----------------------------------------------
                August 25, 2028            $     58,219.58
                September 25, 2028         $     56,535.79
                October 25, 2028           $     54,893.68
                November 25, 2028          $     53,292.30
                December 25, 2028          $     51,730.70
                January 25, 2029           $     50,207.96
                February 25, 2029          $     48,723.18
                March 25, 2029             $     47,275.48
                April 25, 2029             $     45,864.01
                May 25, 2029               $     44,487.92
                June 25, 2029              $     43,146.38
                July 25, 2029              $     41,838.60
                August 25, 2029            $     40,563.78
                September 25, 2029         $     39,321.17
                October 25, 2029           $     38,110.00
                November 25, 2029          $     36,929.55
                December 25, 2029          $     35,779.09
                January 25, 2030           $     34,657.92
                February 25, 2030          $     33,565.36
                March 25, 2030             $     32,500.74
                April 25, 2030             $     31,463.39
                May 25, 2030               $     30,452.69
                June 25, 2030              $     29,467.99
                July 25, 2030              $     28,508.69
                August 25, 2030            $     27,574.19
                September 25, 2030         $     26,663.90
                October 25, 2030           $     25,777.26
                November 25, 2030          $     24,913.69
                December 25, 2030          $     24,072.66
                January 25, 2031           $     23,253.63
                February 25, 2031          $     22,456.07
                March 25, 2031             $     21,680.84
                April 25, 2031             $     20,926.03
                May 25, 2031               $     20,191.15
                June 25, 2031              $     19,475.72
                July 25, 2031              $     18,779.29
                August 25, 2031            $     18,101.39
                September 25, 2031         $     17,441.58
                October 25, 2031           $     16,799.43
                November 25, 2031          $     16,174.52
                December 25, 2031          $     15,566.42
                January 25, 2032           $     14,974.74
                February 25, 2032          $     14,399.08
                March 25, 2032             $     13,839.05
                April 25, 2032             $     13,294.27
                May 25, 2032               $     12,764.37
                June 25, 2032              $     12,249.00
                July 25, 2032              $     11,747.80
                August 25, 2032            $     11,260.42
                September 25, 2032         $     10,786.53
                October 25, 2032           $     10,325.80
                November 25, 2032          $      9,877.91
                December 25, 2032          $      9,442.54
                January 25, 2033           $      9,019.38

                                       O-6

                                              GROUP 1 PAC
                 DISTRIBUTION DATE           CERTIFICATES
              ----------------------------------------------
                February 25, 2033          $      8,608.14
                March 25, 2033             $      8,208.53
                April 25, 2033             $      7,820.25
                May 25, 2033               $      7,443.02
                June 25, 2033              $      7,076.58
                July 25, 2033              $      6,720.66
                August 25, 2033            $      6,374.99
                September 25, 2033         $      6,039.33
                October 25, 2033           $      5,713.41
                November 25, 2033          $      5,397.01
                December 25, 2033          $      5,089.87
                January 25, 2034           $      4,791.78
                February 25, 2034          $      4,502.49
                March 25, 2034             $      4,221.80
                April 25, 2034             $      3,949.49
                May 25, 2034               $      3,685.33
                June 25, 2034              $      3,429.14
                July 25, 2034              $      3,180.70
                August 25, 2034            $      2,939.82
                September 25, 2034         $      2,706.31
                October 25, 2034           $      2,479.98
                November 25, 2034          $      2,260.64
                December 25, 2034          $      2,048.12
                January 25, 2035           $      1,842.25
                February 25, 2035          $      1,642.84
                March 25, 2035             $      1,449.75
                April 25, 2035             $      1,262.79
                May 25, 2035               $      1,081.82
                June 25, 2035              $        906.68
                July 25, 2035              $        737.22
                August 25, 2035            $        573.29
                September 25, 2035         $        414.74
                October 25, 2035           $        261.44
                November 25, 2035          $        114.22

                                       O-7

                 DISTRIBUTION DATE         AGGREGATE GROUP
              ----------------------------------------------
                September 25, 2006         $ 60,042,000.00
                October 25, 2006           $ 59,853,737.75
                November 25, 2006          $ 59,645,581.92
                December 25, 2006          $ 59,417,715.34
                January 25, 2007           $ 59,170,233.54
                February 25, 2007          $ 58,903,244.77
                March 25, 2007             $ 58,616,869.89
                April 25, 2007             $ 58,311,242.30
                May 25, 2007               $ 57,986,507.89
                June 25, 2007              $ 57,642,824.90
                July 25, 2007              $ 57,280,363.82
                August 25, 2007            $ 56,899,307.25
                September 25, 2007         $ 56,499,849.79
                October 25, 2007           $ 56,082,197.87
                November 25, 2007          $ 55,646,569.57
                December 25, 2007          $ 55,193,194.45
                January 25, 2008           $ 54,722,313.37
                February 25, 2008          $ 54,234,178.26
                March 25, 2008             $ 53,729,051.92
                April 25, 2008             $ 53,207,207.80
                May 25, 2008               $ 52,668,929.72
                June 25, 2008              $ 52,114,511.68
                July 25, 2008              $ 51,544,257.54
                August 25, 2008            $ 50,958,607.20
                September 25, 2008         $ 50,357,994.67
                October 25, 2008           $ 49,742,746.51
                November 25, 2008          $ 49,131,613.16
                December 25, 2008          $ 48,524,568.07
                January 25, 2009           $ 47,921,584.86
                February 25, 2009          $ 47,322,637.29
                March 25, 2009             $ 46,727,699.33
                April 25, 2009             $ 46,136,745.10
                May 25, 2009               $ 45,549,748.89
                June 25, 2009              $ 44,966,685.16
                July 25, 2009              $ 44,387,528.54
                August 25, 2009            $ 43,812,253.81
                September 25, 2009         $ 43,240,835.95
                October 25, 2009           $ 42,673,250.06
                November 25, 2009          $ 42,109,471.43
                December 25, 2009          $ 41,549,475.50
                January 25, 2010           $ 40,993,237.88
                February 25, 2010          $ 40,440,734.33
                March 25, 2010             $ 39,891,940.76
                April 25, 2010             $ 39,346,833.27
                May 25, 2010               $ 38,805,388.08
                June 25, 2010              $ 38,267,581.59
                July 25, 2010              $ 37,733,390.34
                August 25, 2010            $ 37,202,791.02
                September 25, 2010         $ 36,675,760.48
                October 25, 2010           $ 36,152,275.74
                November 25, 2010          $ 35,632,313.93
                December 25, 2010          $ 35,115,852.36
                January 25, 2011           $ 34,602,868.47
                February 25, 2011          $ 34,093,339.87

                                       O-8

                 DISTRIBUTION DATE         AGGREGATE GROUP
              ----------------------------------------------
                March 25, 2011             $ 33,587,244.29
                April 25, 2011             $ 33,084,559.63
                May 25, 2011               $ 32,585,263.91
                June 25, 2011              $ 32,089,335.31
                July 25, 2011              $ 31,596,752.15
                August 25, 2011            $ 31,107,492.89
                September 25, 2011         $ 30,621,536.14
                October 25, 2011           $ 30,145,564.73
                November 25, 2011          $ 29,672,825.25
                December 25, 2011          $ 29,203,296.67
                January 25, 2012           $ 28,736,958.10
                February 25, 2012          $ 28,273,788.78
                March 25, 2012             $ 27,813,768.08
                April 25, 2012             $ 27,356,875.52
                May 25, 2012               $ 26,903,090.73
                June 25, 2012              $ 26,452,393.50
                July 25, 2012              $ 26,004,763.73
                August 25, 2012            $ 25,560,181.45
                September 25, 2012         $ 25,118,626.84
                October 25, 2012           $ 24,682,232.81
                November 25, 2012          $ 24,248,812.15
                December 25, 2012          $ 23,818,345.45
                January 25, 2013           $ 23,390,813.41
                February 25, 2013          $ 22,966,196.86
                March 25, 2013             $ 22,544,476.76
                April 25, 2013             $ 22,125,634.19
                May 25, 2013               $ 21,709,650.35
                June 25, 2013              $ 21,296,506.56
                July 25, 2013              $ 20,886,184.28
                August 25, 2013            $ 20,478,665.07
                September 25, 2013         $ 20,073,930.62
                October 25, 2013           $ 19,676,072.99
                November 25, 2013          $ 19,281,268.20
                December 25, 2013          $ 18,894,131.02
                January 25, 2014           $ 18,514,516.69
                February 25, 2014          $ 18,142,283.15
                March 25, 2014             $ 17,777,290.98
                April 25, 2014             $ 17,419,403.33
                May 25, 2014               $ 17,068,485.91
                June 25, 2014              $ 16,724,406.90
                July 25, 2014              $ 16,387,036.95
                August 25, 2014            $ 16,056,249.08
                September 25, 2014         $ 15,731,918.69
                October 25, 2014           $ 15,422,843.97
                November 25, 2014          $ 15,119,735.48
                December 25, 2014          $ 14,822,480.41
                January 25, 2015           $ 14,530,968.06
                February 25, 2015          $ 14,245,089.79
                March 25, 2015             $ 13,964,739.00
                April 25, 2015             $ 13,689,811.05
                May 25, 2015               $ 13,420,203.27
                June 25, 2015              $ 13,155,814.90
                July 25, 2015              $ 12,896,547.06
                August 25, 2015            $ 12,642,302.72
                September 25, 2015         $ 12,392,986.65

                                       O-9

                 DISTRIBUTION DATE         AGGREGATE GROUP
              ----------------------------------------------
                October 25, 2015           $ 12,155,874.44
                November 25, 2015          $ 11,923,245.22
                December 25, 2015          $ 11,695,015.70
                January 25, 2016           $ 11,471,104.10
                February 25, 2016          $ 11,251,430.13
                March 25, 2016             $ 11,035,915.02
                April 25, 2016             $ 10,824,481.40
                May 25, 2016               $ 10,612,435.05
                June 25, 2016              $ 10,404,461.25
                July 25, 2016              $ 10,200,483.57
                August 25, 2016            $ 10,000,426.97
                September 25, 2016         $  9,804,217.80
                October 25, 2016           $  9,611,783.79
                November 25, 2016          $  9,423,054.00
                December 25, 2016          $  9,237,958.79
                January 25, 2017           $  9,056,429.83
                February 25, 2017          $  8,878,400.03
                March 25, 2017             $  8,703,803.57
                April 25, 2017             $  8,532,575.84
                May 25, 2017               $  8,364,653.41
                June 25, 2017              $  8,199,974.05
                July 25, 2017              $  8,038,476.66
                August 25, 2017            $  7,880,101.30
                September 25, 2017         $  7,724,789.12
                October 25, 2017           $  7,572,482.36
                November 25, 2017          $  7,423,124.35
                December 25, 2017          $  7,276,659.45
                January 25, 2018           $  7,133,033.07
                February 25, 2018          $  6,992,191.63
                March 25, 2018             $  6,854,082.53
                April 25, 2018             $  6,718,654.16
                May 25, 2018               $  6,585,855.88
                June 25, 2018              $  6,455,637.95
                July 25, 2018              $  6,327,951.61
                August 25, 2018            $  6,202,748.95
                September 25, 2018         $  6,079,983.00
                October 25, 2018           $  5,959,607.62
                November 25, 2018          $  5,841,577.57
                December 25, 2018          $  5,725,848.41
                January 25, 2019           $  5,612,376.55
                February 25, 2019          $  5,501,119.22
                March 25, 2019             $  5,392,034.43
                April 25, 2019             $  5,285,080.97
                May 25, 2019               $  5,180,218.41
                June 25, 2019              $  5,077,407.05
                July 25, 2019              $  4,976,607.97
                August 25, 2019            $  4,877,782.93
                September 25, 2019         $  4,780,894.43
                October 25, 2019           $  4,685,905.67
                November 25, 2019          $  4,592,780.51
                December 25, 2019          $  4,501,483.52
                January 25, 2020           $  4,411,979.91
                February 25, 2020          $  4,324,235.54
                March 25, 2020             $  4,238,216.92
                April 25, 2020             $  4,153,891.15

                                      O-10

                 DISTRIBUTION DATE         AGGREGATE GROUP
              ----------------------------------------------
                May 25, 2020               $  4,071,226.00
                June 25, 2020              $  3,990,189.79
                July 25, 2020              $  3,910,751.46
                August 25, 2020            $  3,832,880.52
                September 25, 2020         $  3,756,547.06
                October 25, 2020           $  3,681,721.73
                November 25, 2020          $  3,608,375.70
                December 25, 2020          $  3,536,480.72
                January 25, 2021           $  3,466,009.04
                February 25, 2021          $  3,396,933.45
                March 25, 2021             $  3,329,227.22
                April 25, 2021             $  3,262,864.16
                May 25, 2021               $  3,197,648.11
                June 25, 2021              $  3,133,729.49
                July 25, 2021              $  3,071,083.41
                August 25, 2021            $  3,009,685.45
                September 25, 2021         $  2,949,511.65
                October 25, 2021           $  2,890,538.50
                November 25, 2021          $  2,832,742.92
                December 25, 2021          $  2,776,102.27
                January 25, 2022           $  2,720,594.35
                February 25, 2022          $  2,666,197.36
                March 25, 2022             $  2,612,889.92
                April 25, 2022             $  2,560,651.04
                May 25, 2022               $  2,509,460.12
                June 25, 2022              $  2,459,296.98
                July 25, 2022              $  2,410,141.78
                August 25, 2022            $  2,361,975.09
                September 25, 2022         $  2,314,777.81
                October 25, 2022           $  2,268,531.22
                November 25, 2022          $  2,223,216.96
                December 25, 2022          $  2,178,816.99
                January 25, 2023           $  2,135,313.64
                February 25, 2023          $  2,092,689.55
                March 25, 2023             $  2,050,927.70
                April 25, 2023             $  2,010,011.39
                May 25, 2023               $  1,969,924.22
                June 25, 2023              $  1,930,650.13
                July 25, 2023              $  1,892,173.33
                August 25, 2023            $  1,854,478.35
                September 25, 2023         $  1,817,550.01
                October 25, 2023           $  1,781,373.40
                November 25, 2023          $  1,745,933.92
                December 25, 2023          $  1,711,217.22
                January 25, 2024           $  1,677,209.24
                February 25, 2024          $  1,643,896.17
                March 25, 2024             $  1,611,264.47
                April 25, 2024             $  1,579,300.87
                May 25, 2024               $  1,547,992.33
                June 25, 2024              $  1,517,326.06
                July 25, 2024              $  1,487,289.52
                August 25, 2024            $  1,457,870.41
                September 25, 2024         $  1,429,056.66
                October 25, 2024           $  1,400,836.41
                November 25, 2024          $  1,373,198.07

                                      O-11

                 DISTRIBUTION DATE         AGGREGATE GROUP
              ----------------------------------------------
                December 25, 2024          $  1,346,130.23
                January 25, 2025           $  1,319,621.70
                February 25, 2025          $  1,293,661.53
                March 25, 2025             $  1,268,238.95
                April 25, 2025             $  1,243,343.41
                May 25, 2025               $  1,218,964.56
                June 25, 2025              $  1,195,092.24
                July 25, 2025              $  1,171,716.48
                August 25, 2025            $  1,148,827.52
                September 25, 2025         $  1,126,415.76
                October 25, 2025           $  1,104,471.81
                November 25, 2025          $  1,082,986.43
                December 25, 2025          $  1,061,950.58
                January 25, 2026           $  1,041,355.38
                February 25, 2026          $  1,021,192.13
                March 25, 2026             $  1,001,452.29
                April 25, 2026             $    982,127.47
                May 25, 2026               $    963,209.47
                June 25, 2026              $    944,690.21
                July 25, 2026              $    926,561.81
                August 25, 2026            $    908,816.49
                September 25, 2026         $    891,446.67
                October 25, 2026           $    874,444.87
                November 25, 2026          $    857,803.78
                December 25, 2026          $    841,516.22
                January 25, 2027           $    825,575.15
                February 25, 2027          $    809,973.68
                March 25, 2027             $    794,705.03
                April 25, 2027             $    779,762.55
                May 25, 2027               $    765,139.73
                June 25, 2027              $    750,830.19
                July 25, 2027              $    736,827.66
                August 25, 2027            $    723,126.00
                September 25, 2027         $    709,719.17
                October 25, 2027           $    696,601.27
                November 25, 2027          $    683,766.50
                December 25, 2027          $    671,209.17
                January 25, 2028           $    658,923.71
                February 25, 2028          $    646,904.66
                March 25, 2028             $    635,146.65
                April 25, 2028             $    623,644.41
                May 25, 2028               $    612,392.80
                June 25, 2028              $    601,386.76
                July 25, 2028              $    590,621.32
                August 25, 2028            $    580,091.63
                September 25, 2028         $    569,792.91
                October 25, 2028           $    559,720.49
                November 25, 2028          $    549,869.78
                December 25, 2028          $    540,236.29
                January 25, 2029           $    530,815.60
                February 25, 2029          $    521,603.38
                March 25, 2029             $    512,595.41
                April 25, 2029             $    503,787.52
                May 25, 2029               $    495,175.63
                June 25, 2029              $    486,755.74

                                      O-12

                 DISTRIBUTION DATE         AGGREGATE GROUP
              ----------------------------------------------
                July 25, 2029              $    478,523.94
                August 25, 2029            $    470,476.38
                September 25, 2029         $    462,609.29
                October 25, 2029           $    454,918.98
                November 25, 2029          $    447,401.83
                December 25, 2029          $    440,054.28
                January 25, 2030           $    432,872.84
                February 25, 2030          $    425,854.11
                March 25, 2030             $    418,994.73
                April 25, 2030             $    412,291.42
                May 25, 2030               $    405,740.97
                June 25, 2030              $    399,340.21
                July 25, 2030              $    393,086.06
                August 25, 2030            $    386,975.48
                September 25, 2030         $    381,005.49
                October 25, 2030           $    375,173.19
                November 25, 2030          $    369,475.71
                December 25, 2030          $    363,910.26
                January 25, 2031           $    358,474.08
                February 25, 2031          $    353,164.48
                March 25, 2031             $    347,998.13
                April 25, 2031             $    342,952.54
                May 25, 2031               $    338,025.19
                June 25, 2031              $    333,213.61
                July 25, 2031              $    328,515.38
                August 25, 2031            $    323,928.12
                September 25, 2031         $    319,449.50
                October 25, 2031           $    315,077.24
                November 25, 2031          $    310,809.09
                December 25, 2031          $    306,642.88
                January 25, 2032           $    302,576.43
                February 25, 2032          $    298,607.66
                March 25, 2032             $    294,734.48
                April 25, 2032             $    290,954.89
                May 25, 2032               $    287,266.88
                June 25, 2032              $    283,668.53
                July 25, 2032              $    280,157.91
                August 25, 2032            $    276,733.17
                September 25, 2032         $    273,392.47
                October 25, 2032           $    270,134.02
                November 25, 2032          $    266,956.06
                December 25, 2032          $    263,856.86
                January 25, 2033           $    260,834.74
                February 25, 2033          $    257,888.04
                March 25, 2033             $    255,015.14
                April 25, 2033             $    252,214.44
                May 25, 2033               $    249,484.40
                June 25, 2033              $    246,823.49
                July 25, 2033              $    244,230.20
                August 25, 2033            $    241,703.08
                September 25, 2033         $    239,240.68
                October 25, 2033           $    236,841.61
                November 25, 2033          $    234,504.47
                December 25, 2033          $    232,227.93
                January 25, 2034           $    230,010.65

                                      O-13

                 DISTRIBUTION DATE         AGGREGATE GROUP
              ----------------------------------------------
                February 25, 2034          $    227,851.34
                March 25, 2034             $    225,748.72
                April 25, 2034             $    223,701.56
                May 25, 2034               $    221,708.64
                June 25, 2034              $    219,768.75
                July 25, 2034              $    217,880.73
                August 25, 2034            $    216,043.43
                September 25, 2034         $    214,255.72
                October 25, 2034           $    212,516.51
                November 25, 2034          $    210,824.71
                December 25, 2034          $    209,179.28
                January 25, 2035           $    207,579.17
                February 25, 2035          $    206,023.37
                March 25, 2035             $    204,510.89
                April 25, 2035             $    203,040.76
                May 25, 2035               $    201,612.01
                June 25, 2035              $    200,223.73
                July 25, 2035              $    198,882.55
                August 25, 2035            $    197,579.79
                September 25, 2035         $    196,314.58
                October 25, 2035           $    195,086.06
                November 25, 2035          $    193,893.39
                December 25, 2035          $    192,735.76
                January 25, 2036           $    191,612.37
                February 25, 2036          $    190,522.43
                March 25, 2036             $    189,465.18

                                      O-14

                                    EXHIBIT P

                           Relevant Servicing Criteria

      For purposes of this Exhibit P, "JPM" shall refer to JPMorgan Chase Bank,
N.A, "NC" shall refer to National City Mortgage, "ST" shall refer to SunTrust,
"WAMU" shall refer to Washington Mutual, "RFC" shall refer to Residential
Funding Corporation, "GMACM" shall refer to GMAC Mortgage Corporation and "WFB"
shall refer to Wells Fargo Bank, each in its capacity as a Servicer.

--------------------------------------------------------------------------------------------------------------------
                               SERVICING CRITERIA                                         PARTIES RESPONSIBLE
--------------------------------------------------------------------------------------------------------------------
   REFERENCE                                  CRITERIA
--------------------------------------------------------------------------------------------------------------------

                                 GENERAL SERVICING CONSIDERATIONS
--------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are instituted to monitor any           Master Servicer, Securities
                   performance or other triggers and events of default in          Administrator, BANA, JPM, NC,
                   accordance with the transaction agreements.                     ST, WAMU and WFB
--------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are outsourced to third    Master Servicer, Securities
                   parties, policies and procedures are instituted to monitor      Administrator, BANA, JPM, NC,
                   the third party's performance and compliance with such          RFC, GMACM, ST, WAMU and WFB
                   servicing activities.
--------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a    Not applicable
                   back-up servicer for the mortgage loans are maintained.
--------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect    BANA, JPM, NC, ST, RFC, GMACM,
                   on the party participating in the servicing function            WAMU and WFB
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of the transaction agreements.
--------------------------------------------------------------------------------------------------------------------
                                CASH COLLECTION AND ADMINISTRATION
--------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate   Master Servicer, Securities
                   custodial bank accounts and related bank clearing accounts no   Administrator, BANA, JPM, NC,
                   more than two business days following receipt, or such other    RFC, GMACM, ST, WAMU and WFB
                   number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor    Master Servicer, Securities
                   or to an investor are made only by authorized personnel.        Administrator, BANA, JPM, NC,
                                                                                   RFC, GMACM, ST, WAMU and WFB
--------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash     Master Servicer, Securities
                   flows or distributions, and any interest or other fees          Administrator, BANA, JPM, NC,
                   charged for such advances, are made, reviewed and approved as   RFC, GMACM, ST, WAMU and WFB
                   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------

                                       P-1

--------------------------------------------------------------------------------------------------------------------
                               SERVICING CRITERIA                                         PARTIES RESPONSIBLE
--------------------------------------------------------------------------------------------------------------------
   REFERENCE                                  CRITERIA
--------------------------------------------------------------------------------------------------------------------

1122(d)(2)(iv)     The related accounts for the transaction, such as cash          Master Servicer, Securities
                   reserve accounts or accounts established as a form of           Administrator, BANA, JPM, NC,
                   overcollateralization, are separately maintained (e.g., with    RFC, GMACM, ST, WAMU and WFB
                   respect to commingling of cash) as set forth in the
                   transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at a federally insured     Master Servicer, Securities
                   depository institution as set forth in the transaction          Administrator, BANA, JPM, NC,
                   agreements.  For purposes of this criterion, "federally         RFC, GMACM, ST, WAMU and WFB
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.
--------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized   Master Servicer, Securities
                   access.                                                         Administrator, BANA, JPM, NC,
                                                                                   RFC, GMACM, ST, WAMU and WFB
--------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all         Master Servicer, Securities
                   asset-backed securities related bank accounts, including        Administrator, BANA, JPM, NC,
                   custodial accounts and related bank clearing accounts.  These   RFC, GMACM, ST, WAMU and WFB
                   reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original
                   identification, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------
                                INVESTOR REMITTANCES AND REPORTING
-------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be filed with the      Master Servicer, Securities
                   Commission, are maintained in accordance with the transaction   Administrator, BANA, JPM, NC,
                   agreements and applicable Commission requirements.              RFC, GMACM, ST, WAMU and WFB
                   Specifically, such reports (A) are prepared in accordance
                   with timeframes and other terms  set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                   are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
--------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in          Master Servicer, Securities
                   accordance with timeframes, distribution priority and other     Administrator, BANA, JPM, NC,
                   terms set forth in the transaction agreements.                  RFC, GMACM, ST, WAMU and WFB
--------------------------------------------------------------------------------------------------------------------

                                       P-2

--------------------------------------------------------------------------------------------------------------------
                               SERVICING CRITERIA                                         PARTIES RESPONSIBLE
--------------------------------------------------------------------------------------------------------------------
   REFERENCE                                  CRITERIA
--------------------------------------------------------------------------------------------------------------------

1122(d)(3)(iii)    Disbursements made to an investor are posted within two         Master Servicer, Securities
                   business days to the Servicer's investor records, or such       Administrator, BANA, JPM, NC,
                   other number of days specified in the transaction agreements.   RFC, GMACM, ST, WAMU and WFB
--------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree    Master Servicer, Securities
                   with cancelled checks, or other form of payment, or custodial   Administrator, BANA, JPM, NC,
                   bank statements.                                                RFC, GMACM, ST, WAMU and WFB
--------------------------------------------------------------------------------------------------------------------
                                     POOL ASSET ADMINISTRATION
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as       Custodian, BANA, JPM, NC, ST,
                   required by the transaction agreements or related mortgage      RFC, GMACM, WAMU and WFB
                   loan documents.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as          Custodian, BANA, JPM, NC, ST,
                   required by the transaction agreements                          RFC, GMACM, WAMU and WFB
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool      BANA, JPM, NC, ST, RFC, GMACM,
                   are made, reviewed and approved in accordance with any          WAMU and WFB
                   conditions or requirements in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in      BANA, JPM, NC, ST, RFC, GMACM,
                   accordance with the related mortgage loan documents are         WAMU and WFB
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                   accordance with the related mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree       BANA, JPM, NC, ST, RFC, GMACM,
                   with the Servicer's records with respect to an obligor's        WAMU and WFB
                   unpaid principal balance.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's     BANA, JPM, NC, ST, RFC, GMACM,
                   mortgage loans (e.g., loan modifications or re-agings) are      WAMU and WFB
                   made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool asset documents.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,   BANA, JPM, NC, ST, RFC, GMACM,
                   modifications and deeds in lieu of foreclosure, foreclosures    WAMU and WFB
                   and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                   requirements established by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------

                                       P-3

--------------------------------------------------------------------------------------------------------------------
                               SERVICING CRITERIA                                         PARTIES RESPONSIBLE
--------------------------------------------------------------------------------------------------------------------
   REFERENCE                                  CRITERIA
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(viii)   Records documenting collection efforts are maintained during    BANA, JPM, NC, ST, RFC, GMACM,
                   the period a mortgage loan is delinquent in accordance with     WAMU and WFB
                   the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's
                   activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage   BANA, JPM, NC, ST, RFC, GMACM,
                   loans with variable rates are computed based on the related     WAMU and WFB
                   mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as       BANA, JPM, NC, ST, RFC, GMACM,
                   escrow accounts):  (A) such funds are analyzed, in accordance   WAMU and WFB
                   with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                   transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                   mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or           BANA, JPM, NC, ST, RFC, GMACM,
                   insurance payments) are made on or before the related penalty   WAMU and WFB
                   or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
                   been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with any payment to    BANA, JPM, NC, ST, RFC, GMACM,
                   be made on behalf of an obligor are paid from the servicer's    WAMU and WFB
                   funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within    BANA, JPM, NC, ST, RFC, GMACM,
                   two business days to the obligor's records maintained by the    WAMU and WFB
                   servicer, or such other number of days specified in the
                   transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are       Master Servicer, Securities
                   recognized and recorded in accordance with the transaction      Administrator, BANA, JPM, NC,
                   agreements.                                                     RFC, GMACM, ST, WAMU and WFB
--------------------------------------------------------------------------------------------------------------------

                                       P-4

--------------------------------------------------------------------------------------------------------------------
                               SERVICING CRITERIA                                         PARTIES RESPONSIBLE
--------------------------------------------------------------------------------------------------------------------
   REFERENCE                                  CRITERIA
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item   Master Servicer  and
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is        Securities Administrator
                   maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------

                                       P-5

                                                     EXHIBIT Q

                                          Additional Form 10-D Disclosure

------------------------------------------------------------------------------------------------------------------
                                          ADDITIONAL FORM 10-D DISCLOSURE
------------------------------------------------------------------------------------------------------------------
                   ITEM ON FORM 10-D                                         PARTY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------

ITEM 1: DISTRIBUTION AND POOL PERFORMANCE INFORMATION                         Master Servicer
                                                                          Securities Administrator
                                                                                 Depositor
Any information required by 1121 which is NOT included
on the Monthly Statement
------------------------------------------------------------------------------------------------------------------
               ITEM 2: LEGAL PROCEEDINGS

Any legal proceeding pending against the following
entities or their respective property, that is material
to Certificateholders, including any proceeding sknown
to be contemplated by governmental authorities:
------------------------------------------------------------------------------------------------------------------
o Issuing Entity (Trust Fund)                              Trustee, Master Servicer, Securities Administrator and
                                                                                 Depositor
------------------------------------------------------------------------------------------------------------------
o Sponsor (Seller)                                            Seller (if a party to the Pooling and Servicing
                                                                          Agreement) or Depositor
------------------------------------------------------------------------------------------------------------------
o Depositor                                                                      Depositor
------------------------------------------------------------------------------------------------------------------
o Trustee                                                                         Trustee
------------------------------------------------------------------------------------------------------------------
o Securities Administrator                                                Securities Administrator
------------------------------------------------------------------------------------------------------------------
o Master Servicer                                                             Master Servicer
------------------------------------------------------------------------------------------------------------------
o Custodian                                                                      Custodian
------------------------------------------------------------------------------------------------------------------
o 1110(b) Originator                                                             Depositor
------------------------------------------------------------------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master                              Master Servicer
Servicer or Securities Administrator)
------------------------------------------------------------------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                     Depositor
------------------------------------------------------------------------------------------------------------------
    ITEM 3: SALE OF SECURITIES AND USE OF PROCEEDS                               Depositor

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor,
depositor or issuing entity, that are backed by the same
asset pool or are otherwise issued by the issuing
entity, whether or not registered, provide the sales and
use of proceeds information in Item 701 of Regulation
S-K.  Pricing information can be omitted if securities
were not registered.
------------------------------------------------------------------------------------------------------------------
ITEM 4: DEFAULTS UPON SENIOR SECURITIES                                  Securities Administrator

Information from Item 3 of Part II of Form 10-Q:
------------------------------------------------------------------------------------------------------------------

                                                        Q-1

------------------------------------------------------------------------------------------------------------------
                                          ADDITIONAL FORM 10-D DISCLOSURE
------------------------------------------------------------------------------------------------------------------
                     ITEM ON FORM 10-D                                       PARTY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------

Report the occurrence of any Event of Default (after
expiration of any grace period and provision of any
required notice)
------------------------------------------------------------------------------------------------------------------
  ITEM 5: SUBMISSION OF MATTERS TO A VOTE OF SECURITY                    Securities Administrator
                        HOLDERS

Information from Item 4 of Part II of Form 10-Q
------------------------------------------------------------------------------------------------------------------
      ITEM 6: SIGNIFICANT OBLIGORS OF POOL ASSETS                                 Depositor

Item 1112(b) - Significant Obligor Financial Information*
------------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the Item.
------------------------------------------------------------------------------------------------------------------
  ITEM 7: SIGNIFICANT ENHANCEMENT PROVIDER INFORMATION

Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*
------------------------------------------------------------------------------------------------------------------
o Determining applicable disclosure threshold                             Securities Administrator
------------------------------------------------------------------------------------------------------------------
o Requesting required financial information or effecting                  Securities Administrator
incorporation by reference
------------------------------------------------------------------------------------------------------------------
    Item 1115(b) - Derivative Counterparty Financial
                      Information*
------------------------------------------------------------------------------------------------------------------
o Determining current maximum probable exposure                                   Depositor
------------------------------------------------------------------------------------------------------------------
o Determining current significance percentage                             Securities Administrator
------------------------------------------------------------------------------------------------------------------
o Requesting required financial information or effecting                  Securities Administrator
incorporation by reference
------------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
           is required pursuant to the Items.
------------------------------------------------------------------------------------------------------------------
               ITEM 8: OTHER INFORMATION                      Any party responsible for the applicable Form 8-K
                                                                               Disclosure item
Disclose any information required to be reported on Form
8-K during the period covered by the Form 10-D but not
reported
------------------------------------------------------------------------------------------------------------------
                 ITEM 9:  EXHIBITS
------------------------------------------------------------------------------------------------------------------
        Monthly Statement to Certificateholders                           Securities Administrator
------------------------------------------------------------------------------------------------------------------
Exhibits required by Item 601 of Regulation S-K, such as                          Depositor
                  material agreements
------------------------------------------------------------------------------------------------------------------

                                                        Q-2

                                                     EXHIBIT R

                                          Additional Form 10-K Disclosure

------------------------------------------------------------------------------------------------------------------
                                          ADDITIONAL FORM 10-K DISCLOSURE
------------------------------------------------------------------------------------------------------------------
                     ITEM ON FORM 10-K                                       PARTY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------

           ITEM 1B: UNRESOLVED STAFF COMMENTS                                     Depositor

------------------------------------------------------------------------------------------------------------------
               ITEM 9B: OTHER INFORMATION                  Any party responsible for disclosure items on Form 8-K
Disclose any information required to be reported on Form
8-K during the fourth quarter covered by the Form 10-K
but not reported
------------------------------------------------------------------------------------------------------------------
    ITEM 15: EXHIBITS, FINANCIAL STATEMENT SCHEDULES                       Securities Administrator
                                                                                  Depositor
------------------------------------------------------------------------------------------------------------------
REG AB ITEM 1112(B): SIGNIFICANT OBLIGORS OF POOL ASSETS
------------------------------------------------------------------------------------------------------------------
Significant Obligor Financial Information*                                        Depositor
------------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the Item.
------------------------------------------------------------------------------------------------------------------
  REG AB ITEM 1114(B)(2): CREDIT ENHANCEMENT PROVIDER
                 FINANCIAL INFORMATION
------------------------------------------------------------------------------------------------------------------
o Determining applicable disclosure threshold                             Securities Administrator
------------------------------------------------------------------------------------------------------------------
o Requesting required financial information or effecting                  Securities Administrator
incorporation by reference
------------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the Items.
------------------------------------------------------------------------------------------------------------------
 REG AB ITEM 1115(B): DERIVATIVE COUNTERPARTY FINANCIAL
                      INFORMATION
------------------------------------------------------------------------------------------------------------------
o Determining current maximum probable exposure                                   Depositor
------------------------------------------------------------------------------------------------------------------
o Determining current significance percentage                             Securities Administrator
------------------------------------------------------------------------------------------------------------------
o Requesting required financial information or effecting                  Securities Administrator
incorporation by reference
------------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the Items.
------------------------------------------------------------------------------------------------------------------
          REG AB ITEM 1117: LEGAL PROCEEDINGS

Any legal proceeding pending against the following
entities or their respective property, that is material
to Certificateholders, including any proceeding sknown
to be contemplated by
------------------------------------------------------------------------------------------------------------------

                                                        R-1

------------------------------------------------------------------------------------------------------------------
                                          ADDITIONAL FORM 10-K DISCLOSURE
------------------------------------------------------------------------------------------------------------------
                     ITEM ON FORM 10-K                                       PARTY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------

governmental authorities:
------------------------------------------------------------------------------------------------------------------
o Issuing Entity (Trust Fund)                              Trustee, Master Servicer, Securities Administrator and
                                                                                  Depositor
------------------------------------------------------------------------------------------------------------------
o Sponsor (Seller)                                             Seller (if a party to the Pooling and Servicing
                                                                           Agreement) or Depositor
------------------------------------------------------------------------------------------------------------------
o Depositor                                                                       Depositor
------------------------------------------------------------------------------------------------------------------
o Trustee                                                                          Trustee
------------------------------------------------------------------------------------------------------------------
o Securities Administrator                                                Securities Administrator
------------------------------------------------------------------------------------------------------------------
o Master Servicer                                                              Master Servicer
------------------------------------------------------------------------------------------------------------------
o Custodian                                                                       Custodian
------------------------------------------------------------------------------------------------------------------
o 1110(b) Originator                                                              Depositor
------------------------------------------------------------------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master                               Master Servicer
Servicer or Securities Administrator)
------------------------------------------------------------------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                      Depositor
------------------------------------------------------------------------------------------------------------------
   REG AB ITEM 1119: AFFILIATIONS AND RELATIONSHIPS
------------------------------------------------------------------------------------------------------------------
Whether (a) the Sponsor (Seller), Depositor or Issuing                       Depositor as to (a)
Entity is an affiliate of the following parties, and (b)                  Sponsor/Seller as to (a)
to the extent known and material, any of the following
parties are affiliated with one another:
------------------------------------------------------------------------------------------------------------------
o Master Servicer                                                              Master Servicer
------------------------------------------------------------------------------------------------------------------
o Securities Administrator                                                Securities Administrator
------------------------------------------------------------------------------------------------------------------
o Trustee                                                                          Trustee
------------------------------------------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                                                Master Servicer
------------------------------------------------------------------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
Whether there are any "outside the ordinary course                           Depositor as to (a)
business arrangements" other than would be obtained in                    Sponsor/Seller as to (a)
an arm's length transaction between (a) the Sponsor
(Seller), Depositor or Issuing Entity on the one hand,
and (b) any of the following parties (or their
affiliates) on the other hand, that exist currently or
within the past two years and that are material to a
Certificateholder's understanding of the Certificates:
------------------------------------------------------------------------------------------------------------------
o Master Servicer                                                              Master Servicer
------------------------------------------------------------------------------------------------------------------
o Securities Administrator                                                Securities Administrator
------------------------------------------------------------------------------------------------------------------
o Trustee                                                                          Trustee
------------------------------------------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                                                Master Servicer
------------------------------------------------------------------------------------------------------------------

                                                        R-2

------------------------------------------------------------------------------------------------------------------
                                          ADDITIONAL FORM 10-K DISCLOSURE
------------------------------------------------------------------------------------------------------------------
                     ITEM ON FORM 10-K                                        PARTY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------

o Any 1110 Originator                                                         Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
Whether there are any specific relationships involving                       Depositor as to (a)
the transaction or the pool assets between (a) the                        Sponsor/Seller as to (a)
Sponsor (Seller), Depositor or Issuing Entity on the one
hand, and (b) any of the following parties (or their
affiliates) on the other hand, that exist currently or
within the past two years and that are material:
------------------------------------------------------------------------------------------------------------------
o Master Servicer                                                              Master Servicer
------------------------------------------------------------------------------------------------------------------
o Securities Administrator                                                Securities Administrator
------------------------------------------------------------------------------------------------------------------
o Trustee                                                                          Trustee
------------------------------------------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                                                Master Servicer
------------------------------------------------------------------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
------------------------------------------------------------------------------------------------------------------

                                                        R-3

                                                    EXHIBIT S

                                         Form 8-K Disclosure Information

------------------------------------------------------------------------------------------------------------------
                                          FORM 8-K DISCLOSURE INFORMATION
------------------------------------------------------------------------------------------------------------------
                     ITEM ON FORM 8-K                                        PARTY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------

 ITEM 1.01- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT                           All parties

Disclosure is required regarding entry into or amendment
of any definitive agreement that is material to the
securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive
agreements that are fully disclosed in the prospectus
------------------------------------------------------------------------------------------------------------------
          ITEM 1.02- TERMINATION OF A MATERIAL
                  DEFINITIVE AGREEMENT                                            All parties

Disclosure is required regarding termination of  any
definitive agreement that is material to the
securitization (other than expiration in accordance with
its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
------------------------------------------------------------------------------------------------------------------
        ITEM 1.03- BANKRUPTCY OR RECEIVERSHIP                                      Depositor

Disclosure is required regarding the bankruptcy or
receivership, with respect to any of the following:

------------------------------------------------------------------------------------------------------------------
o Sponsor (Seller)                                                       Depositor/Sponsor (Seller)
------------------------------------------------------------------------------------------------------------------
o Depositor                                                                       Depositor
------------------------------------------------------------------------------------------------------------------
o Master Servicer                                                              Master Servicer
------------------------------------------------------------------------------------------------------------------
o Affiliated Servicer                                                          Master Servicer
------------------------------------------------------------------------------------------------------------------
o Other Servicer servicing 20% or more of the pool                             Master Servicer
assets at the time of the report
------------------------------------------------------------------------------------------------------------------
o Other material servicers                                                     Master Servicer
------------------------------------------------------------------------------------------------------------------
o Trustee                                                                          Trustee
------------------------------------------------------------------------------------------------------------------
o Securities Administrator                                                Securities Administrator
------------------------------------------------------------------------------------------------------------------
o Significant Obligor                                                             Depositor
------------------------------------------------------------------------------------------------------------------
o Credit Enhancer (10% or more)                                                   Depositor
------------------------------------------------------------------------------------------------------------------
o Derivative Counterparty                                                         Depositor
------------------------------------------------------------------------------------------------------------------

                                                        S-1

------------------------------------------------------------------------------------------------------------------
                                          FORM 8-K DISCLOSURE INFORMATION
------------------------------------------------------------------------------------------------------------------
                     ITEM ON FORM 8-K                                        PARTY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------

o Custodian                                                                       Custodian
------------------------------------------------------------------------------------------------------------------
ITEM 2.04- TRIGGERING EVENTS THAT ACCELERATE OR INCREASE                          Depositor
A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN                        Master Servicer
             OFF-BALANCE SHEET ARRANGEMENT                                Securities Administrator

Includes an early amortization, performance trigger or
other event, including event of default, that would
materially alter the payment priority/distribution of
cash flows/amortization schedule.

Disclosure will be made of events other than waterfall
triggers which are disclosed in the monthly statements
to the certificateholders.
------------------------------------------------------------------------------------------------------------------
 ITEM 3.03- MATERIAL MODIFICATION TO RIGHTS OF SECURITY                   Securities Administrator
                        HOLDERS                                                    Trustee

Disclosure is required of any material modification to
documents defining the rights of Certificateholders,
including the Pooling and Servicing Agreement.
------------------------------------------------------------------------------------------------------------------
 ITEM 5.03- AMENDMENTS OF ARTICLES OF INCORPORATION OR                            Depositor
             BYLAWS; CHANGE OF FISCAL YEAR

Disclosure is required of any amendment "to the
governing documents of the issuing entity".
------------------------------------------------------------------------------------------------------------------
ITEM 6.01- ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL                           Depositor

------------------------------------------------------------------------------------------------------------------
      ITEM 6.02- CHANGE OF SERVICER OR SECURITIES                        Master Servicer/Securities
                     ADMINISTRATOR                                         Administrator/Depositor

Requires disclosure of any removal, replacement,
substitution or addition of any master servicer,
affiliated servicer, other servicer servicing 10% or
more of pool assets at time of report, other material
servicers or trustee.
------------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new master servicer is also                        Master Servicer
required.
------------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new Trustee is also required.                          Trustee
------------------------------------------------------------------------------------------------------------------
       ITEM 6.03- CHANGE IN CREDIT ENHANCEMENT OR                      Depositor/Securities Administrator
                    EXTERNAL SUPPORT
Covers termination of any enhancement in manner other
than by its terms, the addition of an
------------------------------------------------------------------------------------------------------------------

                                                        S-2

------------------------------------------------------------------------------------------------------------------
                                          FORM 8-K DISCLOSURE INFORMATION
------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 8-K                                          PARTY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------

enhancement, or a material change in the enhancement
provided. Applies to external credit enhancements as
well as derivatives.
------------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new enhancement provider is                           Depositor
also required.
------------------------------------------------------------------------------------------------------------------
   ITEM 6.04- FAILURE TO MAKE A REQUIRED DISTRIBUTION                     Securities Administrator
------------------------------------------------------------------------------------------------------------------
     ITEM 6.05- SECURITIES ACT UPDATING DISCLOSURE                                Depositor

If any material pool characteristic differs by 5% or
more at the time of issuance of the securities from the
description in the final prospectus, provide updated Reg
AB disclosure about the actual asset pool.
------------------------------------------------------------------------------------------------------------------
If there are any new servicers or originators required                            Depositor
to be disclosed under Regulation AB as a result of the
foregoing, provide the information called for in Items
1108 and 1110 respectively.
------------------------------------------------------------------------------------------------------------------
              ITEM 7.01- REG FD DISCLOSURE                                        Depositor
------------------------------------------------------------------------------------------------------------------
                ITEM 8.01- OTHER EVENTS                                           Depositor

Any event, with respect to which information is not
otherwise called for in Form 8-K, that the registrant
deems of importance to certificateholders.
------------------------------------------------------------------------------------------------------------------
      ITEM 9.01- FINANCIAL STATEMENTS AND EXHIBITS             Responsible party for reporting/disclosing the
                                                                       financial statement or exhibit
------------------------------------------------------------------------------------------------------------------

                                                        S-3

                                    EXHIBIT T

                       Additional Disclosure Notification

**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO
CTS.SEC.NOTIFICATIONS@WELLSFARGO.COM AND VIA OVERNIGHT MAIL TO THE ADDRESS
IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn:  Corporate Trust Services- [DEAL NAME]--SEC REPORT PROCESSING

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255
Attention: General Counsel and Chief Financial Officer

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, , dated as of [ ][ ], 2006, among [ ], as [ ], [ ], as [ ], [ ], as [ ] and [ ], as [ ].
the undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form
[10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                                 [NAME OF PARTY],
                                                 as [role]

                                                 By:
                                                     Name:
                                                     Title:

                                       T-1

                                   EXHIBIT U-1

                                   CLASS 1-A-1
                           YIELD MAINTENANCE AGREEMENT

BANK OF AMERICA, N.A.

      TO:  Wells Fargo Bank, N.A. as Securities Administrator on behalf of Banc of America Funding 2006-5 Trust

           9062 Old Annapolis Road
           Columbia, MD 21045
           Attn: Chris Regnier
           Tel: 410-884-2000
           Fax: 410-715-2380

CC:        Eric Daouphars
           9 West 57th Street
           New York, NY 10019
           212-583-8199

FROM:      Bank of America, National Association
           233 South Wacker Drive, 28th Floor
           Chicago, Illinois 60606
           Attention: Suzanne Buchta

DATE:      21 September 2006

Our Reference Numbers:     4807997 4807994
Internal Tracking Numbers: 13262300 13262304

Dear Sir/Madam,

      The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Banc of America Funding
2006-5 Trust and Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master
Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means
Bank of America, N.A., and "Party B" means Banc of America Funding 2006-5 Trust.

      The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

                                      U-1-1

      Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, to be dated September 28, 2006 (the "Pooling and Servicing Agreement"), among Banc of
America Funding Corporation, Wells Fargo Bank, N.A., as securities administrator, CitiMortgage, Inc., as master servicer, and U.S. Bank, National
Association, as trustee.

1.    This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates.
In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if
the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this
Confirmation will prevail for the purpose of this Transaction.

      Subject to Section 16(f) hereof, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
Transaction):

      (a)   NON-RELIANCE. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

      (b)   EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

      (c)   STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2.    The terms of the particular Transaction to which this Confirmation relates are as follows:

       Notional Amount:                       For each Calculation Period, the Notional Amount shall
                                              equal the lesser of:

                                                    (i)   the Scheduled Notional Amount for such
                                                    Calculation Period as detailed in the Schedule of the
                                                    Notional Amounts attached hereto; and

                                                    (ii)  the Class Certificate Balance of the Class
                                                    1-A-1 Certificates prior to distributions on the

                                      U-1-2

                                                    Distribution Date (as defined in the Pooling and
                                                    Servicing Agreement) related to the Calculation
                                                    Period.  The Securities Administrator shall make
                                                    available each month via its website a statement
                                                    containing the Class Certificate Balance of the Class
                                                    1-A-1 Certificates for such Calculation Period.  The
                                                    Securities Administrator's internet website shall
                                                    initially be located at www.ctslink.com and assistance
                                                    in using the website can be obtained by calling the
                                                    Securities Administrator's investor relations desk at
                                                    (301) 815-6600.

       Trade Date:                            18 September 2006

       Effective Date:                        25 September 2006

       Termination Date:                      25 July 2022

      FIXED AMOUNT:

       Fixed Rate Payer:                      Party B

       Fixed Rate Payer Payment Date:         29 September 2006, subject to adjustment in accordance with the Following Business Day Convention.

       Fixed Amount:                          USD [________]

      FLOATING AMOUNT:

       Floating Rate Payer:                   Party A

       Strike Rate:                           5.25000 per cent

       Ceiling Rate:                          9.00000 per cent

       Floating Rate Payer Payment Dates:     Early Payments shall be applicable - 2 Business Days prior to each Floating Rate Payer Period End Date

       Floating Rate Payer Period End Dates:  The 25th of each Month, commencing on 25 October 2006 and ending on the Termination Date. No Adjustment.

                                      U-1-3

       Floating Amount:                       The product of (a) the Notional Amount, (b) Floating Rate
                                              Day Count Fraction and (c) the Settlement Spread which
                                              shall be calculated in accordance with the following
                                              formula:

                                              If USD-LIBOR-BBA is greater than the Strike Rate for the
                                              applicable Calculation Period, then Settlement Spread =
                                              (USD-LIBOR-BBA - applicable Strike Rate) provided, however, that if USD-LIBOR-BBA for any Calculation Period is greater than the Ceiling Rate then the USD-LIBOR-BBA for such
                                              Calculation Period shall be deemed to be the Ceiling Rate.

                                              If 1 Month USD-LIBOR-BBA is less than or equal to the Strike
                                              Rate for the applicable Calculation Period, then Settlement
                                              Spread = Zero.

       Floating Rate for initial              5.33%
       Calculation Period:

       Floating Rate Option:                  USD-LIBOR-BBA

       Designated Maturity:                   1 Month

       Spread:                                None

       Floating Rate Day Count Fraction:      30/360

       Averaging:                             Inapplicable

       Reset Dates:                           First day of each Calculation Period

       Business Days:                         New York

       Calculation Agent:                     Party A

3.    FORM MASTER AGREEMENT. FOR PURPOSES OF THE FORM MASTER AGREEMENT:

      (a)   "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

      (b)   "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

      (c)   "Specified Transaction" will have the meaning specified in Section.

      (d)   The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the
Form Master Agreement will not apply to Party A or to Party B.

                                      U-1-4

      (e)   The "Automatic Early Termination" provision of Section 6(a) of the
Form Master Agreement will not apply to Party A or to Party B.

      (f)   The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New
York General Obligations Law).

      (g)   The phrase "Termination Currency" means United States Dollars.

      (h)   For the purpose of Section 6(e) of the Form Master Agreement, Market
Quotation and Second Method will apply.

4.    RECORDING OF CONVERSATIONS.

      Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this
Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5.    CREDIT SUPPORT DOCUMENT.

      In relation to Party A: Not Applicable.
      In relation to Party B: Not Applicable.

6.    CREDIT SUPPORT PROVIDER.

      In relation to Party A: Not Applicable.
      In relation to Party B: Not Applicable.

7.    ACCOUNT DETAILS.

      Party A:
      Name:       Bank of America, N.A. - New York
      ABA #:      026009593
      Attn:       BOFAUS3N
      Name:       Bank of America, N.A.
      City:       Charlotte
      Acct#:      6550219386
      Attn:       Rate Derivative Settlements
      Attn:       BOFAUS6SGDS

      Party B:
      Wells Fargo Bank, N.A.
      San Francisco, CA
      121-000-248
      Acct. # 3970771416
      Acct. Name: SAS Clearing
      F/F/C: Reserve Fund: 50951502

                                      U-1-5

8.    OFFICES.

      The Office of Party A for this       Charlotte, North Carolina
      Transaction is:                      Please send notices to
                                           fax no. 1-866-255-1444.

      The Office of Party B for this
      Transaction is:

                                           Wells Fargo Bank, N.A. as Securities
                                           Administrator on behalf of Banc of
                                           America Funding  2006-5
                                           Trust
                                           9062 Old Annapolis Road
                                           Columbia, MD 21045
                                           Attn: Client Manager BAFC -2006-5

9.    ADDITIONAL PROVISIONS.

      (a)   Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and
6 of the Form Master Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a)(i) of the
Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party; and
(ii) Y shall be entitled to designate an Early Termination Date (a) pursuant to
Section 10 below and/or (b) pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i)
either Section 5(b)(i) or 5(b)(ii) or 5(b)(v) of the Form Master Agreement with respect to Y as the Affected Party or (ii) Section 5(b)(iii) of the Form Master
Agreement with respect to Y as the Burdened Party.

      (b)   Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5
Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost)
Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party B shall demand that Party A post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of Party B's demand therefor. The Eligible
Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless Party A or
Bank of America Corporation are no longer reporting financial information publicly, then such valuation and posting must occur weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral,
Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that
Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings
Event is continuing with respect to

                                      U-1-6

Party A. For the purpose hereof, a "Ratings Event" shall occur with respect to
Party A if the long-term and short-term senior unsecured deposit ratings of
Party A cease to be at least A and A-1 by Standard & Poor's Ratings Service
("S&P") and at least A1 and P-1 by Moody's Investors Service, Inc. ("Moody's")
and at least A and F1 by Fitch Ratings ("Fitch"), to the extent such obligations are rated by S&P, Moody's and Fitch. "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when
S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. The failure by Party A to post Eligible Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional
Termination Event for which Party A shall be the sole Affected Party.

10.   ADDITIONAL TERMINATION EVENT.

      It shall be an Additional Termination Event if any amendment and/or supplement to any document that pertains to the Form Master Agreement and/or this Transaction is made without the prior written consent of Party A (such consent not to be unreasonably withheld), if such amendment and/or supplement would: (i) adversely affect any of Party A's rights or obligations hereunder and/or under the Form Master Agreement; or (ii) modify the obligations of, or impair the ability of, Party B to fully perform any of Party B's obligations hereunder and/or under the Form Master Agreement. In connection with such
Additional Termination Event, Party B shall be the sole Affected Party.

11.   WAIVER OF RIGHT TO TRIAL BY JURY.

      EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY
WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
TRANSACTION.

12.   ELIGIBLE CONTRACT PARTICIPANT.

      Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as
amended.

13.   NOTICE BY FACSIMILE TRANSMISSION.

      Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14.   REPRESENTATIONS.

      Wells Fargo Bank, N.A., acting on behalf of Party B, as Securities
Administrator, represents that: (a) it is duly organized and validly existing as a national banking association under the laws of the jurisdiction of its organization/formation; (b) it has been directed pursuant to the Pooling and
Servicing Agreement to enter into this Transaction (including the Form Master
Agreement) and to perform its obligations hereunder (and thereunder); (c) the
Transaction and the performance of its obligations hereunder (and under the Form
Master Agreement) will not, to its knowledge, result in a breach or violation of any material term or provision of, or constitute a default under any agreement or instrument to which Wells Fargo Bank, N.A. is a party or by which it is bound; (d) each of the Pooling and Servicing Agreement and the other transaction documents related thereto (the "Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (e) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement

                                      U-1-7

and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (f) the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party, except such as may have been delivered to Party A and to Party B; (g) to its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the
Transaction Documents to which Party B is a party; and (h) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of
Party B.

15.   MULTIBRANCH PARTY.

      For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is
a Multibranch Party, and may act through its Charlotte, North Carolina, Chicago,
Illinois, San Francisco, California, New York, New York, Boston, Massachusetts
or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch
Party.

16.   OTHER PROVISIONS.

      (a)   Addresses for notices. As set forth on page 1 hereof and, with respect to Party A, the fax no. set forth on the signature page to this letter agreement.

      (b)   For the purpose of Section 13(c) of the Form Master Agreement: (i)
Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

      (a)   Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

      (b)   Party A may assign its rights and obligations hereunder to any entity so long as the Rating Agency Confirmation is satisfied.

      (d)   USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56
(signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow
Party A to identify Party B in accordance with the Act.

      (f)   It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i)
this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instructions set forth herein,
(ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Pooling and Servicing Agreement is made and intended not as a personal representation, undertaking or agreement of the
Securities Administator but is made and intended solely for the purpose of binding only Banc of America Funding 2006-5 Trust, and (iii) under no circumstances shall Wells Fargo Bank, N.A., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of Banc of America
Funding 2006-5 Trust under this Confirmation. Notwithstanding the foregoing (or anything

                                      U-1-8

to the contrary herein), Wells Fargo Bank, N.A. shall be liable for its own fraud, negligence, willful misconduct and/or bad faith

      (g)   The Events of Default specified under Sections 5(a)(ii) - 5(a)(vi)
of the Form Master Agreement will not apply to either Party A or Party B.

      (h)   With respect to Party B only, the provisions of Section 5(a)(vii)
clause 2 of the Form Master Agreement will not be applicable as an Event of
Default.

      (i)   Without affecting the provisions of the Form Master Agreement requiring the calculation of certain net payment amounts, as a result of an
Event of Default or Additional Termination Event or otherwise, all payments under the Form Master Agreement will be made without setoff.

      (j)   Party A agrees that it will not, prior to the date that is one year and one day from the Trade Date, acquiesce in, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of
Party B. Nothing herein (nor in the Form Master Agreement) shall prevent Party A from participating in any such proceeding once commenced.

      (k)   Section 9(b) of the Form Master Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Rating Agency
Condition is satisfied, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error."

      (l)   Before any amendment and/or supplement is made to any document that pertains to the Form Master Agreement and/or any Transaction thereunder, Party B must first obtain the prior written consent of Party A (such consent not to be unreasonably withheld) if such amendment and/or supplement would: (a) adversely affect any of Party A's rights or obligations under the Form Master Agreement;
or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations under the Form Master Agreement.

17.   COMPLIANCE WITH REGULATION AB. In connection with the Pooling and
Servicing Agreement, Party B represents that this Confirmation is a derivative instrument as described in Item 1115 of Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended ("Regulation AB"), and not a credit support contract described in Item 1114 of Regulation AB.

      (a)   In accordance with Regulation AB, Party A represents that: (i) the name of the derivative counterparty is Bank of America, N.A.; (ii) the organizational form of the derivative counterparty is a national banking association organized under the laws of the United States; and (iii) the general character of the business of the derivative counterparty is to be engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

      (b)   Party A has been advised that Party B (and/or certain affiliates of
Party B) is required under Regulation AB to disclose certain financial information regarding Party A depending on the applicable "significance percentage" of this Confirmation, as calculated from time to time in accordance with Item 1115 of Regulation AB (as discussed in the Pooling and Servicing
Agreement). Party A has been advised

                                      U-1-9

by the Sponsor (as defined in the Pooling and Servicing Agreement) that the applicable "significance percentage" of this Confirmation is less than 10%, and accordingly, no financial information regarding Party A need be disclosed in accordance with Item 1115 of Regulation AB.

      (c)   If required, Party A shall provide to Party B the applicable financial information described under Item 1115(b)(1) or (b)(2), as applicable, of Regulation AB (the "Reg AB Information") within five (5) Local Business Days of receipt of a written request for such Reg AB Information by Party B (the
"Response Period"), so long as Party B has reasonably determined, in good faith, that such information is required under Regulation AB; provided, however, that if Party A, in good faith, determines that it is unable to provide the Reg AB
Information within the Response Period, then, subject to the Rating Agency
Condition, Party A shall use reasonable efforts to cause a Reg AB Approved
Entity (as defined below) to replace Party A as party to this Confirmation on terms substantially similar to this Confirmation prior to the expiration of the
Response Period.

      (d)   "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating
Thresholds (as defined below). If Party B requests (in writing) the Reg AB
Information from Party A, then Party B shall promptly (and in any event within two (2) Local Business Days of the date of the request for the Reg AB
Information) provide Party A with a written explanation of how the significance percentage was calculated.

      (e)   "Approved Rating Thresholds" means an entity that has a long-term and short-term senior unsecured deposit rating of at least A and A-1 by S&P, A1 and P-1 by Moody's or A and F1 by Fitch, to the extent such obligations are rated by S&P, Moody's and Fitch.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global Derivative
Operations (fax no. 1-866-255-1444)). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours sincerely,

BANK OF AMERICA, N.A.

By:       /s/ Mary Beth Knight
      --------------------------------------
      Name:  Mary Beth Knight
      Title: Assistant Vice President

Confirmed as of the date above:

                                     U-1-10

Banc of America Funding 2006-5 Trust

By: Wells Fargo Bank, N.A., not in its individual capacity but solely as
Securities Administrator on behalf of Banc of America Funding 2006-5 Trust

By:       /s/ Peter A. Gobell
      --------------------------------------
      Name:  Peter A. Gobell
      Title: Vice President

                                     U-1-11

SCHEDULE A

                    Our Reference Numbers: 4807997 4807994

               NOTIONAL
               AMOUNT (USD)         START DATE         END DATE

               52,278,000.00        9/25/2006          10/25/2006
               50,954,484.00        10/25/2006         11/25/2006
               49,492,033.00        11/25/2006         12/25/2006
               47,897,168.00        12/25/2006         1/25/2007
               46,173,006.00        1/25/2007          2/25/2007
               44,323,125.00        2/25/2007          3/25/2007
               42,352,046.00        3/25/2007          4/25/2007
               41,202,075.00        4/25/2007          5/25/2007
               39,944,088.00        5/25/2007          6/25/2007
               38,661,308.00        6/25/2007          7/25/2007
               37,403,758.00        7/25/2007          8/25/2007
               36,180,238.00        8/25/2007          9/25/2007
               34,990,431.00        9/25/2007          10/25/2007
               33,833,630.00        10/25/2007         11/25/2007
               32,709,144.00        11/25/2007         12/25/2007
               31,616,295.00        12/25/2007         1/25/2008
               30,554,417.00        1/25/2008          2/25/2008
               29,522,857.00        2/25/2008          3/25/2008
               28,520,977.00        3/25/2008          4/25/2008
               27,548,148.00        4/25/2008          5/25/2008
               26,603,756.00        5/25/2008          6/25/2008
               25,687,197.00        6/25/2008          7/25/2008
               24,797,879.00        7/25/2008          8/25/2008
               23,935,223.00        8/25/2008          9/25/2008
               23,098,660.00        9/25/2008          10/25/2008
               22,287,632.00        10/25/2008         11/25/2008
               21,501,593.00        11/25/2008         12/25/2008
               20,740,006.00        12/25/2008         1/25/2009
               20,002,345.00        1/25/2009          2/25/2009
               19,288,096.00        2/25/2009          3/25/2009
               18,596,752.00        3/25/2009          4/25/2009
               17,927,819.00        4/25/2009          5/25/2009
               17,280,810.00        5/25/2009          6/25/2009
               16,655,249.00        6/25/2009          7/25/2009
               16,050,670.00        7/25/2009          8/25/2009
               15,466,614.00        8/25/2009          9/25/2009
               14,902,632.00        9/25/2009          10/25/2009
               14,358,285.00        10/25/2009         11/25/2009
               13,833,141.00        11/25/2009         12/25/2009
               13,326,778.00        12/25/2009         1/25/2010
               12,838,780.00        1/25/2010          2/25/2010
               12,368,741.00        2/25/2010          3/25/2010
               11,916,263.00        3/25/2010          4/25/2010

                                     U-1-12

               11,480,955.00        4/25/2010          5/25/2010
               11,062,434.00        5/25/2010          6/25/2010
               10,660,325.00        6/25/2010          7/25/2010
               10,274,261.00        7/25/2010          8/25/2010
                9,903,879.00        8/25/2010          9/25/2010
                9,548,828.00        9/25/2010          10/25/2010
                9,208,760.00        10/25/2010         11/25/2010
                8,883,336.00        11/25/2010         12/25/2010
                8,572,223.00        12/25/2010         1/25/2011
                8,275,094.00        1/25/2011          2/25/2011
                7,991,630.00        2/25/2011          3/25/2011
                7,721,518.00        3/25/2011          4/25/2011
                7,464,450.00        4/25/2011          5/25/2011
                7,220,125.00        5/25/2011          6/25/2011
                6,988,248.00        6/25/2011          7/25/2011
                6,768,529.00        7/25/2011          8/25/2011
                6,560,687.00        8/25/2011          9/25/2011
                6,364,442.00        9/25/2011          10/25/2011
                6,241,815.00        10/25/2011         11/25/2011
                6,129,725.00        11/25/2011         12/25/2011
                6,027,913.00        12/25/2011         1/25/2012
                5,936,127.00        1/25/2012          2/25/2012
                5,854,117.00        2/25/2012          3/25/2012
                5,781,642.00        3/25/2012          4/25/2012
                5,716,033.00        4/25/2012          5/25/2012
                5,650,135.00        5/25/2012          6/25/2012
                5,583,985.00        6/25/2012          7/25/2012
                5,517,618.00        7/25/2012          8/25/2012
                5,451,069.00        8/25/2012          9/25/2012
                5,384,370.00        9/25/2012          10/25/2012
                5,314,338.00        10/25/2012         11/25/2012
                5,244,313.00        11/25/2012         12/25/2012
                5,174,324.00        12/25/2012         1/25/2013
                5,104,397.00        1/25/2013          2/25/2013
                5,034,557.00        2/25/2013          3/25/2013
                4,964,830.00        3/25/2013          4/25/2013
                4,895,237.00        4/25/2013          5/25/2013
                4,825,803.00        5/25/2013          6/25/2013
                4,756,549.00        6/25/2013          7/25/2013
                4,687,494.00        7/25/2013          8/25/2013
                4,618,660.00        8/25/2013          9/25/2013
                4,550,065.00        9/25/2013          10/25/2013
                4,476,520.00        10/25/2013         11/25/2013
                4,403,483.00        11/25/2013         12/25/2013
                4,330,965.00        12/25/2013         1/25/2014
                4,258,977.00        1/25/2014          2/25/2014
                4,187,528.00        2/25/2014          3/25/2014
                4,116,627.00        3/25/2014          4/25/2014
                4,046,283.00        4/25/2014          5/25/2014
                3,976,503.00        5/25/2014          6/25/2014

                                     U-1-13

                3,907,295.00        6/25/2014          7/25/2014
                3,838,666.00        7/25/2014          8/25/2014
                3,770,621.00        8/25/2014          9/25/2014
                3,703,167.00        9/25/2014          10/25/2014
                3,632,621.00        10/25/2014         11/25/2014
                3,562,934.00        11/25/2014         12/25/2014
                3,494,102.00        12/25/2014         1/25/2015
                3,426,121.00        1/25/2015          2/25/2015
                3,358,986.00        2/25/2015          3/25/2015
                3,292,692.00        3/25/2015          4/25/2015
                3,227,232.00        4/25/2015          5/25/2015
                3,162,603.00        5/25/2015          6/25/2015
                3,098,798.00        6/25/2015          7/25/2015
                3,035,811.00        7/25/2015          8/25/2015
                2,973,638.00        8/25/2015          9/25/2015
                2,912,270.00        9/25/2015          10/25/2015
                2,849,559.00        10/25/2015         11/25/2015
                2,787,884.00        11/25/2015         12/25/2015
                2,727,226.00        12/25/2015         1/25/2016
                2,667,570.00        1/25/2016          2/25/2016
                2,608,897.00        2/25/2016          3/25/2016
                2,551,191.00        3/25/2016          4/25/2016
                2,494,392.00        4/25/2016          5/25/2016
                2,438,425.00        5/25/2016          6/25/2016
                2,382,434.00        6/25/2016          7/25/2016
                2,325,994.00        7/25/2016          8/25/2016
                2,270,511.00        8/25/2016          9/25/2016
                2,215,969.00        9/25/2016          10/25/2016
                2,162,352.00        10/25/2016         11/25/2016
                2,109,644.00        11/25/2016         12/25/2016
                2,057,829.00        12/25/2016         1/25/2017
                2,006,891.00        1/25/2017          2/25/2017
                1,956,815.00        2/25/2017          3/25/2017
                1,907,586.00        3/25/2017          4/25/2017
                1,859,189.00        4/25/2017          5/25/2017
                1,811,610.00        5/25/2017          6/25/2017
                1,764,833.00        6/25/2017          7/25/2017
                1,718,846.00        7/25/2017          8/25/2017
                1,673,634.00        8/25/2017          9/25/2017
                1,629,183.00        9/25/2017          10/25/2017
                1,585,480.00        10/25/2017         11/25/2017
                1,542,512.00        11/25/2017         12/25/2017
                1,500,266.00        12/25/2017         1/25/2018
                1,458,729.00        1/25/2018          2/25/2018
                1,417,889.00        2/25/2018          3/25/2018
                1,377,733.00        3/25/2018          4/25/2018
                1,338,248.00        4/25/2018          5/25/2018
                1,299,424.00        5/25/2018          6/25/2018
                1,261,248.00        6/25/2018          7/25/2018
                1,223,708.00        7/25/2018          8/25/2018

                                     U-1-14

                1,186,794.00        8/25/2018          9/25/2018
                1,150,493.00        9/25/2018          10/25/2018
                1,114,796.00        10/25/2018         11/25/2018
                1,079,691.00        11/25/2018         12/25/2018
                1,045,168.00        12/25/2018         1/25/2019
                1,011,216.00        1/25/2019          2/25/2019
                 977,824.00         2/25/2019          3/25/2019
                 944,984.00         3/25/2019          4/25/2019
                 912,684.00         4/25/2019          5/25/2019
                 880,914.00         5/25/2019          6/25/2019
                 849,667.00         6/25/2019          7/25/2019
                 818,931.00         7/25/2019          8/25/2019
                 788,697.00         8/25/2019          9/25/2019
                 758,957.00         9/25/2019          10/25/2019
                 729,701.00         10/25/2019         11/25/2019
                 700,921.00         11/25/2019         12/25/2019
                 672,608.00         12/25/2019         1/25/2020
                 644,752.00         1/25/2020          2/25/2020
                 617,347.00         2/25/2020          3/25/2020
                 590,383.00         3/25/2020          4/25/2020
                 563,852.00         4/25/2020          5/25/2020
                 537,747.00         5/25/2020          6/25/2020
                 512,059.00         6/25/2020          7/25/2020
                 486,781.00         7/25/2020          8/25/2020
                 461,905.00         8/25/2020          9/25/2020
                 437,424.00         9/25/2020          10/25/2020
                 413,330.00         10/25/2020         11/25/2020
                 389,616.00         11/25/2020         12/25/2020
                 366,275.00         12/25/2020         1/25/2021
                 343,300.00         1/25/2021          2/25/2021
                 320,684.00         2/25/2021          3/25/2021
                 298,421.00         3/25/2021          4/25/2021
                 276,503.00         4/25/2021          5/25/2021
                 254,924.00         5/25/2021          6/25/2021
                 233,659.00         6/25/2021          7/25/2021
                 212,721.00         7/25/2021          8/25/2021
                 192,103.00         8/25/2021          9/25/2021
                 171,800.00         9/25/2021          10/25/2021
                 151,806.00         10/25/2021         11/25/2021
                 132,114.00         11/25/2021         12/25/2021
                 112,719.00         12/25/2021         1/25/2022
                 93,616.00          1/25/2022          2/25/2022
                 74,798.00          2/25/2022          3/25/2022
                 56,260.00          3/25/2022          4/25/2022
                 37,996.00          4/25/2022          5/25/2022
                 20,002.00          5/25/2022          6/25/2022
                  2,272.00          6/25/2022          7/25/2022

                                     U-1-15

                                   EXHIBIT U-2

                                   CLASS 1-A-7
                           YIELD MAINTENANCE AGREEMENT

BANK OF AMERICA, N.A.

      TO:  Wells Fargo Bank, N.A. as Securities Administrator on behalf of Banc of America Funding 2006-5 Trust

           9062 Old Annapolis Road
           Columbia, MD 21045
           Attn: Chris Regnier
           Tel: 410-884-2000
           Fax: 410-715-2380

CC:        Eric Daouphars
           9 West 57th Street
           New York, NY 10019
           212-583-8199

FROM:      Bank of America, National Association
           233 South Wacker Drive, 28th Floor
           Chicago, Illinois 60606
           Attention: Suzanne Buchta

DATE:      21 September 2006

Our Reference Numbers:     4808019 4808013
Internal Tracking Numbers: 13262591 13262594

Dear Sir/Madam,

      The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Banc of America Funding
2006-5 Trust and Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master
Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means
Bank of America, N.A., and "Party B" means Banc of America Funding 2006-5 Trust.

      The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

                                      U-2-1

      Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, to be dated September 28, 2006 (the "Pooling and Servicing Agreement"), among Banc of
America Funding Corporation, Wells Fargo Bank, N.A., as securities administrator, CitiMortgage, Inc., as master servicer, and U.S. Bank, National
Association, as trustee.

1.    This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates.
In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if
the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this
Confirmation will prevail for the purpose of this Transaction.

      Subject to Section 16(f) hereof, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
Transaction):

      (a)   NON-RELIANCE. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

      (b)   EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

      (c)   STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2.    The terms of the particular Transaction to which this Confirmation relates are as follows:

       Notional Amount:                       For each Calculation Period, the Notional Amount shall
                                              equal the lesser of:

                                                    (i)   the Scheduled Notional Amount for such
                                                    Calculation Period as detailed in the Schedule of the
                                                    Notional Amounts attached hereto; and

                                                    (ii)  the Class Certificate Balance of the Class
                                                    1-A-7 Certificates prior to distributions on the

                                      U-2-2

                                                    Distribution Date (as defined in the Pooling and
                                                    Servicing Agreement) related to the Calculation
                                                    Period.  The Securities Administrator shall make
                                                    available each month via its website a statement
                                                    containing the Class Certificate Balance of the Class
                                                    1-A-7 Certificates for such Calculation Period.  The
                                                    Securities Administrator's internet website shall
                                                    initially be located at www.ctslink.com and assistance
                                                    in using the website can be obtained by calling the
                                                    Securities Administrator's investor relations desk at
                                                    (301) 815-6600.

       Trade Date:                            18 September 2006

       Effective Date:                        25 September 2006

       Termination Date:                      25 January 2012

      FIXED AMOUNT:

       Fixed Rate Payer:                      Party B

       Fixed Rate Payer Payment Date:         29 September 2006, subject to adjustment in accordance with the Following Business Day Convention.

       Fixed Amount:                          USD [_____]

      FLOATING AMOUNT:

       Floating Rate Payer:                   Party A

       Strike Rate:                           5.57000per cent

       Ceiling Rate:                          9.07000per cent

       Floating Rate Payer Payment Dates:     Early Payments shall be applicable - 2 Business Days prior to each Floating Rate Payer Period End Date

       Floating Rate Payer Period End Dates:  The 25th of each Month, commencing on 25 October 2006 and ending on the Termination Date. No Adjustment.

                                      U-2-3

       Floating Amount:                       The product of (a) the Notional Amount, (b) Floating Rate
                                              Day Count Fraction and (c) the Settlement Spread which
                                              shall be calculated in accordance with the following
                                              formula:

                                              If USD-LIBOR-BBA is greater than the Strike Rate for the
                                              applicable Calculation Period, then Settlement Spread =
                                              (USD-LIBOR-BBA - applicable Strike Rate) provided, however, that if USD-LIBOR-BBA for any Calculation Period is greater than the Ceiling Rate then the USD-LIBOR-BBA for such
                                              Calculation Period shall be deemed to be the Ceiling Rate.

                                              If 1 Month USD-LIBOR-BBA is less than or equal to the Strike
                                              Rate for the applicable Calculation Period, then Settlement
                                              Spread = Zero.

       Floating Rate for initial              TO BE SET
       Calculation Period:

       Floating Rate Option:                  USD-LIBOR-BBA

       Designated Maturity:                   1 Month

       Spread:                                None

       Floating Rate Day Count Fraction:      30/360

       Averaging:                             Inapplicable

       Reset Dates:                           First day of each Calculation Period

       Business Days:                         New York

       Calculation Agent:                     Party A

3.    FORM MASTER AGREEMENT. FOR PURPOSES OF THE FORM MASTER AGREEMENT:

      (a)   "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

      (b)   "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

      (c)   "Specified Transaction" will have the meaning specified in Section
14.

      (d)   The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the
Form Master Agreement will not apply to Party A or to Party B.

                                      U-2-4

      (e)   The "Automatic Early Termination" provision of Section 6(a) of the
Form Master Agreement will not apply to Party A or to Party B.

      (f)   The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New
York General Obligations Law).

      (g)   The phrase "Termination Currency" means United States Dollars.

      (h)   For the purpose of Section 6(e) of the Form Master Agreement, Market
Quotation and Second Method will apply.

4.    RECORDING OF CONVERSATIONS.

      Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this
Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5.    CREDIT SUPPORT DOCUMENT.

      In relation to Party A: Not Applicable.
      In relation to Party B: Not Applicable.

6.    CREDIT SUPPORT PROVIDER.

      In relation to Party A: Not Applicable.
      In relation to Party B: Not Applicable.

7.    ACCOUNT DETAILS.

      Party A:
      Name:       Bank of America, N.A. - New York
      ABA #:      026009593
      Attn:       BOFAUS3N
      Name:       Bank of America, N.A.
      City:       Charlotte
      Acct#:      6550219386
      Attn:       Rate Derivative Settlements
      Attn:       BOFAUS6SGDS

      Party B:
      Wells Fargo Bank, N.A.
      San Francisco, CA
      121-000-248
      Acct. # 3970771416
      Acct. Name: SAS Clearing
      F/F/C: Reserve Fund: 50951503

                                      U-2-5

8.    OFFICES.

      The Office of Party A for this       Charlotte, North Carolina
      Transaction is:                      Please send notices to
                                           fax no. 1-866-255-1444.

      The Office of Party B for this
      Transaction is:

                                           Wells Fargo Bank, N.A. as Securities
                                           Administrator on behalf of Banc of
                                           America Funding  2006-5
                                           Trust
                                           9062 Old Annapolis Road
                                           Columbia, MD 21045
                                           Attn: Client Manager BAFC -2006-5

9.    ADDITIONAL PROVISIONS.

      (a)   Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and
6 of the Form Master Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a)(i) of the
Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party; and
(ii) Y shall be entitled to designate an Early Termination Date (a) pursuant to
Section 10 below and/or (b) pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i)
either Section 5(b)(i) or 5(b)(ii) or 5(b)(v) of the Form Master Agreement with respect to Y as the Affected Party or (ii) Section 5(b)(iii) of the Form Master
Agreement with respect to Y as the Burdened Party.

      (b)   Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5
Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost)
Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party B shall demand that Party A post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of Party B's demand therefor. The Eligible
Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless Party A or
Bank of America Corporation are no longer reporting financial information publicly, then such valuation and posting must occur weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral,
Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that
Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings
Event is continuing with respect to

                                      U-2-6

Party A. For the purpose hereof, a "Ratings Event" shall occur with respect to
Party A if the long-term and short-term senior unsecured deposit ratings of
Party A cease to be at least A and A-1 by Standard & Poor's Ratings Service
("S&P") and at least A1 and P-1 by Moody's Investors Service, Inc. ("Moody's")
and at least A and F1 by Fitch Ratings ("Fitch"), to the extent such obligations are rated by S&P, Moody's and Fitch. "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when
S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. The failure by Party A to post Eligible Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional
Termination Event for which Party A shall be the sole Affected Party.

10.   ADDITIONAL TERMINATION EVENT.

      It shall be an Additional Termination Event if any amendment and/or supplement to any document that pertains to the Form Master Agreement and/or this Transaction is made without the prior written consent of Party A (such consent not to be unreasonably withheld), if such amendment and/or supplement would: (i) adversely affect any of Party A's rights or obligations hereunder and/or under the Form Master Agreement; or (ii) modify the obligations of, or impair the ability of, Party B to fully perform any of Party B's obligations hereunder and/or under the Form Master Agreement. In connection with such
Additional Termination Event, Party B shall be the sole Affected Party.

11.   WAIVER OF RIGHT TO TRIAL BY JURY.

      EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY
WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
TRANSACTION.

12.   ELIGIBLE CONTRACT PARTICIPANT.

      Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as
amended.

13.   NOTICE BY FACSIMILE TRANSMISSION.

      Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14.   REPRESENTATIONS.

      Wells Fargo Bank, N.A., acting on behalf of Party B, as Securities
Administrator, represents that: (a) it is duly organized and validly existing as a national banking association under the laws of the jurisdiction of its organization/formation; (b) it has been directed pursuant to the Pooling and
Servicing Agreement to enter into this Transaction (including the Form Master
Agreement) and to perform its obligations hereunder (and thereunder); (c) the
Transaction and the performance of its obligations hereunder (and under the Form
Master Agreement) will not, to its knowledge, result in a breach or violation of any material term or provision of, or constitute a default under any agreement or instrument to which Wells Fargo Bank, N.A. is a party or by which it is bound; (d) each of the Pooling and Servicing Agreement and the other transaction documents related thereto (the "Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (e) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement

                                      U-2-7

and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (f) the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party, except such as may have been delivered to Party A and to Party B; (g) to its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the
Transaction Documents to which Party B is a party; and (h) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of
Party B.

15.   MULTIBRANCH PARTY.

      For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is
a Multibranch Party, and may act through its Charlotte, North Carolina, Chicago,
Illinois, San Francisco, California, New York, New York, Boston, Massachusetts
or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch
Party.

16.   OTHER PROVISIONS.

      (a)   Addresses for notices. As set forth on page 1 hereof and, with respect to Party A, the fax no. set forth on the signature page to this letter agreement.

      (b)   For the purpose of Section 13(c) of the Form Master Agreement: (i)
Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

      (c)   Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

      (d)   Party A may assign its rights and obligations hereunder to any entity so long as the Rating Agency Confirmation is satisfied.

      (e)   USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56
(signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow
Party A to identify Party B in accordance with the Act.

      (f)   It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i)
this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instructions set forth herein,
(ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Pooling and Servicing Agreement is made and intended not as a personal representation, undertaking or agreement of the
Securities Administator but is made and intended solely for the purpose of binding only Banc of America Funding 2006-5 Trust, and (iii) under no circumstances shall Wells Fargo Bank, N.A., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of Banc of America
Funding 2006-5 Trust under this Confirmation. Notwithstanding the foregoing (or anything

                                      U-2-8

to the contrary herein), Wells Fargo Bank, N.A. shall be liable for its own fraud, negligence, willful misconduct and/or bad faith

      (g)   The Events of Default specified under Sections 5(a)(ii) - 5(a)(vi)
of the Form Master Agreement will not apply to either Party A or Party B.

      (h)   With respect to Party B only, the provisions of Section 5(a)(vii)
clause 2 of the Form Master Agreement will not be applicable as an Event of
Default.

      (i)   Without affecting the provisions of the Form Master Agreement requiring the calculation of certain net payment amounts, as a result of an
Event of Default or Additional Termination Event or otherwise, all payments under the Form Master Agreement will be made without setoff.

      (j)   Party A agrees that it will not, prior to the date that is one year and one day from the Trade Date, acquiesce in, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of
Party B. Nothing herein (nor in the Form Master Agreement) shall prevent Party A from participating in any such proceeding once commenced.

      (k)   Section 9(b) of the Form Master Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Rating Agency
Condition is satisfied, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error."

      (l)   Before any amendment and/or supplement is made to any document that pertains to the Form Master Agreement and/or any Transaction thereunder, Party B must first obtain the prior written consent of Party A (such consent not to be unreasonably withheld) if such amendment and/or supplement would: (a) adversely affect any of Party A's rights or obligations under the Form Master Agreement;
or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations under the Form Master Agreement.

17.   COMPLIANCE WITH REGULATION AB. In connection with the Pooling and
Servicing Agreement, Party B represents that this Confirmation is a derivative instrument as described in Item 1115 of Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended ("Regulation AB"), and not a credit support contract described in Item 1114 of Regulation AB.

      (a)   In accordance with Regulation AB, Party A represents that: (i) the name of the derivative counterparty is Bank of America, N.A.; (ii) the organizational form of the derivative counterparty is a national banking association organized under the laws of the United States; and (iii) the general character of the business of the derivative counterparty is to be engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

      (b)   Party A has been advised that Party B (and/or certain affiliates of
Party B) is required under Regulation AB to disclose certain financial information regarding Party A depending on the applicable "significance percentage" of this Confirmation, as calculated from time to time in accordance with Item 1115 of Regulation AB (as discussed in the Pooling and Servicing
Agreement). Party A has been advised

                                      U-2-9

by the Sponsor (as defined in the Pooling and Servicing Agreement) that the applicable "significance percentage" of this Confirmation is less than 10%, and accordingly, no financial information regarding Party A need be disclosed in accordance with Item 1115 of Regulation AB.

      (c)   If required, Party A shall provide to Party B the applicable financial information described under Item 1115(b)(1) or (b)(2), as applicable, of Regulation AB (the "Reg AB Information") within five (5) Local Business Days of receipt of a written request for such Reg AB Information by Party B (the
"Response Period"), so long as Party B has reasonably determined, in good faith, that such information is required under Regulation AB; provided, however, that if Party A, in good faith, determines that it is unable to provide the Reg AB
Information within the Response Period, then, subject to the Rating Agency
Condition, Party A shall use reasonable efforts to cause a Reg AB Approved
Entity (as defined below) to replace Party A as party to this Confirmation on terms substantially similar to this Confirmation prior to the expiration of the
Response Period.

      (d)   "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating
Thresholds (as defined below). If Party B requests (in writing) the Reg AB
Information from Party A, then Party B shall promptly (and in any event within two (2) Local Business Days of the date of the request for the Reg AB
Information) provide Party A with a written explanation of how the significance percentage was calculated.

      (e)   "Approved Rating Thresholds" means an entity that has a long-term and short-term senior unsecured deposit rating of at least A and A-1 by S&P, A1 and P-1 by Moody's or A and F1 by Fitch, to the extent such obligations are rated by S&P, Moody's and Fitch.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global Derivative
Operations (fax no. 1-866-255-1444)). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours sincerely,

BANK OF AMERICA, N.A.

By:       /s/ Mary Beth Knight
      --------------------------------------
      Name:  Mary Beth Knight
      Title: Assistant Vice President

Confirmed as of the date above:

                                     U-2-10

Banc of America Funding 2006-5 Trust

By: Wells Fargo Bank, N.A., not in its individual capacity but solely as
Securities Administrator on behalf of Banc of America Funding 2006-5 Trust

By:       /s/ Peter A. Gobell
      --------------------------------------
      Name:  Peter A. Gobell
      Title: Vice President

                                     U-2-11

SCHEDULE A

                   Our Reference Numbers: 4808019 4808013

              NOTIONAL AMOUNT
                   (USD)           START DATE      END DATE

               15,700,000.00        9/25/2006      10/25/2006
               15,529,492.00       10/25/2006      11/25/2006
               15,327,321.00       11/25/2006      12/25/2006
               15,094,708.00       12/25/2006       1/25/2007
               14,832,127.00        1/25/2007       2/25/2007
               14,540,118.00        2/25/2007       3/25/2007
               14,219,393.00        3/25/2007       4/25/2007
               13,871,469.00        4/25/2007       5/25/2007
               13,498,534.00        5/25/2007       6/25/2007
               13,118,596.00        6/25/2007       7/25/2007
               12,742,622.00        7/25/2007       8/25/2007
               12,372,624.00        8/25/2007       9/25/2007
               12,008,617.00        9/25/2007      10/25/2007
               11,650,533.00       10/25/2007      11/25/2007
               11,298,302.00       11/25/2007      12/25/2007
               10,951,857.00       12/25/2007       1/25/2008
               10,611,129.00        1/25/2008       2/25/2008
               10,276,051.00        2/25/2008       3/25/2008
                9,946,559.00        3/25/2008       4/25/2008
                9,622,586.00        4/25/2008       5/25/2008
                9,304,069.00        5/25/2008       6/25/2008
                8,990,943.00        6/25/2008       7/25/2008
                8,683,145.00        7/25/2008       8/25/2008
                8,380,615.00        8/25/2008       9/25/2008
                8,083,289.00        9/25/2008      10/25/2008
                7,791,107.00       10/25/2008      11/25/2008
                7,504,010.00       11/25/2008      12/25/2008
                7,221,937.00       12/25/2008       1/25/2009
                6,944,831.00        1/25/2009       2/25/2009
                6,672,632.00        2/25/2009       3/25/2009
                6,405,285.00        3/25/2009       4/25/2009
                6,142,731.00        4/25/2009       5/25/2009
                5,884,916.00        5/25/2009       6/25/2009
                5,631,784.00        6/25/2009       7/25/2009
                5,383,280.00        7/25/2009       8/25/2009
                5,139,350.00        8/25/2009       9/25/2009
                4,899,941.00        9/25/2009      10/25/2009
                4,664,999.00       10/25/2009      11/25/2009
                4,434,474.00       11/25/2009      12/25/2009
                4,208,312.00       12/25/2009       1/25/2010
                3,986,464.00        1/25/2010       2/25/2010
                3,768,878.00        2/25/2010       3/25/2010

                                     U-2-12

                3,555,505.00        3/25/2010       4/25/2010
                3,346,296.00        4/25/2010       5/25/2010
                3,141,203.00        5/25/2010       6/25/2010
                2,940,176.00        6/25/2010       7/25/2010
                2,743,168.00        7/25/2010       8/25/2010
                2,550,133.00        8/25/2010       9/25/2010
                2,361,025.00        9/25/2010      10/25/2010
                2,175,796.00       10/25/2010      11/25/2010
                1,994,403.00       11/25/2010      12/25/2010
                1,816,799.00       12/25/2010       1/25/2011
                1,642,941.00        1/25/2011       2/25/2011
                1,472,785.00        2/25/2011       3/25/2011
                1,306,288.00        3/25/2011       4/25/2011
                1,143,407.00        4/25/2011       5/25/2011
                  984,099.00        5/25/2011       6/25/2011
                  828,323.00        6/25/2011       7/25/2011
                  676,038.00        7/25/2011       8/25/2011
                  527,203.00        8/25/2011       9/25/2011
                  381,777.00        9/25/2011      10/25/2011
                  262,849.00       10/25/2011      11/25/2011
                  147,164.00       11/25/2011      12/25/2011
                   34,684.00       12/25/2011       1/25/2012

                                     U-2-13

                                   EXHIBIT U-3

                                  CLASS 1-A-13
                           YIELD MAINTENANCE AGREEMENT

BANK OF AMERICA, N.A.

      TO:  Wells Fargo Bank, N.A. as Securities Administrator on behalf of Banc of America Funding 2006-5 Trust

           9062 Old Annapolis Road
           Columbia, MD 21045
           Attn: Chris Regnier
           Tel: 410-884-2000
           Fax: 410-715-2380

CC:        Eric Daouphars
           9 West 57th Street
           New York, NY 10019
           212-583-8199

FROM:      Bank of America, National Association
           233 South Wacker Drive, 28th Floor
           Chicago, Illinois 60606
           Attention: Suzanne Buchta

DATE:      21 September 2006

Our Reference Numbers:     4808001 4807995
Internal Tracking Numbers: 13262658 13262670

Dear Sir/Madam,

      The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Banc of America Funding
2006-5 Trust and Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master
Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means
Bank of America, N.A., and "Party B" means Banc of America Funding 2006-5 Trust.

      The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

                                      U-3-1

      Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, to be dated September 28, 2006 (the "Pooling and Servicing Agreement"), among Banc of
America Funding Corporation, Wells Fargo Bank, N.A., as securities administrator, CitiMortgage, Inc., as master servicer, and U.S. Bank, National
Association, as trustee.

1.    This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates.
In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if
the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this
Confirmation will prevail for the purpose of this Transaction.

      Subject to Section 16(f) hereof, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
Transaction):

      (a)   NON-RELIANCE. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

      (b)   EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

      (c)   STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2.    The terms of the particular Transaction to which this Confirmation relates are as follows:

       Notional Amount:                       For each Calculation Period, the Notional Amount shall
                                              equal the lesser of:

                                                    (i)   the Scheduled Notional Amount for such
                                                    Calculation Period as detailed in the Schedule of the
                                                    Notional Amounts attached hereto; and

                                                    (ii)  the Class Certificate Balance of the Class
                                                    1-A-13 Certificates prior to distributions on the

                                      U-3-2

                                                    Distribution Date (as defined in the Pooling and
                                                    Servicing Agreement) related to the Calculation
                                                    Period.  The Securities Administrator shall make
                                                    available each month via its website a statement
                                                    containing the Class Certificate Balance of the Class
                                                    1-A-13 Certificates for such Calculation Period.  The
                                                    Securities Administrator's internet website shall
                                                    initially be located at www.ctslink.com and assistance
                                                    in using the website can be obtained by calling the
                                                    Securities Administrator's investor relations desk at
                                                    (301) 815-6600.

       Trade Date:                            18 September 2006

       Effective Date:                        25 September 2006

       Termination Date:                      25 August 2036

      FIXED AMOUNT:

       Fixed Rate Payer:                      Party B

       Fixed Rate Payer Payment Date:         29 September 2006, subject to adjustment in accordance with the Following Business Day Convention.

       Fixed Amount:                          USD [_____]

      FLOATING AMOUNT:

       Floating Rate Payer:                   Party A

       Strike Rate:                           5.25000per cent

       Ceiling Rate:                          8.75000per cent

       Floating Rate Payer Payment Dates:     Early Payments shall be applicable - 2 Business Days prior to each Floating Rate Payer Period End Date

       Floating Rate Payer Period End Dates:  The 25th of each Month, commencing on 25 October 2006 and ending on the Termination Date. No Adjustment.

                                      U-3-3

       Floating Amount:                       The product of (a) the Notional Amount, (b) Floating Rate
                                              Day Count Fraction and (c) the Settlement Spread which
                                              shall be calculated in accordance with the following
                                              formula:

                                              If USD-LIBOR-BBA is greater than the Strike Rate for the
                                              applicable Calculation Period, then Settlement Spread =
                                              (USD-LIBOR-BBA - applicable Strike Rate) provided, however, that if USD-LIBOR-BBA for any Calculation Period is greater than the Ceiling Rate then the USD-LIBOR-BBA for such
                                              Calculation Period shall be deemed to be the Ceiling Rate.

                                              If 1 Month USD-LIBOR-BBA is less than or equal to the Strike
                                              Rate for the applicable Calculation Period, then Settlement
                                              Spread = Zero.

       Floating Rate for initial              TO BE SET
       Calculation Period:

       Floating Rate Option:                  USD-LIBOR-BBA

       Designated Maturity:                   1 Month

       Spread:                                None

       Floating Rate Day Count Fraction:      30/360

       Averaging:                             Inapplicable

       Reset Dates:                           First day of each Calculation Period

       Business Days:                         New York

       Calculation Agent:                     Party A

3.    FORM MASTER AGREEMENT. FOR PURPOSES OF THE FORM MASTER AGREEMENT:

      (a)   "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

      (b)   "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

      (c)   "Specified Transaction" will have the meaning specified in Section
14.

      (d)   The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the
Form Master Agreement will not apply to Party A or to Party B.

                                      U-3-4

      (e)   The "Automatic Early Termination" provision of Section 6(a) of the
Form Master Agreement will not apply to Party A or to Party B.

      (f)   The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New
York General Obligations Law).

      (g)   The phrase "Termination Currency" means United States Dollars.

      (h)   For the purpose of Section 6(e) of the Form Master Agreement, Market
Quotation and Second Method will apply.

4.    RECORDING OF CONVERSATIONS.

      Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this
Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5.    CREDIT SUPPORT DOCUMENT.

      In relation to Party A: Not Applicable.
      In relation to Party B: Not Applicable.

6.    CREDIT SUPPORT PROVIDER.

      In relation to Party A: Not Applicable.
      In relation to Party B: Not Applicable.

7.    ACCOUNT DETAILS.

      Party A:
      Name:       Bank of America, N.A. - New York
      ABA #:      026009593
      Attn:       BOFAUS3N
      Name:       Bank of America, N.A.
      City:       Charlotte
      Acct#:      6550219386
      Attn:       Rate Derivative Settlements
      Attn:       BOFAUS6SGDS

      Party B:
      Wells Fargo Bank, N.A.
      San Francisco, CA
      121-000-248
      Acct. # 3970771416
      Acct. Name: SAS Clearing
      F/F/C: Reserve Fund: 50951504

                                      U-3-5

8.    OFFICES.

      The Office of Party A for this       Charlotte, North Carolina
      Transaction is:                      Please send notices to
                                           fax no. 1-866-255-1444.

      The Office of Party B for this
      Transaction is:

                                           Wells Fargo Bank, N.A. as Securities
                                           Administrator on behalf of Banc of
                                           America Funding  2006-5
                                           Trust
                                           9062 Old Annapolis Road
                                           Columbia, MD 21045
                                           Attn: Client Manager BAFC -2006-5

9.    ADDITIONAL PROVISIONS.

      (a)   Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and
6 of the Form Master Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a)(i) of the
Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party; and
(ii) Y shall be entitled to designate an Early Termination Date (a) pursuant to
Section 10 below and/or (b) pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i)
either Section 5(b)(i) or 5(b)(ii) or 5(b)(v) of the Form Master Agreement with respect to Y as the Affected Party or (ii) Section 5(b)(iii) of the Form Master
Agreement with respect to Y as the Burdened Party.

      (b)   Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5
Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost)
Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party B shall demand that Party A post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of Party B's demand therefor. The Eligible
Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless Party A or
Bank of America Corporation are no longer reporting financial information publicly, then such valuation and posting must occur weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral,
Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that
Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings
Event is continuing with respect to

                                      U-3-6

Party A. For the purpose hereof, a "Ratings Event" shall occur with respect to
Party A if the long-term and short-term senior unsecured deposit ratings of
Party A cease to be at least A and A-1 by Standard & Poor's Ratings Service
("S&P") and at least A1 and P-1 by Moody's Investors Service, Inc. ("Moody's")
and at least A and F1 by Fitch Ratings ("Fitch"), to the extent such obligations are rated by S&P, Moody's and Fitch. "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when
S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. The failure by Party A to post Eligible Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional
Termination Event for which Party A shall be the sole Affected Party.

10.   ADDITIONAL TERMINATION EVENT.

      It shall be an Additional Termination Event if any amendment and/or supplement to any document that pertains to the Form Master Agreement and/or this Transaction is made without the prior written consent of Party A (such consent not to be unreasonably withheld), if such amendment and/or supplement would: (i) adversely affect any of Party A's rights or obligations hereunder and/or under the Form Master Agreement; or (ii) modify the obligations of, or impair the ability of, Party B to fully perform any of Party B's obligations hereunder and/or under the Form Master Agreement. In connection with such
Additional Termination Event, Party B shall be the sole Affected Party.

11.   WAIVER OF RIGHT TO TRIAL BY JURY.

      EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY
WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
TRANSACTION.

12.   ELIGIBLE CONTRACT PARTICIPANT.

      Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as
amended.

13.   NOTICE BY FACSIMILE TRANSMISSION.

      Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14.   REPRESENTATIONS.

      Wells Fargo Bank, N.A., acting on behalf of Party B, as Securities
Administrator, represents that: (a) it is duly organized and validly existing as a national banking association under the laws of the jurisdiction of its organization/formation; (b) it has been directed pursuant to the Pooling and
Servicing Agreement to enter into this Transaction (including the Form Master
Agreement) and to perform its obligations hereunder (and thereunder); (c) the
Transaction and the performance of its obligations hereunder (and under the Form
Master Agreement) will not, to its knowledge, result in a breach or violation of any material term or provision of, or constitute a default under any agreement or instrument to which Wells Fargo Bank, N.A. is a party or by which it is bound; (d) each of the Pooling and Servicing Agreement and the other transaction documents related thereto (the "Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (e) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement

                                      U-3-7

and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (f) the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party, except such as may have been delivered to Party A and to Party B; (g) to its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the
Transaction Documents to which Party B is a party; and (h) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of
Party B.

15.   MULTIBRANCH PARTY.

      For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is
a Multibranch Party, and may act through its Charlotte, North Carolina, Chicago,
Illinois, San Francisco, California, New York, New York, Boston, Massachusetts
or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch
Party.

16.   OTHER PROVISIONS.

      (a)   Addresses for notices. As set forth on page 1 hereof and, with respect to Party A, the fax no. set forth on the signature page to this letter agreement.

      (b)   For the purpose of Section 13(c) of the Form Master Agreement: (i)
Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

      (c)   Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

      (d)   Party A may assign its rights and obligations hereunder to any entity so long as the Rating Agency Confirmation is satisfied.

      (e)   USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56
(signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow
Party A to identify Party B in accordance with the Act.

      (f)   It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i)
this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instructions set forth herein,
(ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Pooling and Servicing Agreement is made and intended not as a personal representation, undertaking or agreement of the
Securities Administator but is made and intended solely for the purpose of binding only Banc of America Funding 2006-5 Trust, and (iii) under no circumstances shall Wells Fargo Bank, N.A., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of Banc of America
Funding 2006-5 Trust under this Confirmation. Notwithstanding the foregoing (or anything

                                      U-3-8

to the contrary herein), Wells Fargo Bank, N.A. shall be liable for its own fraud, negligence, willful misconduct and/or bad faith

      (g)   The Events of Default specified under Sections 5(a)(ii) - 5(a)(vi)
of the Form Master Agreement will not apply to either Party A or Party B.

      (h)   With respect to Party B only, the provisions of Section 5(a)(vii)
clause 2 of the Form Master Agreement will not be applicable as an Event of
Default.

      (i)   Without affecting the provisions of the Form Master Agreement requiring the calculation of certain net payment amounts, as a result of an
Event of Default or Additional Termination Event or otherwise, all payments under the Form Master Agreement will be made without setoff.

      (j)   Party A agrees that it will not, prior to the date that is one year and one day from the Trade Date, acquiesce in, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of
Party B. Nothing herein (nor in the Form Master Agreement) shall prevent Party A from participating in any such proceeding once commenced.

      (k)   Section 9(b) of the Form Master Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Rating Agency
Condition is satisfied, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error."

      (l)   Before any amendment and/or supplement is made to any document that pertains to the Form Master Agreement and/or any Transaction thereunder, Party B must first obtain the prior written consent of Party A (such consent not to be unreasonably withheld) if such amendment and/or supplement would: (a) adversely affect any of Party A's rights or obligations under the Form Master Agreement;
or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations under the Form Master Agreement.

17.   COMPLIANCE WITH REGULATION AB. In connection with the Pooling and
Servicing Agreement, Party B represents that this Confirmation is a derivative instrument as described in Item 1115 of Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended ("Regulation AB"), and not a credit support contract described in Item 1114 of Regulation AB.

      (a)   In accordance with Regulation AB, Party A represents that: (i) the name of the derivative counterparty is Bank of America, N.A.; (ii) the organizational form of the derivative counterparty is a national banking association organized under the laws of the United States; and (iii) the general character of the business of the derivative counterparty is to be engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

      (b)   Party A has been advised that Party B (and/or certain affiliates of
Party B) is required under Regulation AB to disclose certain financial information regarding Party A depending on the applicable "significance percentage" of this Confirmation, as calculated from time to time in accordance with Item 1115 of Regulation AB (as discussed in the Pooling and Servicing
Agreement). Party A has been advised

                                      U-3-9

by the Sponsor (as defined in the Pooling and Servicing Agreement) that the applicable "significance percentage" of this Confirmation is less than 10%, and accordingly, no financial information regarding Party A need be disclosed in accordance with Item 1115 of Regulation AB.

      (c)   If required, Party A shall provide to Party B the applicable financial information described under Item 1115(b)(1) or (b)(2), as applicable, of Regulation AB (the "Reg AB Information") within five (5) Local Business Days of receipt of a written request for such Reg AB Information by Party B (the
"Response Period"), so long as Party B has reasonably determined, in good faith, that such information is required under Regulation AB; provided, however, that if Party A, in good faith, determines that it is unable to provide the Reg AB
Information within the Response Period, then, subject to the Rating Agency
Condition, Party A shall use reasonable efforts to cause a Reg AB Approved
Entity (as defined below) to replace Party A as party to this Confirmation on terms substantially similar to this Confirmation prior to the expiration of the
Response Period.

      (d)   "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating
Thresholds (as defined below). If Party B requests (in writing) the Reg AB
Information from Party A, then Party B shall promptly (and in any event within two (2) Local Business Days of the date of the request for the Reg AB
Information) provide Party A with a written explanation of how the significance percentage was calculated.

      (e)   "Approved Rating Thresholds" means an entity that has a long-term and short-term senior unsecured deposit rating of at least A and A-1 by S&P, A1 and P-1 by Moody's or A and F1 by Fitch, to the extent such obligations are rated by S&P, Moody's and Fitch.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global Derivative
Operations (fax no. 1-866-255-1444)). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours sincerely,

BANK OF AMERICA, N.A.

By:       /s/ Mary Beth Knight
      --------------------------------------
      Name:  Mary Beth Knight
      Title: Assistant Vice President

Confirmed as of the date above:

                                     U-3-10

Banc of America Funding 2006-5 Trust

By: Wells Fargo Bank, N.A., not in its individual capacity but solely as
Securities Administrator on behalf of Banc of America Funding 2006-5 Trust

By:       /s/ Peter A. Gobell
      --------------------------------------
      Name:  Peter A. Gobell
      Title: Vice President

                                     U-3-11

SCHEDULE A

                  Our Reference Numbers: 4808001 4807995

              NOTIONAL AMOUNT
                   (USD)        START DATE        END DATE

               $5,000,000.00    9/25/2006        10/25/2006
               $4,874,172.00    10/25/2006       11/25/2006
               $4,735,122.00    11/25/2006       12/25/2006
               $4,583,472.00    12/25/2006       1/25/2007
               $4,419,518.00    1/25/2007        2/25/2007
               $4,243,600.00    2/25/2007        3/25/2007
               $4,056,149.00    3/25/2007        4/25/2007
               $3,946,840.00    4/25/2007        5/25/2007
               $3,827,253.00    5/25/2007        6/25/2007
               $3,705,306.00    6/25/2007        7/25/2007
               $3,585,761.00    7/25/2007        8/25/2007
               $3,469,455.00    8/25/2007        9/25/2007
               $3,356,358.00    9/25/2007        10/25/2007
               $3,246,403.00    10/25/2007       11/25/2007
               $3,139,524.00    11/25/2007       12/25/2007
               $3,035,656.00    12/25/2007       1/25/2008
               $2,934,737.00    1/25/2008        2/25/2008
               $2,836,703.00    2/25/2008        3/25/2008
               $2,741,494.00    3/25/2008        4/25/2008
               $2,649,051.00    4/25/2008        5/25/2008
               $2,559,314.00    5/25/2008        6/25/2008
               $2,472,227.00    6/25/2008        7/25/2008
               $2,387,733.00    7/25/2008        8/25/2008
               $2,305,778.00    8/25/2008        9/25/2008
               $2,226,306.00    9/25/2008        10/25/2008
               $2,149,264.00    10/25/2008       11/25/2008
               $2,074,602.00    11/25/2008       12/25/2008
               $2,002,267.00    12/25/2008       1/25/2009
               $1,932,210.00    1/25/2009        2/25/2009
               $1,864,381.00    2/25/2009        3/25/2009
               $1,798,733.00    3/25/2009        4/25/2009
               $1,735,219.00    4/25/2009        5/25/2009
               $1,673,791.00    5/25/2009        6/25/2009
               $1,614,406.00    6/25/2009        7/25/2009
               $1,557,018.00    7/25/2009        8/25/2009
               $1,501,584.00    8/25/2009        9/25/2009
               $1,448,060.00    9/25/2009        10/25/2009
               $1,396,407.00    10/25/2009       11/25/2009
               $1,346,581.00    11/25/2009       12/25/2009
               $1,298,543.00    12/25/2009       1/25/2010
               $1,252,254.00    1/25/2010        2/25/2010
               $1,207,675.00    2/25/2010        3/25/2010
               $1,164,768.00    3/25/2010        4/25/2010

                                     U-3-12

               $1,123,495.00    4/25/2010        5/25/2010
               $1,083,821.00    5/25/2010        6/25/2010
               $1,045,709.00    6/25/2010        7/25/2010
               $1,009,126.00    7/25/2010        8/25/2010
                 $974,035.00    8/25/2010        9/25/2010
                 $940,404.00    9/25/2010        10/25/2010
                 $908,200.00    10/25/2010       11/25/2010
                 $877,390.00    11/25/2010       12/25/2010
                 $847,942.00    12/25/2010       1/25/2011
                 $819,827.00    1/25/2011        2/25/2011
                 $793,012.00    2/25/2011        3/25/2011
                 $767,470.00    3/25/2011        4/25/2011
                 $743,169.00    4/25/2011        5/25/2011
                 $720,081.00    5/25/2011        6/25/2011
                 $698,180.00    6/25/2011        7/25/2011
                 $677,436.00    7/25/2011        8/25/2011
                 $657,823.00    8/25/2011        9/25/2011
                 $639,314.00    9/25/2011        10/25/2011
                 $627,813.00    10/25/2011       11/25/2011
                 $617,315.00    11/25/2011       12/25/2011
                 $607,796.00    12/25/2011       1/25/2012
                 $599,232.00    1/25/2012        2/25/2012
                 $591,599.00    2/25/2012        3/25/2012
                 $584,874.00    3/25/2012        4/25/2012
                 $578,804.00    4/25/2012        5/25/2012
                 $572,706.00    5/25/2012        6/25/2012
                 $566,586.00    6/25/2012        7/25/2012
                 $560,446.00    7/25/2012        8/25/2012
                 $554,290.00    8/25/2012        9/25/2012
                 $548,120.00    9/25/2012        10/25/2012
                 $541,634.00    10/25/2012       11/25/2012
                 $535,150.00    11/25/2012       12/25/2012
                 $528,670.00    12/25/2012       1/25/2013
                 $522,196.00    1/25/2013        2/25/2013
                 $515,732.00    2/25/2013        3/25/2013
                 $509,279.00    3/25/2013        4/25/2013
                 $502,841.00    4/25/2013        5/25/2013
                 $496,418.00    5/25/2013        6/25/2013
                 $490,013.00    6/25/2013        7/25/2013
                 $483,628.00    7/25/2013        8/25/2013
                 $477,265.00    8/25/2013        9/25/2013
                 $470,926.00    9/25/2013        10/25/2013
                 $464,117.00    10/25/2013       11/25/2013
                 $457,357.00    11/25/2013       12/25/2013
                 $450,647.00    12/25/2013       1/25/2014
                 $443,989.00    1/25/2014        2/25/2014
                 $437,382.00    2/25/2014        3/25/2014
                 $430,830.00    3/25/2014        4/25/2014
                 $424,331.00    4/25/2014        5/25/2014
                 $417,886.00    5/25/2014        6/25/2014

                                     U-3-13

                 $411,497.00    6/25/2014        7/25/2014
                 $405,164.00    7/25/2014        8/25/2014
                 $398,888.00    8/25/2014        9/25/2014
                 $392,669.00    9/25/2014        10/25/2014
                 $386,157.00    10/25/2014       11/25/2014
                 $379,727.00    11/25/2014       12/25/2014
                 $373,380.00    12/25/2014       1/25/2015
                 $367,115.00    1/25/2015        2/25/2015
                 $360,932.00    2/25/2015        3/25/2015
                 $354,829.00    3/25/2015        4/25/2015
                 $348,807.00    4/25/2015        5/25/2015
                 $342,865.00    5/25/2015        6/25/2015
                 $337,002.00    6/25/2015        7/25/2015
                 $331,219.00    7/25/2015        8/25/2015
                 $325,513.00    8/25/2015        9/25/2015
                 $319,886.00    9/25/2015        10/25/2015
                 $314,132.00    10/25/2015       11/25/2015
                 $308,477.00    11/25/2015       12/25/2015
                 $302,921.00    12/25/2015       1/25/2016
                 $297,460.00    1/25/2016        2/25/2016
                 $292,095.00    2/25/2016        3/25/2016
                 $286,822.00    3/25/2016        4/25/2016
                 $281,637.00    4/25/2016        5/25/2016
                 $276,532.00    5/25/2016        6/25/2016
                 $271,426.00    6/25/2016        7/25/2016
                 $266,278.00    7/25/2016        8/25/2016
                 $261,223.00    8/25/2016        9/25/2016
                 $256,258.00    9/25/2016        10/25/2016
                 $251,383.00    10/25/2016       11/25/2016
                 $246,595.00    11/25/2016       12/25/2016
                 $241,893.00    12/25/2016       1/25/2017
                 $237,276.00    1/25/2017        2/25/2017
                 $232,741.00    2/25/2017        3/25/2017
                 $228,289.00    3/25/2017        4/25/2017
                 $223,917.00    4/25/2017        5/25/2017
                 $219,624.00    5/25/2017        6/25/2017
                 $215,409.00    6/25/2017        7/25/2017
                 $211,270.00    7/25/2017        8/25/2017
                 $207,206.00    8/25/2017        9/25/2017
                 $203,215.00    9/25/2017        10/25/2017
                 $199,297.00    10/25/2017       11/25/2017
                 $195,450.00    11/25/2017       12/25/2017
                 $191,673.00    12/25/2017       1/25/2018
                 $187,964.00    1/25/2018        2/25/2018
                 $184,324.00    2/25/2018        3/25/2018
                 $180,749.00    3/25/2018        4/25/2018
                 $177,240.00    4/25/2018        5/25/2018
                 $173,794.00    5/25/2018        6/25/2018
                 $170,412.00    6/25/2018        7/25/2018
                 $167,091.00    7/25/2018        8/25/2018

                                     U-3-14

                 $163,832.00    8/25/2018        9/25/2018
                 $160,632.00    9/25/2018        10/25/2018
                 $157,490.00    10/25/2018       11/25/2018
                 $154,406.00    11/25/2018       12/25/2018
                 $151,379.00    12/25/2018       1/25/2019
                 $148,408.00    1/25/2019        2/25/2019
                 $145,491.00    2/25/2019        3/25/2019
                 $142,628.00    3/25/2019        4/25/2019
                 $139,817.00    4/25/2019        5/25/2019
                 $137,059.00    5/25/2019        6/25/2019
                 $134,351.00    6/25/2019        7/25/2019
                 $131,694.00    7/25/2019        8/25/2019
                 $129,085.00    8/25/2019        9/25/2019
                 $126,525.00    9/25/2019        10/25/2019
                 $124,013.00    10/25/2019       11/25/2019
                 $121,547.00    11/25/2019       12/25/2019
                 $119,126.00    12/25/2019       1/25/2020
                 $116,751.00    1/25/2020        2/25/2020
                 $114,420.00    2/25/2020        3/25/2020
                 $112,132.00    3/25/2020        4/25/2020
                 $109,887.00    4/25/2020        5/25/2020
                 $107,684.00    5/25/2020        6/25/2020
                 $105,522.00    6/25/2020        7/25/2020
                 $103,400.00    7/25/2020        8/25/2020
                 $101,318.00    8/25/2020        9/25/2020
                  $99,275.00    9/25/2020        10/25/2020
                  $97,271.00    10/25/2020       11/25/2020
                  $95,304.00    11/25/2020       12/25/2020
                  $93,374.00    12/25/2020       1/25/2021
                  $91,480.00    1/25/2021        2/25/2021
                  $89,622.00    2/25/2021        3/25/2021
                  $87,798.00    3/25/2021        4/25/2021
                  $86,009.00    4/25/2021        5/25/2021
                  $84,254.00    5/25/2021        6/25/2021
                  $82,531.00    6/25/2021        7/25/2021
                  $80,840.00    7/25/2021        8/25/2021
                  $79,180.00    8/25/2021        9/25/2021
                  $77,553.00    9/25/2021        10/25/2021
                  $75,956.00    10/25/2021       11/25/2021
                  $74,390.00    11/25/2021       12/25/2021
                  $72,853.00    12/25/2021       1/25/2022
                  $71,346.00    1/25/2022        2/25/2022
                  $69,867.00    2/25/2022        3/25/2022
                  $68,417.00    3/25/2022        4/25/2022
                  $66,994.00    4/25/2022        5/25/2022
                  $65,598.00    5/25/2022        6/25/2022
                  $64,229.00    6/25/2022        7/25/2022
                  $62,887.00    7/25/2022        8/25/2022
                  $61,570.00    8/25/2022        9/25/2022
                  $60,278.00    9/25/2022        10/25/2022

                                     U-3-15

                  $59,012.00    10/25/2022       11/25/2022
                  $57,769.00    11/25/2022       12/25/2022
                  $56,551.00    12/25/2022       1/25/2023
                  $55,356.00    1/25/2023        2/25/2023
                  $54,184.00    2/25/2023        3/25/2023
                  $53,035.00    3/25/2023        4/25/2023
                  $51,908.00    4/25/2023        5/25/2023
                  $50,803.00    5/25/2023        6/25/2023
                  $49,719.00    6/25/2023        7/25/2023
                  $48,656.00    7/25/2023        8/25/2023
                  $47,614.00    8/25/2023        9/25/2023
                  $46,592.00    9/25/2023        10/25/2023
                  $45,590.00    10/25/2023       11/25/2023
                  $44,608.00    11/25/2023       12/25/2023
                  $43,645.00    12/25/2023       1/25/2024
                  $42,701.00    1/25/2024        2/25/2024
                  $41,775.00    2/25/2024        3/25/2024
                  $40,867.00    3/25/2024        4/25/2024
                  $39,977.00    4/25/2024        5/25/2024
                  $39,105.00    5/25/2024        6/25/2024
                  $38,250.00    6/25/2024        7/25/2024
                  $37,411.00    7/25/2024        8/25/2024
                  $36,589.00    8/25/2024        9/25/2024
                  $35,784.00    9/25/2024        10/25/2024
                  $34,994.00    10/25/2024       11/25/2024
                  $34,220.00    11/25/2024       12/25/2024
                  $33,461.00    12/25/2024       1/25/2025
                  $32,718.00    1/25/2025        2/25/2025
                  $31,989.00    2/25/2025        3/25/2025
                  $31,274.00    3/25/2025        4/25/2025
                  $30,574.00    4/25/2025        5/25/2025
                  $29,888.00    5/25/2025        6/25/2025
                  $29,216.00    6/25/2025        7/25/2025
                  $28,557.00    7/25/2025        8/25/2025
                  $27,911.00    8/25/2025        9/25/2025
                  $27,278.00    9/25/2025        10/25/2025
                  $26,658.00    10/25/2025       11/25/2025
                  $26,050.00    11/25/2025       12/25/2025
                  $25,455.00    12/25/2025       1/25/2026
                  $24,871.00    1/25/2026        2/25/2026
                  $24,299.00    2/25/2026        3/25/2026
                  $23,739.00    3/25/2026        4/25/2026
                  $23,191.00    4/25/2026        5/25/2026
                  $22,654.00    5/25/2026        6/25/2026
                  $22,128.00    6/25/2026        7/25/2026
                  $21,614.00    7/25/2026        8/25/2026
                  $21,110.00    8/25/2026        9/25/2026
                  $20,616.00    9/25/2026        10/25/2026
                  $20,133.00    10/25/2026       11/25/2026
                  $19,659.00    11/25/2026       12/25/2026

                                     U-3-16

                  $19,195.00    12/25/2026       1/25/2027
                  $18,740.00    1/25/2027        2/25/2027
                  $18,295.00    2/25/2027        3/25/2027
                  $17,859.00    3/25/2027        4/25/2027
                  $17,432.00    4/25/2027        5/25/2027
                  $17,014.00    5/25/2027        6/25/2027
                  $16,604.00    6/25/2027        7/25/2027
                  $16,203.00    7/25/2027        8/25/2027
                  $15,810.00    8/25/2027        9/25/2027
                  $15,426.00    9/25/2027        10/25/2027
                  $15,049.00    10/25/2027       11/25/2027
                  $14,680.00    11/25/2027       12/25/2027
                  $14,319.00    12/25/2027       1/25/2028
                  $13,966.00    1/25/2028        2/25/2028
                  $13,620.00    2/25/2028        3/25/2028
                  $13,281.00    3/25/2028        4/25/2028
                  $12,949.00    4/25/2028        5/25/2028
                  $12,624.00    5/25/2028        6/25/2028
                  $12,306.00    6/25/2028        7/25/2028
                  $11,995.00    7/25/2028        8/25/2028
                  $11,691.00    8/25/2028        9/25/2028
                  $11,392.00    9/25/2028        10/25/2028
                  $11,101.00    10/25/2028       11/25/2028
                  $10,815.00    11/25/2028       12/25/2028
                  $10,536.00    12/25/2028       1/25/2029
                  $10,262.00    1/25/2029        2/25/2029
                   $9,994.00    2/25/2029        3/25/2029
                   $9,732.00    3/25/2029        4/25/2029
                   $9,476.00    4/25/2029        5/25/2029
                   $9,225.00    5/25/2029        6/25/2029
                   $8,980.00    6/25/2029        7/25/2029
                   $8,740.00    7/25/2029        8/25/2029
                   $8,505.00    8/25/2029        9/25/2029
                   $8,275.00    9/25/2029        10/25/2029
                   $8,050.00    10/25/2029       11/25/2029
                   $7,831.00    11/25/2029       12/25/2029
                   $7,616.00    12/25/2029       1/25/2030
                   $7,405.00    1/25/2030        2/25/2030
                   $7,200.00    2/25/2030        3/25/2030
                   $6,998.00    3/25/2030        4/25/2030
                   $6,802.00    4/25/2030        5/25/2030
                   $6,609.00    5/25/2030        6/25/2030
                   $6,421.00    6/25/2030        7/25/2030
                   $6,237.00    7/25/2030        8/25/2030
                   $6,057.00    8/25/2030        9/25/2030
                   $5,881.00    9/25/2030        10/25/2030
                   $5,709.00    10/25/2030       11/25/2030
                   $5,541.00    11/25/2030       12/25/2030
                   $5,377.00    12/25/2030       1/25/2031
                   $5,217.00    1/25/2031        2/25/2031

                                     U-3-17

                   $5,060.00    2/25/2031        3/25/2031
                   $4,906.00    3/25/2031        4/25/2031
                   $4,757.00    4/25/2031        5/25/2031
                   $4,611.00    5/25/2031        6/25/2031
                   $4,468.00    6/25/2031        7/25/2031
                   $4,328.00    7/25/2031        8/25/2031
                   $4,192.00    8/25/2031        9/25/2031
                   $4,058.00    9/25/2031        10/25/2031
                   $3,928.00    10/25/2031       11/25/2031
                   $3,801.00    11/25/2031       12/25/2031
                   $3,677.00    12/25/2031       1/25/2032
                   $3,555.00    1/25/2032        2/25/2032
                   $3,437.00    2/25/2032        3/25/2032
                   $3,321.00    3/25/2032        4/25/2032
                   $3,208.00    4/25/2032        5/25/2032
                   $3,098.00    5/25/2032        6/25/2032
                   $2,990.00    6/25/2032        7/25/2032
                   $2,885.00    7/25/2032        8/25/2032
                   $2,782.00    8/25/2032        9/25/2032
                   $2,682.00    9/25/2032        10/25/2032
                   $2,584.00    10/25/2032       11/25/2032
                   $2,489.00    11/25/2032       12/25/2032
                   $2,395.00    12/25/2032       1/25/2033
                   $2,304.00    1/25/2033        2/25/2033
                   $2,216.00    2/25/2033        3/25/2033
                   $2,129.00    3/25/2033        4/25/2033
                   $2,045.00    4/25/2033        5/25/2033
                   $1,962.00    5/25/2033        6/25/2033
                   $1,882.00    6/25/2033        7/25/2033
                   $1,804.00    7/25/2033        8/25/2033
                   $1,727.00    8/25/2033        9/25/2033
                   $1,653.00    9/25/2033        10/25/2033
                   $1,580.00    10/25/2033       11/25/2033
                   $1,509.00    11/25/2033       12/25/2033
                   $1,440.00    12/25/2033       1/25/2034
                   $1,373.00    1/25/2034        2/25/2034
                   $1,307.00    2/25/2034        3/25/2034
                   $1,243.00    3/25/2034        4/25/2034
                   $1,181.00    4/25/2034        5/25/2034
                   $1,121.00    5/25/2034        6/25/2034
                   $1,061.00    6/25/2034        7/25/2034
                   $1,004.00    7/25/2034        8/25/2034
                     $948.00    8/25/2034        9/25/2034
                     $893.00    9/25/2034        10/25/2034
                     $840.00    10/25/2034       11/25/2034
                     $788.00    11/25/2034       12/25/2034
                     $738.00    12/25/2034       1/25/2035
                     $689.00    1/25/2035        2/25/2035
                     $641.00    2/25/2035        3/25/2035
                     $595.00    3/25/2035        4/25/2035

                                     U-3-18

                     $550.00     4/25/2035       5/25/2035
                     $506.00     5/25/2035       6/25/2035
                     $463.00     6/25/2035       7/25/2035
                     $422.00     7/25/2035       8/25/2035
                     $382.00     8/25/2035       9/25/2035
                     $342.00     9/25/2035       10/25/2035
                     $304.00    10/25/2035       11/25/2035
                     $267.00    11/25/2035       12/25/2035
                     $230.00    12/25/2035       1/25/2036
                     $185.00     1/25/2036       2/25/2036
                     $140.00     2/25/2036       3/25/2036
                      $97.00     3/25/2036       4/25/2036
                      $57.00     4/25/2036       5/25/2036
                      $19.00     5/25/2036       6/25/2036
                       $3.00     6/25/2036       7/25/2036
                       $0.00     7/25/2036       8/25/2036

                                     U-3-19